UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Lumen Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OUR PURPOSE

Unleashing the world's **digital potential**

OUR MISSION

Igniting business growth by connecting **people, data, and apps-quickly, securely, and effortlessly**

OUR CULTURE

We operate with **Teamwork, Trust, Transparency**

We infuse **Clarity, Customer Obsession, Courage, Growth Mindset, Respect** in everything we do

OUR PRIORITIES

1

Physical

Build the backbone for the AI economy

2

Digital

Cloudify and agentify the telecom industry with Lumen Connectivity Fabric

3

Ecosystem

Build the Lumen Connected Ecosystem

Letter from our CEO Dear Fellow Lumen Shareholders,
2025 was a pivotal year for Lumen. We repositioned the company to be the trusted network for AI. We transformed our capital structure. We solidified our play-to-win culture and galvanized our leadership team. And we restored value to both our credit and equity investors.
Next up? Our path to revenue growth.
In this letter, I’ll share a candid view of where we’ve been, where we’re going, and how we’re building long-term value for Lumen’s investors.
Becoming the Trusted Network for AI
In 2025, we accelerated our strategy to transform Lumen from a legacy telecom into a digital networking platform built for the AI era. We’re doing this to help our enterprise customers who are being crushed by technical complexity – from legacy networks that can’t keep up with AI-driven workloads to fragmented, multi‑cloud environments that slow innovation and increase risk. They need a network that adapts as fast as (or faster than!) their business does, ideally in real time.
Our programmable, API-first digital platform gives customers the ability to consume connectivity quickly, securely, and effortlessly, while scaling bandwidth on demand and activating services in real time. This shift from static, manually provisioned infrastructure to an intelligent, software-defined fabric is how we can eliminate friction and deliver the trusted network for AI. Our approach centers on three core assets: our physical network, digital platform, and connected ecosystem.
First, Lumen’s physical network is a major strategic competitive advantage. Its coverage and unique routes give it proximity to the majority of businesses in North America, and that proximity – coupled with state-of-the-art fiber optic solutions – translates to superior performance. We intend to further extend our lead through focused capital investment in the most critical assets for AI.
Three physical network investments really matter: RapidRoutes pre-deploy high-capacity, long-haul paths so customers can turn up 100 Gbps and 400 Gbps bandwidth faster, ahead of demand. MetRON modernizes our metro network to deliver higher Ethernet speeds at lower cost, while simplifying operations and improving scale. Our data center expansion deepens connectivity across key interconnection hubs, reducing the distance between data, compute, and clouds. Together, these projects strengthen the foundation of the network itself, enhancing our competitive advantage, and reinforcing Lumen as the trusted network for AI.
The biggest proof point of the inherent value of our physical network is the nearly $13 billion in private connectivity fabric (“PCF”) deals that we closed with hyperscalers, neo clouds, social platforms, and AI companies.
Second, our digital platform transforms how customers consume our services – making the network programmable, on-demand, and AI-ready. Lumen’s flagship Network-as-a-Service (NaaS) platform now serves over 2,000 enterprise customers. In 2025, we expanded its reach with off-net capabilities, extending access to more than ten million additional locations in the U.S. alone. This innovation has dramatically expanded our addressable market and validated our vision for a unified, software-driven network. We’re also embedding AI and automation to make our services more intelligent, adaptive, efficient, and intuitive.
Third, we introduced the Lumen Connected Ecosystem to bring together enterprises, cloud providers, and technology partners on a unified digital fabric. This model enables integrated solutions that shorten sales cycles, improve performance, and expand market reach. Early results are promising, as joint solutions are helping us win new business, and partners are actively referring clients to Lumen. We believe this ecosystem will be a force multiplier for growth in the years ahead.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Letter from our CEO
Transforming our Capital Structure
In early 2026, we completed the sale of our consumer fiber-to-the-home business (Quantum Fiber) in 11 states to AT&T for $5.75 billion in cash. This transaction marked a strategic inflection point, allowing us to sharpen our focus on the enterprise market and unlock capital to fuel growth. The after-tax proceeds from this transaction plus some cash on hand allowed us to reduce debt by $4.8 billion, bringing our total debt below $13 billion and improving our net debt-to-EBITDA leverage to under 4x. This move alone is expected to reduce annual interest expense by approximately $300 million. Combined with our 2024 debt restructuring, subsequent refinancings, and major cash injection from the PCF deals, we’ve reduced total interest expense by $500 million.
The markets have responded to this great work. Over the past two years, Lumen’s total shareholder return reached 324%, far outpacing the S&P 500’s 45%. We also welcomed several high-quality, long-term investors to our shareholder base – a strong endorsement of our strategy. And we’ve clearly stated our go-forward capital allocation priority: we will invest for growth. We have a great start with our digital platform and will continue to direct funds to accelerate platform adoption. We will also consider acquisitions as they present an opportunity to accelerate growth.
Playing to Win
Our transformation started with – and continues to be powered by – our people. Over the past few years, we have deliberately shifted Lumen from a mindset of playing not to lose to one focused on playing to win – driving focused decision-making, greater accountability, and faster execution. In 2025, we further embedded the Lumen 8 behaviors and strengthened leadership capability across the company. By grounding teams in values like Team, Trust, and Transparency, and empowering them to take smart risks, we are making decisions closer to the work and operating with greater discipline. The result is a culture that is no longer a work in progress, but a competitive advantage that strengthens execution, builds stakeholder confidence, and positions Lumen to compete and win in a rapidly changing market.
Looking Ahead
While we’re proud of our progress, there’s more to do. Our top-line revenue remains under pressure as we transition away from legacy businesses. We have a clear path to revenue stabilization and growth by 2028, but rightfully, our investors are impatient. We share your sense of urgency and will continue to relentlessly pursue our digital future – the fast path to growth.
As we enter 2026, we do so with momentum, clarity, and conviction. Thank you for joining us on this important journey.
Kate Johnson
Chief Executive Officer
Lumen Technologies

4

Letter from our Chairman of the Board Dear Investors,
Dear Investors,
On behalf of Lumen's Board of Directors, we welcome the opportunity to share our perspective on the company's governance, performance, and strategic direction.
In 2025, working closely with the Board, Lumen’s leadership team delivered meaningful value to shareholders by completing the repositioning of the company to be the trusted network for AI and significantly strengthening our capital structure. These actions have enhanced Lumen’s financial flexibility and sharpened its strategic focus. In 2026, we intend to build on this momentum by continuing to invest in our three core strategic assets: our physical network, digital platform, and connected ecosystem. Our priority is clear—we are investing for growth and accelerating our digital transformation to drive revenue stabilization and long-term value creation.
This year also marks an important transition for the Board. Following a comprehensive leadership succession process, General Kevin P. Chilton has been selected to serve as the company’s next Chairman of the Board. We are confident this transition reflects the Board's commitment to strong governance and thoughtful succession planning, and that it positions Lumen well for the future.
The Board remains fully engaged in overseeing Lumen's strategy and risk profile and works closely with our senior leadership team to promote teamwork, trust, and transparency. We believe the company has the right leadership team in place to execute its priorities and advance its path to sustainable growth.
As we transition Board leadership, we do so with confidence in Lumen's future. The progress achieved in 2025 has positioned the company for its next chapter, and the Board remains committed to the disciplined oversight that has supported these results.
Thank you for your continued trust and investment in Lumen.
Sincerely,

T. Michael Glenn	General Kevin P. Chilton

Chairman of the Board Lumen Technologies	Incoming Chairman of the Board Lumen Technologies

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

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Forward-Looking Statements
Except for historical and factual information contained herein, matters set forth in our 2026 proxy materials (and our accompanying 2025 annual report) identified by words such as “expects,” “believes,” “will” and similar expressions are forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are based on current expectations only and are subject to uncertainties. Actual events and results may differ materially from those anticipated by us in those statements due to several factors, including those disclosed in our Annual Report on Form 10-K for the year ended December 31, 2025 and our other filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason. We assume no obligation to publicly update or revise forward-looking statements except as required by law.
Certain Defined Terms
All references in this proxy statement or related materials to “we,” “us,” “our,” the “Company” or “Lumen” refer to Lumen Technologies, Inc. In addition, each reference to (i) the “Board” refers to our Board of Directors, (ii) “Voting Shares” refers collectively to our shares of Common Stock (“Common Shares”) and shares of Series L Preferred Stock (“Preferred Shares”), (iii) “Meeting,” “Annual Meeting,” “the meeting,” “annual shareholders meeting” or “annual meeting” refers to the 2026 annual meeting of our shareholders described further herein, (iv) “named executives,” “named officers,” “named executive officers” or “NEOs” refers to the current and former executive officers listed in the Summary Compensation Table in this proxy statement, (v) the “Audit Committee” refers to the Audit Committee of our Board, (vi) “HRCC” refers to the Human Resources and Compensation Committee of our Board, (vii) “NCG Committee” refers to the Nominating and Corporate Governance Committee of our Board, (viii) the “Risk and Security Committee” refers to the Risk and Security Committee of our Board, (ix) “SLT,” “senior leadership team” or “senior officers” refers to our executive officers and a limited number of additional officers whose compensation is determined by the HRCC, (x) “Qwest” refers to our affiliate Qwest Communications International Inc., (xi) “Level 3” refers to our affiliate Level 3 Parent, LLC and its predecessor, Level 3 Communications, Inc., (xii) “SEC” refers to the U.S. Securities and Exchange Commission, (xiii) the “Exchange Act” refers to the Securities Exchange Act of 1934, as amended, (xiv) “Dodd-Frank Act” refers to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, (xv) “GAAP” refers to U.S. generally accepted accounting principles, (xvi) “NYSE” refers to the New York Stock Exchange, (xvii) “2024 proxy statement” refers to our proxy statement filed with the SEC on April 5, 2024 in connection with our 2024 annual meeting of our shareholders, (xviii) “2025 proxy statement” refers to our proxy statement filed with the SEC on March 31, 2025 in connection with our 2025 annual meeting of our shareholders, (xix) “TSR” refers to total shareholder return, (xx) “STI” refers to short-term incentive compensation, (xxi) “LTI” refers to long-term incentive compensation, (xxii) “CD&A” refers to the “Compensation, Discussion and Analysis” section of this proxy statement, and (xxiii) “Bylaws” refers to our Amended and Restated Bylaws (as amended and restated as of May 17, 2023). Unless otherwise provided, all information is presented as of the date of this proxy statement.
We include website addresses throughout this Proxy Statement for reference only. The information contained or referenced on our website and other websites mentioned in this Proxy Statement are not a part of this Proxy Statement and are not deemed incorporated by reference into this Proxy Statement or any other public filing made with the SEC.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Notice of 2026 Annual Meeting of Shareholders
2026 Annual Meeting Information

Date and Time Wednesday May 20, 2026 8:30 am CT	Location www.virtualshareholder meeting.com/ LUMN2026	Record Date You can vote if you were a shareholder of record at the close of business on March 23, 2026	Proxy Mail Date On or about [ ], 2026

Items of Business

	ITEM 1	ITEM 2			ITEMS 3A and 3B
Elect the 9 director nominees named in this proxy statement		Ratify the appointment of KPMG LLP as our independent auditor for 2026		Approve amendments to our Articles of Incorporation to remove supermajority voting requirements

Vote FOR	See page 17	Vote FOR	See page 48	Vote FOR	See page 52

	ITEM 4	ITEM 5			ITEM 6
Approve an amendment to our Articles of Incorporation to provide for exceptions to the “Related Person” Definition		Approval of Amended and Restated 2024 Equity Incentive Plan		Approve, on an advisory (non-binding) basis, of the compensation of our named executive officers

Vote FOR	See page 55	Vote FOR	See page 58	Vote FOR	See page 74
ITEM 7
Shareholder proposal requesting a shareholder right to vote for or against a poison pill		Transact other business that may properly come before the annual meeting.

Vote AGAINST	See page 137
Proxy Voting
Shareholders are invited to attend the virtual meeting. Even if you expect to attend, we urge you to vote in advance using any of the following methods:
Your vote is important to us. We urge your participation.

By Internet visit www.proxyvote.com	By phone 1-800-690-6903	By Mail mark, sign, date & return proxy card	Virtual meeting vote electronically at the virtual annual meeting

Headquarters: 100 CenturyLink Drive, Monroe, LA 71203
Meeting Details: See “Frequently Asked Questions About Voting and the Annual Meeting” in this proxy statement for further details.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 20, 2026
The Notice of 2026 Annual Meeting of Shareholders, Proxy Statement, and 2025 Annual Report and information on the means to vote by Internet are available at www.proxyvote.com
By Order of the Board of Directors.
Mark Hacker
Executive Vice President and Chief Legal Officer & Public Sector
[   ], 2026

8

About Lumen
Who We Are
Lumen is unleashing the world's digital potential. We ignite business growth by connecting people, data, and applications – quickly, securely, and effortlessly. As the trusted network for AI, Lumen uses the scale of our network to help companies realize AI's full potential. From metro connectivity to long-haul data transport to our edge cloud, security, managed service, and digital platform capabilities, we meet our customers’ needs today and as they build for tomorrow.

Financial Strength: 2025 Results

$12.4B Total Revenue

80% from Business ($9.9 billion revenue)	20% from Mass Markets ($2.5 billion revenue)

$1.7B Net Loss	$3.4B Adj. EBITDA

Our Brands and Assets (as of December 31, 2025)

163,000 On-Net buildings	> 340,000 fiber route miles

17M total intercity fiber miles	> 1,500 NaaS Customers

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

About Lumen
Recent Key Business Highlights
See Appendix A for definitions of non-GAAP metrics used above, a reconciliation of our non-GAAP metrics used above to GAAP measures, and a description of our special items. For more complete information on Lumen and our recent performance, see the remainder of this proxy statement, including Appendix B.

What’s new for 2025 and 2026?

•Michelle J. Goldberg and Stephen McMillan elected to serve on the Board for the first time in 2025.
•Michelle J. Goldberg appointed as Chair of the Audit Committee and Diankha Linear appointed as Chair of the Risk Committee following the Annual Meeting.
•Michael Collins has been nominated for election to our Board for the first time at the Annual Meeting.

•Continued refreshment of our senior leadership team, including a new Chief Revenue Officer, Jeff Sharritts; Chief Technology & Product Officer, James Fowler; and Executive Vice President and Chief Legal Officer & Public Sector, Mark Hacker.
•We recently announced several expanded executive roles: Chris D. Stansbury has been named President and CFO, Kye Prigg became EVP, Chief Commercial Operations Officer, and Ana White is now EVP, Chief People and AI Enablement Officer. When describing Mr. Stansbury’s compensation in 2025, we reference his prior title for consistency.

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Proxy Voting Roadmap

ITEM 1 Election of Directors	▶ See page 17

The Board unanimously recommends a vote FOR each nominee

Our Board collectively possesses a wide array of skills, experiences, and perspectives that we believe strengthen its ability to fulfill its oversight roles in creating and maintaining long-term sustainable shareholder value.
Each year, the Board reviews the skills necessary to effectively discharge its oversight responsibilities. We strive to maintain a well-rounded Board with comprehensive experience. Below please find information about our nominees.
Board Nominee Composition*

Stephen McMillan
Age: 55
Director Since: 2025
Committee Membership: Nominating and Corporate Governance Committee; Audit Committee

Quincy L. Allen
Age: 66
Director Since: 2021
Committee Membership: Nominating and Corporate Governance Committee; Human Resources and Compensation Committee (Chair)

Martha Helena Béjar
Age: 64
Director Since: 2016
Committee Membership: Human Resources and Compensation Committee; Nominating and Corporate Governance Committee (Chair)

Diankha Linear
Age: 52
Director Since: 2024
Committee Membership: Nominating and Corporate Governance Committee; Risk and Security Committee (Chair)

INDEPENDENT

Christopher Capossela
Age: 56
Director Since: 2024
Committee Membership: Audit Committee; Human Resources and Compensation Committee

Kate Johnson
Age: 58
Director Since: 2022
Committee Membership: None

Kevin P. Chilton
Age: 71
Director Since: 2017
Committee Membership: Human Resources and Compensation Committee

Michelle J. Goldberg
Age: 56
Director Since: 2025
Committee Membership: Audit Committee (Chair); Risk and Security Committee

Michael Collins
Age: 61
Director Since: *Nominated for 2026*
Committee Membership: Audit Committee; Risk and Security Committee

*    Unless otherwise noted, Board committee and leadership information throughout the Proxy Statement reflects anticipated composition following the Annual Meeting, assuming each director is re-elected to the Board.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Proxy Voting Roadmap
Board Nominee Demographics

Age	Tenure

in 50s	in 60s	in 70s

0-2 years

3-5 years

6-10 years
Board Nominee Skills

Skills

Sales and Marketing	6/9	Industry	3/9	Global Business	7/9

M&A	4/9	Operational Management	9/9	Digital Transformation	3/9

Technology & Innovation	7/9	Strategy	9/9	Governance & Stakeholder Alignment	6/9

Finance	5/9	HR	5/9	Risk Management/Cybersecurity	4/9

Strategic skills enhanced in the past 5 years

Sales & Marketing	Risk Management/Cybersecurity	Governance & Stakeholder Alignment

Technology & Innovation	Finance

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Proxy Voting Roadmap

ITEM 2 Ratification of KPMG as our 2026 Independent Auditor	▶ See page 48

KPMG is an independent firm that provides us with significant industry and financial reporting expertise at reasonable fees. The Audit Committee annually evaluates KPMG and determined that its retention continues to be in the best interests of Lumen and its shareholders.

The Board unanimously recommends a vote FOR this proposal

ITEMS 3A AND 3B Approval of Amendments to Articles of Incorporation to Remove Supermajority Voting Requirements	▶ See page 52

The Board has carefully considered the advantages and disadvantages of eliminating the supermajority voting provisions for matters subject to shareholder approval contained in our Articles of Incorporation, as amended (the “Articles”), following the approval of a shareholder proposal at the 2025 annual meeting of shareholders relating to the same. The Board has unanimously adopted, and recommends that shareholders approve, amendments our Articles to eliminate the supermajority voting requirements for matters subject to shareholder approval and to replace such requirements with a majority of votes cast standard or the closest standard consistent with applicable law.

The Board unanimously recommends a vote FOR these proposals

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Proxy Voting Roadmap

ITEM 4 Approval of Amendment to Articles of Incorporation to provide for exceptions to “Related Person” Definition	▶ See page 55

The Board has unanimously adopted, and recommends that shareholders approve, an amendment to Article V(D)(15) of the Articles to exclude certain categories of persons from the definition of “Related Person” for the reasons described in Item 4.

The Board unanimously recommends a vote FOR this proposal

ITEM 5 Approval of Amended and Restated 2024 Equity Incentive Plan	▶ See page 58

We are asking our shareholders to approve the Amended and Restated Lumen Technologies, Inc. 2024 Equity Incentive Plan, which we sometimes refer to as the 2024 Plan, to increase the number of Common Shares that may be issued under the 2024 Plan by an additional 45,600,000 shares, from 43,000,000 shares to 88,600,000 shares. Our Board approved the amendment on February 18, 2026, subject to the approval of our shareholders.

The Board unanimously recommends a vote FOR this proposal

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Proxy Voting Roadmap

ITEM 6 Advisory Vote to approve Executive Compensation—“Say-On-Pay”	▶ See page 74

The Board unanimously recommends a vote FOR this proposal

•Our executive compensation programs provide incentives that are aligned with our short- and long-term strategies and shareholder interests.
•93% of our CEO’s 2025 total target direct compensation and 86% of our other current NEOs 2025 total target direct compensation was “at risk.”

■	Base Salary As with most companies, base salary is annual fixed cash compensation that provides competitively set and stable income to our executives.

■	Short-Term Incentive (“STI”) STI bonus is annual variable cash compensation based on the achievement of annual performance measures.

■
Time-Based Restricted Stock (“TBRS”)
Our grants of TBRS are 40% of the total annual LTI award that vests over three years from the date of grant. TBRS are intended to align our executives’ and shareholders’ interests by focusing on the long-term value of our Common Shares.

■
Performance-Based Restricted Stock (“PBRS”)
Our grants of PBRS are 60% of the total annual LTI award that cliff vest three years from date of grant, based on the level of achievement against pre-established performance measures for two-equally weighted metrics over the performance period.

Pay and Performance Alignment
In making its decisions regarding executive compensation for 2025, the HRCC considered the significant level of shareholder support our executive compensation programs have received in 2025 (95% support), 2024 (92% support) and prior years, and set ambitious but attainable goals.
Lumen closed 2025 with strong momentum and, for the first time in several years, we:
•exceeded our pre-established goals for our 2025 STI program—achieving a payout of 136.4%; and
•achieved a positive three-year total shareholder return (of 53.2%)—earning a weighted payout of 88.5% for our 2023 PBRS.
See “Compensation Discussion & Analysis (CD&A) on page 75.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Proxy Voting Roadmap

ITEM 7 Shareholder Proposal	▶ See page 137

We have received a shareholder proposal requesting that the Board adopt a policy providing shareholders with the right to vote for or against a poison pill. Following careful consideration, the Board has determined to recommend a vote against this proposal for the reasons described in Item 7.

The Board unanimously recommends a vote AGAINST this proposal

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ITEM 1 Election of Directors

Lumen’s mission is to ignite business growth by connecting people, data, and applications—quickly, securely, and effortlessly. We believe that strong corporate governance is key to achieving our mission.
Following the NCG Committee’s recommendation, the Board of Directors has nominated each of the nine nominees below for a one-year term expiring at our 2027 annual meeting of shareholders or until his or her successor is duly elected and qualified. Except for Michael Collins, a new director nominee, all of the nominees were elected to the Board at the 2025 annual meeting.
To be elected, each of the nine nominees must receive an affirmative vote of a majority of the votes cast for the director’s election. Any director failing to receive a majority of votes cast must promptly tender his or her resignation, which will be addressed by us in the manner described in our Bylaws.
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each nominee. Abstentions and broker non-votes are not counted as votes cast, and therefore will not affect the outcome of the vote with respect to any nominee.

Director Nominees
See “Board of Director and Governance—Our Director Nominees” for information about each of the nine nominees for election to our Board.

The Board unanimously recommends a vote FOR each of the director nominees

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
Skills and Relevance to Lumen’s Strategy
Lumen’s NCG Committee uses a skills matrix as part of the Board’s annual evaluation, succession planning and director nomination process. The goal is to ensure our director nominees collectively possess the relevant skills and backgrounds for the Board to effectively discharge its responsibilities. The skills listed in this matrix only indicate the most prominent skills that our Board relies upon. This matrix is not a comprehensive reflection of the wide variety of skills that our director nominees possess and routinely contribute to Lumen.

Board Nominee Skills Matrix

Sales & Marketing Experience with Deep Customer Focus Experience growing sales and market share with deep focus on customer needs, and leveraging AI, and cloud-based platforms
Industry Experience Experience working in the telecommunications and technology sectors
Global Business Experience Broad leadership experience with multinational companies or in international markets
M&A Experience Experience navigating growth opportunities, assessing “build or buy” decisions, analyzing strategic transactions and negotiating complex transactions
Operations Management Experience advancing operational excellence and thriving in evolving market conditions
Digital Transformation Experience leading enterprise-wide digital transformation with a focus on simplification and automation resulting in knowledge of how to harness disruptive technologies like AI
Technology & Innovation Deep experience working in technology, managing technological change, driving innovation, anticipating technology trends, and creating new business models
Strategy Proven success in developing and implementing strategic plans to help achieve long-term objectives while ensuring alignment between strategy and execution

Governance & Stakeholder Alignment Experience
Proven experience in balancing the interests of all stakeholders, while driving operational effectiveness, transparent decision-making, and ethical standards

Finance Expertise Significant expertise in corporate finance or financial accounting, with strong understanding of financial statements, cost structures, and operational metrics

HR Transformational Leadership Experience
Deep experience and insight into workforce management, compensation design, culture, developing talent, succession planning, with the goal of driving long-term growth

Risk Management/Cybersecurity Knowledge
Knowledge of the evolving landscape of data security, information technology, and enterprise risk management programs and the ability to oversee data privacy, compliance, and cybersecurity frameworks, ensuring that operations are secure, ethical, and aligned with regulatory requirements

Tenure	5	10	2	9	0	1	3	2	1

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Board of Directors and Governance
Refreshment
Our NCG Committee reviews Board and committee refreshment at least once a year as part of its regular evaluation process. Our Board periodically receives recommendations from the NCG Committee about possible changes designed to staff the Board and its committees with individuals who have the skills, experiences, perspectives, and backgrounds necessary to make meaningful contributions to shaping and implementing Lumen’s business strategies. To align with Lumen’s transformation, the NCG Committee has adopted an evergreen approach to board refreshment.
Over the past year, the NCG Committee and Board considered a wide range of factors in assessing the composition of the Board and its current and long-term needs, including:
•essential skill sets for driving technology transformation and overseeing our development and execution of business strategies that advance our evolution into a digital-first company which delivers a simpler, more intuitive, and enhanced customer experience;
•balancing fresh, new perspectives and experiences with institutional knowledge; and
•our stakeholders’ input on important elements of Board composition.
T. Michael Glenn and Hal Stanley Jones have each determined that he would retire from the Board at the time of the Annual Meeting. The Board thanks Mr. Glenn and Mr. Jones for their service and leadership. In addition, James Fowler resigned from the Board in December 2025 in connection with his appointment as our Chief Product and Technology Officer. Currently, the size of the Board is fixed at ten directors and following the Annual Meeting the Board will have one vacancy.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
Recent Board Changes
We have made a concerted effort over the past several years to align our Board with Lumen’s strategic goals.

Additions

Kate Johnson	Diankha Linear	Stephen McMillan
In November 2022, Kate Johnson, who was newly our President and CEO, joined the Board. Among other reasons, Ms. Johnson was selected as CEO (and a member of our Board) for her experience as a technology executive leading digital and business transformations while driving growth.

Effective February 21, 2024, we added Diankha Linear to the Board. Among other reasons, Ms. Linear was selected for her broad range of experience across technology, military leadership, logistics, and retail, including as President and CEO of Community, a technology startup that disrupts the market for how brands interact with their customers.

Effective May 15, 2025, we added Stephen McMillan to the Board. Among other reasons, Mr. McMillan was selected for his experience as a global technology executive and public company CEO, with a proven track record in transformation, financial growth, and operational excellence.

Nominee

Christopher Capossela	Michelle J. Goldberg
Effective October 29, 2024, we added Christopher Capossela to the Board. Among other reasons, Mr. Capossela was selected for his experience serving as the Chief Marketing Officer of Microsoft, where he led global marketing across the consumer and commercial businesses, overseeing product marketing, business planning, digital direct sales and retail partner sales.

Effective May 15, 2025, we added Michelle J. Goldberg to the Board. Among other reasons, Ms. Goldberg was selected for her experience as a seasoned public company board member and transformation strategist, with over 20 years of leadership spanning technology, enterprise, financial services, and consumer sectors.

Michael Collins
Mr. Collins is nominated for election to the Board at the Annual Meeting. Among other reasons, Mr. Collins is being nominated for his extensive experience in global management consulting, corporate strategy, and operational leadership, including as Chief Operating Officer of Bain & Company.

2022	2023	2024	2025	2026

Departures							At the 2026 annual meeting, the following two current Lumen directors will retire from the Board:
Jeffrey K. Storey	W. Bruce Hanks	Michael Roberts	Peter C. Brown	Steven T. Clontz	Laurie Siegel	James Fowler	T. Michael Glenn	Hal Stanley Jones
In November 2022, our former President and CEO Jeffrey K. Storey retired from the Board.	At the 2023 annual meeting, Mr. Hanks retired from the Board after 31 years of service.	At the 2024 annual meeting, Mr. Roberts retired from the Board, after 13 years of service.	At the 2025 annual meeting, Mr. Brown retired from the Board, after 16 years of service.	At the 2025 annual meeting, Mr. Clontz retired from the Board, after 8 years of service.	At the 2025 annual meeting, Ms. Siegel retired from the Board, after 16 years of service.	In December 2025, James Fowler left the Board to serve as Lumen's Executive Vice President and Chief Technology & Product Officer.	At the Annual Meeting, Mr. Glenn will retire from the Board after 9 years of service.	At the Annual Meeting, Mr. Jones will retire from the Board after 6 years of service.
We remain actively focused on maintaining a Board composition aligned with the Company’s evolving strategic priorities. For additional information on our processes for selecting Board nominees, see “—How Our Board is Evaluated and Selected.”

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Board of Directors and Governance
Our Director Nominees
The first item for consideration at the meeting will be the election of the nine nominees listed below. The information about each Board committee reflects its anticipated membership and leadership following the 2026 annual meeting, assuming each of the nominees is elected.

Quincy L. Allen INDEPENDENT 66 years old Director since: 2021 Committees: HRC (Chair), NCG Skills:
Experience
Quincy L. Allen has over 35 years of leadership experience in the technology services industry.
IBM Corporation, a publicly traded multinational technology company
•Go-To-Market Leader of Cognitive Process Services and Chief Marketing Officer for IBM Cloud (2015 to 2018)
Unisys Corporation, a publicly traded global information technology company
•Chief Marketing and Strategy Officer (2012 to 2015)
Vertis Communications, a direct marketing and advertising company
•Chief Executive Officer (2009 to 2010)

Xerox Corporation, a publicly traded global provider of digital print technology and related solutions (1982-2009)
•President of the Global Services and Strategic Marketing Group
•President of Production Systems Group
Other Public Company Directorships
•ABM Industries, Inc. (since 2021) (member of Audit and Stakeholder and Enterprise Risk Committees)
Previous Public Company Directorships
•Office Depot (2020-2025)

Martha Helena Béjar INDEPENDENT 64 years old Director since: 2016 Committees: HRC, NCG (Chair) Skills:
Experience
Martha Helena Béjar brings decades of leadership experience in technology, telecommunications, private equity, and corporate governance.
DaGrosa Capital Partners LLC, a private equity firm
•Senior Partner/Advisor (2022 to present)
Red Bison Advisory Group, LLC, which provides business advisory services
•Co-founder and principal (2012 to 2019)
Unium, Inc., a Wi-Fi technology provider
•Chief Executive Officer (2016 to 2018)
Flow Mobile, Inc., a broadband wireless company
•Chief Executive Officer (2012 to 2015)
Infocrossing, Inc., a U.S.-based cloud services affiliate of Wipro Limited
•Chief Executive Officer and Chairperson (2011 to 2012)
Wipro’s Information Technology Services affiliate
•President of Worldwide Sales and Operations (2009 to 2011)

Microsoft Corporation, a publicly traded multinational technology conglomerate
•Corporate Vice President for the communications sector (2007 to 2009)
Other
•Prior to 2007, Ms. Béjar held diverse executive sales, operations, engineering and R&D positions at Nortel and Bellcore/Bellsouth/AT&T.
Other Public Company Directorships
•Commvault Systems (since 2018) (chair of Nominations and Governance Committee and member of the Audit Committee)
•Sportsman’s Warehouse Holdings, Inc. (since 2019) (chair of Nominating and Governance Committee and member of Audit Committee)
Previous Public Company Directorships
•Mitel Networks Corporation (2017-2018)
•Polycom, Inc. (2013-2016)
•Quadient SA (2019-2025)

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance

Christopher Capossela INDEPENDENT 56 years old Director since: 2024 Committees: A, HRC Skills:
Experience
Christopher Capossela is a senior executive in the technology industry with more than 30 years of experience working at Microsoft, where he spent the last eleven years of his career as its Executive Vice President and Chief Marketing Officer.
Microsoft, a publicly traded multinational technology conglomerate (1991 to 2023)
•Executive Vice President and Chief Marketing Officer (2014-2023)
•Corporate Vice President, Consumer Channels Group (2013-2014)
•Chief Marketing Officer (2011-2013)
•Corporate Vice President, Office Marketing (2003-2011)
Other Public Company Directorships •None

General Kevin P. Chilton INDEPENDENT 71 years old Director since: 2017 Committees: A Skills:
Experience
General Kevin P. Chilton is retired from the U.S. Air Force as a four-star general and contributes considerable cybersecurity, risk management and scientific leadership experience to our Board.
Chilton & Associates, LLC, a consulting company
•President (2011-present)
34-year military career
•Commander, U.S. Strategic Command (2007 to 2011), overseeing the U.S. Department of Defense’s nuclear, space and cyberspace operations
•Commander, U.S. Air Force, Space Command (2006 to 2007)
•NASA astronaut (1987 to 1996), including three space shuttle flights
•Deputy Program Manager of the International Space Station (1996 to 1998)

Other Public Company Directorships
•None
Previous Public Company Directorships
•Anadarko Petroleum Corporation (2011-2017)
•AeroJet Rocketdyne (2018-2023)
•Orbital ATK, Inc. (2015-2018)
•Orbital Sciences Corporation (2012-2015)

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Board of Directors and Governance

Michael Collins INDEPENDENT 61 years old Director since: Nominated for 2026 Committees: A, RS Skills:
Experience
Michael Collins is a seasoned finance and strategy executive with over 30 years of experience in global management consulting, corporate strategy, and operational leadership.
Bain & Company, a global management consulting firm.
•Partner (2024–2026)
•Chief Operating Officer (2021-2024)
•Chief Financial Officer (2012-2021)
•Various other roles (1998-2012)
Other Public Company Directorships •Jacobs Solutions, Inc. (2024–Present) Previous Public Company Directorships •Cosi, Inc. (2013-2017)

Michelle J. Goldberg INDEPENDENT 56 years old Director since: 2025 Committees: A (Chair), RS Skills:
Experience
Michelle J. Goldberg is a seasoned board director and transformation strategist with over 20 years of experience in early-stage technology businesses, finance, and governance.
Ignition Partners, Venture Capital, an early-stage venture capitalist firm investing in technology sectors (2000 to 2023)
•Partner
Other
•Prior to 2000, Ms. Goldberg was a consultant to financial institutions and Microsoft and an investment banker in middle market mergers and acquisitions

Other Public Company Directorships
•Ally Financial since May 2025 (Audit committee member)
Previous Public Company Directorships
•Bakkt Holdings, Inc. (2021-2025)
•Legg Mason, Inc. (2017-2020)
•Taubman Centers, Inc. (2019-2020)
•Plum Creek Timber Company, Inc. (2015-2019)

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance

Kate Johnson 58 years old Director since: 2022 Committees: None Skills:
Experience
Kate Johnson is a seasoned technology innovator with a proven track record of driving business transformation success at several Fortune 100 companies.
Lumen
•Chief Executive Officer (November 2022 to present) and President (November 2022 to March 2023)
Microsoft Corporation, a publicly traded multinational technology conglomerate
•President of Microsoft U.S., a division of Microsoft Corporation (2017 to 2021)
GE, a publicly traded multinational conglomerate
•Executive Vice President and Chief Commercial Officer, GE Digital (2016 to 2017)
•Chief Executive Officer, GE Intelligent Platforms Software (2015 to 2016)
•Vice President and Chief Commercial Officer (2013 to 2015)

Oracle, a publicly traded multinational technology company
•Senior Vice President for North America Technology and Government Consulting (2007 to 2013)
Red Hat, a publicly traded provider of enterprise open-source software products
•Vice President of Global Services and Strategic Accounts (2004 to 2007)
Other Public Company Directorships
•United Parcel Service (since 2020) (member of Nominating and Corporate Governance and Risk Committees)

Diankha Linear INDEPENDENT 52 years old Director since: 2024 Committees: NCG, RS (Chair) Skills:
Experience
Diankha Linear is a senior executive and proven operator with more than 20 years of experience leading across highly regulated technology, logistics, and retail industries.
Community, Inc., a technology startup that uses SMS to help brands engage with and retain their customers at scale
•President & Chief Executive Officer (2021 to 2024)
Convoy, Inc., an American technology and logistics company
•General Counsel & Corporate Secretary (2017 to 2021)
Nordstrom, a publicly traded American luxury specialty fashion retailer
•Senior Director, Legal (2013 to 2017)

Expeditors International of Washington, a publicly traded global logistics company
•Director, Legal (2008 to 2013)
16-year military career (1991 to 2007)
•US Army Reserve—Paratrooper/Airborne, Logistics & Transportation
•Civil Affairs—Special Operations Forces Unit
•Judge Advocate General (JAG) Officer
Prior Law Firm Practice
•Perkins Coie LLP, Attorney
Other Public Company Directorships
•None

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Board of Directors and Governance

Stephen McMillan INDEPENDENT 55 years old Director since: 2025 Committees: A, NCG Skills:
Experience
Stephen McMillan is a visionary leader with a proven track record in driving global strategy, transforming organizations, and leading a top big data company, while championing value-based sales and developing high-performance teams.
Teradata Corporation, a publicly-traded cloud and hybrid data and analytics company that provides a platform and services for enterprise analytics, including AI
•President and Chief Executive Officer (2020 to present)
F5, Inc., a publicly-traded transnational technology company specializing in security, cloud management, fraud prevention, and network performance
•Executive Vice President of Global Services (2017 to 2020)

Oracle Corporation, a publicly-traded multinational technology company
•Senior Vice President, Customer Success and Managed Cloud Services (2015 to 2017)
•Senior Vice President, Managed Cloud Services (2012-2015)
IBM Corporation, a publicly-traded multinational technology company
•Vice President, IBM Strategic Outsourcing (2009 to 2012)
•Held various increasingly senior leadership positions domestically and abroad focused on global managed services, consulting, and information technology (1993 to 2009)
Other Public Company Directorships
•Teradata Corporation (since 2020)

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
How Our Board is Evaluated and Selected
Evaluations
Our NCG Committee leads an annual evaluation of our Board, its members, and committees, and the Board periodically assesses whether it has the skills, processes, structure, and policies necessary to effectively attain its goals and fulfill its responsibilities. While the NCG Committee’s formal evaluation is conducted on an annual basis, directors share their perspectives and suggestions throughout the year. The NCG Committee uses this ongoing and annual feedback when considering Board composition, Board refreshment, and other governance issues, as well as in connection with nominating directors to be elected to the Board. The NCG Committee periodically engages nationally-recognized firms to assist it with the design and implementation of its director evaluation and selection processes.

1	Questionnaires Each director completes a detailed questionnaire
Topics covered include, among others:
•Assessment of Board and committee composition, including size and mix of skills and tenure
•Assessment of allocation of responsibilities among the Board and its committees and their respective fulfillment of those responsibilities
•Assessment of Board and committee meeting procedures
•Assessment of supporting resources, including from our SLT

2	Interviews, Readout, and Discussion The Chairman meets with each director The Board reviews and discusses the results
•The Chairman of the Board meets with each director individually to obtain his or her assessment of the performance of the Board, its committees, and each director
•The responses to the questionnaires and input from the discussions are collected and compiled into a comprehensive report, highlighting key themes, strengths, and areas for improvement
•The compiled results are presented to the entire Board during a dedicated executive session. This readout includes a summary of the findings, notable trends, and any significant discrepancies in responses
•Board members engage in an open and constructive discussion about the results. They analyze the feedback, share perspectives, and identify specific actions to address any identified issues

3	Action Items These evaluations have consistently enabled us to refine our governance practices
Over the past several years, this evaluation process has consistently found that the Board and committees are operating effectively, while also enabling us to continually refine the way the Board and its committees operate, including:
•Adjusting the size and composition of the Board to address the evolving strategic priorities of the Company
•Rotating committee memberships and chairs to ensure fresh perspectives and leadership
•Ensuring committee chairs have ample time to review agendas and committee members have sufficient time to review materials in advance of meetings

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Board of Directors and Governance
Nomination Process

1	Succession Planning

The NCG Committee meets with the CEO regularly to discuss the Company’s long-term strategy and what skills, if any, are missing from the Board to best complement that strategy and to otherwise discuss the composition of the Board.

2	Identification of Potential New Directors

In the event of an open seat or perceived skill gap, the NCG Committee engages in a search process, which typically includes the use of a nationally-recognized independent search firm. The NCG Committee, the Chairman of the Board, the CEO, and the search firm, if any, will put together a candidate profile to identify the skills, experience, and background that best align with the Company’s strategy and the Board’s current needs. In connection with reviewing the Board’s needs, the NCG Committee typically assesses succession planning issues to ensure that the Board and its committees will continue to collectively possess a comprehensive and diverse set of skills, experiences, perspectives, and backgrounds following planned retirements and committee chair rotations. The resulting candidate profile is shared with the full Board and our Chief People Officer. The NCG Committee then considers any suggestions provided by members of the Board and the search firm, if any, and endeavors to create a pool of potential candidates that best fit the profile. The NCG Committee also reviews candidates suggested by our shareholders who comply with the requirements of our Bylaws and our Corporate Governance Guidelines. Shareholders may recommend individuals to the NCG Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our Corporate Secretary at 100 CenturyLink Drive, Monroe, Louisiana 71203. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the NCG Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. We identified director nominee Michael Collins through Egon Zehnder, an independent search firm that the Company continues to retain.

3	Assessing Potential New Directors

The NCG Committee forms a search committee that is comprised of the Chairman of the Board, the HRCC and NCG Committee chairs, and the CEO, who will seek to interview the candidates in the pool. Candidates are initially interviewed remotely or in person by the search committee members. Those who pass this stage may be interviewed by the NCG Committee members in person. Additionally, other Board members can participate in the interview process if they desire.

4	Decision and Nomination

The NCG Committee evaluates any potential director candidates the committee has interviewed to determine which, if any, are the right choice in the context of the needs of the Board at that time. This analysis is also done annually with respect to each current director.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance

The NCG Committee assesses each director candidate based on the individual’s independence, character, judgment, and talent and endeavors to assemble a Board that has a comprehensive and diverse set of skills, experiences, perspectives, and backgrounds in the context of the needs of the Board at that time. The NCG Committee may, but has not formally chosen to, establish additional qualifications. Potential conflicts and “overboarding” are also evaluated, and no director may serve on more than three other unaffiliated public company boards, unless this prohibition is waived by the Board. Director tenure is considered as part of the Board's ongoing evaluation of its overall composition, including the mix of experience, skills, and perspectives needed to support the Company's strategy. We set a goal of all Board members (except our CEO) being independent and it is also the Board’s general sense that, in the absence of compelling reasons to the contrary, as a guideline, a director should not stand for election if he or she will have attained the age of 75 or if his or her service on the Board will have exceeded 15 years, in either case at any time during the calendar year of the next annual meeting of shareholders.
The NCG Committee recommends selected candidates to the full Board for approval.

5	Appointment or Nomination

The director candidates are either immediately appointed to the Board to serve until the next annual meeting or nominated to stand for election by shareholders at that next annual meeting.
A shareholder or group of up to 10 shareholders owning 3% or more of Lumen’s outstanding Common Shares continuously for at least three years can nominate director candidates constituting up to 20% of the Board and include these nominations in our annual meeting proxy materials.

6	Ongoing Assessment

The NCG Committee continuously assesses the composition of the Board to maintain alignment with the Company’s evolving corporate strategy. This includes a periodic review of each director’s independence, character, judgment, and talent; the directors’ collective set of skills, experiences, perspectives and backgrounds in the context of the needs of the Board at that time; the relative benefits of Board refreshment and organizational knowledge; and the results of previous shareholder votes. This could result in the addition of new directors or the resignation of then-current directors prior to the next annual meeting. The NCG Committee and the Board also evaluate the effectiveness of these nominating processes and procedures on a periodic basis.

Orientation and Education
New directors participate in an orientation program that familiarizes them with the Company’s business, operations, strategies, culture, and corporate governance practices to assist them in developing industry knowledge to optimize their service on the Board. This includes meetings with the chairs of the Board committees they have joined and members of our SLT to expedite their ability to effectively and fully discharge their responsibilities. New directors are also assigned a director “buddy” to provide guidance and help them integrate smoothly into the Board.
We encourage our directors to participate in continuing education programs focused on our business and industry, their committee roles and responsibilities and the legal and ethical responsibilities of directors. We reimburse our directors for the costs of these programs. We also provide continuing director education during Board and committee meetings and other Board discussions. From time to time, these include presentations from third parties.
Additionally, we encourage our directors to participate in nationally recognized governance organizations, including the National Association of Corporate Directors.

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Board of Directors and Governance

Over the course of 2025, members of our Board collectively attended over 60 hours of continuing education webinars and seminars covering an extensive list of topics, including board committee effectiveness, cybersecurity, human capital management, and SOX controls.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
Independence and Board Committee-Related Determinations
Prior to the nomination of candidates for election to the Board at each annual meeting, the Board evaluates and affirmatively determines each director nominee’s independence using the standards required by the SEC, NYSE, and our Corporate Governance Guidelines. In addition, committee members are subject to any additional independence or other requirements that may be required by the committee’s charter, the SEC, or NYSE. This is also done in advance of any appointment of a new director by the Board. All such determinations are supported by a detailed questionnaire completed by each candidate that solicits information about relationships that could have an impact on his or her independence. Our management delivers reports on those relationships to the NCG Committee. The NCG Committee evaluates those reports and considers all other known factors that could influence a nominee’s independence, including transactions and relationships between the Company or affiliates and our directors, executive officers, their immediate family members, or an entity in which any of them have a significant interest. The Chair of the NCG Committee, in turn, reports on these independence evaluations to the Board.
In early 2026, the Board reviewed all relationships between the Company and each current director and director nominee and affirmatively determined that each is independent other than our CEO, Ms. Johnson. The Board also determined that each of the current members of the HRCC and each director that will become a member of the HRCC effective on the date of the 2026 Annual Meeting, if elected, satisfies the heightened independence and other qualification requirements applicable to members of that committee, as set forth in the committee’s charter, SEC rules, or the NYSE listing standards. Further, the Board determined that (1) each director who is currently a member of the Audit Committee and each director that will become a member of the Audit Committee effective on the date of the 2026 Annual Meeting, if elected, satisfies the heightened independence and other qualification requirements applicable to members of that committee, as set forth in the committee’s charter, SEC rules, or the NYSE listing standards, including the financial literacy requirements of the NYSE listing standards and (2) each of Messrs. Capossela, Collins, Jones and McMillan and Ms. Goldberg is an audit committee financial expert within the meaning of SEC rules. The Board also determined that each of the former directors who left the Board in 2025 was independent during the period in which he or she served on the Board.

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Board of Directors and Governance
How Our Board is Organized
Board Leadership Structure

T. Michael Glenn Retiring Chairman of the Board General Kevin P. Chilton Incoming Chairman of the Board
Responsibilities of Chairman of the Board
•Presides over meetings of the Board and at each meeting of the independent directors
•Oversees the management, development, and functioning of the Board
•Acts as the Board’s principal intermediary with senior management between meetings
•Represents the Board in stakeholder communications as needed
•In consultation with the CEO, plans and organizes the activities of the Board and the schedule for Board meetings
•In consultation with the CEO, establishes the agendas for Board meetings
•Provides direction to the CEO on the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly
•Ensures that all orders, policies, and resolutions of the Board are carried out
•Presides over shareholder meetings
•Performs any additional duties the Board may identify

The NCG Committee periodically reviews the Board’s leadership structure and, when appropriate, recommends changes, taking into consideration the needs of the Board and the Company at the time. Since 2009, we have elected a non-executive chairman.
We believe that separation of the Chairman and CEO positions has functioned effectively over the past many years. Separating these positions has allowed our CEO to have primary responsibility for the operational leadership and strategic direction of our business, while allowing our Chairman to lead the Board in its fundamental role of providing guidance to and separate oversight of management.
T. Michael Glenn has served as Lumen’s independent, non-executive Chairman since May 2020 until his pending retirement at the Annual Meeting. Following a comprehensive succession planning process, the Board has appointed General Kevin P. Chilton as non-executive Chairman, effective immediately following the Annual Meeting, assuming Mr. Chilton is elected. Mr. Chilton’s extensive leadership experience as a Four Star General and in areas of major strategic focus of the Company, including cybersecurity and risk management, makes him uniquely qualified to lead the Board as Lumen executes its strategic plan for growth.
It is the sense of the Board that the Chairman of the Board should rotate approximately every five years, although the Board may elect to extend the service of any chairperson should they decide it is in our best interest to do so.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
Board Committees
Each of our four standing Board committees supports the full Board with various risk management, governance, and strategic responsibilities. Below is a description of each committee’s key responsibilities, along with a summary of the key topics routinely covered by each committee throughout the year. Each committee also considers other topics relevant to its areas of responsibility, as it deems necessary or advisable. Additional information about the responsibilities of our committees is available in the committees’ respective charters, which can be obtained on our website: www.lumen.com/en-us/about/governance.html.
Also set forth below is information about the membership and leadership of each standing Board committee following the Annual Meeting, highlighting any changes, or expected changes, since January 1, 2025. It is the sense of the Board that the chairs of our committees should rotate approximately every five years, although the NCG Committee may elect to extend the service of any chairperson should they decide it is in our best interest to do so.

Audit Committee* Meetings in 2025: 9 2025 Meeting Attendance: 94% Chair: Michelle J. Goldberg
	Goldberg	Capossela	Collins	McMillan

* Each of Messrs. Capossela, Collins, McMillan and Ms. Goldberg is an “audit committee financial expert”	Additions May 2025: Michelle J. Goldberg May 2026: Michelle J. Goldberg as Chair, Michael Collins and Stephen McMillan, if elected	Departures May 2025: Peter C. Brown December 2025: James Fowler May 2026: Hal Stanley Jones and General Kevin P. Chilton

Key Responsibilities

•Oversees the Company’s system of financial reporting
•Assesses our major financial risks, including matters potentially impacting financial reporting, with management, our internal auditors and our independent auditors
•Monitors the qualifications, independence and performance of Lumen’s independent auditors

•Assists the Board in fulfilling its oversight responsibilities relating to the adequacy and effectiveness of
–our internal controls over financial reporting,
–our internal controls regarding information technology security and
–our disclosure controls and procedures
See “Audit Committee Report” below for additional information

Q1	•Prior Year Financial Statements Review •Related Party Transactions Review •KPMG Quarterly Report •Proxy Statement Disclosure Review	•Internal Audit/SOX Quarterly Report •Pension Accounting and Reporting Annual Update •Litigation Quarterly Update •Tax Report

Q2	•Q1 Financial Statements Review •KPMG Quarterly Report •Internal Audit/SOX Quarterly Report	•Litigation Quarterly Update •Treasury Report

Q3	•Q2 Financial Statements Review •KPMG Quarterly Report •Internal Audit/SOX Quarterly Report	•Litigation Quarterly Update •Debt Covenant Compliance Update •Committee Self-Evaluation

Q4	•Q3 Financial Statements Review •KPMG Quarterly Report •Internal Audit/SOX Quarterly Report	•Litigation Quarterly Update •Tax Legislative Update •Committee Charter Review

32

Board of Directors and Governance

Human Resources and Compensation Committee Meetings in 2025: 8 2025 Meeting Attendance: 100% Chair: Quincy L. Allen
	Allen	Béjar	Capossela	Chilton

Additions May 2025: Quincy L. Allen as Chair; Stephen McMillan May 2026: Kevin P. Chilton, if elected	Departures May 2025: Steven T. Clontz and Laurie A. Siegel May 2026: T. Michael Glenn and Stephen McMillan

Key Responsibilities

•Establishes executive compensation strategy
•Oversees design and administration of equity incentive plans
•Approves compensation of senior officers
•Oversees human capital strategy
•Oversees, in consultation with management, our compliance with laws and regulations governing executive compensation

•Reviews and recommends to the Board director compensation
•Monitors compensation, labor relations, and workforce risk
•Conducts annual assessment of risk arising out of the Company’s employee compensation policies and practices
See “CD&A” below for additional information.

Q1
•Approval of Payouts for (1) Prior Year STI and (2) LTI with Performance Periods Ended on December 31 of the Prior Year
•Discussion of Performance for Outstanding LTI Programs
•Approval of New STI and LTI Design and Targets
•Approval of Yearly Delegated Authority Under LTI Program

•Senior Officer Performance Assessments
•Approval of Yearly Compensation of Senior Officers
•Proxy Statement Disclosure Review
•Prior Year Shareholder Engagement Review
•Quarterly Human Capital Strategy Review

Q2	•Discussion of Q1 Performance for STI and Outstanding LTI Programs •Approval of Outside Director Compensation •Proxy Advisor Reports and Executive Pay Developments Review	•Employee Engagement Survey Results Review •Quarterly Human Capital Strategy Review

Q3	•Discussion of Q2 Performance for STI and Outstanding LTI Programs •Compensation Peer Group Approval	•Approval of Peer Group •Initial Discussions of Yearly LTI Design and Targets Review •Quarterly Human Capital Strategy Review •Committee Self-Evaluation

Q4	•Discussion of Q3 Performance for STI and Outstanding LTI Programs •Approval of TSR Peer Group	•Quarterly Human Capital Strategy Review •Committee Charter Review

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance

Nominating and Corporate Governance Committee Meetings in 2025: 4 2025 Meeting Attendance: 100% Chair: Martha Helena Béjar
	Béjar	Allen	Linear	McMillan

Additions May 2025: Stephen McMillan	Departures May 2025: Steven T. Clontz and Laurie A. Siegel

Key Responsibilities

•Evaluates Board and committee composition and director independence
•Recommends director candidates to full Board
•Oversees director orientation program
•Oversees director continuing education
•Leads annual Board and Committee evaluations
•Oversees CEO succession planning
•Oversees CEO’s annual performance evaluation
•Recommends officers to the Board

•Assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with the Company’s Board leadership structure and corporate governance matters
•Oversees the development and implementation of our environmental, social, and corporate governance strategies
•Recommends improvements to our governance principles, policies, and practices
•Reviews political contributions reporting and approves budget
•Conducts annual review of Corporate Governance Guidelines

Q1	•Director Independence and Committee-Related Determinations •Board and Committee Composition, Refreshment, and Succession Planning Discussion •Recommend Slate of Directors for Annual Meeting
•Proxy Statement Disclosure Review
•Director Orientation and Education Program Review
•Political Contributions Budget Approval
•Quarterly Review of Environmental, Social and Corporate Governance Developments

Q2	•Shareholder Engagement Update •Annual Meeting Update	•Approval of Officer and Committee Composition •Quarterly Review of Environmental, Social and Corporate Governance Developments

Q3	•Quarterly Review of Environmental, Social and Corporate Governance Developments •Approval of Board and Committee Self-Evaluation Process •Committee Self-Evaluation	•Proxy Season Review •Shareholder Engagement Planning and Review •Director Education Program Review

Q4	•Shareholder Engagement and Themes Report •Board and Committee Self-Evaluation Outcome Report	•Quarterly Review of Environmental, Social and Corporate Governance Developments •Charter and Corporate Governance Guidelines Review

34

Board of Directors and Governance

Risk and Security Committee Meetings in 2025: 4 2025 Meeting Attendance: 100%
	Linear	Collins	Goldberg

Additions May 2025: Michelle J. Goldberg May 2026: Diankha Linear as Chair; Michael Collins, if elected	Departures May 2025: Peter C. Brown December 2025: James Fowler May 2026: Hal Stanley Jones and General Kevin P. Chilton

Key Responsibilities

•Assists the Board in fulfilling its oversight responsibilities with respect to, among others:
–risks posed by cyberattacks or other casualty events
–risks related to network reliability, privacy, and regulations
–other key enterprise or operational risks as jointly determined by the Committee and management
–insurance program reviews
•Oversees our classified activities and facilities through a subcommittee

•Oversees our corporate ethics and compliance and enterprise risk management (“ERM”) programs and activities
•Receives periodic reports on various risk exposures, including reports on cybersecurity, which typically include reports on recent cyber intrusions, mitigation steps taken in response to those intrusions and ongoing cybersecurity initiatives, and periodic reports from outside consultants regarding cyber security
•Monitors risk oversight functions of other Board committees

Q1	•ERM Quarterly Update and Deep Dive •Topical Risk Review •Cybersecurity Quarterly Review	•Privacy Review •Corporate Ethics and Compliance Quarterly Review

Q2	•ERM Quarterly Update •Topical Risk Review •Cybersecurity Quarterly Review •Regulatory Compliance Update	•Business Continuity Management Report •Corporate Ethics and Compliance Quarterly Review

Q3	•ERM Quarterly Update •Topical Risk Review •Cybersecurity Quarterly Review	•Privacy Update •Corporate Ethics and Compliance Quarterly Review •Committee Self-Evaluation

Q4	•ERM Quarterly Update •Topical Risk Review •Cybersecurity Quarterly Review	•Insurance Programs / Environmental Health and Safety Review •Corporate Ethics and Compliance Quarterly Review •Committee Charter Review

35
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
Director Meeting Attendance
Directors are expected to attend all Board meetings, meetings of committees on which they serve, and the annual shareholders meeting. All then-current directors attended our 2025 annual meeting. During 2025, there were 32 total meetings of the full Board and its standing committees, consisting of seven regular meetings of the Board and 25 committee meetings. During 2025, our independent directors met in executive session on a quarterly basis, led by our Chairman. Each director attended at least 90% of the total number of both the 2025 Board and the respective committee meetings on which he or she then served.
Our Board’s Responsibilities

“In 2025, our Board Chair and HRCC and NCG Committees devoted significant time to considering succession planning for the Board Chair role and evaluating our Board’s composition. This translated to identifying a Board leader and new candidates for Board service with the right balance of skills, experiences, perspectives, and backgrounds that best align with the Company’s strategy. We are pleased to appoint General Kevin P. Chilton as the new Chair of the Board following the Annual Meeting and to nominate Michael Collins for election to our Board at the Annual Meeting.”
Martha Helena Béjar
Nominating and Corporate Governance Committee Chair

Our Board and its committees collectively oversee our business and management’s development and implementation of our strategies through regular meetings and communications with Lumen’s executive team. We believe our governance policies and practices provide a transparent framework for effective governance and compliance with SEC and NYSE requirements. The Board continually reviews our governance practices for alignment with best practices and stakeholder interests and acts to enhance our ability to oversee the execution of strategies that drive value for Lumen, our customers, employees and shareholders. Our Corporate Governance Guidelines, along with other governance documents, including our Code of Conduct, Bylaws, and each committee’s charters, are available on our website:
www.lumen.com/en-us/about/governance.html.

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Board of Directors and Governance
Key Responsibilities of The Board
In addition to the responsibilities handled by its committees and its general oversight of the Company’s performance, the Board believes its key responsibilities include:

Oversight of Strategy	Oversight of Risk	Stakeholder Engagement	Succession Planning	Oversight of Environmental, Social, and Corporate Governance

•Our Board regularly engages in active discussions with management to formulate and implement appropriate strategies for the Company and each of its business segments
•In addition to regular Board and committee meetings, the Board participates in an annual in-depth dedicated review of the Company’s overall strategy with our management team
	•The Board, along with its committees, reviews and oversees Lumen’s risk management processes •The Board also works with management to assess our key short- and long- term risks and mitigation efforts	•Members of the Board, along with members of management, engage on a year-round basis with holders of our equity and debt securities, as well as, from time to time, proxy advisory firms	•The Board oversees succession planning for members of our senior leadership team, including the CEO, and reviews the strengths and development areas of certain members of our senior leadership team
•The Board strives to set an appropriate “tone at the top” and is otherwise engaged in developing a positive corporate culture
•The Board and the NCG Committee, in conjunction with designated management teams, periodically evaluate our corporate responsibility programs and seek to identify meaningful opportunities to enhance such programs

Shareholder Engagement
The Board believes that input from shareholders is a critical component in our efforts to continually enhance our governance practices and maximize long-term shareholder value. As illustrated below, members of management or the Board engage on a year-round basis with holders of our equity and debt securities, as well as, from time to time, proxy advisory firms, and third-party rating firms.

FALL •Regular outreach focused on our shareholders’ views regarding corporate governance, executive compensation, and sustainability •Investor feedback shared with directors •Impact Report published	WINTER •Additional targeted outreach •10-K filed •Governance and compensation decisions incorporate fall feedback
SPRING
•Proxy statement filed
•Regular outreach to largest investors and, from time to time, proxy advisory firms to discuss significant items to be considered at the annual meeting
•Hold annual meeting and report results

SUMMER
•Additional targeted outreach
•Review results from most recent annual meeting with Board
•Review proxy season trends with Board
•Investor feedback shared with directors
•Evaluate practices in light of business priorities, corporate governance trends, best practices and regulatory developments

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
By the Numbers: Shareholder Engagement in 2025

Reached out to Top 30 shareholders, currently representing over 58% of shares outstanding	Our NCG Committee Chair regularly participated in meetings with shareholders
These efforts complement management’s outreach through participation by our CEO, CFO, and other senior leaders in investor conferences in the U.S. and abroad, and through regular investor dialogue conducted by our Investor Relations department.

In 2025, our Investor Relations department had over 450 unique investor engagements. We believe these Investor Relations-led engagements help build strong relationships and goodwill with the analyst and investor community. Although not part of this proxy statement, some of our investor presentations are made available in the Investor Events section of Lumen’s corporate website at ir.lumen.com.

Board Responsiveness
Our Board is committed to constructive engagement and dialogue with our investors. We regularly evaluate and respond to the views expressed by our equity and debt holders. This dialogue has led to enhancements in our corporate governance, sustainability, and executive compensation practices that the Board believes are in the best interests of Lumen and our shareholders.

2025 Shareholder Engagement Team	•NCG Committee Chair •Senior Vice President, Investor Relations •Senior Director of Impact, Sustainability, and Engagement & Community	•Senior Vice President, Total Rewards •Vice President, Executive Compensation •Senior Vice President, Governance & Securities

Topics Discussed	•Pay-for-performance alignment •Recalibration of incentive programs •Board composition and refreshment •Corporate culture •Leadership team transition	•Risk management •Cybersecurity •Capital allocation and growth strategy •Governance practices •Corporate responsibility and climate risk

What We Learned
•Investors were interested in learning more about Lumen’s growth strategy, long-term strategic plan, and capital allocation
•Investors were interested in learning more about Lumen’s cultural transformation
•Investors were interested in learning more about the mid-year changes we made to our short-term and long-term incentive programs

•Investors were interested in learning more about how Lumen manages risk, including cyber- and sustainability-related risks
•Investors were interested in learning more about the transition in our SLT
•Investors expressed their views on the current and future composition of the Board
•Investors expressed their views on certain governance policies and practices

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Board of Directors and Governance
Actions taken in past five years in response to specific shareholder feedback or voting guidelines published by our shareholders or proxy advisors include:
•Refreshed Board with five new directors added since 2022 (including our CEO), with one additional director nominated for election at the annual meeting, two additional directors retiring at the annual meeting, and one director resigning in 2025 to become an executive officer at Lumen
•Significantly reduced average Board tenure from 7.5 years following the 2022 annual meeting to 4 years following the 2026 annual meeting (including our CEO and assuming the election of our new nominee)
•Recommending that shareholders approve amendments to our Articles of Incorporation to remove supermajority voting provisions, as described in Item 3
•LTI—returned to three-year performance period and added Relative TSR performance metric in 2020
•LTI—replaced Cumulative Adjusted EBITDA (as defined in Appendix A) with cumulative Free Cash Flow (as defined in Appendix A) metric in 2024, eliminating overlap with Adjusted EBITDA in our STI plan
•Increased disclosure with respect to:
–Use, and governance, of AI
–Corporate responsibility initiatives
–LTI governance and oversight
Communications to the Board
Communication with shareholders and other interested parties is an important part of the governance process. Any shareholder, debtholder or other stakeholder who wishes to contact the Board, the Chairman, the independent directors, the Audit committee or any individual Director can send correspondence to:
Mail: P.O. Box 5061, Monroe, Louisiana 71211
Email: boardinquiries@lumen.com
Long-Term Strategic Planning
To ensure that our business strategies create long-term, sustainable value for our shareholders, our Board regularly engages in active discussions with management to formulate and implement appropriate strategies for the Company and each of its business segments. The Board and management routinely discuss key initiatives, potentially transformative technologies, innovation, culture, and corporate governance opportunities focused on driving long-term value. During 2025, this collaboration targeted (1) developing new revenue streams; (2) enhancing and scaling capabilities to establish market leadership; (3) managing costs primarily through digitizing and automating our operations; (4) maximizing cash and encouraging customer migrations to our growth products; and (5) strengthening our balance sheet. In addition to regular Board and committee meetings, which include presentations and discussions of strategic and tactical initiatives, the Board participates in an annual in-depth dedicated review of the Company’s overall strategy with our management team. The Board and our management team discuss the industry and competitive landscapes, short and long-term plans, capital allocation strategies, and other mission-critical topics.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
CEO and Executive Succession Planning
The Board and management recognize the importance of continuously developing our executive talent, identifying potential outside candidates, and preparing for emergency situations. As such, our Board conducts a formal review of our CEO succession plan on an annual basis. In turn, our CEO regularly conducts talent reviews that include succession plans for our senior leadership positions. Both our Board and CEO are committed to a comprehensive and proactive approach to succession planning, which includes:
•viewing succession planning as an ongoing process, not an “event”;
•developing a succession plan for different scenarios (emergency, accelerated, and orderly);
•linking succession planning to strategy by creating a CEO profile that focuses on what is most needed to lead Lumen now and in the future;
•understanding the external market of CEO-ready talent and regularly update this understanding and benchmark data;
•assessing the readiness of current key Lumen executives to assume the CEO and other top positions and Lumen’s plans and timeframes for addressing any gaps in readiness; and
•ensuring that key Lumen executives have clear and actionable development plans, including detailed coaching, and establishing a regular and transparent process for leadership and the Board to track progress against development goals as needed.
Our Leadership Transition
•We completed transitions of the CEO and CFO roles in 2022, with Ms. Johnson succeeding Jeffery K. Storey on November 7, 2022 and Mr. Stansbury succeeding Neel Dev on April 4, 2022.
•During 2023, we added six of the members of our SLT.
•During 2025, Mark Hacker joined as our Executive Vice President and Chief Legal Officer & Public Sector and former director, James Fowler, was appointed Executive Vice President and Chief Technology & Product Officer, effective January 5, 2026, succeeding David Ward.
•During 2026, Jeffrey Sharritts was appointed as Chief Revenue Officer, succeeding Ashley Haynes-Gaspar, and Mr. Stansbury was appointed President in addition to his role as Chief Financial Officer.

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Board of Directors and Governance
CEO Evaluation Process
Our Board, primarily through its NCG Committee, conducts an annual evaluation of our CEO to ensure alignment among our strategic objectives, her operational performance, and her leadership effectiveness. This process is designed to provide structured and constructive feedback, promote accountability, and support continuous leadership development.

1	Establishing Key Performance Metrics
•At the beginning of each year, the NCG Committee, in consultation with HRCC and the Board, establishes key goals against which our CEO will be measured for the year, including (1) quantitative goals (such as those measuring operational efficiency and strategic execution) and (2) qualitative factors (such as those relating to leadership, culture, and stakeholder engagement)
•While there may be overlap among them, these goals are separate from the financial performance metrics and individual goals used by the HRCC to determine our CEO’s incentive compensation payouts, which are described elsewhere herein

2	Evaluating Performance
•Following the completion of each year, the CEO is evaluated with respect to her prior year performance
–Board Questionnaire—The NCG Committee administers a structured questionnaire to Board members, allowing each to assess the CEO’s performance
–CEO Self-Evaluation—The CEO completes a self-assessment to provide personal insight into her performance, including challenges and accomplishments
•The NCG Committee evaluates her performance in relation to the quantitative and qualitative goals set at the beginning of the year, incorporating board feedback and CEO input, and consolidates the feedback into a comprehensive assessment

3	Finalizing Feedback & Review
•The consolidated results of the evaluation are promptly shared with the CEO and the Board
•The NCG Committee considers the CEO’s past performance in establishing the key goals against which she will be measured for the ensuing year
•The HRCC considers the CEO’s performance in connection with determining (1) the individual performance modifier component of her short-term incentive plan payout for the prior year and (2) whether to modify any element of her total compensation package for the upcoming year

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
Risk Oversight

BOARD OF DIRECTORS

Audit Committee	Risk and Security Committee	Human Resources and Compensation Committee	Nominating and Corporate Governance Committee

•Internal Controls over Financial Reporting (Quarterly)
•Risk Factors included in periodic reports (Annual with Quarterly Reviews)
•Debt Covenant Compliance Risk (Annually)
•Investment Risk related to Treasury Activities (As Needed)
	•Enterprise Risk Management (Quarterly) •Cybersecurity (Quarterly) •Ethics and Compliance (Biannually) •Data Privacy (Biannually) •Regulatory (Annually) •AI / Data Governance (Quarterly)	•Executive Compensation (Quarterly) •Human Capital Strategy (Quarterly) •Workforce-related Risks (Quarterly) •Risks Arising from Compensation Policies and Practices (Annually)
•Environmental, Social, and Corporate Governance (Quarterly)
•Political Contributions (Annually)
•Independence of Directors and Board Committees (Annually)
•Board and Committee Succession Planning (Annually)

MANAGEMENT

•Under our ERM program, management develops a response plan for prioritized risks, including our cyber incident response playbook. Management also develops plans for monitoring and mitigating identified key risks.
•Management provides regular reports on our key risks and risk mitigation strategies to the Risk and Security Committee and assists other Committees in monitoring the risks for which they are responsible.

ENTERPRISE RISK MANAGEMENT (ERM) PROGRAM

Assess
•The ERM process involves an annual enterprise risk assessment based around 40 key financial, compliance, operational, and strategic risks facing the Company identified by our SLT. The assessment process is facilitated by our Internal Audit team in collaboration with the Ethics & Compliance group within our Legal department and involves interviews with executives across business functions, and consideration of other factors such as the external environmental and the history of previous issues which could indicate a relatively higher or lower risk in a particular area.
•The results of the assessment are presented by our Internal Audit team to the SLT, the Audit Committee, and the Risk and Security Committee in order to define the most critical risks which the Board and management believe warrant more detailed and frequent monitoring throughout the year.
•Our Internal Audit team also uses the results of this Enterprise Risk Assessment to determine key focus areas within the Internal Audit plan for the upcoming year and performs a quarterly update to the risk assessment to identify any changes potentially requiring a response from our Board or Internal Audit team.

Monitor
•For each of the critical ERM risks, we identify executive risk owners who are responsible for defining key risk indicators, metrics, and targets to indicate how effectively the respective risk is being managed.
•On an annual basis each risk owner presents a deep-dive assessment to the Risk & Security Committee explaining their quantitative measures, goals, and plans for the upcoming year.
•On a quarterly basis, our Internal Audit team works with each executive risk owner to update these indicators, identify any divergence from goals, and note actions taken and planned. The risk owners assign specific performance scores to indicate their overall assessment of their management of that risk. The resulting dashboard and detail for these ERM risks is presented to the Risk & Security Committee at each quarterly meeting.
•Each Committee regularly reports to the full Board regarding its risk oversight functions.

Align
•The results of our annual Enterprise Risk Assessment are compared to the charters of, and agendas for meetings of, the Board Committees to ensure alignment between the Company’s assessment and coverage by the Board and its Committees of the key risks. In addition, the Risk Factors disclosed in the Company’s annual reports on Form 10-K are reviewed against the results of our annual Enterprise Risk Assessment to ensure alignment between the Company’s assessment and external disclosures. We believe this combination of annual and quarterly review by the Board Committees, along with the ability of the Board to call upon our executive risk owners at any time, allows the Board to effectively exercise its oversight function over key risks to Lumen.

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Board of Directors and Governance

Oversight of Cybersecurity Risks
As a technology and communications company that transmits large amounts of information over our global networks, we believe maintaining the security and integrity of information, systems, and network is a critical part of our operational risk management strategy. Lumen’s Information Security Program is designed to protect the confidentiality, integrity, and availability of Lumen and customer information. The program is implemented through documented policies, standards, and controls delivered through core security functions - including Cyber Defense, Product and Platform Security, Governance, Risk and Compliance, and Vendor Risk Management, and is supported by a defense-in-depth security strategy.
Lumen maintains a Technology, Security, and Privacy Council as well as a Risk Oversight Committee that periodically receives reports on and provides oversight of cyber and information security and technology risks to the enterprise. The Risk and Security Committee of the Board receives and reviews quarterly cybersecurity program updates on topics such as:
•the cybersecurity program maturity;
•cybersecurity and technology risks;
•key cybersecurity initiatives;
•significant incidents and/or threats;
•results of risk assessments from our Chief Information Security Officer, Chief Privacy Officer, and head of Internal Audit, relating to cybersecurity, including the adequacy and effectiveness of the Company’s internal controls regarding cybersecurity;
•emerging threats and risks; and
•the Company’s strategy to mitigate cybersecurity risks, such as incident response strategy in the event of security incidents or other system disruptions and cyber insurance coverage.
For additional information, see our most recent annual report on Form 10-K.

Oversight of Data Privacy Risks	We manage data privacy risks using the American Institute of Certificate Public Accountants (AICPA) Privacy Management Framework. This includes systematic evaluations of our privacy policies, compliance with regulatory requirements, and the proactive implementation of measures to mitigate potential threats. Further, the Risk and Security Committee regularly receives reports on data privacy protection efforts and controls across the enterprise. These efforts are intended to safeguard our customers', employees', and partners' sensitive information and reinforce our commitment to maintaining their trust.

Oversight of Artificial Intelligence-Related Risks	Our Risk and Security Committee has primary responsibility for assisting the Board in its oversight of the Company’s governance of AI and related risks. The Risk and Security Committee receives regular updates on our AI strategy, risk, and responsible deployment. To assess and mitigate AI-related risk, we use the National Institute of Standards and Technology (NIST) AI Risk Management Framework (AI RMF). Since 2024, Lumen has maintained an AI Advisory Board that meets regularly to review proposed AI initiatives and evaluate data privacy and security concerns, including with respect to the proposed use of AI within the Company to streamline processes, assist employees, and create efficiencies. The Company also maintains an AI Executive Board to which the Advisory Board may escalate issues. The Company is committed to ethical AI principles. To assist with this commitment, in 2024 the Company deployed an AI training program with multiple different sessions based on the given employee’s prior knowledge base. Further, in 2025, Lumen was awarded ISO 42001 certification for its Artificial Intelligence Management System (AIMS).

Oversight of Political Contributions
Our Board and NCG Committee oversee our corporate political contributions. We strive to advocate for public policy solutions that best serve our stakeholders. Our semi-annual Political Contributions Reports provide transparency in this process, demonstrating ethical corporate governance. Specifically, these reports disclose our corporate political contributions and those of our political action committees in accordance with applicable federal and state campaign finance laws, as well as contributions to trade associations and 501(c)(4) organizations. Although not part of this proxy statement, our most recent Political Contributions Reports can be located on our website at www.lumen.com.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance

Oversight of Human Capital Management Risks
Our highly competitive business requires skilled and motivated employees and leaders with the necessary expertise to execute our innovation, transformation, and growth strategies. Developing and retaining top talent is a priority. The Board regularly discusses with management Lumen’s continuous efforts to attract and retain the caliber of employee with the type of knowledge and skills necessary to realize our goals. Both our directors and management set a “tone at the top” through:
•regularly meeting with our most senior human resources executive to discuss culture, talent strategy and leadership development and staying ahead of market trends by identifying early the skills needed for our future;
•developing compensation programs that incentivize employees to pursue goals that align with our strategies and operational imperatives;
•designing strategies to attract a comprehensive range of skills and perspectives; and
•designing strategies to bridge any gaps in our succession plans by cultivating our in-house talent or engaging third parties.

Oversight of Finance Risks
Our Audit Committee is primarily responsible for assisting the Board in its oversight of financial risks. In performing this function, the Audit Committee monitors our capital needs and financing plans and oversees our strategy for managing interest rate and currency risk. The Audit Committee also monitors compliance with debt covenants in our financial instruments, including those that apply to us or our subsidiaries. The Audit Committee also periodically reviews our pension and other postretirement benefit obligations.

Oversight of Other Risks and Information	Our Board committees oversee certain other risks specified in the preceding section “—Board Committees.”

Director Compensation
Overview
The Board believes that each of our non-employee directors (whom we also refer to as outside directors) should be compensated through a mix of cash and equity-based compensation. Our HRCC, consisting entirely of independent directors, has primary responsibility for periodically reviewing, considering and proposing to the full Board any revisions to director compensation.
Set forth below is a summary of how we compensated our outside directors in 2025, all of which was paid in accordance with our Non-Employee Director Compensation Guidelines. This information does not include compensation paid to our CEO Kate Johnson, who does not receive any additional compensation for her service as a director. Please see the “Compensation Discussion & Analysis” below and the tables and narrative description that follow for details regarding the compensation paid by us to Ms. Johnson during 2025.

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Board of Directors and Governance
Cash and Stock Payments
Each year, with assistance from its independent consultant, the HRCC reviews the market competitiveness of our outside director compensation. We review the total compensation for an “average profile” director for their cash fees (retainer, committee fees, and meeting fees) and equity awards and compare those amounts against director compensation for the “Compensation Peer Group” described on page 88.
In May 2025, following the above-described process and based on input from its independent consultant, the HRCC made no changes to our director compensation.

Annual Outside Director Compensation	Additional Annual Cash Compensation Supplemental Board Fee •Non-Executive Chairman of the Board—$200,000

$100,000
$200,000
Annual Equity Retainer
Annual Cash Retainer

	Audit Committee •Chair—$35,000 •Member—$17,500 Nominating and Corporate Governance Committee •Chair—$30,000 •Member—$15,000	Compensation Committee •Chair—$35,000 •Member—$17,500 Risk and Security Committee •Chair—$30,000 •Member—$15,000

CASH FEES—We pay each outside director an annual cash retainer of $100,000 and additional annual fees to the chairs and members of each of the committees as set forth in the table above.
As also set forth in the table above, we paid an annual supplemental Board fee to our non-executive Chairman of the Board, Mr. Glenn, of $200,000 in 2025. The Chairman’s duties are set forth principally in our Corporate Governance Guidelines; see “How Our Board is Organized—Board Leadership Structure” for details.
EQUITY GRANT—Each outside director is entitled to an annual equity grant with a target grant value of $200,000, prorated for partial years of service, with the number of shares determined by dividing this target value by the volume-weighted average closing price of our Common Shares over a 15-day trading period ending prior to the grant date. Such awards are granted as time-vested shares of restricted stock or, to the extent a director elects to defer all or a portion of the award under our Non-Employee Directors Deferred Compensation Plan described below, in the form of time-vested restricted stock units (“RSUs”). All such awards vest on the one-year anniversary of the date of grant, subject to the director’s continued service through that date, with vesting accelerated in certain circumstances as described in the director’s award agreement. On May 14, 2025, each outside director elected at our 2025 annual meeting was granted time-vested shares of restricted stock or, for the directors who elected to defer all or a portion of such award, time-vested RSUs.
Any dividends (or, for RSUs, dividend equivalents) on these awards are not paid currently but rather accrue from the grant date through the date of vesting (for restricted stock) or the date of issuance of the underlying shares (for RSUs) and are subject to the same vesting terms as the related award. We did not pay dividends on our Common Shares during 2025.
As described in further detail in “Compensation Discussion & Analysis—Stock Ownership Guidelines” each outside director is expected to acquire and maintain a certain level of beneficial ownership in Lumen stock.
EXTRAORDINARY SERVICE FEES—If we request that an outside director perform supplemental responsibilities, the additional time and effort may be eligible for discretionary, supplemental cash or equity compensation. No such compensation was paid for 2025.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Board of Directors and Governance
MAXIMUM ANNUAL COMPENSATION—In no event will the aggregate amount of cash and equity compensation paid to an outside director for a given year exceed $750,000.
2025 Compensation of Outside Directors
Directors’ Compensation

Name	Fees Earned or Paid In Cash	Stock Awards(1)(2)(3)	All Other Compensation	Total
Continuing Directors:
Quincy L. Allen	$160,625	$221,508	$—	$382,133
Martha Helena Béjar	$147,500	$221,508	$—	$369,008
Christopher Capossela	$135,000	$221,508	$—	$356,508
General Kevin P. Chilton	$147,500	$221,508	$—	$369,008
Michelle J. Goldberg	$99,375	$221,508	$—	$320,883
Diankha Linear	$140,000	$221,508	$—	$361,508
Stephen McMillan	$109,375	$221,508	$—	$330,883
Retiring Directors:(4)
T. Michael Glenn(4)(5)	$317,500	$221,508	$3,984	$542,992
Hal Stanley Jones	$150,000	$221,508	$—	$371,508
Former Directors:
James Fowler(6)	$132,500	$221,508	$—	$354,008
Peter C. Brown(7)	$58,125	$—	$—	$58,125
Steven T. “Terry” Clontz(7)(8)	$58,125	$—	$10,000	$68,125
Laurie A. Siegel(7)(8)	$62,500	$—	$10,000	$72,500
(1)For fiscal 2025, the HRCC granted an award of restricted shares or RSUs to the outside directors as follows: (i) 51,394 on May 14, 2025 to each outside director elected at the 2025 annual meeting, which is equal to $200,000 divided by the volume-weighted average closing price of our Common Shares over the 15-day trading period ending May 13, 2025; However, as required by SEC rules, the dollar value reported in this column reflects the grant date fair value of that award based upon the closing stock price of our Common Shares on the date of grant in accordance with FASB ASC Topic 718. These awards vest on the one-year anniversary of grant date of May 14, 2026, subject to the director’s continued service through that date (with vesting accelerated in certain limited circumstances). See “—Cash and Stock Payments.”
(2)As of December 31, 2025, outside directors held the following unvested equity-based awards: (i) Ms. Bejar and Goldberg and Messrs. Capossela, Fowler and McMillan each held, 51,394 shares of restricted stock; and (ii) Messrs. Allen, Chilton, Glenn, Jones and Ms. Linear each held 51,394 RSUs.
(3)As of December 31, 2025, the following outside directors held the following vested RSUs deferred under the Non-Employee Director Deferred Compensation Plan: Mr. Allen—259,052; Ms. Béjar—25,608; Mr. Chilton—264,925; Mr. Glenn—307,318; and Mr. Jones—157,518. For further information on our directors’ stock ownership, see “Ownership of Our Securities—Executive Officers and Directors,” and for information on certain deferred equity and cash fee arrangements, see “—Non-Qualified Deferred Compensation.”
(4)The terms of Mr. Glenn and Mr. Jones will end in connection with the election of directors at the 2026 annual meeting.
(5)The amount shown in the “All Other Compensation” column for Mr. Glenn includes $3,984 related to a physical exam.
(6)Mr. Fowler resigned from the board effective December 5, 2025.
(7)The terms of Mr. Brown, Mr. Clontz, and Ms. Siegel ended in connection with the election of directors at the 2025 annual meeting.
(8)The amounts shown in the "All Other Compensation" column for Ms. Siegel and Mr. Clontz each include a $10,000 charitable contribution made by the Company in honor of the director's retirement from the Board. These contributions were made to charitable organizations designated by each director in recognition of their service to the Company. Neither director was eligible to elect to take the contribution in the form of compensation or received any personal financial benefit from these contributions, and the tax deduction associated with each contribution, if any, accrues solely to the Company.

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Board of Directors and Governance
Non-Qualified Deferred Compensation
NON-EMPLOYEE DIRECTORS DEFERRED COMPENSATION PLAN—In March 2019, the Board adopted a Non-Employee Director Deferred Compensation Plan for our outside directors. Under this plan, our non-employee directors may elect annually to defer all or any portion of their cash and equity compensation for the following calendar year.
A participant may elect to receive his or her deferred amounts in a lump sum on either a fixed date of his or her choice or upon the occurrence of an event, such as his or her separation from service with the Company (generally, the date on which he or she is no longer a member of the Board). Alternatively, he or she may elect to receive such amounts in two to five equal annual installments on a fixed date or following an event. In any case, all amounts must be paid to the participant by the fifth anniversary of his or her separation from service.
All cash amounts deferred under this plan by non-employee directors are allocated among deemed investments that follow the performance of a broad array of funds and are reflected in the market value of each participant’s account. Distributed amounts will include investment returns in respect of these hypothetical investments, whether positive or negative.
If a non-employee director elects to defer all or a portion of the director’s annual equity award under this plan, as noted above, the portion of the award subject to the deferral election will be issued as RSUs instead of shares of restricted stock and will settle in shares on a fixed date elected by the director or following a specified event.
Five of our current directors—Ms. Linear and Messrs. Allen, Chilton, Glenn, and Jones—have participated in this plan with respect to some or all of their recent awards.
Other Benefits
Each outside director is entitled to be reimbursed: (1) for expenses incurred in attending Board and committee meetings; (2) for expenses incurred in attending director education programs; and (3) up to $5,000 per year for the cost of an annual physical examination, plus related travel expenses. Our directors may use an aircraft provided under the Company’s time-share agreement with NetJets for Company-related business. We supply company-owned tablets to certain of our outside directors for use in reviewing materials posted to a dedicated portal that permits management to communicate with the Board.
Our Bylaws require us to indemnify our directors and officers under certain circumstances in connection with their service to the Company. We have signed agreements with each of those individuals contractually obligating us to provide these indemnification rights. We also provide our directors with customary directors and officers liability insurance.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

ITEM 2 Ratify KPMG as our 2026 Independent Auditor

The Audit Committee of the Board has appointed KPMG LLP as our independent auditor for the fiscal year ending December 31, 2026 and we are submitting that appointment to our shareholders for ratification on an advisory basis at the meeting. Although shareholder ratification of KPMG’s appointment is not legally required, we are submitting this matter to the shareholders, as we have in the past, as a matter of good corporate practice.

If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain KPMG and may appoint that firm or another without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, select a different independent auditor at any time during the year if it determines that such a change would be in the Company’s best interests.
KPMG has advised us that one or more of its partners plan to participate in the meeting, will be available to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
For a discussion of factors the Audit Committee considered in connection with re-appointing KPMG for the 2026 audit, see “—Annual Evaluation and Selection of Independent Auditors.”
Required Vote
Ratification of KPMG’s appointment as our independent auditor for 2026 will require the affirmative vote of a majority of the votes cast for this proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions are not counted as votes cast, and therefore will not affect the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal.

The Board recommends that you vote FOR this proposal.

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ITEM 2 Ratify KPMG as our 2026 Independent Auditor
Annual Evaluation and Selection of Independent Auditors
The Audit Committee annually evaluates the performance of the Company’s independent auditors, including the senior audit engagement team, and determines whether to re-engage the current independent auditors or consider other audit firms. KPMG has served as our independent auditors since 1977. In deciding to re-engage KPMG as the Company’s independent auditors for 2026, the Audit Committee considered a number of factors, including:
•KPMG’s global capabilities;
•KPMG’s technical expertise and knowledge of the Company’s global operations and industry;
•The quality and candor of KPMG’s communications with the Audit Committee and management;
•KPMG’s independence;
•The quality and efficiency of the services provided by KPMG, including input from management on KPMG’s performance and how effectively KPMG demonstrated its independent judgment, objectivity and professional skepticism;
•External data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on KPMG and its peer firms; and
•The appropriateness of KPMG’s fees, KPMG’s tenure as independent auditors (including the advantages and disadvantages of a relatively long tenure) and the controls and processes in place that help ensure KPMG’s continued independence.
Over the last several years, the Audit Committee has continued to evaluate and balance the benefits of auditor rotation and retention. KPMG's engagement partner for our audit has, on occasion, been rotated more frequently than required. This approach has ensured that we maintain high audit quality while benefiting from fresh perspectives. The factors that the Audit Committee considered that favored the retention of KPMG as the Company’s independent auditors included:
•Enhanced audit quality—KPMG’s significant institutional knowledge and deep expertise of the Company’s global business, accounting policies and practices, recent divestiture transactions and internal control over financial reporting enhance audit quality.
•Competitive fees—Because of KPMG’s familiarity with the Company and our industry, audit and other fees are competitive with peer companies.
•Avoid costs associated with a new auditor—Bringing on new independent auditors would be costly and require a significant time commitment, which could lead to management distractions.
Audit and Other Fees
The following table lists the aggregate fees and costs billed to us by KPMG and its affiliates for the 2025 and 2024 services identified below:

Fees	2025	2024
Audit Fees(1)	$16,751,580	$13,017,316
Audit-Related Fees(2)	74,500	106,200
Tax Fees(3)	822,446	390,697
All Other Fees(4)	300,248	545,720
Total Fees	$17,948,774	$14,059,933
(1)Includes the cost of services rendered in connection with (i) auditing our annual consolidated financial statements, (ii) auditing our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, (iii) reviewing our quarterly financial statements, (iv) auditing the financial statements of several of our subsidiaries, (v) reviewing our offering memorandums and issuing related comfort letters, (vi) statutory audits for certain of our foreign subsidiaries and (vi) consultations regarding accounting standards.
(2)Includes the cost of preparing agreed upon procedures reports for both years.
(3)Reflects costs associated with general tax planning, consultation and compliance.
(4)Reflects costs to (i) assess program and project activities related to system implementation, for both years, and (ii) for 2024, provide observations and recommendations related to a marketing plan and spending solution.

49
2025 ANNUAL REPORT	2026 PROXY STATEMENT

ITEM 2 Ratify KPMG as our 2026 Independent Auditor
The Audit Committee maintains written procedures that require it to annually review and pre-approve the scope of all services to be performed by our independent auditor. This review includes an evaluation of whether the provision of non-audit services by our independent auditor is compatible with maintaining the auditor’s independence in providing audit and audit-related services. The Committee’s procedures prohibit the independent auditor from providing any non-audit services unless the service is permitted under applicable law and is pre-approved by the Audit Committee or its Chair, as applicable. The Chair is authorized to pre-approve projects if the total anticipated cost of all projects pre-approved by him or her during any fiscal quarter does not exceed $250,000. The Audit Committee has pre-approved the Company’s independent auditor to provide up to $75,000 per quarter of miscellaneous permitted tax matters that do not constitute discrete and separate projects and are not prohibited under applicable law. The Chair and the Chief Financial Officer are required periodically to advise the full Committee of the scope and cost of projects pre-approved by the Chair and the cost of all pre-approved miscellaneous permitted tax matters. Although applicable regulations permit us to waive these pre-approval requirements in certain limited circumstances, the Audit Committee did not use these waiver provisions in either 2024 or 2025.
Audit Committee Report
Our Audit Committee has oversight authority over Lumen’s financial reporting function, including our internal controls over financial reporting (“ICFR”) and our external independent audit process. In carrying out its oversight responsibilities, the Audit Committee:
•monitors management’s responsibility for fairly presenting our financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) by maintaining accurate and reliable financial information through our ICFR processes;
•appoints our independent auditor; and
•regularly communicates with our independent auditor regarding the scope and status of its annual audit of our consolidated financial statements, including our ICFR.
As part of the Audit Committee’s oversight of the Company’s financial statements, the committee reviews and discusses with the Company’s management, and internal and external auditors, management’s key initiatives and programs aimed at maintaining and improving ICFR, the effectiveness of the Company’s internal and disclosure control structure and the scope and adequacy of the Company’s internal auditing program.
The Committee met nine times in 2025, including separate executive sessions with each of our independent auditor, KPMG, our Chief Financial Officer, and representatives of our Internal Audit group. The Committee has reviewed and discussed the Company’s audited financial statements for 2025 with management and discussed with KPMG: (i) those matters required to be discussed by the applicable requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements; (ii) the written disclosures required by PCAOB regarding the independent auditor’s communications with audit committees concerning independence; (iii) KPMG’s independence and the effects that the provision of non-audit services might have on KPMG’s independence; and (iv) various other matters pertaining to the audit and other matters handled by KPMG. Moreover, the Committee emphasized the continued importance of an environment supporting the integrity of the financial reporting process; oversaw the implementation of new accounting standards and appropriate related internal controls; oversaw the Company’s implementation of its new Enterprise Resource Planning (“ERP”) platform; and coordinated with other committees of the Board to oversee the Company’s risk management function, especially with respect to matters that could impact the Company’s financial results or financial position.

50

ITEM 2 Ratify KPMG as our 2026 Independent Auditor
Among other matters, over the course of the past year, the Committee also:
•reviewed the scope of and overall plans and progress for the annual audit and the internal audit program, including a review of critical accounting estimates and significant unusual transactions;
•reviewed and discussed each quarterly and annual financial statements and related earnings press releases before issuance, including reviewing the Company’s issuance of guidance and use of non-GAAP financial information, the adequacy of disclosures and management’s ICFR report and discussion and analysis;
•discussed our 2025 critical accounting policies with KPMG;
•discussed SEC regulatory changes;
•reviewed the Company’s debt compliance process, including primary debt covenants, debt agreement restrictions, maintenance covenant calculations and liquidity implications;
•received reports on the Company’s goodwill impairment testing;
•received periodic reports pursuant to our policy for the submission of confidential communications from employees and others about accounting, internal controls and auditing matters and conducted certain follow-up inquiries as necessary;
•discussed Company capital allocation, investment, and tax planning strategies;
•reviewed the performance of KPMG and KPMG’s lead engagement partner and planned for the future rotation of the lead engagement partner should KPMG be retained as the Company’s auditor;
•reviewed and discussed the effectiveness of our disclosure controls and procedures;
•received quarterly reports from the head of Internal Audit, including the Company’s work regarding ICFR and met with other members of the Internal Audit group;
•received and discussed reports each quarter on the Company’s significant litigation issues;
•received and evaluated a report concerning the Company’s major financial risks along with the Company’s mitigating actions;
•reviewed the Company’s accounting for income taxes;
•reviewed the Company’s accounting for pension assets and liabilities; and
•received an annual report with regard to any hiring of former employees of KPMG.
Taking all of these reviews and discussions into account and subject to the limitations on the role and responsibilities of the Committee referred to in its charter, the undersigned Committee members recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025.
In addition to the Company’s Corporate Compliance program and Integrity Line, the Audit Committee has established procedures for the receipt and evaluation, on a confidential basis, of any complaints or concerns regarding our accounting, auditing, financial reporting or related matters. To report such matters, please send written correspondence to Audit Committee Chair, P.O. Box 4364, Monroe, Louisiana 71211.
Submitted by the Audit Committee of the Board of Directors as of February 16, 2026.

Hal Stanley Jones (Chair)	Christopher Capossela	General Kevin P. Chilton	Michelle J. Goldberg

51
2025 ANNUAL REPORT	2026 PROXY STATEMENT

ITEMS 3A AND 3B Approval of Amendments to Articles of Incorporation to Remove Supermajority Voting Requirements

At our 2025 annual meeting of shareholders, our shareholders voted on a shareholder proposal (the “Proposal”) requesting that the Board take the steps necessary to eliminate all voting requirements in our Articles and our Bylaws that require a greater than simple majority vote (“supermajority voting provisions”) and replace such requirements with a majority of votes cast standard, or the closest standard consistent with applicable laws. The Proposal passed with the support of a majority of the votes cast on the matter.
The Board has carefully considered the advantages and disadvantages of eliminating the supermajority voting provisions for matters subject to shareholder approval contained in our Articles and is supportive of the potential for enhanced efficiency and streamlined decision-making that may result from removing such provisions. Consistent with the request of the Proposal, the Board has already adopted amendments to our Bylaws to remove applicable supermajority voting provisions. The Board has determined that it is in the best interests of the Company and its shareholders to amend our Articles to eliminate the supermajority voting requirements for matters subject to shareholder approval and to replace such requirements with a majority of votes cast standard or the closest standard consistent with applicable law. The impacted provisions are:

52

ITEM 3A and 3B Approval of Amendments to Articles of Incorporation to Remove Supermajority Voting Requirements

Proposal	Provision	Current Voting Standard*	Proposed Amended Voting Standard

Item 3A	Removal of Directors (for cause)
The affirmative vote of both (i) a majority of the Total Voting Power entitled to be cast by the holders of Voting Stock, voting together as a single class, and (ii) a majority of the Total Voting Power entitled to be cast by the Independent Shareholders, voting as a separate group.
The affirmative vote of both (i) a majority of the Total Voting Power of holders of Voting Stock, voting together as a single class**, and (ii) a majority of the votes cast by the Independent Shareholders for or against the action, voting as a separate voting group.

Approval of business combinations with certain stockholders
Generally:
The affirmative vote of both (i) 80% of the Total Voting Power entitled to be cast by holders of outstanding shares of Voting Stock of this Corporation, voting as a separate voting group; and (ii) two-thirds of the Total Voting Power entitled to be cast by the Independent Stockholders present or duly represented at a meeting, voting as a separate voting group.
If certain conditions (as described in the Articles) are met:
The affirmative vote of 66 -2/3% of the Total Voting Power present or duly represented at the meeting called for such purpose.

Generally:
The affirmative vote of both (i) a majority of the Total Voting Power of holders of Voting Stock, voting as a single class**; and (ii) a majority of the votes cast by the Independent Shareholders for or against the proposal, voting as a separate voting group.
If certain conditions (as described in the Articles) are met:
The affirmative vote of a majority of the Total Voting Power of holders of Voting Stock,** voting as a single class.

Certain amendments to the Articles
The affirmative vote of both (i) 80% of the Total Voting Power entitled to be cast by the holders of outstanding shares of Voting Stock, voting together as a single group, and (ii) two-thirds of the Total Voting Power entitled to be cast by the Independent Shareholders present or duly represented at a shareholders' meeting, voting as a separate group.
The affirmative vote of both (i) a majority of the Total Voting Power of holders of Voting Stock, voting together as a single class**, and (ii) a majority of the votes cast by the Independent Shareholders for and against the matter, voting as a separate voting group.

Amendments to the Bylaws
The affirmative vote of both 80% of the Total Voting Power entitled to be cast by the holders of outstanding shares of Voting Stock, voting together as a single group, and two-thirds of the Total Voting Power entitled to be cast by the Independent Shareholders present or duly represented at a shareholders’ meeting, voting as a separate group.
The affirmative vote of both (i) a majority of the votes cast by the holders of Voting Stock for or against the proposal, voting as a single class, and (ii) a majority of the votes cast by the Independent Shareholders for or against the proposal, voting as a separate group.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

ITEM 3A and 3B Approval of Amendments to Articles of Incorporation to Remove Supermajority Voting Requirements

Proposal	Provision	Current Voting Standard*	Proposed Amended Voting Standard
Item 3B	Amendments to Article VII, governing limitation of liability and indemnification of directors and officers	The affirmative vote of the holders of at least 80% of the Total Voting Power.	The affirmative vote of majority of the Total Voting Power of holders of Voting Stock, voting together as a single class**.

*    Defined terms in the table align with the defined terms in the Articles, which definitions are also found in Appendix E .
**     Closest standard to a majority of votes cast that is permitted under Louisiana law. See Sections §12:1-808, §12:1-1104 and §12:1-1003 of the Louisiana Business Corporations Act (“LBCA”).
As shown above, each of the provisions in Item 3A contains a two-prong shareholder voting standard. The standard for each prong has been replaced with the closest standard permitted under Louisiana law to a majority of votes cast for and against the applicable matter. In addition, the voting standard for the relevant provision in Item 3B has been replaced with the closest standard permitted under Louisiana law to a majority of votes cast for and against the matter.
Items 3A and 3B have been separated because Item 3A requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Voting Shares, voting as a single group, whereas Item 3B requires the affirmative vote of the holders of at least 80% of the votes entitled to be cast by holders of outstanding Voting Shares. The Board has approved and recommends that shareholders approve both of these proposals.
The description of the proposed amendments to eliminate the supermajority voting provisions in the Articles for matters subject to shareholder approval in Proposals 3A and 3B is qualified in its entirety by reference to the text of the respective amendments, which can be found in Appendix C.
Procedures for Implementing Amendments
If the shareholders approve either or both of the above-described proposals to amend our Articles, we intend to promptly file with the Louisiana Secretary of State amended and restated articles of incorporation implementing such amendments. The amended and restated articles of incorporation would be effective when filed with the Louisiana Secretary of State. If the shareholders approve less than all of the above-described proposals, the amended and restated articles of incorporation filed by us would reflect only the changes approved.
Under the LBCA, shareholders will not be entitled to appraisal rights with respect to this proposal.
Required Vote
Approval of Item 3A requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Voting Shares, voting as a single group. Approval of Item 3B requires the affirmative vote of the holders of at least 80% of the votes entitled to be cast by holders of outstanding Voting Shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3A and Proposal 3B. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Board recommends that you vote FOR the approval of the foregoing amendments to the Articles of Incorporation to remove supermajority voting provisions.

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ITEM 4 Approval of an Amendment to Articles of Incorporation to provide for exceptions to the “Related Person” definition

The Amendment
The Board has unanimously adopted, and recommends that shareholders approve, an amendment to Article V(D)(15) of the Articles to exclude certain categories of persons from the definition of “Related Person” as found in Appendix D.
Background
Article V of the Articles governs certain Business Combinations involving the Company and “Related Persons.” These provisions were adopted decades ago based on a now-superseded Louisiana anti-takeover statute. For purposes of this Item 4, defined terms not otherwise defined in this Proxy Statement have the meaning consistent with the Articles, which definitions are also found in Appendix E.
What Is a "Business Combination"? Under Article V, a "Business Combination" is broadly defined to include certain transactions that may be entered into by the Company or a Subsidiary with, or upon a proposal by, a Related Person, including, among other transactions, a merger or consolidation of, or an exchange of securities by, the Company or any Subsidiary, or the sale, lease, exchange, mortgage, pledge, transfer or any other disposition of any assets of the Company or any Subsidiary having an aggregate book or fair market value of $1,000,000 or more.
Who Is a "Related Person"? Under Article V(D)(15), a "Related Person" is currently defined to include any person who is the direct or indirect Beneficial Owner of shares of Capital Stock representing more than 10% of the outstanding Total Voting Power entitled to vote for the election of directors, and any Affiliate or Associate of any such person. A person may also be deemed a Related Person if such person is an Affiliate or Associate of the Company and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner of more than 10% of the outstanding Total Voting Power. Currently, the Related Person definition applies automatically to any stockholder who crosses the 10% beneficial ownership threshold, without any mechanism for Board approval or waiver.
Effect of Related Person Status. When a stockholder becomes a Related Person, Article V requires that shareholders approve certain transactions as described above involving the Company and the Related Person. Specifically, under the Articles as currently in effect, such Business Combinations may only be effected if the proposal has been approved by (i) a majority of the directors then in office and a majority of the Continuing Directors, and (ii) the affirmative votes of both (a) 80% of the Total Voting Power entitled to be cast by holders of outstanding shares of Voting Stock, voting as a separate voting group, and (b) two-thirds of the Total Voting Power entitled to be cast by Independent Stockholders present or duly represented at a meeting, voting as a separate voting group. A lower voting standard applies if the proposed Business Combination was approved by the Board prior to the time the Related Person became a Related Person, or if certain "fair price" and procedural conditions set forth in Article V(B)(2) are satisfied.

55
2025 ANNUAL REPORT	2026 PROXY STATEMENT

ITEM 4 Approval of an Amendment to Articles of Incorporation to provide for exceptions to the “Related Person” definition
Description of the Amendment
The Board has unanimously adopted, and recommends that shareholders approve, an amendment to Article V(D)(15) of the Articles to exclude from the definition of “Related Person” the following categories of persons:
1.Any person where, prior to the time such person became a Related Person, the transaction that would otherwise result in such person becoming a Related Person was approved by the Board of Directors;
2.Any person who (x) was a Related Person prior to the effective date of the proposed amendment, and (y) whose ownership of shares of Capital Stock representing more than 10% of the outstanding Total Voting Power entitled to vote for the election of directors is approved by the Board of Directors prior to the three-month anniversary of the effective date of the proposed amendment; and
3.Any person whose ownership of shares of Capital Stock in excess of the 10% limitation is the result of action taken solely by the Corporation, provided that such person would be considered a Related Person if thereafter such person becomes the direct or indirect Beneficial Owner of additional voting shares of Capital Stock without advance approval by the Board, except as a result of further corporate action not caused, directly or indirectly, by such person.
Reasons for the Amendment
The Board believes that amending the definition of "Related Person" in the Articles to allow for limited exceptions, including certain Board-approved waivers, is in the best interests of the Company and its shareholders for the following reasons:
Restoration of Fiduciary Discretion. The current Related Person definition does not provide customary flexibility for the Board to exercise its fiduciary duties with respect to the Business Combination provisions of the Articles. Directors are obligated to act in the best interest of the Company and its shareholders, and an inflexible 10% ownership threshold prevents the Board from making reasoned distinctions among shareholders based on their actual conduct and stated intentions. The proposed amendment enables the Board to differentiate between passive investors and investors who may pose legitimate threats, rather than treating all 10%+ shareholders identically regardless of their intent or conduct.
Alignment with Modern Corporate Governance Standards. The existing Article V provisions reflect corporate governance principles from the 1980s hostile takeover era. Contemporary corporate governance standards—reflected in proxy advisor policies, institutional investor voting guidelines, and modern state corporation statutes—generally favor structures that give boards flexibility to respond to market conditions rather than rigid, automatic triggers. The proposed amendment brings the Articles closer in line with Delaware and other modern state corporation laws, which typically provide boards with discretion to evaluate transactions with large shareholders on a case-by-case basis.
Removal of Barriers to Passive Institutional Investment. The current 10% automatic trigger, coupled with the expansive definition of Business Combination and fair price and procedural requirements, may deter large, long-term passive investors from accumulating meaningful positions in the Company's stock. Many index funds, pension funds, and other institutional investors, routinely hold positions exceeding 10% as part of passive investment strategies. The current Articles treat such investors the same as hostile acquirors. This chilling effect on passive capital may suppress the Company's stock price, reduce liquidity, and make the Company less attractive to the institutional investor community.
Facilitation of Value-Enhancing Transactions. By allowing the Board to approve ownership by shareholders who may wish to support constructive transactions—such as strategic investments, joint ventures, or supportive capital raises—the amendment facilitates potential value-creating transactions that might otherwise be deterred or complicated by the automatic Related Person trigger. Under the current structure, onerous and time-consuming voting requirements for Business Combination transactions apply to shareholders simply by virtue of crossing the 10% threshold, even if the investment has been solicited or otherwise encouraged and approved by the Board.

56

ITEM 4 Approval of an Amendment to Articles of Incorporation to provide for exceptions to the “Related Person” definition
Prevention of Inadvertent Triggering. The current Related Person definition can be triggered inadvertently by corporate actions such as share repurchases that increase an existing shareholder’s percentage ownership without any affirmative action by that shareholder. The amendment addresses this by providing that a person whose ownership exceeds 10% solely as a result of corporate action (not caused by the shareholder) is not a Related Person, unless they subsequently acquire additional shares without Board approval. This carve-out prevents shareholders from being adversely impacted by the Company's own capital management decisions.
The description of the proposed amendment to the Related Person definition in this Item 4 is qualified in its entirety by reference to the full text of the amendment, which is attached to this Proxy Statement as Appendix D.
Procedures for Implementing Technical Amendments
If the shareholders approve the above-described proposal to amend our Articles, we intend to promptly file with the Louisiana Secretary of State amended and restated articles of incorporation implementing such amendment. The amended and restated articles of incorporation would be effective when filed with the Louisiana Secretary of State. Under the LBCA, shareholders will not be entitled to appraisal rights with respect to this proposal.
Required Vote
Approval of Item 4 requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Voting Shares, voting as a single group. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Board recommends that you vote FOR the approval of the amendment to the Articles to provide for exceptions to the “Related Person” definition.

57
2025 ANNUAL REPORT	2026 PROXY STATEMENT

ITEM 5 Approval of Amended and Restated 2024 Equity Incentive Plan

Overview
We are asking our shareholders to approve the Amended and Restated Lumen Technologies, Inc. 2024 Equity Incentive Plan, which we sometimes refer to as the A&R 2024 Plan, to increase the number our Common Shares that may be issued under the Lumen Technologies, Inc. 2024 Equity Incentive Plan, or the 2024 Plan, by an additional 45,600,000 shares, from 43,000,000 shares to 88,600,000 shares. Our Board of Directors approved the A&R 2024 Plan on February 18, 2026, subject to the approval of our shareholders.
The purpose of the A&R 2024 Plan is to increase the number of Common Shares that may be issued under the A&R 2024 Plan so that we can provide additional stock-based economic incentives designed to attract, retain, reward, and motivate our key employees, officers, directors, consultants, and advisors. We believe that providing our key personnel with a proprietary interest in the growth and performance of our Company is crucial to stimulating, strengthening, and aligning individual performance with shareholder value.
If our shareholders approve the A&R 2024 Plan, such approval will be considered approval of the A&R 2024 Plan, for purposes of Section 422 of the Internal Revenue Code of 1986, as amended, which we sometimes refer to as the Code. If the A&R 2024 Plan is not approved by our stockholders, the 2024 Plan, as in effect immediately prior to the approval and adoption of the amendment by our Board of Directors, will remain in full force and effect.
The principal features of the A&R 2024 Plan, as proposed to be amended and restated, are summarized below for the convenience and information of our shareholders. This summary is qualified in its entirety by reference to the full text of the A&R 2024 Plan. A copy of the 2024 Plan was attached as an exhibit to our registration statement that was filed with the SEC on May 16, 2024. A copy of the A&R 2024 Plan is attached to this proxy statement as Appendix F. We encourage you to read the A&R 2024 Plan and the proposed amendment carefully before you decide how to vote on this proposal.
Background on Proposed A&R 2024 Plan
In its determination to approve the proposed A&R 2024 Plan, our Board reviewed with Compensia, which serves as independent compensation consultant to the Compensation Committee, an analysis of our historical share usage and certain burn rate metrics. Specifically, our Board of Directors considered the following:
•In determining the reasonableness of the proposed increase to our share reserve, our Board considered our historical burn rate, which is described further below under “Key Equity Metrics.”
•We expect the proposed increased to our share reserve to provide us with enough shares for awards for approximately 3 years, assuming we continue to grant awards consistent with our current practices and historical usage. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the proposed increased to our share reserve could last for a shorter or longer period of time.
•An institutional shareholder advisory firm’s analysis, which is based on generally accepted evaluation methodologies, concluded that the proposed increased to our share reserve is well within generally accepted standards as measured by an analysis of the plan cost relative to industry standards.
In light of the factors described above, and that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board has determined that the proposed increase to our share reserve is reasonable and appropriate at this time.

58

ITEM 5 Approval of Amended and Restated 2024 Equity Incentive Plan
Key Equity Metrics
On May 15, 2024, the date the 2024 Plan was approved by our shareholders, the Company had reserved 43,000,000 shares of Common Shares for issuance under the 2024 Plan. As of March 11th, 2026, there were approximately 24,979,828 restricted shares outstanding under the 2024 Plan, 17,662,622 of which were subject solely to time-based vesting conditions and 7,317,206 of which were subject to performance-based vesting conditions (with performance-based awards counted assuming “target” performance). Additionally, as of March 11th, 2026, there were approximately 1,340,805 restricted stock units outstanding under the 2024 Plan, which were subject solely to time-based vesting conditions.
The following table provides information regarding the grant of equity awards over the three prior complete fiscal years and which we considered in determining the size of the proposed increase to our share reserve under the A&R 2024 Plan:

Fiscal Year	Time-Based Vesting Restricted Shares or Units Granted	Performance- Based Vesting Restricted Shares Granted(1)	Actual Performance- Based Vesting Restricted Shares Earned(2)	Total Granted(3)	Weighted Average Number of Shares Outstanding(4)	Burn Rate(5)
2025	14,163,937	4,786,016	—	18,949,953	994,548,000	1.91%
2024	14,274,306	—	—	14,274,306	987,680,000	1.45%
2023	8,074,667	6,712,515	—	14,787,182	983,081,000	1.50%
(1)Reflects target number of performance-vesting restricted shares granted in the applicable fiscal year.
(2)Reflects the performance-vesting restricted shares for which the performance criteria was certified as attained and earned during the applicable fiscal year.
(3)Total number of restricted shares or units granted in a particular fiscal year, including all time-vesting and target number of performance-vesting restricted shares or units.
(4)Weighted average number of shares outstanding as of December 31st each year.
(5)The “Burn Rate” measures how quickly we use shares and is calculated by dividing (a) the number of shares subject to equity awards granted during the applicable fiscal year by (b) the weighted average number our Common Shares outstanding during the applicable fiscal year.
We also monitor “overhang” to measure the cumulative impact of our equity compensation plans. We measure overhang as (a) the number of full-value shares subject to equity awards outstanding (with performance-based restricted shares reflected at the maximum performance level) plus the number of shares available for grant, divided by (b) the total shares of common stock outstanding. As of March 11, 2026, our overhang was approximately 1.3%. However, assuming the amendment had been approved as of March 11, 2026, our overhang would have been approximately 5.8% as of such date.

	As of March 11, 2026	Adjusted for Plan Increase as of March 11, 2026
Total full-value awards outstanding	30,082,496	30,082,496
Total shares available for grant	13,846,165	59,446,165
Common stock outstanding	1,029,921,650	1,029,921,650
Overhang	1.3%	5.8%

59
2025 ANNUAL REPORT	2026 PROXY STATEMENT

ITEM 5 Approval of Amended and Restated 2024 Equity Incentive Plan
Good Governance Provisions in Our Plan
The A&R 2024 Plan incorporates numerous governance best practices, including:

What We Do	What We Do Not Do

  Minimum one-year vesting requirement. Incentives must be granted with a minimum vesting period of at least one year except for Incentives related to 5% of the Common Shares reserved for issuance under the Plan
  Responsible share recycling. Any shares surrendered or withheld to satisfy tax withholding on stock option, stock-settled SAR, restricted share, restricted share unit or other full value stock-based award or to pay the exercise price of any option will not be added back (recycled) to the Plan. The Plan also provides that the gross number of SARs exercised or settled, and not just the net shares issued, will count against the aggregate limit that may be issued under the Plan
  Limitation on annual director awards. A limit of $1 million per calendar year applies to the sum of all compensation granted to each non-employee director, and the value of each non-employee director annual equity award may not exceed $500,000 of this limit
  Double-trigger change of control provision. Participants must experience an involuntary termination of employment for an award to vest as a result of a change of control (a “double trigger”)
  Clawback. Incentives granted under the Plan are subject to Lumen’s Policy for the Recovery of Erroneously Awarded Compensation, and the administrator may impose such other clawback, recovery, or recoupment provisions in an incentive agreement as it determines to be necessary or appropriate and in accordance with recent regulations
  Administered by an independent committee. The Plan is administered by an independent committee, and is benchmarked against Lumen’s peers with the assistance of an independent compensation consultant

  No dividends payable on awards prior to vesting. Payment of dividends or dividend equivalents related to an Incentive are not payable until the Incentive vests, although dividends or dividend equivalents may accrue on unvested incentives other than options and stock appreciation rights (“SARs”)
  No discounted options or SARs. Minimum 100% fair market value exercise price for options and SARs
  No repricing or cash buyouts. Options and SARs may not be repriced and no cash buyout of underwater options and SARs is permitted without shareholder approval
  No excise tax gross-ups. The Plan does not provide for excise tax gross-ups in the event of a change of control
  No evergreen. No “evergreen” share increases or automatic “reload” awards

60

ITEM 5 Approval of Amended and Restated 2024 Equity Incentive Plan
Summary of the A&R 2024 Plan
Adoption and Amendment. The A&R 2024 Plan was initially adopted by our Board of Directors in March 2024 and approved by our stockholders in May 2024. The A&R 2024 Plan was separately amended in February 2026 to clarify that, consistent with recent practice, shares subject to an award granted under the A&R 2024 Plan will not be available again for issuance if such shares were delivered or withheld by the Company to satisfy any tax withholding obligation related to a full-value award, which is any award other than a stock option or stock-settled stock appreciation rights, which we sometimes refer to as SARs. The A&R 2024 Plan already provided that shares subject to an award granted under the A&R 2024 Plan will not be available again for issuance if such shares were delivered or withheld by the Company to satisfy any tax withholding obligation related to a stock option or stock-settled SAR.
Administration. The Human Resources and Compensation Committee of our Board of Directors (or a subcommittee of this committee, which we may refer to in either case as the Committee) generally administers the A&R 2024 Plan and has the authority to make awards under the A&R 2024 Plan, including setting the terms of the awards. The Committee also generally has the authority to interpret the A&R 2024 Plan, to establish any rules or regulations relating to the A&R 2024 Plan and to make any other determination that it believes necessary or advisable for proper administration of the A&R 2024 Plan. Subject to the limitations specified in the A&R 2024 Plan, the Committee may delegate its authority to our Chief Executive Officer or to one or more of our executive officers with respect to grants to employees or consultants who are not subject to Section 16 of the Exchange Act.
Eligibility. Key employees, officers and directors of the Company, along with consultants and advisors, are eligible to receive awards (which we sometimes refer to as Incentives) under the A&R 2024 Plan. As of March 11, 2026, there were approximately 1,300 employees and officers, 9 directors, 1 consultant and 0 advisors who were eligible to receive awards under the A&R 2024 Plan.
Shares Subject to the A&R 2024 Plan. As of March 11, 2026, the maximum number of Common Shares that could be delivered or transferred under the A&R 2024 Plan was 43,000,000, not including the additional 45,600,000 shares we are asking our shareholders to approve under this Proposal.
Share Counting. The A&R 2024 Plan contains the following share counting provisions:
•To the extent that an award granted under the A&R 2024 Plan is subsequently canceled or forfeited or expires prior to exercise or realization, any shares subject to the award will again be available for future grants under the A&R 2024 Plan.
•To the extent that an award granted under a prior equity incentive plan (including under the Lumen Technologies, Inc. 2018 Equity Incentive Plan and the first amendment and restatement thereof) is subsequently canceled or forfeited or expires prior to exercise or realization, any shares subject to the award will again be available for future grants under the A&R 2024 Plan.
•To the extent that shares subject to an award granted under the A&R 2024 Plan were tendered in payment of the exercise or base price of a stock option or stock-settled SAR, were covered by (but not issued upon settlement of) stock-settled SARs or were delivered or withheld by the Company to satisfy any tax withholding obligation related to a stock option, stock-settled SAR, restricted share, restricted share unit (which are sometimes referred to as an RSU) or other full value stock-based award, those shares will not be available again for future grants under the A&R 2024 Plan.
•To the extent that an award granted under the A&R 2024 Plan, by its terms, may be settled only in cash, then the grant, vesting, payout, settlement or forfeiture of any shares subject to the award will have no impact on the number of shares available for grant under the A&R 2024 Plan.
Participant Limits. Under the A&R 2024 Plan, all Common Shares available under the A&R 2024 Plan may be issued upon exercise of options intended to qualify as incentive stock options under the Code. A limit of $1 million per calendar year applies to the sum of all cash and Incentives and other compensation granted to each non-employee director, although the maximum value of Incentives that may be granted under the A&R 2024 Plan to each director of the Company during a single calendar year is $500,000.
Adjustments to Shares Subject to the A&R 2024 Plan. Proportionate adjustments will be made to all of the share limitations provided in the A&R 2024 Plan, including shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other comparable

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change in our Common Shares, and the terms of any Incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

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Type of Common Shares. Common Shares issued under the A&R 2024 Plan may be authorized and unissued shares or issued shares held as treasury shares.
Minimum Vesting Periods. Except for any Incentives that are issued in payment of cash amounts earned under our short-term incentive program, all Incentives must be granted with a minimum vesting period of at least one year without providing for incremental vesting during that first year, except that Incentives covering up to 5% of Common Shares reserved for issuance under the A&R 2024 Plan may be granted without compliance with this minimum vesting requirement.
Dividends and Dividend Equivalents. The A&R 2024 Plan provides that the Committee may grant dividends or dividend equivalent rights on certain types of awards (restricted stock, RSUs and other stock-based awards (which we sometimes refer to as Other Stock-Based Awards)). If the Committee elects to grant such rights, any such rights must vest and pay out or be forfeited in tandem with underlying Incentives rather than during the vesting period.
Awards Under the A&R 2024 Plan. Incentives may be granted under the A&R 2024 Plan in the form of non-qualified stock options, incentive stock options, SARs, restricted stock, RSUs and Other Stock-Based Awards.
Non-Qualified Stock Options. A non-qualified stock option is a right to purchase our Common Shares. The Committee will determine the number and exercise price of the options as well as the time or times that the options become exercisable, provided that the option exercise price may not be less than the fair market value of a Common Share on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition. The term of an option will also be determined by the Committee, but in any case may not exceed ten years. The Committee may accelerate the exercisability of any stock option at any time. As noted above, the Committee may not, without the prior approval of our shareholders, decrease the exercise price for any outstanding option after the date of grant. In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then-current fair market value of a Common Share, be surrendered to us as consideration for the grant of a new option with a lower exercise price, another Incentive, a cash payment, or Common Shares, unless approved by our shareholders. The option exercise price may be paid in cash or by check; in Common Shares; through a “cashless” exercise arrangement with a broker approved by the Company; through a net exercise procedure if approved by the Committee; or in any other manner authorized by the Committee.
Incentive Stock Options. Incentive stock options are designed to comply with the applicable provisions of the Code, and are subject to certain restrictions contained in the Code. Among such restrictions, incentive stock options must have an exercise price not less than the fair market value of a Common Share on the date of grant, may only be granted to employees and must not be exercisable after a period of ten years measured from the date of grant. The A&R 2024 Plan provides that the following additional provisions apply to the grant of stock options that are intended to qualify as incentive stock options under the Code.
•Any incentive stock option agreement authorized under the A&R 2024 Plan will contain any other provisions deemed advisable by the Committee which consistent with all provisions required in order to qualify the options as incentive stock options.
•All incentive stock options must be granted within ten years from the date on which the A&R 2024 Plan is adopted by the Board.
•No incentive stock options will be granted to any non-employee or to any participant who, at the time such option is granted, would own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
•The aggregate fair market value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the A&R 2024 Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000. To the extent this limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.
Stock Appreciation Rights. A stock appreciation right, which we sometimes refer to as a SAR, is a right to receive, without payment to the Company, a number of Common Shares determined by dividing the product of the number of shares as to which the stock appreciation right is exercised and the amount of the appreciation in each share by the fair market value of a share on the date of exercise of the right. The Committee will determine the base price used to measure share appreciation (which may not be less than the fair market value of a Common Share on the date of grant), whether the right may be paid in cash, and the number and term of stock

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appreciation rights, provided that the term of a SAR may not exceed ten years. The Committee may accelerate the exercisability of any SAR at any time. The A&R 2024 Plan restricts decreases in the base price and certain exchanges of SARs on terms similar to the restrictions described above for options.
Restricted Stock. The Committee may grant Common Shares subject to restrictions on sale, pledge, or other transfer by the recipient for a certain restricted period. All shares of restricted stock will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions that may obligate the participant to forfeit the shares to us in the event of termination of employment or if specified performance goals or targets are not met. Subject to restrictions provided in the participant’s incentive agreement and the A&R 2024 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to such shares, including the right to receive dividends although, as noted above, any such dividends would not be paid currently but would vest or be forfeited in tandem with the related shares of restricted stock.
Restricted Stock Units. An RSU represents the right to receive from the Company one Common Share on a specific future vesting or payment date. All RSUs will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions that may obligate the participant to forfeit the RSUs in the event of termination of employment or if specified performance goals or targets are not met. Subject to the restrictions provided in the incentive agreement and the A&R 2024 Plan, a participant receiving RSUs has no rights of a shareholder until Common Shares are issued to him or her. RSUs may be granted with dividend equivalent rights. Any such dividend equivalent rights would not be paid currently but would vest or be forfeited in tandem with the related RSUs.
Other Stock-Based Awards. The A&R 2024 Plan also permits the Committee to grant to participants awards of Common Shares and Other Stock-Based Awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, Common Shares. The Committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements.
Termination of Employment. In the event that a participant ceases to be an employee of the Company or its subsidiaries or to provide services to us for any reason, including death, disability, early retirement, or normal retirement, any Incentives may be exercised, shall vest, or shall expire at such times as provided in the applicable incentive agreement or as may be otherwise determined by the Committee.
Change of Control. Upon a change of control of the Company (as defined in the A&R 2024 Plan), the vesting of time-based Incentives will only occur if an employee participant has a contemporaneous or subsequent involuntary termination of employment as provided in the applicable agreement. In addition, the payout of any performance-based Incentives upon a change of control may not exceed the greater of a pro-rata payout based on target performance or payout of the Incentive based on actual performance. However, within certain time periods and under certain conditions, the Committee may:
•require that all outstanding Incentives be exercised by a certain date;
•require the surrender to us of some or all outstanding Incentives in exchange for a stock or cash payment for each Incentive equal in value to the per share change of control value, calculated as described in the A&R 2024 Plan, over the exercise or base price, if any;
•make any equitable adjustment to outstanding Incentives as the Committee deems necessary to reflect our corporate changes; or
•provide that an Incentive shall become an Incentive relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the change of control transaction if the participant had been a shareholder.
Transferability of Incentives. No Incentives granted under the A&R 2024 Plan may be transferred, pledged, assigned, or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) if permitted by the Committee and so provided in the applicable incentive agreement, pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the applicable incentive agreement, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members,- or beneficiaries are the participant or immediate family members.

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Tax Withholding. We may withhold from any payments or share issuances under the A&R 2024 Plan, or collect as a condition of payment, any taxes required by law to be withheld. The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently-owned Common Shares, or to have us withhold shares from the shares the participant would otherwise receive, in either case having a value equal to the maximum amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined. The Committee has the right to disapprove of any such election, except for participants who are subject to Section 16 of the Exchange Act.
Purchase of Incentives. The Committee may approve the repurchase by the Company of an unexercised or unvested Incentive from the holder by mutual agreement, so long as the repurchase would not constitute the repricing of an option or SAR.
Amendments to the A&R 2024 Plan. Our Board may amend or discontinue the A&R 2024 Plan at any time. However, our shareholders must approve any amendment to the A&R 2024 Plan that would:
•materially increase the number of Common Shares that may be issued through the A&R 2024 Plan;
•materially increase the benefits accruing to participants;
•materially expand the classes of persons eligible to participate;
•expand the types of awards available for grant;
•materially extend the term of the A&R 2024 Plan;
•materially reduce the price at which shares of Common Shares may be offered through the A&R 2024 Plan; or
•permit the repricing of an option or stock appreciation right.
Duration of the A&R 2024 Plan. No Incentives may be granted under the A&R 2024 Plan after May 15, 2034 (the tenth anniversary of the date on which the A&R 2024 Plan was initially approved by our shareholders).
Clawback. All Incentives granted under the A&R 2024 Plan will be subject to such deductions, clawback, recoupment, or recovery as may be required to be made (x) pursuant to any applicable policy adopted by the Company which provides for such deduction, clawback, recoupment, or recovery, as currently effective or subsequently amended, or (y) to the extent required pursuant to any currently effective or subsequently adopted law, government regulation, or stock exchange listing requirement.
Federal Income Tax Consequences
The federal income tax consequences related to the issuance of the different types of Incentives that may be awarded under the A&R 2024 Plan are summarized below. Participants who are granted Incentives under Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances
Stock Options. A participant who is granted a stock option normally will not realize any income, nor will we normally receive any deduction for federal income tax purposes, in the year the option is granted. When a non-qualified stock option granted under the A&R 2024 Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) (as described below), we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.
Incentive stock options may only be granted to employees. An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of shares acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such shares within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the shares on the date of exercise. The remaining gain, if any, will be capital gain. We will not be entitled to a federal income tax deduction in

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connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.
If the exercise price of a non-qualified option is paid by the surrender of previously-owned shares, the basis and the holding period of the previously-owned shares carry over to the same number of shares received in exchange for the previously-owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.
Stock Appreciation Rights. Generally, a participant who is granted a SAR under the A&R 2024 Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the shares received on the day they are received. In general, there are no federal income tax deductions allowed to the Company upon the grant of SAR. Upon the exercise of the SAR, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).
Restricted Stock. Unless the participant makes an election to accelerate recognition of the income to the date of grant under Section 83(b) of the Code (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the shares will be taxable to the participant at capital gains rates. If the shares are later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.
Restricted Stock Units. A participant will not be deemed to have received taxable income upon the grant of RSUs. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the RSUs in an amount equal to the fair market value of the shares distributed to the participant. Upon the distribution of shares to a participant with respect to RSUs, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m). The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.
Other Stock-Based Awards. Generally, a participant who is granted an Other Stock-Based Award under the A&R 2024 Plan will recognize ordinary income at the time the cash or Common Shares associated with the award are received. If shares are received, the ordinary income will be equal to the excess of the fair market value of the shares received over any amount paid by the participant in exchange for the shares.
In the year that the participant recognizes ordinary taxable income in respect of such Incentive, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).
Section 162(m). Section 162(m) of the Code limits the amount of compensation paid to certain covered employees that we may deduct for federal income tax purposes to $1 million per employee per year. Under Section 162(m), “covered employees” consist of any individual who served as our CEO or CFO at any time during the taxable year plus the three other most highly-compensated officers (other than the CEO and CFO) for the taxable year. Once an individual becomes a covered employee for any taxable year beginning after December 31, 2016, that individual will remain a covered employee for all future years, including after termination of employment or even death. As a result, compensation payable to a covered employee under the A&R 2024 Plan that might otherwise be deductible may not be deductible if all compensation paid to the employee for the taxable year exceeds $1 million.

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Section 409A of the Code. If any Incentive constitutes non-qualified deferred compensation under Section 409A, it will be necessary that the Incentive be structured to comply with Section 409A to avoid the imposition of additional tax, penalties, and interest on the participant.
Tax Consequences of a Change of Control. If, upon a change of control of the Company, the exercisability, vesting, or payout of an Incentive is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control. An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.
The foregoing discussion summarizes the federal income tax consequences of Incentives that may be granted under the A&R 2024 Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state, or local tax consequences.
New Plan Benefits
Other than pursuant to the terms of the Company’s director compensation policy, no determination has been made as to the types or amounts of awards that will be granted in the future pursuant to the A&R 2024 Plan. It is therefore not possible to determine the future benefits that will be received by participants other than pursuant to the director compensation policy.

Name and Position/Group	Dollar Value(1)	Number of Shares(2)
Named Executive Officer
Ms. Johnson, President and CEO
Mr. Stansbury, EVP and CFO
Mr. Hacker, EVP and Chief Legal Officer and Public Policy
Mr. Ward, Former EVP, Chief Technology and Product Officer(3)	$—	—
Ms. Haynes-Gaspar, Former EVP and Chief Revenue Officer(4)	$—	—
Executive Officer Group (5 persons)
Non-Employee Director Group	$1,600,000
Non-Executive Officer Employee Group
(1)Under our Non-Employee Director Compensation Guidelines, on the date of our Annual Meeting, each of our non-employee directors will be granted an equity award with a total target grant value of $200,000. Following the retirements of Messrs. Glenn and Jones, we anticipate that there will be eight directors who will receive an equity award in 2026, assuming each of their successful elections to the Board.
(2)The number of shares of restricted stock or number of RSUs to be awarded to the individuals and groups will be determined by dividing the total target grant value by the volume weighted average closing price of one Common Share over the trailing 15-day trading period ending on the trading day immediately prior to the date of grant.
(3)On January 5, 2026, following the hiring of his successor, Mr. Ward ceased serving as an executive officer and, following a short transition period, his termination ended on January 23, 2026. As such, no awards will be granted to Mr. Ward in the future pursuant to the A&R 2024 Plan.
(4)On February 4, 2026, following the hiring of her successor, Ms. Haynes-Gaspar ceased serving as an executive officer and, following a short transition period, she was involuntarily terminated on March 6, 2026. As such, no awards will be granted to Ms. Haynes-Gaspar in the future pursuant to the A&R 2024 Plan.

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Historical Grants Under the 2024 Plan
The following table provides summary information regarding the number of Common Shares subject to awards granted under the 2024 Plan to certain persons since the 2024 Plan’s initial effective date through March 1, 2026.

Name and Position/Group	Number of Time-Based Shares of Restricted Stock or RSUs (#)	Number of Performance- Based Shares of Restricted Stock (#)
Named Executive Officer
Ms. Johnson, President and CEO	2,195,097	3,292,646
Mr. Stansbury, EVP and CFO	1,512,061	1,310,278
Mr. Hacker, EVP and Chief Legal Officer and Public Policy	386,051	579,076
Mr. Ward, Former EVP, Chief Technology and Product Officer	293,730	440,594
Ms. Haynes-Gaspar, Former EVP and Chief Revenue Officer	200,077	300,114
Executive Officer Group (5 persons)	6,446,779	5,912,552
All current directors who are not executive officers / (“Non-Employee Director Group”)	1,423,262	—
Each director nominee (who is not a named executive) (“Non-Employee Director Nominee”)	1,005,438
Mr. Allen	208,912	—
Ms. Béjar	208,912	—
Mr. Capossela	67,002	—
Mr. Chilton	208,912	—
Mr. Collins	—	—
Ms. Goldberg	51,394	—
Ms. Linear	208,912	—
Mr. McMillan	51,394	—
Each associate of any such executive officer, director or director nominee	—	—
Each other person who received or is to receive 5% of awards under the plan	—	—
All current employees who are not executive officers as a group	18,646,969	2,324,154

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Equity Compensation Plan Information
The following tables provide information as of December 31, 2025, and March 11, 2026, about our equity compensation plans under which Common Shares are authorized for issuance.
As of December 31, 2025

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)(1)		Weighted-average exercise price of outstanding options and rights (b)(2)	Number of securities remaining available for future issuance under plans (excluding securities reflected in column (a)) (c)(3)
Equity Compensation Plans approved by shareholders:
2018 Equity Incentive Plan, as amended and restated (the “2018 Plan”)	958,446		$—	—	(4)
2024 Plan	1,235,752		$—	23,540,590
All shareholder approved plans	2,194,198		$—	23,540,590
Equity Compensation Plans not approved by shareholders:
None	—		$—	—
All non-shareholder approved plans	—		$—	—
Totals	2,194,198	(5)	$—	23,540,590
(1)Consists of RSUs. The number assumes target performance for all outstanding unvested performance-vesting RSUs. If achievement of maximum performance is assumed for outstanding performance-based equity awards, the number of Common Shares to be issued as of December 31, 2025, would include an additional 10,013,946 shares, for a total of 12,208,144 Common Shares potentially issuable as of December 31, 2025.
(2)The amounts in column (a) consist of RSUs, which do not have an exercise price.
(3)Represents the number of shares available for issuance as new awards under our 2024 Plan as of December 31, 2025, subject to adjustment as set forth in the plan. Any shares subject to an award granted under the 2024 Plan that is subsequently canceled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available again for issuance or delivery under the 2024 Plan. In addition, any shares subject to an award granted under the 2018 Plan that, after May 15, 2024, is cancelled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available for issuance or delivery under the 2024 Plan. The 2024 Plan permits the granting of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards to key employees, officers, directors, advisors, and consultants.
(4)Upon adoption of the 2024 Plan, we ceased making awards under the 2018 plan.
(5)This consists of 2,194,198 Common Shares underlying RSUs (assuming target performance for all performance-vesting RSUs). In addition, as of December 31, 2025, we had 30,017,263 unvested shares of restricted stock outstanding (assuming target performance for all performance-vesting restricted stock) (which, when combined with the Common Shares subject to RSUs in the prior sentence, yields a total of 32,211,461 full-value awards outstanding, assuming target performance for all performance-vesting awards). If achievement of maximum performance is assumed, the total number of full-value awards outstanding as of December 31, 2025, would be 42,225,407. RSUs and restricted stock were the only types of equity awards outstanding as of December 31, 2025.

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ITEM 5 Approval of Amended and Restated 2024 Equity Incentive Plan
As of March 11, 2026

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)(1)		Weighted-average exercise price of outstanding options and rights (b)(2)	Number of securities remaining available for future issuance under plans (excluding securities reflected in column (a)) (c)(3)
Equity Compensation Plans approved by shareholders:
2018 Plan	926,092		$—	—	(4)
2024 Plan	1,340,805		$—	13,846,165
All shareholder approved plans	2,266,897		$—	13,846,165
Equity Compensation Plans not approved by shareholders:
None	—		$—	—
All non-shareholder approved plans	—		$—	—
Totals	2,266,897	(5)	$—	13,846,165
(1)Consists of RSUs. The number assumes target performance for all outstanding unvested performance-vesting RSUs. If achievement of maximum performance is assumed for outstanding performance-based equity awards, the number of Common Shares to be issued as of March 11, 2026, would include an additional 7,713,927 shares, for a total of 9,980,824 Common Shares potentially issuable as of March 11, 2026.
(2)The amounts in column (a) consist of RSUs, which do not have an exercise price.
(3)Represents the number of shares available for issuance as new awards under our 2024 Plan as of March 11, 2026, subject to adjustment as set forth in the plan. Any shares subject to an award granted under the 2024 Plan that is subsequently canceled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available again for issuance or delivery under the 2024 Plan. In addition, any shares subject to an award granted under the 2018 Plan that, after May 15, 2024, is cancelled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available for issuance or delivery under the 2024 Plan. The 2024 Plan permits the granting of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards to key employees, officers, directors, advisors, and consultants.
(4)Upon adoption of the 2024 Plan, we ceased making awards under the 2018 plan.
(5)This consists of 2,266,897 Common Shares underlying RSUs (assuming target performance for all performance-vesting RSUs). In addition, as of March 11, 2026, we had 27,815,599 unvested shares of restricted stock outstanding (assuming target performance for all performance-vesting restricted stock) (which, when combined with the Common Shares subject to RSUs in the prior sentence, yields a total of 30,085,496 full-value awards outstanding, assuming target performance for all performance-vesting awards). If achievement of maximum performance is assumed, the total number of full-value awards outstanding as of March 11, 2026, would be 37,796,423. RSUs and restricted stock were the only types of equity awards outstanding as of March 11, 2026.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes cast, and therefore will not affect the outcome of the vote on this proposal.

The Board recommends that you vote FOR the approval of the Amended and Restated 2024 Equity Incentive Plan to increase the number of shares authorized.

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Our Executive Officers
We currently have five NEOs. Biographical information for each of them (other than Ms. Johnson, who also serves as a director and whose biography may be found under “Board of Directors and Governance—Our Director Nominees”) is found below:

Chris D. Stansbury 60 years old President and Chief Financial Officer
•Chris D. Stansbury has served as Lumen’s President and Chief Financial Officer since March 2026 and previously served as Lumen’s Executive Vice President, Chief Financial Officer from April 2022 to March 2026.
•Mr. Stansbury has global responsibility for financial planning, accounting, tax, treasury, investor relations, procurement and supply chain management.
•Mr. Stansbury previously served as the Senior Vice President and Chief Financial Officer of Arrow Electronics, Inc., a publicly traded multinational provider of electronic components and enterprise computing products, from May 2016 through March 2022. Prior to that, Mr. Stansbury served as Vice President, Finance, and Chief Accounting Officer of Arrow Electronics, Inc. beginning in August 2014.
•Prior to joining Arrow Electronics, Inc., Mr. Stansbury held various positions within the finance departments of Hewlett-Packard, Inc. and PepsiCo, Inc.

James Fowler 54 years old Executive Vice President, Chief Technology & Product Officer at Lumen Technologies
•James Fowler has served as Lumen’s Executive Vice President and Chief Technology & Product Officer since January 2026.
•Mr. Fowler is responsible for the Company’s global technology and product strategy, including the continued evolution of Lumen’s network, digital platforms, and product portfolio.
•Prior to joining Lumen, he was the Chief Technology Officer at Nationwide Insurance from July 2018 to December 2025, leading the modernization of core technology capabilities and driving the digital transformation of enterprise business operations. Prior to Nationwide, Mr. Fowler spent nearly two decades at General Electric. He began his career at AT&T and worked at Accenture before joining GE.
•Mr. Fowler served on Lumen’s Board of Directors from 2023 until 2025, helping shape the company’s transformation strategy and technology roadmap.

Mark Hacker 54 years old Executive Vice President, Chief Legal Officer & Public Sector at Lumen Technologies
•Mark Hacker has served as Lumen’s Executive Vice President and Chief Legal Officer since May 2025 and as Lumen’s Executive Vice President and Chief Legal Officer & Public Sector since October 2025.
•Mr. Hacker leads the Company’s legal, public policy, and public sector organizations.
•Mr. Hacker was previously Executive Vice President, General Counsel and Chief Administrative Officer at Motorola Solutions, Inc. until December 2023. He held a number of other leadership positions during his 22-year career there.
•Prior to Motorola Solutions, Mr. Hacker was a corporate finance associate with Buchanan Ingersoll & Rooney PC and an accountant with Arthur Andersen LLP.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Our Executive Officers

Jeffrey Sharritts 58 years old Executive Vice President, Chief Revenue Officer
•Jeffrey Sharritts has served as Lumen’s Executive Vice President, Chief Revenue Officer since February 2026.
•Mr. Sharritts is responsible for the Company’s commercial strategy
•Mr. Sharritts previously held a number of leadership roles at Cisco Systems, a global technology company, from 2000 to 2024, including as Executive Vice President and Chief Customer and Partner Officer from February 2022 to July 2024 and as Senior Vice President, Americas Sales from June 2018 to February 2022.
•Mr. Sharritts serves on the board of directors of Mueller Water Products, where he serves on the Nominating and Corporate Governance Committee and as Chair of the Compensation Committee.

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Our Executive Officers
Letter from the Chair of the Human Resources and Compensation Committee
Fellow Shareholders,
We appreciate the care you take in reading and considering this disclosure. As Chair of the Human Resources and Compensation Committee (“HRCC”), I want to underscore the HRCC’s responsibility to provide independent oversight of the Company’s executive compensation programs and ensure they are thoughtfully designed to motivate performance that drives sustainable long-term shareholder value. The HRCC works to align executive pay with the Company’s strategic priorities and the interests of our shareholders, while maintaining disciplined governance and oversight of compensation practices. We believe our programs appropriately balance performance-based incentives with prudent oversight, enabling us to attract, retain, and motivate leaders who are focused on delivering superior results and executing on Lumen’s transformation.
Business Transformation. During 2025 and early 2026, we executed against our transformation and strategic priorities to keep us on the path towards stability and growth, drive operational excellence, and position us as the trusted network for AI. In particular, we:
•completed the $5.75 billion sale of our consumer fiber-to-the-home business in 11 states to AT&T;
•strengthened our balance sheet by reducing total debt by over $4.8 billion;
•exceeded our annual targets to modernize and simplify Lumen; and
•made solid progress against our strategic priorities to (i) build the backbone for the AI economy, (ii) cloudify telecom with Lumen Digital and (iii) bend the curve on core network services.
Leadership Transition. Since 2022, we completed a full refresh of our senior leadership team, ensuring that we have senior leaders in place who know how to deliver high-impact results and who can guide us on a path to growth, while also reducing the size of our senior leadership team from eleven to eight. During 2025 and early 2026, we made changes to three members of our nine member senior leadership team, each of whom are NEOs and their compensation is described in the Compensation Discussion & Analysis and elsewhere in this proxy.
We hired our Executive Vice President, Chief Legal Officer & Public Sector, Mr. Hacker, in May 2025, following the termination of our former EVP, Chief Legal Officer in February 2025. In early 2026, we made changes to our Executive Vice President, Chief Technology & Product Officer and Executive Vice President, Chief Revenue Officer by hiring Mr. Fowler and Mr. Sharritts, respectively, following the resignation and involuntary termination of Mr. Ward and Ms. Haynes-Gaspar, respectively.
Pay and Performance Alignment. This year’s short-term incentives achieved at 136.4% payout and the long-term performance-based stock awards granted in 2023 paid out at 88.5% (a weighted average) based on results achieved during 2023-2025 against two equally weighted metrics of Cumulative Adjusted EBITDA and Relative TSR targets. The HRCC believes this reflects strong pay and performance alignment between our financial results and stock price returns and your one- and three-year shareholder experience.
We encourage you to read the Compensation Discussion & Analysis section that follows for additional details on our executive compensation programs and pay decisions during 2025.
We thank you for your ongoing participation and investment in Lumen and respectfully ask for your support in this year’s say-on-pay vote.
Quincy L. Allen
Chair of the Human Resources and
Compensation Committee

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

ITEM 6 Advisory Vote to Approve Executive Compensation—“Say-On-Pay”

We understand that executive compensation is an important matter for our shareholders. As such, each year, we provide our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our NEOs, as disclosed in the proxy statement for that year’s annual meeting.
Under our executive compensation programs, our NEOs are rewarded for achieving specific annual and long-term goals, as well as increasing shareholder value. The HRCC continually reviews our executive compensation programs to ensure they achieve the goals of aligning our compensation with both current market practices and your interests as shareholders.
As discussed in greater detail elsewhere in this proxy statement, the HRCC spends considerable time and effort to ensure that not only do we have the right leadership in place, but also that our executive compensation programs continue to appropriately incentivize and reward each key member of the team in a manner that aligns with shareholder interests. For additional information on our executive compensation programs generally and our recent compensation actions specifically, we urge you to read the “Compensation Discussion & Analysis” and “Compensation Tables” sections of this proxy statement.
At the meeting, we will ask our shareholders to vote “FOR” the following resolution:
“RESOLVED, that the Company’s shareholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”
This proposal, commonly known as a “say-on-pay” proposal, gives you the opportunity to express your views. This advisory vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of our NEOs and our executive compensation policies and practices as described in this proxy statement. Your vote will not directly affect, or otherwise limit, any existing compensation or award arrangement of any of our NEOs.
While this “say-on-pay” vote is advisory and will not be binding on our Company or the Board, it will provide valuable information for future use by our HRCC regarding shareholder sentiment about our executive compensation. Shareholders may also communicate directly with our HRCC or full Board on executive compensation—or any other matters—by contacting us in the manner provided under “Board of Directors and Governance—Shareholder Engagement.”
At our 2023 annual meeting of shareholders, the Company’s shareholders recommended that the advisory vote on executive compensation occur every year and the Company selected this frequency following the meeting. We expect that the next advisory vote on executive compensation will be held at our 2027 annual meeting of shareholders. At our 2025 annual meeting of shareholders, approximately 95.3% of votes cast on the proposal were voted “for” the proposal.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the votes cast for this proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes cast, and therefore will not affect the outcome of the vote on this proposal.

The Board recommends that you vote FOR this proposal.

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Compensation Discussion & Analysis
The Compensation Discussion & Analysis (“CD&A”) is divided into five sections: (1) Executive Summary; (2) Compensation Philosophy and Principles; (3) Pay and Performance Alignment; (4) HRCC Engagement and Compensation Governance; and (5) Compensation Design, Awards, and Payouts for 2025. Please refer to the roadmap below in order to navigate this portion of the proxy statement.
Roadmap

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
Section One—Executive Summary
As described in our Board Committee section above, the HRCC oversees our executive compensation program. More broadly, the HRCC provides direction to management on compensation programs for all employees with the goal of retaining the skilled talent needed for Lumen to reach its strategic objectives. The HRCC seeks to continuously improve our compensation programs based on changing market conditions, the evolving business environment, and feedback from our shareholders. This CD&A reflects the HRCC’s overall philosophy on employee compensation with a focus on compensation for our five executive officers serving during the last fiscal year (our “NEOs”).
Current Executives (Current NEOs):

Kate Johnson President & Chief Executive Officer	Chris D. Stansbury Executive Vice President, Chief Financial Officer	Mark Hacker Executive Vice President, Chief Legal Officer & Public Sector
Former Executives (Former NEOs that were NEOs as of December 31, 2025):(1)

Ashley Haynes-Gaspar, Former Executive Vice President, Chief Revenue Officer, through January 28, 2026
David Ward, Former Executive Vice President, Chief Technology and Product Officer, through January 5, 2026
(1)For additional information, see “Section Five—Compensation Design, Awards, and Payouts for 2025—Compensation Arrangements Related to Leadership Transition.”
Business Highlights
Lumen closed 2025 with strong momentum, delivering revenue, Adjusted EBITDA, and Free Cash Flow above our 2025 short-term incentive (STI) targets. The Company recently completed the $5.75 billion sale of its consumer fiber-to-the-home business in 11 states to AT&T, reducing total debt by over $4.8 billion and net leverage by a full turn to below 4x. Annual interest expense is expected to decline nearly 45% versus 2025 levels, and capital expenditures are expected to be reduced by over $1 billion, increasing flexibility to invest in network modernization and growth initiatives.
The transformation is real and accelerating. Lumen exceeded its cost reduction target, ending the year with over $400 million in run-rate savings and is on track for $700 million of cost savings exiting 2026, targeting $1 billion exiting 2027. North America enterprise “Grow” revenue hit 52% in Q4, surpassing legacy segments and highlighting a healthier business mix. PCF sales reached nearly $13 billion, while NaaS customers grew 29%, showing strong demand for on-demand, programmable network services in the AI, multi-cloud world.
Lumen is building the trusted network for AI, delivering on-demand, intelligent digital network services. The Company launched Internet On-Demand Off-Net, expanding serviceable locations from 100,000 to over 10 million buildings, and introduced new AI-ready network management solutions. Strategic partnerships with Palantir, QTS, Digital Realty, and others are accelerating innovation and unlocking new opportunities for customers.

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Compensation Discussion & Analysis
The Company’s growth strategy—Physical Network + Digital Platform + Connected Ecosystem—is creating real value and accelerating the transformation. Lumen’s agile, AI-enabled culture is driving faster learning, execution, and commercial traction. The Company is now a simpler, stronger, enterprise-focused organization, with a modernized capital structure and a rapidly scaling digital platform.
Looking ahead, Lumen’s transformation is at an inflection point. With a healthier balance sheet, strong Free Cash Flow, and a culture built for speed and innovation, Lumen is positioned to lead as the trusted network for AI and return to sustainable growth.
2025 Financial Achievements and Shareholder Value Creation(1)

$12.4B	$1.7B	$3.4B	$4.7B	$371M	$4.4B
Revenue	Net Loss	Adjusted EBITDA	Net Cash from Operations	Free Cash Flow	Capital Expenditures

Reduced Interest Expense	Private Connectivity Fabric Partnerships	Total Shareholder Return(2)

$180M	~ $13B	46%

(1)For more complete information on Lumen, our business transformation and our recent performance, see the remainder of this proxy statement, including “About Lumen” and Appendix B.
(2)Calculated as of December 31, 2025 as compared to December 31, 2024.
Adjusted EBITDA and Free Cash Flow are non-GAAP metrics. See Appendix A for definitions of these metrics, a reconciliation of our non-GAAP metrics used above to GAAP measures, and a description of our special items (i.e., items investors may want to give special consideration due to their magnitude, nature, or both). For more complete information on Lumen and our recent performance, see the remainder of this proxy statement, including Appendix B.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
2025 Executive Compensation Aligned with Business Performance
As discussed in greater detail in this CD&A, the Committee set challenging performance targets under our incentive programs to ensure that payouts track company performance and 93% of our CEO’s total target compensation is at risk.
Our incentive programs (1) are aligned with our corporate strategy, (2) support our efforts to incentivize and retain our new leadership team, which is essential to our ability to execute on our transformation strategy, and (3) are paid out based on our performance, which has a direct impact on realizable pay outcomes.
Over the course of several years, we navigated significant challenges and emerged with strategic clarity in 2025. We strengthened our financial position and restored market confidence in Lumen.
For the first time since 2018, we exceeded our pre-established goals for our STI plan and our external guidance provided to shareholders, achieving a payout of 136.4% for 2025. Specifically, we:
•achieved Adjusted EBITDA(1) results of $3,419 million and exceeded our target, comprising 50% of our STI plan;
•achieved revenue results of $12,458 million and exceeded our target, comprising 25% of our STI plan; and
•had strong execution against our five core priorities, comprising 25% of our STI plan.
For the first time since 2012, we achieved a positive three-year total shareholder return (TSR), and for the first time since 2019, we achieved above threshold performance and a payout for the performance-based restricted stock (PBRS), which accounted for 60% of the respective LTI awards.
Approximately 88.5% of the PBRS granted to our senior leadership team in 2023 vested based upon our actual performance over the three-year performance period ending December 31, 2025. Specifically, for the two-equally weighted metrics, we:
•failed to attain threshold performance for our Cumulative Adjusted EBITDA target for a 0% payout; and
•achieved a three-year TSR performance of 53.2% which was the 69th percentile relative to our peers for a 176.9% payout.
(1)Adjusted EBITDA is a non-GAAP measure. For a reconciliation of Adjusted EBITDA to Revenue, the nearest GAAP measure, please see Appendix A.

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Compensation Discussion & Analysis
2025 Short-Term Incentive Compensation
The chart below shows our overall level of achievement and company performance funding for the financial and qualitative metrics in our 2025 STI plan:
Dollars in Millions

Performance Metrics	Threshold	Target(1)	Maximum	Actual vs. Target	Payout %	Weighting	Weighted Payout %

Adjusted EBITDA				103.6%	136.2%		68.1%

Revenue				101.3%	113.1%		28.3%

Core Priorities Scorecard				Average performance score of 4.2 out of 5	160%		40.0%

	Weighted Payout Percentage of Company Performance Funding						136.4%

(1)For more information on our Adjusted EBITDA and Revenue targets see “Section Five—Compensation Design, Awards, and Payouts for 2025—2025 Short-Term Incentive Program” in this CD&A.
2023 Long-Term Incentive Compensation
The chart below shows our overall level of achievement for the performance-based restricted share portion of our 2023 LTI program over the three-year performance period from 2023 to 2025:
Dollars in Millions

Performance Metrics	Threshold	Target(1)	Maximum	Actual vs. Target	Payout %	Weighting	Weighted Payout %

Cumulative Adjusted EBITDA(1)				Below Threshold	0.0%		0.0%

Relative TSR(2)				69th Percentile	176.9%		88.5%

	Weighted Payout Percentage						88.5%

(1)For more information on our Cumulative Adjusted EBITDA target see our 2024 proxy statement
(2)If Lumen’s TSR is negative over the three-year period, the payout cannot exceed target regardless of our TSR performance relative to our peers.
For more information, see “Section Three—Pay and Performance Alignment—Realized and Realizable Pay for Our NEOs.”

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
2025 Shareholder Engagement Highlights
Each year we solicit feedback from shareholders on a wide range of topics (discussed in greater detail in “Board of Directors and Governance—Our Board’s Responsibilities”) and believe that shareholder feedback provides a critical input into the Board’s governance considerations.
During 2025, our NCG Committee Chair (who is also a member of the HRCC) participated in these engagements, along with various members of management, and we are grateful to all shareholders who met with us throughout the last year, sharing both their appreciation of our decades-long track record of aligning pay with performance and candid perspectives on the recalibration of our 2024 incentive programs that informed their voting decisions last year.
The table below summarizes our compensation-focused shareholder engagement efforts during 2025, including the feedback we heard, say-on-pay results, and actions our HRCC has taken. For more information on our outreach, see “Board of Directors and Governance—Shareholder Engagement—By the Numbers: Shareholder Engagement in 2025.”

2025 Shareholder Engagement

Spring Engagement: Following the filing of our 2025 proxy statement, we sought engagements with our top 30 shareholders, then representing approximately 53% of shares outstanding.
What We Heard: The shareholders we met with listened to our unique situation and reasoning for the recalibration of our 2024 incentive programs. They appreciated the clear and transparent disclosures in our 2025 proxy statement and generally supported our executive compensation programs.
Shareholder Approvals: At our 2025 annual meeting, we received support from the holders of 95% of the shares voted on our say-on-pay proposal.

Fall and Winter Engagement: We engaged our top 30 shareholders, then representing approximately 51% of shares outstanding,
What We Heard: Our investors appreciated the opportunity to engage and we met with the small number of investors who accepted our invitation. We discussed a wide-range of topics.
Response to Shareholder Feedback: The HRCC reviewed shareholder feedback and ensured a robust disclosure in this CD&A.

We look forward to continuing to engage in productive dialogue with our stakeholders on all governance and stewardship matters, including compensation.

80

Compensation Discussion & Analysis
Our Compensation Best Practices
The HRCC and management stay abreast of market trends and best practices through regular consultation with the HRCC’s independent consultant and by attending various training programs and forums.
In addition to other practices described elsewhere in this proxy statement, below are a summary and brief descriptions of certain compensation policies and practices.

What We Do	What We Do Not Do

  Focus on performance-based compensation weighted heavily towards long-term incentive awards
  Maintain robust stock ownership guidelines applicable to our executive officers and outside directors
  Annually review our compensation programs to avoid encouraging excessive risk taking
  Conduct an annual succession planning process for our CEO
  Conduct an annual “say-on-pay” vote
  Discuss our executive compensation program during shareholder engagement
  Impose compensation forfeiture covenants (“clawbacks”) that are broader than, and in addition to, those mandated by law (such as, fraud and reputational harm)
  Review the composition of our peer groups at least annually
  Conduct independent and intensive performance reviews of our senior officers
  Cap the number of relative TSR performance-based shares that may vest if our own absolute TSR is negative
  Review realizable pay of our senior officers and total compensation “tally” sheets
  Require shareholders to approve any future severance agreements valued at more than 2.99 times the executive’s target cash compensation

  Maintain a supplemental executive retirement plan
  Permit our directors or any employee to hedge our stock, or our directors or senior officers to pledge our stock
  Permit the HRCC’s compensation consultant to provide other services to Lumen
  Pay, provide, or permit:
(1)excessive perquisites,
(2)excise tax “gross-up” payments,
(3)single-trigger change of control equity acceleration benefits, or
(4)dividend payments on unvested shares or RSUs

81
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
Section Two—Compensation Philosophy and Principles
Our compensation philosophy is to structure a program designed to attract, develop, motivate, and retain executives and key employees with a total compensation package that is equitable, and that encourages and rewards performance for execution against our company’s near and long-term strategies to build value for our shareholders.
Compensation Objectives and Principles
Our compensation programs are designed to be market competitive, performance-based, and fiscally responsible. Providing incentive compensation opportunities linked to our company performance is a key part of our compensation programs, especially for our senior leaders, representing 93% and 87% of our CEO’s and other current NEOs’ (“Other Current NEOs”) average total target direct compensation, respectively. For each participant in our incentive programs, including our NEOs, his or her total target direct compensation and individual performance modifiers are determined based on multiple factors, including the availability of talent, the criticality of skills, market compensation practices, and internal equity considerations.
Incentive Compensation Design
Each year, over the course of several meetings, the HRCC undergoes a multi-step process to (1) ensure our performance objectives are aligned with our strategy, (2) establish rigorous threshold, target, and maximum performance levels for our short- and long-term incentive plans, and (3) provide structure and promote fairness against external and internal peers, as outlined in our Incentive Program Guidelines in “Section Five—Compensation Design, Awards, and Payouts for 2025—Goal Setting Process and Incentive Program Guidelines” in determination of our incentive payouts.

82

Compensation Discussion & Analysis
Aligning Performance Objectives with Strategy
The HRCC selects short-term and long-term plan performance objectives designed to incentivize our executives to drive execution of our overall business strategies and key strategic priorities over the relevant performance period. The HRCC works with management and its independent consultant to structure our incentive programs each year based on the following key design objectives:

Key Objectives

Aligned With Our Strategy
Ensuring that performance-based metrics in our executive compensation programs reward performance over multiple time horizons and are aligned with our short- and long-term strategies, including individual contributions and Company performance, and our goal of creating long-term shareholder value while discouraging excessive risk taking

Peer Group Alignment
Structuring our compensation programs to be competitive and aligned to internal and external peers
Utilizing an objective set of criteria to determine companies for our compensation peer group and TSR peer group

Challenging Goals Setting short-and long-term targets at challenging but reasonably achievable levels that reflect priorities and drive progress toward our long-term vision	Pay for Performance Assessing effectiveness of prior year(s) incentive designs and performance against targets on a quarterly basis

Pay Mix
Allocating a significant portion of our NEOs target compensation to performance-based components, with a balance between cash and equity and short- and long-term incentives
Long-term target compensation opportunities outweighing short-term target opportunities.
Annual objectives complementing sustainable long-term performance.

Formulaic
Maintaining STI and LTI programs with payouts that are mostly formulaic and all of which are determined based on actual performance against challenging financial and operational goals; with limited adjustments, positive or negative, as permitted and outlined in our Incentive Program Guidelines described herein, or as necessary to accomplish program objectives, with any remaining portion based on qualitative assessments of key performance indicators.

Shareholder Feedback Incorporating shareholder views, including results of our annual say-on-pay vote and our shareholder engagement initiatives	Monitor Equity Usage Monitoring share expense, burn rate, and dilution against peer benchmarks

For additional information on alignment of our performance objectives with strategy, see “Section One— Executive Summary—2025 Shareholder Engagement Highlights,” “Section Three—Pay and Performance Alignment—Pay Mix,” “Section Three—Pay and Performance Alignment—Realized and Realizable Pay for Our NEOs,” “Section Five—Compensation Design, Awards, and Payouts for 2025,” and “Section Four—HRCC Engagement and Compensation Governance—Role of Peer Companies.”

83
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
Section Three—Pay and Performance Alignment
In allocating NEO target pay opportunities among the different compensation elements, the HRCC does not adhere to a prescribed formula but generally emphasizes performance-based and at-risk elements.
Pay Mix
The following charts illustrate the approximate allocation of the total target direct compensation, as of December 31, 2025, for our CEO and our Other Current NEOs, respectively, between elements that are fixed and those that are variable, performance-based, and “at risk.” As a result, the actual (or take home) pay that our executives realize in a given year may be more or less than their total target compensation for that year, as illustrated in the “—Realized and Realizable Pay for our NEOs” below.

CEO—Total Direct Compensation (at Target)	Other Current NEOs(1)—Total Direct Compensation (at Target)

13%
15%
29%
43%
87%
Pay at Risk
Base
STI
TBRS
PBRS

(1)Other NEOs at December 31, 2025 excludes Ms. Haynes-Gaspar and Mr. Ward who ended their employment with Lumen effective March 6, 2026 and January 23, 2026, respectively.
Realized and Realizable Pay for Our CEO
The values for LTI awards (both equity and cash) included in the 2025 “Summary Compensation Table” are presented in accordance with SEC requirements and, for equity, reflect FASB ASC Topic 718 valuations. Although this allows for comparison across companies, the HRCC has concluded that the prescribed calculation does not fully represent the HRCC’s annual decision and does not allow for an accurate pay-for-performance assessment. As such, our HRCC reviews both realized and realizable pay on an annual basis, calculated in the manner described below.
CEO Pay Aligned with Performance
The illustration and table below summarize the realized(1) and realizable(2) pay for our CEO, of which 93% or more was at-risk, variable compensation (i.e., STI, TBRS, PBRS, and PLTC) during each of the last three years:
Our CEO’s 3-year average realizable pay (2023-2025) was 159% of target compensation.

84

Compensation Discussion & Analysis
Realized and Realizable Pay for Our CEO Versus Indexed TSR

Year	CEO Total Compensation in the Summary Compensation Table(1)	CEO Target Pay(2)	CEO Realized(3) and Realizable(4) Pay	CEO Realized(3) and Realizable(4) Pay as a % of Target Pay
2023	$9,592,963	$17,850,000	$23,520,681	132%
2024	10,499,991	18,318,213	35,576,904	194%
2025	24,936,641	19,984,384	29,915,837	150%
3-Year Average	$15,009,865	$18,717,532	$29,671,140	159%
(1)The values included in the “Summary Compensation Table” are presented in accordance with SEC requirements and, for equity, reflect FASB ASC Topic 718 valuations. For 2024, our CEO’s total compensation excludes the performance-based long-term cash awards (PLTC) of $8,550,000 at “target” levels (in accordance with SEC requirements). See our 2025 proxy statement for further information on our 2024 PLTC awards.
(2)“Target Pay” is the sum of the annual base salary, STI target bonus opportunity and LTI grant value for our CEO, for the respective year.
(3)“Realized Pay” measures the actual pay realized for a given year by adding together: (i) actual salary paid during the year; (ii) any STI bonus ultimately paid for that year; and (iii) the value of any time- and performance-based LTI awards granted in the respective year and that vested through March 1, 2026 (based on the closing stock price on the relevant vesting date and, for PBRS, actual achieved payout levels). For further information on our 2023 and 2024 STI payout of 83.2% and 88.5%, respectively, see our 2024 and 2025 proxy statements. For further discussion on our 2025 STI payout of 136.4%, see “Section Five—Compensation Design, Awards, and Payouts for 2025—2025 Short-Term Incentive Program.” For further discussion on our 2023 PBRS performance of 88.5%, see “Section Five—Compensation Design, Awards, and Payouts for 2025—LTI Linkage to Performance—Payouts Under 2023 PBRS Awards.”
(4)“Realizable Pay” measures the actual pay realizable for a given year by adding together: (i) Realized Pay, as describe in note (3); and (ii) the value of any unvested time- and performance-based restricted stock (TBRS and PBRS) (based on our stock price of $7.11 as of March 1, 2026 and, at “target” levels for PBRS granted in 2025; and (iii) the value of any unvested performance-based long-term cash awards (PLTC) granted in 2024, at “target” levels. See our 2025 proxy statement for further information on our 2024 PLTC awards,. For further discussion on our 2025 LTI awards, see “Section Five—Compensation Design, Awards, and Payouts for 2025—2025 Long-Term Incentive Compensation.”
As described herein, STI and performance-based LTI payouts are determined at the end of a performance period based on the actual achievement of pre-established goals.
•Short-Term Performance: Our company-funded STI payouts, before individual multipliers, were 83.2%, 88.5% and 136.4% for 2023, 2024 and 2025, respectively, for an average payout of 102.7%.
•Long-Term Performance: For the three-year LTI performance periods ending on December 31, 2023 and 2024, we failed to achieve threshold performance, resulting in 0% payouts. The three-year LTI performance period ending on December 31, 2025 resulted in a weighted payout of 88.5%, based on two-equally weighted metrics of Cumulative Adjusted EBITDA and Relative TSR.

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Compensation Discussion & Analysis
Shareholder Value Creation
The performance of the Company’s stock has a material impact on the amount of compensation ultimately realized by our NEOs, aligning their interests with those of our shareholders.
As outlined in this chart, since the hiring of our CEO, Ms. Johnson, in November 2022, the Company created $1.7 billion in stockholder value. During her first three-years as CEO, Ms. Johnson’s realized pay, for 2023-2025, was $23.5 million, which is 1.37% of the stockholder value created during the same period.
CEO Realized Pay as a Percentage of Corresponding 3-Year Shareholder Value Creation (2023-2025)

1.37% CEO
Realized Pay
$1.7B
Stockholder
Value Creation
CEO

Section Four—HRCC Engagement and Compensation Governance
Role of Human Resources and Compensation Committee
Lumen’s ability to fulfill our purpose is dependent on the quality and capabilities of our people. Lumen’s highly competitive business requires attracting, developing, and retaining a motivated team that is inspired by leadership, engaged in meaningful work, motivated by career growth opportunities, and thriving in a culture where teamwork, trust, and transparency drive both individual and collective success.
As further described in “Board of Directors and Governance—Board Committees—Human Resources and Compensation Committee,” the HRCC, which is composed of solely of independent directors, is responsible for, among other things, the following:
•Determining and approving compensation and other benefits for our CEO, other officers subject to Section 16 of the Exchange Act, and officers that report directly to the CEO (i.e., the senior leadership team);
•Reviewing and approving the design and administration of the Company’s equity incentive and executive compensation programs and practices, which includes oversight of our share usage, burn rate, dilution, and overhang levels;
•Reviewing and recommending to the Board of Directors the compensation and benefits for our Board of Directors; and
•Overseeing the Board’s relationship with, and response to, stockholders on executive compensation matters.
Equity Grant Timing Practices
The HRCC generally approves annual equity awards under our LTI program during a meeting in the first quarter of each year. Consistent with recent years, in 2025 the awards were approved by the HRCC on February 19, 2025 following our release of earnings for 2025 on February 4, 2025, with the grant date for the LTI awards being March 1, 2025 and the award amounts based on the 15-day volume-weighted average closing price ending the day prior to the grant date. As described in this CD&A, the LTI program for our senior leadership team, including our NEOs, currently includes grants of time-based and performance-based restricted shares or RSUs. We have not granted stock options in several years. The HRCC does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Compensation Discussion & Analysis
Year-round Engagement Informs Compensation Design and Awards
The HRCC’s processes to review and approve our executive compensation programs are both cyclical and ongoing.

REVIEW CURRENT PERFORMANCE OBJECTIVES
•Quarterly review of year-to-date results and projected performance against objectives underlying outstanding awards to measure our projected payouts against targets and peers
•At-least annual review of realized and realizable pay and tally sheets for our senior leadership team

REVIEW MARKET TRENDS AND FEEDBACK
•At-least quarterly engagement with the HRCC’s independent compensation consultant
•Review compensation trends at peer companies and market influences
•Shareholder engagement in the spring and fall, more often if the opportunity arises, to gather feedback from shareholders regarding executive compensation matters and incentive design
CONSIDER IMPACT OF BOARD’S APPROVAL OF COMPANY STRATEGY •Annual Board meeting to set annual and long-term strategy •Board approval of annual budget and long-term plan
APPROVE CURRENT PERFORMANCE PAYOUTS AND SET PERFORMANCE OBJECTIVES FOR THE UPCOMING YEAR
•Year-end review of year-to-date results and performance against objectives underlying outstanding awards to calculate and approve our payouts against targets and peers
•Annually, the HRCC implements any program design changes to our performance objectives in light of business priorities, shareholder input, corporate governance trends, best practices, and regulatory developments
•Annually (generally in the first quarter), the HRCC approves performance objectives and rigorous targets for the upcoming year

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Compensation Discussion & Analysis
Role of CEO and Management
The HRCC regularly reviews the compensation programs for our senior leadership team, including our NEOs, as well as the wider group of participating employees, to ensure such programs achieve our compensation objectives, including aligning executive compensation with our strategies and shareholder interests. As part of this review, the HRCC closely monitors the compensation programs of, and pay levels of executives from, companies of similar size and complexity to gauge our compensation strategies against market practices and trends.
At least annually, generally in the first quarter of the year, the HRCC discusses its assessment of the performance of our CEO in executive session, reviews her compensation, including as compared to “market” pay levels, and approves any changes to her compensation. Similarly, for each other member of the senior leadership team, the HRCC discusses directly with our CEO, in executive session as appropriate, the CEO’s and HRCC’s assessment of his or her performance and the CEO’s recommendations regarding his or her compensation, including as compared to “market” pay levels and internal peers, and approves any changes to his or her compensation.
Role of Compensation Consultants
The HRCC engages an independent compensation consultant to assist in the design and review of our executive compensation programs, to determine whether the HRCC’s philosophy and practices are reasonable and compatible with prevailing practices and to provide guidance on specific compensation levels based on industry trends and practices.
Compensia Inc. (Compensia) began serving as the HRCC’s independent compensation consultant in December 2024 and during 2025 attended all of the HRCC’s meetings. Compensia supported the HRCC and management by providing external market data and advising on industry trends and best practices. Compensia advised and participated in the design and development of our 2025 executive compensation programs, and also supported the HRCC in developing the compensation packages for the incoming and outgoing members of our senior leadership team during 2025 and early 2026.
Compensia does not, and did not, provide any other services to the Company, and it neither has, nor has it had, a prior relationship with any of our NEOs. As required by SEC rules and NYSE listing standards, the HRCC assessed the independence for Compensia and concluded that its work has not raised any conflicts of interest.
Role of Peer Groups
In the second half of each year, with assistance from its independent consultant, the HRCC determines the peer groups to be used by Lumen for purposes of assessing the compensation for our senior officers (Compensation Peer Group) and our total shareholder return performance (TSR Peer Group), which informs our decisions regarding our executive pay programs and compensation decisions for the following year.
Compensation Peer Group
We believe that our Compensation Peer Group should reflect Lumen’s industry, organizational complexity, and market for management talent. However, we believe the list of direct peers is limited because few, if any, other communications companies are similarly sized and similarly configured in terms of their lines of business, markets, and customers.
Further, as we continue to evolve into a technology-focused networking company, our employee base, peer group, and compensation programs are also evolving. Although in the past we had considerable success in attracting and retaining talent with fiscally prudent, market-based pay packages, we now compete with software and other technology-focused companies for a more limited pool of leadership talent. As a result, the individuals in that limited candidate pool, who frequently have unique talents and expertise, are able to command much higher levels of compensation than what we have paid historically, making executive recruitment and retention more challenging.
To address these challenges, and described in greater detail below, the HRCC reviews and approves the list of companies that compose our Compensation Peer Group during a robust assessment process.

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Compensation Discussion & Analysis
Assessment Process
In August 2024 and 2025, the HRCC undertook the process below, with input from its then-independent consultant and Compensia, respectively. Our peer selection objective is to identify 15 to 20 companies that are reasonably comparable to Lumen in terms of industry and financial characteristics to provide both management and the Compensation Committee with pertinent compensation information to support compensation decision-making in the context of Lumen’s transformation.
•Industry Assessment: Our primary assessment focuses on companies in similar and adjacent industries that have a growth strategy similar to Lumen as it transitions away from its traditional telecom business to an enterprise technology business.
•Quantitative Assessment: Our secondary assessment further narrows our list of companies that are comparable in size based on 3 to 4 attributes: (i) revenue, (ii) market capitalization, (iii) enterprise value, and (iv) assets (for the August 2025 assessment process). However, given the volatility in our share price over the last few years (which is improving as we execute on our transformation), we placed greater weighting on revenue and assets, and less weighting on market capitalization and enterprise value for both our 2025 and 2026 Compensation Peer Groups.
•Qualitative Assessment: Recognizing that there are few, if any, direct peers comparable in size, the HRCC conducts a qualitative assessment of companies for potential inclusion. This assessment is informed by (i) companies initially identified through the industry and quantitative assessments but eliminated for various reasons, (ii) disclosed peers of our peer group, (iii) companies that disclose Lumen as their peer, and (iv) peer groups selected by proxy advisors.
Outcomes from Assessment Process
2025 Compensation Peer Group
Based on the results of the assessment process and input from HRCC’s then-independent consultant, the HRCC reviewed the 2024 Compensation Peer Group of 14 companies and, approved the removal of 3 companies (DISH Network, VMWare and Charter Communications, Inc.) and the addition of 3 companies (EchoStar Corporation, NetApp, Inc. and Frontier Communications), resulting in the 14 company 2025 Compensation Peer Group outlined below.
With respect to the 2025 Compensation Peer Group, as of July 2024, Lumen was positioned at the 66th percentile for revenue, 36th percentile of enterprise value and 2nd percentile for market capitalization.
2026 Compensation Peer Group
Our transition towards an enterprise- and technology-focused business is further accelerated, in terms of size and focus, following the sale of our consumer fiber-to-the-home business to AT&T in early 2026. The HRCC, in consultation with its independent consultant, took this into consideration during our assessment process completed in August 2025 and made substantive changes to our peer group by removing 7 companies that no longer align with our go-forward size or business focus (Cisco Systems, EchoStar Corporation, Frontier Communications, Liberty Global, Oracle Corp, QUALCOMM Inc. and T-Mobile) and adding 8 companies that are similarly sized and complement our go-forward business focus (Corning, Equinix, Gen Digital, Keysight Technologies, Kyndryl Holdings, MongoDB, Okta and Zebra Technologies), resulting in the 15 company 2026 Compensation Peer Group outlined below.
With respect to the 2026 Compensation Peer Group, as of August 2025, Lumen was positioned at the 47th percentile for revenue, 11th percentile of enterprise value, minimal percentile for market capitalization, and 50th percentile of assets.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis

GICS SUB-INDUSTRY	COMPENSATION PEER GROUP
	2025 (n=14)	2026 (n=15)

Alternative Carriers	•Liberty Global Ltd.

Cable and Satellite	•EchoStar Corp.

Integrated Telecommunications Services	•Frontier Communications Parent, Inc.

Semiconductors	•QUALCOMM Inc.

Wireless Telecommunication Services	•T-Mobile US, Inc.

Communications Equipment	•Cisco Systems, Inc.	•Motorola Solutions, Inc.

Systems Software	•Oracle Corp		•Gen Digital, Inc.

Technology Hardware, Storage		•Hewlett Packard Enterprise •NetApp •Seagate Technology plc •Western Digital Corp

IT Consulting and Other Services		•Cognizant Technology Solutions Corp •DXC Technology Corp	•Kyndryl Holdings, Inc.

Data Center REITs			•Equinix

Electronic Components			•Corning, Inc.

Electronic Equipment and Instruments			•Keysight Technologies •Zebra Technologies Corp

Internet Services and Infrastructure			•MongoDB, Inc. •Okta, Inc.

Factors Used in Determining Executive Compensation
The HRCC’s independent compensation consultant calculates the 25th, 50th, and 75th percentiles for our senior officer positions using compensation data publicly disclosed by members of the Compensation Peer Group, generally for our CEO and CFO, and, for executive positions with no publicly-disclosed compensation data, compensation survey data for companies in the telecommunications, technology, and general industries that are generally similar to us in size, collectively the respective “market data” for each of our senior officers.
While the HRCC reviews the market data in determining compensation for our senior officers, it does not specifically target a certain percentile of the market for overall compensation or for any particular element of compensation. Instead, it considers the overall range of the market data and the following factors to inform its executive compensation decisions. The weight given to each factor may differ among our senior officer positions and each component of pay, and is subject to the HRCC’s sole discretion.

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Compensation Discussion & Analysis
•The need to attract and retain talent in a highly competitive industry
•Internal pay equity relative to similarly situated senior officers
•Our CEO’s recommendations for the other senior officers, including each senior officers’ performance, capabilities, and contributions
•Each senior officer’s past performance and anticipated future contributions
•The scope and complexity of the department(s) or function(s) the senior officer manages
•Each senior officers’s unvested equity
•The desire for simplicity of the overall program and transparency of the performance metrics
•Shareholder feedback regarding our executive pay
•Our philosophy that a senior officers’ total compensation opportunity and percentage of at-risk pay should increase with responsibility
•Our financial performance and forecasted results, as well as our prior financial performance and resulting impact on our executives’ compensation
•Changes in the scale and complexity of our business
•The total compensation cost and stockholder dilution, including from executive compensation, to maintain a responsible cost structure for our compensation programs
•Our HRCC’s independent judgment
For more information see “Section Five—Compensation, Design, Awards and Payouts for 2025” above.
TSR Benchmark and Peer Group
We separately maintain a TSR Benchmark for purposes of measuring our relative stock price performance, which impacts payouts under our LTI grants. As discussed above, our Compensation Peer Group is somewhat constrained by the number of companies based on revenue, enterprise value, and market capitalization. However, our TSR Benchmark is composed of a broader universe of companies we believe investors are considering when evaluating whether to invest in Lumen or our industry because profiles of investment opportunity and risk are likely to be more important to an investor than company size.
As described in greater detail below, in November 2025, the HRCC completed an overall assessment of our LTI program and found that it remained generally aligned with compensation objectives, market norms, and investor expectations. However, the use of a custom peer group—particularly the TSR peer group from our 2025 LTI grants—was not aligned with the ongoing transformation of Lumen and the strategic direction of the Company. Taking that into consideration, the HRCC approved a change to the S&P 1500 Index as the benchmark for TSR awards beginning in 2026.
Assessment Process
In November 2024, in preparation for the 2025 LTI grant, the HRCC’s then-independent compensation consultant collaborated with management as part of an evaluation process to identify and assess relevant public companies to determine our TSR Peer Group, with the desired result of at least 15 to 20 peer companies, as follows:
•Industry Assessment: Our primary assessment focuses on companies with similar and adjacent industries within our GICS industry and sub-industry and that have similar business and risk profiles as ours.
•Quantitative Assessment: Our secondary assessment further narrows our list of companies based on a historical stock price correlation (including TSR and Beta and impacts of macroeconomic factors that would impact all companies similarly) between Lumen and a potential peer universe based on the industry assessment results.
•Qualitative Assessment: Recognizing that there are few, if any, direct peers that are going through as significant transformation as Lumen is, the HRCC conducts a qualitative assessment of companies for potential inclusion. This assessment is informed by (i) disclosed peers of our peer group, (ii) companies that disclose Lumen as their peer, and (iii) peer groups selected by proxy advisors.
In November 2025, in preparation for the 2026 LTI grant and in the context of our ongoing digital transformation and increased grounding in technology sector comparables, the HRCC’s independent compensation consultant collaborated with management to complete a robust evaluation of our overall
LTI program design, including relative TSR weighting, key design features, and peer group data for measurement of TSR performance.

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Compensation Discussion & Analysis
Outcomes from Assessment Process
2025 TSR Peer Group
Based on the results of the assessment process and input from HRCC’s then-independent consultant, the HRCC reviewed the 2024 TSR Peer Group of 14 companies and approved its use without change for our 2025 TSR Peer Group.
2026 TSR Benchmark
Based on the results of the robust evaluation, the HRCC determined our LTI program design is aligned with the majority of our peers, specifically, (i) relative TSR as a weighted metric in addition to one other metric, (ii) 3-year cliff vesting, and (iii) performance and payout range levels. However, from a market comparison approach, our LTI program is not aligned with our peers. Only 3 peers measure TSR performance against a custom peer group; whereas, the majority of our peers measure TSR performance against a broad industry index.
Following a robust discussion with the HRCC’s independent consultant and management, the HRCC approved to change our TSR benchmark from a custom peer group to the S&P 1500 Index for our 2026 LTI grants.

2025 TSR Peer Group (n=14)

•AT&T, Inc. •Cable One, Inc. •Charter Communications, Inc. •CISCO Systems Inc. •Cogent Communications Holdings, Inc. •Comcast Corp •Consolidated Communications	•EchoStar Corp •Frontier Communications •Liberty Global, PLC •Motorola Solutions, Inc. •Telephone & Data Systems, Inc. •Verizon Communications Inc. •Viasat, Inc.

2026 TSR Benchmark

•S&P 1500 Index

Stock Ownership Guidelines
Under our current stock ownership guidelines, our executive officers are required to beneficially own Lumen stock in market value equal to a multiple of their annual salary, as outlined in the table below, and each outside director must beneficially own Lumen stock equal in market value to five times the annual cash retainer payable to outside directors.
Stock Ownership Guidelines

Party	Guideline	Value(1)(2)
CEO	6X Base Salary	$8,190,000
Other Current NEOs	3X Base Salary	$2,437,500
Outside Directors	5X Annual Cash Retainer	$500,000
(1)Value for CEO is based on Ms. Johnson’s annual salary as of December 31, 2025.
(2)Value reflected in the table for our other Current NEOs is based on the average annual salary for such officers as of December 31, 2025. Each officer’s target, however, is based on his or her individual base salary.
Each executive officer and outside director has three and five years, respectively, to attain these targets. For any year during which an executive or outside director does not meet his or her ownership target, the executive or director is required to hold 65% of any Lumen stock that he or she acquires through our equity compensation programs (other than any shares we sell to pay related taxes).
As of March 23, 2026, of our 12 then-current NEOs and outside directors, 9(1) were in compliance and 3(2) were within his or her five year compliance window.
(1)Messrs. Allen, Chilton, Glenn, Hacker, Jones and Stansbury and Messes. Béjar, Johnson and Linear were in compliance.
(2)Mr. Capossela joined our Board on October 29, 2024 and has until October 29, 2029 to comply with these guidelines. Ms. Goldberg and Mr. McMillan joined our Board on May 13, 2025 and both have until May 13, 2030 to comply with these guidelines.

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Compensation Discussion & Analysis
Section Five—Compensation Design, Awards, and Payouts for 2025
Our Pay Elements
The three core elements of our executive compensation program—which generally comprise our NEOs’ total direct compensation—are base salary, annual STI bonus opportunity (typically paid in cash), and annual LTI grants (typically granted in equity). Each element is described below, including the performance metrics selected for our 2025 incentive programs.

CEO	Element and Description	2025 Design Changes	2025 Performance Objectives Aligned with Strategy
Base Salary	Base Salary As with most companies, base salary is annual fixed cash compensation that provides competitively set and stable income to our executives.
Short-Term Incentive Bonus
STI Program
STI bonus is annual variable cash compensation based on the achievement of annual performance measures.
Alignment to Compensation Philosophy
STI provides competitive short-term incentive opportunities for our executives to earn annual bonuses, typically paid in cash, based on performance objectives that, if attained, can reasonably be expected to (1) promote our business and strategic objectives and (2) correspond to those paid to similarly situated and comparably-skilled executives at peer companies. The HRCC retains discretionary authority over determining any and all amounts to be paid under the STI plan.

Reduced the weighting for our revenue metric by 10% and replaced our customer experience metric with core priorities (increasing its weighting to 25%) to align with our strategy and transformation, described in further detail in this section under “—2025 Short-Term Incentive Program.”

Adjusted EBITDA measures the operational performance and profitability of our businesses and is commonly used by industry investors to evaluate our total enterprise value. (50%)
Revenue generation is critical to our goal of transitioning to growth. (25%)
Core Priorities are comprised of goals and objectives critical to our transformation. (25%)
A positive or negative adjustment for individual performance based on “line of sight” for their specific areas of responsibility and individual objectives. Any positive adjustments for an NEO’s individual performance are capped at 20% of the STI amount otherwise payable based on Company performance. (Individual Performance modifier)

Long-Term Incentive Compensation
LTI Program
LTI provides variable compensation historically awarded annually solely in equity that vests over three years from the date of grant, with at least 60% of the award for our senior leaders based on the level of achievement of pre-established performance measures for a three-year period.
Alignment to Compensation Philosophy
LTI fosters a culture of ownership, aligns the long-term interests of our executives with our shareholders, and helps to retain executives through stock price growth and the creation of long-term value.
Our performance-based awards are dependent upon our performance measured against key business objectives over a three-year period, further strengthening the alignment between executive pay, Company performance and shareholder value creation. The amount of LTI compensation that is ultimately realized depends on how successfully we execute our strategic goals and our overall stock performance.
Returned to 100% equity for our 2025 annual LTI awards
Time-Vested Restricted Shares (TBRS-40%) are intended to align our executives and shareholders interests by focusing on the long-term value of our Common Shares.
Performance-Based Restricted Shares (PBRS-60%) are comprised of two-equally weighted metrics:
(1) Cumulative Free Cash Flow measures our ability reinvest in the business, strengthen the balance sheet, and return capital to shareholders over a three-year period. (30%)
(2) Relative Total Shareholder Return or rTSR rewards achievement of stock price growth relative to an external benchmark over a three-year period and further strengthens the alignment of executive and shareholder interests. (30%)

For a discussion of how the HRCC allocates compensation among these three key components, see “Section Three—Pay and Performance Alignment.”

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Compensation Discussion & Analysis
Primary Performance Measure
As noted in our discussion of STI metrics below, in light of the systemic revenue decline for our high-margin, legacy voice and copper wireline services, we annually adjust our cost structure, requiring a disciplined focus on Adjusted EBITDA and margins. The HRCC elected to continue the use of Adjusted EBITDA as our primary performance measure for our 2025 STI awards, which incentivizes our senior officers to focus on both cost savings and profitable revenue growth on an annual basis, consistent with our publicly-disseminated outlook.
In 2025, the HRCC elected to continue the use of Cumulative Free Cash Flow as the primary performance measure for our LTI awards, which incentivizes our senior officers to focus on our ability to fund our long-term growth while investing in our future and meeting our debt obligations.
Target Compensation
As noted previously, the three key elements of our executive compensation program are base salary, STI bonus opportunity, and LTI awards (60% of which were PBRS in 2025). The HRCC establishes target compensation levels for each of our senior officers on each of these three elements, reviewing the pay mix and pay levels at least annually.
On an annual basis, we review the competitive market analyses of the total direct compensation for our NEOs and other senior officers, taking into consideration all relevant factors, including (1) the need to attract, retain, and motivate employees with essential expertise and skill, (2) internal equity for employees who make similar contributions and have comparable skill sets and expertise, and (3) individual performance.
A summary of compensation changes during 2025 and the total target compensation opportunities, as of December 31, 2025, for our NEOs are below:

Kate Johnson President and Chief Executive Officer
2025 Total Target Compensation of $20,018,000
•Ms. Johnson received a 5% increase to her base salary from $1,300,000 to $1,365,000) and an increase to her LTI target opportunity from $14,250,000 to $15,650,000 effective March 1, 2025.
•No changes were made to her STI target of 220%.

Chris D. Stansbury Executive Vice President, Chief Financial Officer
2025 Total Target Compensation of $8,125,000
•Mr. Stansbury received an increase to his STI target from 125% to 150% and an increase to his LTI target opportunity from $5,500,000 to $6,000,000 effective March 1, 2025.
•On March 1, 2025, the HRCC approved a special equity award for Mr. Stansbury with a target grant value of $3,000,000.
•No changes were made to his base salary.

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Mark Hacker Executive Vice President, Chief Legal Officer and Public Sector
2025 Total Target Compensation of $4,850,000
•Mr. Hacker received a 3% increase to his base salary from $750,000 to $775,000 effective October 15, 2025 and an increase to his LTI target opportunity from $2,700,000 to $3,300,000, effective for his 2026 annual LTI award. Both increases were in connection with his expanded responsibilities in late 2025, to include our Public Sector business in addition to his General Counsel and Public Policy functions.
•No changes were made to his STI target of 100%.

David Ward Former Executive Vice President, Chief Technology and Product Officer
2025 Total Target Compensation of $5,000,000
•Mr. Ward received a 3% increase to his base salary from $750,000 to $775,000 and an increase to his LTI target opportunity from $3,250,000 to $3,450,000, effective March 1, 2025.
•No changes were made to his STI target of 100%.

Ashley Haynes-Gaspar Former Executive Vice President, Chief Revenue Officer	2025 Total Target Compensation of $3,650,000 •Ms. Haynes-Gaspar received a base salary increase of 4% from $625,000 to $650,000 effective March 1, 2025. •No changes were made to her STI or LTI target.
For more information on how we determined specific pay levels in 2025, see further discussion in ”—Base Salary”, “—2025 Short-Term Incentive Program,” and “—2025 Long-Term Incentive Compensation” below in this section and in “Section Four—HRCC Engagement and Compensation Governance—Role of Peer Companies—Compensation Peer Group.” Each of these elements is discussed in greater detail below.
For information on the target pay levels of our Former NEOs, see discussion in “—Compensation Arrangements Related to Leadership Transition.”

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Compensation Discussion & Analysis
Base Salary
Early each year, the HRCC takes a number of steps in connection with setting annual base salaries, including the review of: (1) compensation tally sheets; (2) competitive range for similar positions at the companies in our compensation peer group and/or market survey data; (3) each senior officer’s pay and performance relative to other senior officers; (4) the scope and complexity of the officer’s role; (5) the officer’s experience and proficiency and the criticality of the skill set needed to execute the officer’s role; and (6) when the officer last received a pay increase.
In February 2025, as a result of the review and consideration of the above factors, Messes. Johnson and Haynes-Gaspar and Mr. Ward received salary increases of 5%, 4% and 3%, respectively, effective March 1, 2025, as set forth in the table below, and the base salaries for our other NEOs employed at the time were left unchanged.
As described in greater detail in “Compensation Arrangements Related to Leadership Transition” in this section, Mr. Hacker’s base salary was established upon his hiring through arms-length negotiations taking into account his respective qualifications and experience, data on comparable market level compensation, and internal equity. In connection with his expanded responsibilities to include Public Sector business, EVP, Chief Legal Officer and Public Sector, the HRCC approved an increase of 3% for Mr. Hacker’s base salary effective October 15, 2025.

NEO	Beginning Annual Base Salary(1)	Annual Base Salary as of December 31, 2025	% Increase
Current EOs
Ms. Johnson	$1,300,000	$1,365,000	5%
Mr. Stansbury	850,000	850,000	-
Mr. Hacker	750,000	775,000	3%
Former EOs
Ms. Haynes-Gaspar	625,019	650,000	4%
Mr. Ward	750,000	775,000	3%
(1)The beginning base salary for Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Ward are as of January 1, 2025. The beginning base salary for Mr. Hacker are as of his hire date as described further below.
For more information on how we determined specific pay levels in 2025, see further discussion under the heading “Section Four—HRCC Engagement and Compensation Governance—Role of Peer Companies—Compensation Peer Group..”
2025 Short-Term Incentive Program
As described below, the 2025 STI program incorporates three components in determining the calculated STI bonus amount (payout) for our NEOs: (1) target bonus opportunity; (2) company performance funding; and (3) individual performance modifier. The 2025 STI program applies not only to our senior leadership team, which includes the NEOs, but also to approximately 17,000 employees of our Company.

TARGET BONUS OPPORTUNITY	×	COMPANY PERFORMANCE FUNDING	×	INDIVIDUAL PERFORMANCE MODIFIER	=	STI Bonus Amount

(Base Salary x STI Target Bonus %)		(0% to 200%)		(0% to 120% for NEOs)		(capped at 2x target opportunity)

Notwithstanding Company performance, the bonus otherwise payable to any NEO, including any of our employees, may be eliminated based on his or her individual performance.

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Compensation Discussion & Analysis
2025 STI Target Bonus Opportunity
As noted above, 2025 STI target bonus opportunities were equal to the product of an employee’s (1) earned base salary for 2025 and (2) his or her STI target bonus percentage, with any mid-year adjustments resulting in a blended percentage based on the target bonus percentages before and after the adjustment.
The 2025 STI target opportunities for our NEOs are set forth in the table below. As reflected in that table, following the annual review and consideration of competitive range for similar positions at the companies in our compensation peer group and/or market survey data at its first quarter meeting, the HRCC increased the STI target bonus percentage for Mr. Stansbury to 150% and left the STI target opportunities unchanged for the other NEOs then employed.

NEO	Beginning STI Target Percentage(1)	STI Target Percentage as of December 31, 2025	% Increase
Current EOs
Ms. Johnson(2)	220%	220%	—
Mr. Stansbury	125%	150%	+25%
Mr. Hacker	100%	100%	—
Former EOs
Mr. Ward	100%	100%	—
Ms. Haynes-Gaspar	100%	100%	—
(1)The beginning STI target opportunities for Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Ward reflect their respective targets for 2024. The beginning STI target opportunities for Mr. Hacker is as of his hire date, as described further below.
(2)Effective March 1, 2025, the HRCC increased the STI target opportunity for Mr. Stansbury to 150% in recognition of his performance as CFO and to align with his external peers.
For more information on how we determined specific pay levels in 2025, see further discussion under the heading “Section Four—HRCC Engagement and Compensation Governance—Role of Peer Companies—Compensation Peer Group.”
2025 STI Metrics and Results
For 2025, the HRCC, after consultation with our CEO and its independent compensation consultant, left unchanged the weighting for our Adjusted EBITDA metric, reduced the weighting of our revenue metric, and introduced a new core priorities scorecard, replacing customer experience as a metric, to better align with our strategy and transformation objectives.
1) Company Performance

■	Adjusted EBITDA Measures the operational performance and profitability of our businesses

■	Revenue Generation of Revenue is critical to our goal of transitioning for growth

■	Core Priorities Measures our performance against internal goals and objectives for five core priorities that are critical to our transformation

The performance and results of our 2025 STI program are described in detail below.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
For more information see “Section Two—Compensation Philosophy and Oversight,” “—Goal Setting Process and Incentive Program Guidelines.”
For additional information on Lumen and our recent performance, see “Item 7. Management’s Discussion and Analysis of the Financial Condition and Results of Operations” included in Appendix B.
Financial Metrics
2025 Target Goals
In February 2025, based on the information available at the time, the HRCC approved the 2025 STI program metrics and set “threshold,” “target” and “maximum” target goals for each financial metric, as set forth below.
We set targets for Adjusted EBITDA and Revenue based on our external guidance and annual budget, respectively, and at levels below prior year results, influenced based on a variety of factors, which include:
•continued decline in demand for legacy services with higher margins,
•increased costs to execute on our Private Connectivity Fabric (PCF) commitments,
•significant debt maturity payments, and
•to ensure the 2025 STI program could effectively incentivize and reward our senior officers.
Calculation of Achieved Payout
The achieved payout percentage is calculated for each financial metric under our STI program, based on a corresponding payout scale approved by the HRCC in the first quarter of the plan year. If the threshold performance level with respect to any particular financial metric is not attained, the bonus payable to the participating officer with respect to that portion of his or her targeted bonus opportunity will be calculated as zero. If threshold performance is met, but below target level performance, on any particular metric, each participating officer will earn a reduced portion of his or her target bonus amount for that portion of the award. If the maximum performance level with respect to any particular metric is met or exceeded, each participating officer will earn up to a maximum of 200% of his or her target bonus amount for that portion of the award. Measurement of the attainment of any particular metric is interpolated if actual performance is between (1) the “threshold” and the “target” performance levels or (2) the “target” and the “maximum” performance levels.

Metric: Adjusted EBITDA (weighted 50%)
Adjusted EBITDA remained our most heavily-weighted STI financial performance objective, at 50%, for 2025. We believe this metric is aligned with our shareholders’ best interests and our corporate strategy of pursuing profitable growth. As described elsewhere herein, in light of the systemic revenue decline for our higher-margin legacy services, we continuously need to adjust our cost structure—requiring a disciplined focus on Adjusted EBITDA and margins.
We achieved Adjusted EBITDA results of $3,419 million, which exceeded of our 2025 Target goal, achieving 136.2% payout.

	Target Amount of Adjusted EBITDA(1)	Payout as a % of Target Award	Results(2)
Maximum	≥ $3,630 million	200%	$3,419 million	ACHIEVED PAYOUT OF 136.2%
Target	$3,300 million	100%
Threshold	$2,970million	50%
Below Threshold	< $2,970million	0%
(1)The HRCC approved the Adjusted EBITDA targets in February 2025, consistent with our external guidance of $3.2 to $3.4 billion.
(2)For additional information on Lumen and our recent performance, see “Section One—Executive Summary—Business Highlights” in this CD&A and “Item 7. Management’s Discussion and Analysis of the Financial Condition and Results of Operations” included in Appendix B.

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Compensation Discussion & Analysis

Metric: Revenue (Weighted 25%)
The generation of revenue is critical to our goal of increasing revenue from our growth products in amounts sufficient to offset our continuing and systemic legacy revenue losses. Revenue is weighted at 25% for our 2025 STI plan (reduced from 35% weighting in our 2024 STI plan). The HRCC believes our senior officers were appropriately incentivized to achieve profitable revenue growth, since the majority of our 2025 STI is based on Adjusted EBITDA.
We achieved Revenue results of $12,458 million, which exceeded of our 2025 Target goal, achieving 113.1% payout.

	Target Amount of Revenue(1)	Payout as a % of Target Award	Results(2)
Maximum	≥ $13,526 million	200%	$12,458 million	ACHIEVED PAYOUT OF 113.1%
Target	$12,296 million	100%
Threshold	$11,066 million	50%
Below Threshold	< $11,066 million	0%
(1)The HRCC approved the Revenue targets in February 2025, consistent with our annual budget.
(2)For additional information on Lumen and our recent performance, see “Section One—Executive Summary—Business Highlights” in this CD&A and “Item 7. Management’s Discussion and Analysis of the Financial Condition and Results of Operations” included in Appendix B.
Qualitative Metrics
The three priorities regularly discussed in our earnings release, and “Section One—Executive Summary—Business Highlights”, have been expanded internally into five core priorities, weighted 25% of our 2025 STI, that we believe will position us for stability and growth.
2025 Core Priority Objectives
In February 2025, the HRCC, in connection with our CEO and senior leadership team, established 3 to 4 key performance indicators (KPIs), as described below, for each of the five core priorities that track to the Company’s long-term strategic growth and transformation priorities. In May 2025, the HRCC approved annual targets for the KPIs, which were operationalized into quarterly goals and reviewed in monthly business reviews.
Nearly 17,000 employees are eligible to participate in our 2025 STI program (representing 70% of the total employee population) and have goals aligning their individual responsibilities with these five core priorities. We are confident that these goals will keep us on the path towards stability and growth, while positioning us as the trusted network for AI.
Qualitative Performance Assessment
At the end of the plan year, the CEO provides a formal report on progress against the annual KPI targets, and each of the five priorities will be scored on a scale of 1 to 5 (described below), which is informed by achievement against the goals for each of the KPIs.
The scores for each of the five core priorities are averaged for an overall score that would result in a payout based on the table below, interpolated if the actual is between scores and payout percentage listed below.

Score	Payout %	Performance Level Attainment
5	200%	Ahead of 2025 targets and significant potential to further exceed transformation goal
4	150%	Ahead of 2025 targets and no concerns about ability to reach transformation goal
3	100%	On track for 2025 targets
2	50%	Off-track for 2025 targets, but a plan to recover
1	0%	Off-track for 2025 targets, no plan to recover missed impact

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis

Metric: Core Priorities (Weighted 25%)

Core Priority	Key Performance Indicators	Results	Performance Score

Build the Backbone for the AI Economy	Dark fiber revenue	Met target	4

	Progress and cost control against Earned Value Management	Exceeded target

	In-Line Amplifier sites	Exceeded target

Cloudify Telecom with Lumen Digital	Customer adoption target	Strong customer adoption rate, but fell short of aggressive target	4

	Number of sold ports and services	Exceeded target

Bend the Curve on Customer Success Execution	Budgeted year-over-year revenue decline	Exceeded target	3

	Budgeted stand-alone disconnects	Slightly missed target

	Budgeted contract renewals	Exceeded target

Modernize and Simplify Lumen	Annualized exit Adjusted EBITDA run-rate	Exceeded target	5

	Number of facility site exits	Met target

	Number of voice switches decommissioned	Exceeded target

Execute the Plan in Mass Markets	Adjusted EBITDA target	Exceeded target	5

	Revenue from fiber broadband	Slightly missed target

	Number of fiber broadband subscriber net gains	Slightly missed target

	Transactional NPS score	Exceeded target

Average performance score of 4.2			ACHIEVED PAYOUT OF 160.0%

We have excluded specific disclosure of the targets above, because no single KPI was material to the short term incentive paid to our NEOs and, in the cases of measures that are not otherwise publicly disclosed, would result in competitive harm if disclosed. Each KPI was set at a level the HRCC determined would be difficult to achieve and would not be achieved with average or below average performance.
In February 2026, the HRCC determined that we meaningfully delivered on each of our core priorities, for an overall average score of 4.2 and therefore approved funding our 2025 core priorities at 160.0%.
2025 Company Performance Funding
Management (on a monthly basis) and the HRCC (on a quarterly basis) reviewed the projected performance against financial targets and goals for our five core priorities to measure our projected payouts against the applicable targets and goals.
In February 2026, the HRCC approved the calculated Company performance funding of 136.4% for our 2025 STI program, based on their review of (i) the audited results of the Company’s performance as compared to the financial targets established in February 2025 and, as described in greater detail in this section, determined and approved certain adjustments for our financial results in accordance with our guidelines, and (ii) the qualitative performance against the goals detailed below, all of which was confirmed by our internal auditors.

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Compensation Discussion & Analysis
2) Individual Performance Modifier
As contemplated by the STI plan and our Incentive Program Guidelines, the HRCC reserves the right to increase or decrease the STI bonus payout level based on its qualitative assessments for each senior officer’s performance against certain specific objectives and benchmarks, as well as overall Company and individual performance during the year. The HRCC may eliminate the STI bonus otherwise payable to any of our executives based on his or her individual performance, any upward adjustment for an NEO based on his or her individual performance is capped at 20% (i.e., 120% of Company performance funding), and in no event can an executive receive more than twice his or her target bonus opportunity.
Given the importance of our NEOs in making and putting into operation decisions that set the Company up for future success, for 2025, the HRCC assessed each NEO’s individual performance against the following four key objectives:
•Financial—relevant financial objectives based on the individual’s role;
•Strategic—goals vary based on each individual and cover areas such as customer obsession, innovation, and investing for growth;
•Operations—goals vary based on each individual and cover areas such as building a reliable execution engine and radically simplifying our Company; and
•Organization—goals vary based on each individual and cover areas such as culture and talent retention and development.
Given each NEO’s performance and leadership accomplishments and the resulting above target performance against our 2025 financial targets and core priority objectives, the HRCC approved the following Individual Performance Modifiers for each of our NEOs.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis

NEO	Individual Performance Scorecard	Individual Performance Modifier

Current NEOs

Ms. Johnson
In 2025, under Ms. Johnson’s leadership, we made bold and significant progress on Lumen’s transformation to a digital network services company.
•Delivered revenue and Adjusted EBITDA results above target while leading a full-scale enterprise transformation - increasing operating discipline, strengthening execution rigor, and positioning Lumen for durable growth.
•Executed significant value creating strategic actions, including the $5.75B divestiture of the Fiber-to-the-Home (FTTH) business (which closed in February 2026) and debt refinancing initiatives (extended maturities, reduced interest expense, and positioned Lumen at the high end of our Adjusted EBITDA guidance) materially improving the company’s balance sheet, liquidity, and financial flexibility.
•Elevated the Company’s external positioning and credibility, establishing Lumen as a trusted leader in AI enabled network infrastructure and driving significantly increased confidence among customers, partners, analysts, and investors.
•Embedded a “play-to-win” culture across Lumen, with strong employee adoption and feedback.
		120%

Mr. Stansbury
Under Mr. Stansbury’s leadership, during 2025, we achieved a step-change in our financial position.
•Drove disciplined stewardship and integrated planning that provided clarity, agility, and confidence as we closed out 2025, delivering both revenue and Adjusted EBITDA results above target.
•Led the sale of Fiber-to-the-Home (FTTH) Business, announced in May 2025, to AT&T for $5.75 billion in cash – a transaction that materially reduced our debt and unlocked new financial flexibility following its closing in February 2026.
•Executed on strategic debt refinancing initiatives, including extending maturities, reducing interest expense, and positioning Lumen at the high end of our Adjusted EBITDA guidance for the year.
		115%

Mr. Hacker	Mr. Hacker joined Lumen in May 2025 as our Executive Vice President and Chief Legal Officer, and we expanded his scope to include Public Sector in October 2025. •Partnered with the CEO, executive leadership team, and our Board to advance disciplined decision making and effective oversight. •Built leadership capabilities and organizational stability in our Legal, Public Policy, and Public Sector groups, supporting effective execution and talent retention. •Strengthened governance and compliance postures that aligned to our Board’s priorities and long-term stockholder interests.	105%

Former NEOs

Mr. Ward
During 2025, Mr. Ward helped to accelerate Lumen’s transformation into a digital enterprise.
•Modernized our technology stack, consolidated legacy systems, and deployed cloud-native platforms, which unlocked new levels of agility, scalability, and operational efficiency.
•Delivered multiple major market innovations in Network, Digital Platform, and Services.
•Drove our innovation portfolio which is enabling the transformation of Lumen’s physical network into a programmable, software-defined platform. Lumen is redefining what it means to be a modern telecom – cloud-powered, AI-enabled, and relentlessly focused on customer outcomes.
		100%

102

Compensation Discussion & Analysis

NEO	Individual Performance Scorecard	Individual Performance Modifier

Ms. Haynes-Gaspar	Ms. Haynes-Gaspar led the Acceleration and Growth Team during 2025. •Delivered 2025 revenue and Adjusted EBITDA results above target. •Continued to upskill talent and develop a top performing Sales leadership team. •Turned our Connected Ecosystem vision into a reality by building commercial solutions with partners that drive revenue growth and shorten sales cycles.	90%

2025 STI Payouts
The HRCC approved each NEO’s STI bonus as summarized in the table below.
2025 STI Bonus Amounts

NEO	STI Target Bonus Opportunity(1)		Company Performance Funding(2)		Individual Performance Modifier(3)		Calculated STI Bonus Amount
Current EOs
Ms. Johnson	$2,979,891	X	136.4%	X	120%	=	$4,877,486
Mr. Stansbury	$1,240,660	X	136.4%	X	115%	=	$1,946,099
Mr. Hacker	$486,167	X	136.4%	X	105%	=	$696,289
Former EOs
Mr. Ward	$770,960	X	136.4%	X	100%	=	$1,051,589
Ms. Haynes-Gaspar	$645,963	X	136.4%	X	90%	=	$792,984

(1)Reflects the product of the salary the executive earned during 2025 (and, as such, reflect the fact that Mr. Hacker was employed for less than the full year) and his or her STI target bonus percentage for 2025 (adjusted, for Mr. Stansbury, to reflect his mid-year increase). See “—Target Compensation” above.
(2)Calculated and adjusted as discussed in “—Company Performance” above.
(3)See “—Individual Performance Modifier” above.
2025 Long-Term Incentive Compensation
Each year the HRCC approves long-term incentive compensation awards for our senior leadership team, including the NEOs, and oversees the governance for LTI awards, approved by our CEO, for the approximately 1,160 employees in the upper management of our Company that are eligible for annual LTI awards.
2025 LTI Program
The HRCC believes the structure of our long-term incentive compensation reinforces our performance culture, encourages value creation for our shareholders, and promotes retention through multi-year vesting.
Design and Metrics
In March 2025, the HRCC approved the 2025 annual LTI grants for our senior leadership, returning to 100% equity, maintaining the mix of 40% time- and 60% performance-based awards and two equally-based metrics of Cumulative Free Cash Flow and Relative TSR.
The 2025 metrics approved by the HRCC in February 2025 were consistent to those used in 2024 and, as described further below, align with our corporate strategy and are designed to strike the right balance between performance incentives and long-term shareholder interests.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
2025 LTI Program Metrics and Weightings

■
Time-Based Restricted Shares (TBRS)
Maintained 40% time-based restricted stock that rewards the creation of incremental shareholder value over a long-term period and serves as a retention lever, through graded vesting over three years.

■	Performance-Based Restricted Shares (PBRS)

Maintained 60% performance-based portion that returned to equity from performance-based long-term cash,(1) rewarding performance achievement (between 0-200%) based on two equally-weighted metrics, described in detail below, measured over a cumulative three-year period.

	■	Relative TSR
	■	Cumulative Free Cash Flow

(1)As disclosed in our 2025 proxy statement, the performance-based portion (weighted 60%) of our 2024 annual LTI awards was granted in cash due to our low stock price and limited share pool at the time.
Following the end of the three-year performance period from January 1, 2025 to December 31, 2027, the number of shares vesting under the PBRS granted in 2025 will be calculated by: (1) determining achievement of Lumen’s TSR performance relative to our TSR Peer Group; and (2) determining achievement of the three-year Cumulative Free Cash Flow target, each of which is described further below. Each metric is calculated independently with the ultimate payout ranging between zero to 200% of the target shares granted. Any amount earned under the PBRS for our current NEOs generally will vest in full on March 1, 2028, subject to the holder’s continued employment through that date.
For more information see “Section Two—Compensation Philosophy and Principles.”
Relative TSR
The HRCC believes a relative metric is an important design element for our LTI program. Relative TSR is a measure of performance against a relevant external benchmark. In 2025, that benchmark was a custom peer group. Beginning in 2026, that benchmark will be a broad market index, aligning with our transformation and go-forward business strategy.
Our Relative TSR performance shares are measured on our percentile rank versus the other 14 companies in our TSR peer group over the three-year period, which could result in a payout of zero to 200% of this component of the target award. However, if Lumen’s TSR is negative over the three-year period, the payout cannot exceed target—regardless of our TSR performance relative to our peers. We believe this cap better aligns the LTI payout with the interests of our shareholders.
With the aid of its compensation consultant, the HRCC set a TSR peer group that is focused principally on broader universe of companies that we believe investors are considering when they decide whether to invest in us or our industry. As a result, our TSR peer group listed below is comprised of telecommunications, cable, and other communications companies that are generally comparable to us in terms of size, markets, and operations. For more information regarding the determination of our TSR peer group, see “Section Four—HRCC Engagement and Compensation Governance—Role of Peer Companies—TSR Peer Group” below.

TSR Peer Group
AT&T, Inc.	Comcast Corporation	Motorola Solutions, Inc.
Cable One, Inc.	Consolidated Communications	Telephone & Data Systems Inc.
Charter Communications	EchoStar Corporation	Verizon Communications Inc.
CISCO Systems Inc.	Frontier Communications Parent, Inc.	Viasat, Inc.
Cogent Communications Holdings, Inc.	Liberty Global plc

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Compensation Discussion & Analysis
The table below outlines the targets and payout curves for the relative TSR, one of our equally-weighted metrics, of our 2025 PBRS.

Performance Level Attainment	Relative TSR(1) (50% Weighting)
	Target	Payout %(2)
Maximum	≥ 75th Percentile	200%
Target	50th Percentile	100%
Threshold	25th Percentile	50%
Below Threshold	< 25th Percentile	0%
(1)2025-2027 Relative TSR performance is measured against the 14-company TSR peer group described above.
(2)Payouts are interpolated between defined performance levels.
Cumulative Free Cash Flow
For the 2025 LTI program, the HRCC determined that incorporating Cumulative Free Cash Flow, alongside Relative TSR, appropriately balances internal, controllable financial performance with external, market‑based outcomes. This design reinforces a strong pay‑for‑performance philosophy and promotes disciplined, long‑term decision‑making.
Cumulative Free Cash Flow reflects the Company’s ability to reinvest in the business, strengthen the balance sheet, and return capital to shareholders. Measuring performance on a cumulative, multi‑year basis encourages sustained execution and aligns management incentives with durable shareholder value creation.
In February 2025, the HRCC approved the Cumulative Free Cash Flow target, for the three-year performance period ending December 31, 2028, based on our long-range plan and assumptions at that time, which included but was not limited to, the significant cash inflow and multi-year construction projects associated with signed PCF contracts, as well as the debt maturities and capital investments projected during this three-year period.

We do not feel it is appropriate to disclose our Cumulative Free Cash Flow target as it would constitute competitively sensitive forward-looking guidance and cause competitive harm. The HRCC set our Cumulative Free Cash Flow target at a level it determined would be difficult to achieve and will not be achieved with average or below average performance.

The HRCC set the performance underlying the minimum and maximum levels of payout of 50% and 200% of target, respectively, based on our historical performance, key assumptions included in our long-range plan, and sensitivity analyses on alternative outcomes focused on identifying likely minimum and maximum performance levels.
The table below outlines the targets and payout curves for our 2025 PBRS Cumulative Free Cash Flow metric, the second of our equally-weighted metrics.

Performance Level Attainment	Cumulative Free Cash Flow(1) (50% Weighting)
	Target Amount	Payout %(3)
Maximum	Maximum Amount	200%
Target	Target Amount(2)	100%
Threshold	Threshold Amount	50%
Below Threshold	>Threshold Amount	0%
(1)Cumulative Free Cash Flow is the sum of our Free Cash Flow for 2025, 2026, and 2027. See Appendix A for more information.
(2)The HRCC believes that this target was set at a level that is both appropriate and sufficiently challenging.
(3)Payouts are interpolated between defined performance levels.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
LTI Target Opportunity
The HRCC believes long-term incentive compensation is the most critical pay element for our CEO and for our other members of the senior leadership team, because it creates alignment with shareholders and promotes achievement of long-term financial and our strategic objectives.
The HRCC takes a number of steps in connection with setting long-term incentive target opportunities for each of our senior officers, including the review of: (1) compensation tally sheets and compensation peer group data; (2) such officer’s pay and performance relative to other senior officers; (3) the scope and complexity of the officer’s role; (4) the officer’s experience and proficiency and the criticality of the skill set needed to execute the officer’s role; and (5) when the officer last received an increase to their LTI target opportunity.
As a result of the review and consideration of the above factors, in February 2025, the HRCC increased our CEO’s LTI target opportunity to better align with the market and to reflect her continued experience and in her role, courageous and determined strategy, and urgency for excellence. The increases in the LTI target opportunities for Messrs. Stansbury and Ward were intended to support retention and recognize the critical roles each executive plays in the Company’s transformation, while also improving alignment with applicable market practices. In the case of Mr. Ward, his increase also reflects his expanded scope of responsibilities in late 2024 to include Product, in addition to his Technology responsibilities. The LTI target opportunity for Ms. Haynes-Gaspar was left unchanged.
The LTI target opportunity for Mr. Hacker was established upon his hiring through arms-length negotiations taking into account his qualifications, experience, comparable market compensation for his position, and internal equity. See “—Compensation Arrangements Related to Leadership Transitions.”

NEO	2024 Annual LTI Target Opportunity	2025 Annual LTI Target Opportunity	% Increase
Current EOs
Ms. Johnson	$14,250,000	$15,650,000	10%
Mr. Stansbury	$5,500,000	$6,000,000	9%
Mr. Hacker(1)	—	$2,700,000	-
Former EOs
Ms. Haynes-Gaspar	$2,350,000	$2,350,000	-
Mr. Ward	$2,500,000	$3,450,000	38%
(1)In connection with his expanded responsibilities in late 2025, to include our Public Sector business in addition to his General Counsel and Public Policy functions, the HRCC approved to increase Mr. Hacker’s LTI target opportunity to $3,300,000 for his 2026 annual LTI award.
2025 Annual LTI Grants
The HRCC granted annual LTI awards to our then-current NEOs, effective March 1, 2025, at the 2025 annual LTI target opportunities outlined above, and a pro-rated annual LTI award for Mr. Hacker effective upon his hire date of May 12, 2025.
The actual value realized may differ significantly (up or down) from the target grant value due to Company stock price performance over the life of the awards and the extent to which performance goals are met in the case of performance-based restricted shares.

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Compensation Discussion & Analysis
2025 Annual LTI Grants

	Time-Vested Restricted Shares		Performance-Based Restricted Stock		Total Target Grant Value(5)
NEO	No. of Shares(1)(3)	Target Grant Value(4)	No. of Shares(2)(3)	Target Grant Value(4)
Current EOs
Ms. Johnson	1,332,425	$6,260,000	1,998,638	$9,390,000	$15,650,000
Mr. Stansbury(6)	510,834	$2,400,000	766,250	$3,600,000	6,000,000
Mr. Hacker	215,071	$800,000	322,606	$1,200,000	2,000,000
Former EOs
Ms. Haynes-Gaspar	200,077	$940,000	300,114	$1,410,000	2,350,000
Mr. Ward(7)	293,730	$1,380,000	440,594	$2,070,000	3,450,000
(1)Represents the number of time-vested restricted shares (representing 40% of total target grant value) granted on March 1, 2025 to each of Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury, and Ward, and granted on May 12, 2025 to Mr. Hacker. The restricted shares vest in three equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continued employment through the relevant vesting date. As discussed under “—Compensation Arrangements Related to Leadership Transition,” the awards to Mr. Ward was canceled upon his termination.
(2)Represents the target number of performance-based restricted shares (representing 60% of total target grant value) granted on March 1, 2025 to each of Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Ward, and granted on May 12, 2025 to Mr. Hacker. Each grant vests in full on the third anniversary of the grant date, if at all, based on the level of performance achieved against the underlying metrics and subject to the executive’s continued employment through the relevant vesting date. As discussed under “2025 LTI Program Metrics and Weightings” above, the actual number of shares that vest in the future may be lower or higher (between 0-200%), depending on the level of performance achieved.
(3)Any dividends on the shares of restricted stock would not be paid on unvested awards but would accrue and be paid or forfeited in tandem with the vesting or cancellation, as the case may be, of the related shares.
(4)For purposes of these grants, we determined both the number of time-vested and target performance-based restricted shares granted to each NEO by dividing the approved target amount by the volume-weighted average closing price of our Common Shares over the 15-trading-day period ending one trading day prior to the grant date. However, as noted previously, for purposes of reporting these awards in the "Compensation Tables—Summary Compensation Table," our shares of time-vested restricted stock are valued based on the closing price of our Common Shares on the date of grant, and our shares of performance-based restricted stock are valued as of the grant date based on probable outcomes, as required by applicable accounting and SEC disclosure rules. For 2025, this resulted in the values reported in the "Compensation Tables—Summary Compensation Table" being 19-32% higher than those shown above for most of our NEOs. See footnote 2 to the "Compensation Tables—Summary Compensation Table" for more information.
(5)The total target grant value is commensurate with the LTI target opportunities for Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Ward, as of the grant date of March 1, 2025 and, for Mr. Hacker, the total target grant value is pro-rated to reflect his partial year of service and represents approximately 74% of his initial LTI target opportunity.
(6)Excludes the special equity grant awarded to Mr. Stansbury in March 2025, which is described under “2025 Special Equity Grant” below.
(7)Upon Mr. Ward’s resignation and termination of his employment on January 23, 2026, and in accordance with the terms of the awards, his outstanding time-vested and target performance-based restricted shares were forfeited in their entirety.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
2025 Special Equity Grant
The HRCC, in consultation with our CEO, other members of the Board and our independent compensation consultant, approved a special equity award for Mr. Stansbury having a target grant value of $3,000,000, effective March 1, 2025, with three-year cliff vesting and subject to continued employment thereon.
The HRCC approved this grant in recognition of Mr. Stansbury’s demonstrated performance and leadership and to further align his interests with those of our shareholders and to retain and incentivize him during this critical transformation period. The HRCC considered his oversight of the Company’s financial integrity and focus on strengthening our balance sheet and capital structure, his effective stewardship of investor and other key stakeholder relationships, and his material contributions to advancing and executing on our transformation and long‑term strategy—to become the trusted network for AI and transition to growth by the end of 2027.
2025 Special Equity Grant

	Time-Vested Restricted Shares
NEO	No. of Shares(1)(2)	Target Grant Value(3)
Mr. Stansbury	638,542	$3,000,000

(1)Represents the number of time-based restricted shares granted to Mr. Stansbury on March 1, 2025 and vests in full on the third anniversary of the grant date, subject to his continued employment through the vesting date.
(2)Any dividends on the shares of restricted stock would not be paid on unvested awards but would accrue and be paid or forfeited in tandem with the vesting or cancellation, as the case may be, of the related shares.
(3)For purposes of this grant, we determined the number of time-vested restricted shares granted to Mr. Stansbury by dividing the approved total grant value by the volume-weighted average closing price of a share of our Common Shares over the 15-trading-day period ending one trading day prior to the grant date,. However, as noted previously, for purposes of reporting these awards in the "Compensation Tables—Summary Compensation Table," our shares of time-vested restricted stock are valued based on the closing price of our Common Shares on the date of grant. See footnote 2 to the "Compensation Tables—Summary Compensation Table" for more information.

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Compensation Discussion & Analysis
Outstanding Performance-Based LTI Awards
As of December 31, 2025 and as illustrated in the table below, we had three outstanding tranches of LTI awards, granted in 2023, 2024, and 2025, with overlapping three-year performance periods and performances metrics of Relative TSR, Cumulative Adjusted EBITDA, or Cumulative Free Cash Flow.

Grant Year	Performance Period	Metric Weighting	2023(1)	2024	2025	2026	2027
2023(2)	2023-2025	50%	3-YR Cumulative Adjusted EBITDA(3)

		50%	3-YR Relative TSR

2024	2024-2026	50%		3-YR Cumulative Free Cash Flow
		50%		3-YR Relative TSR

2025	2025-2027	50%			3-YR Cumulative Free Cash Flow
		50%			3-YR Relative TSR

(1)The sale our Content Delivery Network (“CDN”) and Europe, Middle East and Africa (“EMEA”) businesses, which were completed in October and November 2023, respectively, occurred during the second and first year of the three-year performance period for our outstanding 2022 and 2023 LTI awards, respectively. For more information on the sale of our EMEA business, see Note 2—Divestitures of the Latin American, ILEC and EMEA Business— to the consolidated financial statements included in Item 8 of Part II of our Annual Report on Form 10‑K for the year ended December 31, 2024.
(2)For more information on (i) our 2023 PBRS targets, including adjustments to the three-year Cumulative Adjusted EBITDA target, as permitted under our Incentive Program Guidelines, see “—LTI Linkage to Performance—Payouts Under 2023 PBRS Awards” below.
(3)For 2023 PBRS, when the three-year Cumulative Adjusted EBITDA target was set in the first quarter of 2023, the Company assumed its then-pending divestiture of its EMEA business would close on January 1, 2024. The sale our EMEA business was actually completed in November 2023. The HRCC approved adjustments to the targets against which the 2023 LTI awards would be measured to prevent holders of PBRS from receiving an unintended penalty from the accelerated closing.
LTI Linkage to Performance—Payouts Under 2023 PBRS Awards
In early 2023, the HRCC approved 2023 PBRS awards, comprising 60% of total grant value for 2023 annual LTI awards(1), to the then-members of our senior leadership team, including Messes. Johnson and Haynes-Gaspar and Mr. Stansbury. Mr. Hacker and Mr. Ward, who joined the Company in May 2025 and February 2024, respectively, and did not participate in the 2023 LTI program.
The 2023 PBRS awards were based on two equally-weighted metrics (Cumulative Adjusted EBITDA and Relative TSR) over a three-year period ending December 31, 2025. As described in greater detail below, we achieved below threshold performance against the target for Cumulative Adjusted EBITDA and 177% payout for our TSR peer group, resulting in a weighted performance payout of 88.5% and forfeiture of the remaining 2023 PBRS awards.
(1)For further discussion on our 2023 LTI Awards, see our 2024 proxy statement.

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Compensation Discussion & Analysis
2023 LTI Program Outcomes

	40% Time-Vested Restricted Stock	60% Performance- Based Restricted Stock
Grant Price	$3.90	$3.90	143% OF LTI TARGET VALUE REALIZED UPON VESTING
Year 1 Vesting Date Price	1.62	—
Year 2 Vesting Date Price	4.72	—
Year 3 Vesting Date Price	7.11	7.11
Weighted performance payout for 2023 PBRS	—	88.5%
	115%	161%
Cumulative Adjusted EBITDA Metric (weighted 50%)
Our 2023 Cumulative Adjusted EBITDA targets were set in the first quarter of 2023 based on our long-range plan. We achieved results of $11,989 million Cumulative Adjusted EBITDA for the three-year period ending December 31, 2025, which was below threshold performance.

	Target Amount of Adjusted EBITDA(1)	Payout as a % of Target Award	Results:
Maximum	≥ $14,116 million	200%	$11.989 million(2) (below threshold)	ACHIEVED PAYOUT OF 0%
Target(2)	$13,584 million	100%
Threshold	$13,052 million	50%
Below Threshold	< $13,052 million	0%
(1)As used in our 2023 LTI plan, Adjusted EBITDA is a non-GAAP metric that excludes certain one time or non-recurring charges or credits and eliminates the effects of certain unanticipated, extraordinary, unusual, or non-recurring transactions or items. See Appendix A for more information.
(2)For 2023 PBRS, when the three-year Cumulative Adjusted EBITDA target was set in the first quarter of 2023, the Company assumed its then-pending divestiture of its EMEA business would close on January 1, 2024, and the sale of our CDN business was not contemplated. The sale of both our EMEA and CDN businesses in November 2023 (which, therefore, assumed our continued operations of our EMEA business for two additional months and our CDN business for fourteen additional months during the three-year performance period). As permitted under our Incentive Program Guidelines, the HRCC approved adjustments to our Cumulative Adjusted EBITDA target to reflect a net decrease of $118 million in Adjusted EBITDA (not reflected in Appendix A) to reflect the sale of both our EMEA and CDN businesses in November 2023. We believe these adjustments were necessary to measure our performance results in the same manner the targets were set in the first quarter of 2023. See “—Goal Setting Process and Incentive Program Guidelines—Incentive Program Guidelines—Mandatory Adjustments.”
Relative TSR Metric (Weighted 50%)
We achieved TSR of 53.2% for the three-year period ending December 31, 2025, which was at the 62nd percentile for our 2023 TSR peer group.

	Relative TSR Performance	Payout as a % of Target Award	Results(1)
Maximum	≥ 75th Percentile	200%	TSR of 53.2% (69th Percentile)	ACHIEVED PAYOUT OF 176.9%
Target	50th Percentile	100%
Threshold	25th Percentile	50%
Below Threshold	< 25th Percentile	0%
(1)If Lumen’s TSR is negative over the three-year period, the payout cannot exceed target regardless of our TSR performance relative to our peers.

110

Compensation Discussion & Analysis
Goal Setting Process and Incentive Program Guidelines
Goal Setting Process
Each year, as described in more detail below, based on information available at the time, the HRCC selects the objectives against which performance will be measured under our incentive programs and establishes rigorous threshold, target, and maximum performance levels for the selected objectives. At the time the goals are established, the HRCC considers a variety of qualitative and quantitative factors, including:

Qualitative and Quantitative Factors

Company Strategy and Operational Performance
•Goals rooted in our annual budget, public guidance, and long-range strategic plan
•Sensitivity analyses on alternative outcomes focused on identifying likely minimum and maximum performance levels
•Actual pay-for-performance alignment with prior year(s) strategic goals
•Anticipated timing for execution of our strategic initiatives and new product launches
•Cash flow plan to execute on our capital allocation priorities and debt covenant compliance
•Evolving structure of the Company, including any acquisitions and divestitures

Industry and Macroeconomic Environments
•The decline of legacy services at a faster pace than demand is growing for our newer lower-margin technology services, which exerts significant pressure on achieving the same or higher year-over-year performance
–Prolonged systemic decline in demand for our legacy copper-based wireline mass market services
–Weaker demand for certain older enterprise services
–Changing customer preferences, increased competitive and pricing pressures, and higher inflation
•External macroeconomic, inflationary pressures, or supply constraint factors that might influence our business and financial performance, as described further in our periodic reports filed with the SEC

See “Section One—Executive Summary” and “Section Five—Compensation Design, Awards, and Payouts for 2025.” For additional information on Lumen and our recent performance, see Item 7. Management’s Discussion and Analysis of the Financial Condition and Results of Operations included in Appendix B.
Incentive Program Guidelines
While the performance objectives and targets under our incentive programs are designed to measure objective performance over a specified period of time, the HRCC may make certain adjustments to our performance calculations. To provide structure and promote fairness in addressing such situations, the HRCC has adopted Guidelines on Administering Incentive Plans (our “Incentive Program Guidelines”) to aid the HRCC’s goal of reaching equitable STI and LTI payout decisions that align performance with our targets and, ultimately, our corporate strategy. As described in the table below, our Incentive Program Guidelines provide three types of potential adjustments to our STI or LTI metrics that can affect the overall payout.
Mandatory Adjustments. The first type of adjustment occurs after completion of each performance period in conjunction with the HRCC’s review of the financial results and assumptions, and requires the HRCC to make adjustments to eliminate the effects of acquisitions or divestitures and certain other unanticipated events specified in our Incentive Program Guidelines that correspond closely, but not exactly, with the “Non-GAAP Special Items” financial trending schedule included in our earnings release for the corresponding performance period.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
These adjustments are necessary to measure our performance results in the same manner the targets were set and may require the HRCC to adjust (1) our STI targets or performance results and (2) our three-year LTI targets established under the performance-based portion of our annual LTI grants.
Discretionary Adjustments. The second type of adjustment provides the HRCC with discretionary authority to adjust STI and LTI performance results based on any other “extraordinary, unusual, or non-recurring transactions or items” to prevent award payouts from being unfairly impacted by such items. The adjustments may be positive or negative and will only be made if the events were not known on the date the performance goals were established or were not reflected in the forward-looking financial information used to set such goals.
Traditionally the HRCC has used this discretionary authority infrequently and principally to adjust for foreign currency fluctuations necessary to measure our performance results in the same manner the targets were set.
Discretionary Adjustments to STI Payout Percentages. The third type of adjustment, as discussed in greater detail above under “—2025 Short-Term Incentive Program,” provides the HRCC with discretionary authority to adjust STI payouts. These discretionary adjustments may be made as either a specific feature of a given year’s STI plan established in advance (for example, the capped individual performance modifier included in our 2025 plan design) or as equitable adjustments made in arrears in connection with the HRCC’s approval of final STI payouts.

Adjustments Under Our Guidelines For Performance Periods Ending December 31, 2025	2025 STI	2023 PBRS

Mandatory Adjustments
•See Appendix A for details on the Non-GAAP Special Items previously reported in our February 3, 2026 earnings release
•We adjusted our three-year Cumulative Adjusted EBITDA targets for our 2023 LTI Awards to reflect the net impact of charges and credits related to the sale of our EMEA operations, which closed earlier than anticipated when targets were set, and CDN businesses, which was not anticipated when the targets were set
n/a

Discretionary Adjustments
•We adjusted the performance results to true-up the bonus accruals for Adjusted EBITDA in our three-year Cumulative Adjusted EBITDA for our 2023 LTI Awards
•No discretionary adjustments were made to the payout percentages for our 2025 STI Plan.		n/a
•We adjusted the performance results to eliminate the effect of foreign currency fluctuations in our three-year Cumulative Adjusted EBITDA for our 2022 LTI Awards	n/a

Discretionary Adjustments to STI Payout Percentages
•No discretionary adjustments were made to the payout percentages for our 2025 STI Plan.		n/a

112

Compensation Discussion & Analysis
Compensation Arrangements Related to Leadership Transition
Our Board and the HRCC have spent considerable time and effort ensuring that we have the right leadership in place to deliver high-impact results and guide us on a path to growth. As described above in “Board of Directors and Governance—Shareholder Engagement—CEO and Executive Succession Planning,” we have fully refreshed our senior leadership team over the past few years.
The HRCC, after consultation with its independent compensation consultant, Compensia, determined that the proposed annual compensation package and on-boarding awards, described in greater detail below for Mr. Hacker (1) was consistent with our philosophy and customary for executive on-boarding pay packages, (2) was necessary to attract high caliber talent to transform our operations and induce him to join us, and (3) provided total compensation that was competitive against median levels for his executive position.
Compensation for Mark Hacker, our EVP, Chief Legal Officer &
Public Policy
Following a robust search in early 2025, the HRCC extended an offer to Mr. Hacker, who brings more than two decades of legal, regulatory, government affairs, and strategic leadership experience, most recently serving as General Counsel and Chief Administrative Officer at Motorola Solutions.
The HRCC approved the following annual compensation and on-boarding awards for Mr. Hacker, who joined the Company on May 12, 2025, as Executive Vice President and Chief Legal Officer, to lead the Company’s Legal and Public Policy organizations, overseeing legal strategy, corporate governance, regulatory compliance, government affairs, and ethics—key areas that support Lumen’s continued transformation and its position as the “trusted network for AI.”
Annual Compensation Package
Mr. Hacker’s initial annual compensation package consisted of:
•Base salary of $750,000;(1)
•Target annual short‑term incentive (STI) opportunity equal to 100% of base salary;
•Target annual long‑term incentive (LTI) opportunity equal to $2,700,000;(2) and
•Retirement and health and welfare benefits generally available to all employees.
(1)Following an expansion in his scope of responsibilities, which includes our public sector business, Mr. Hacker’s salary was increased to $775,000 in October 2025. For more information see “—Base Salary” above.
(2)Following an expansion in his scope of responsibilities, Mr. Hacker’s long-term incentive opportunity was increased to $3,300,000, effective for his 2026 annual LTI award. For more information see “—2025 Long-Term Incentive Compensation” above.
On-Boarding Awards
In addition, the HRCC approved certain on-boarding awards described below. Based on information provided by its independent compensation consultant, the HRCC determined that these awards were customary for executive on-boarding pay packages and, in this case, were necessary to induce Mr. Hacker to join the Company.
•Pro-Rated 2025 LTI Award of $2,000,000, representing approximately 74% of his target annual LTI opportunity, granted on his start date and based on terms consistent with the 2025 annual LTI awards(1) granted to our other senior officers in the first quarter. Mr. Hacker’s pro-rated 2025 LTI Award was comprised of 40% ($800,000) in the form of time-vested restricted shares, vesting in three equal annual installments, and 60% ($1,200,000) in the form of performance-based restricted shares, with a three-year cliff vesting subject to performance attainment against relative TSR and Cumulative Free Cash Flow targets, all subject to continued service on the applicable vest dates.
•A cash signing bonus of $500,000. This cash award was paid upon his joining the Company, subject to a clawback if Mr. Hacker resigns or is terminated by the Company for “cause” (as defined in our Executive Severance Plan) before the two-year anniversary of his start date.
(1)For more information see “—2025 Long-Term Incentive Compensation” above.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
Severance Compensation Paid to Ashley Haynes-Gaspar, our Former EVP, Chief Revenue Officer
As described further below, Ms. Haynes‑Gaspar joined the Company on January 9, 2023, initially overseeing Customer Success, Wholesale, and International, with her responsibilities later expanded to include marketing and her appointment to EVP, Chief Revenue Officer. On January 28, 2026, Ms. Haynes-Gaspar ceased serving as an executive officer, following the hiring of her successor, and, following a short transition period, her employment was involuntarily terminated on March 6, 2026.
Severance Compensation
In exchange for Ms. Haynes-Gaspar’s delivery of a release of claims in connection with her termination, she will receive the following compensation and benefits payments under our pre-existing executive severance plan and broad-based programs that apply to our employees:
•Cash severance payment of $1,300,000(1), and
•2025 Short Term Incentive $792,984(2).
Impact on LTI Awards
In addition to these prior arrangements, the HRCC exercised its discretion to approve the following treatment for a pro-rated portion of her outstanding equity, effective upon her termination and also conditioned on her delivery of a release of claims, and the remaining portion of her outstanding equity were forfeited:
•Accelerated vesting of 331,785 shares, of outstanding time-based restricted stock granted to her in 2024 and 2025.
•Retention of a pro-rated portion, 125,046 target shares, of her outstanding performance-based restricted stock granted to her in 2025, subject to their original performance conditions and vesting dates as disclosed in “—2025 Long-Term Incentive Compensation” above and the “Outstanding Equity Awards” table, with the remaining 175,068 shares of these target stock awards being forfeited.
•Retention of a pro-rated portion of her outstanding performance-based cash granted to her in 2024, with a target value of $1,057,500, subject to their original performance conditions and vesting dates, and the remaining target value of $352,500 being forfeited. For more information please reference our 2025 proxy statement.
(1)For more information see “-Other Benefits - Severance Benefits” below.
(2)For more information see “Section Five - 2025 Short-Term Incentive Program” above.
Forfeiture and Clawback of Compensation Awarded to Dave Ward, our former EVP, Chief Technology & Product Officer
Mr. Ward joined the Company on February 12, 2024, during a critical time in our transformation and was recruited specifically for his impressive technology and network experience and knowledge of our industry, how our customers think, and what they need. On December 1, 2025, Mr. Ward announced his resignation to assume a role with another company. On January 5, 2026, following the hiring of his successor, Mr. Ward ceased serving as an executive officer and, following a short transition period, his employment ended on January 23, 2026.
Forfeiture and Clawback of Compensation
Effective upon the voluntary termination of Mr. Ward’s employment on January 23, 2026, and in accordance with the terms of the LTI awards, his outstanding on-boarding awards (684,157 time-vested restricted shares and $937,500 time-vested LTI cash), annual 2024 LTI awards (422,128 time-vested restricted shares and $1,500,000 performance-based cash at “target”) and annual 2025 LTI awards (293,730 time-vested restricted shares and 440,594 performance-based restricted stock at “target”) were forfeited in their entirety.
Mr. Ward was paid a cash award of $1,000,000 upon his joining the Company in February 2024. This cash award was subject to a clawback if Mr. Ward resigned or was terminated by the Company for “cause” (as defined in our Executive Severance Plan) before the two-year anniversary of his start date, and in accordance with such terms, $83,333 was clawed-back by deducting the amount from Mr. Ward’s 2025 STI bonus following his voluntary termination.

114

Compensation Discussion & Analysis
Other Benefits
As a final component of executive compensation for our senior leadership team, including our NEOs, we offer certain benefits—beyond those provided to a broader group of participating employees—which are summarized below and are regularly reviewed by the HRCC against peer practices and market trends for companies of similar size and complexity.
As part of its review in 2025, the HRCC approved (1) the alignment of the “double-trigger” change of control benefits for our senior officers with those of our executive officers, other than our CEO, (2) annual personal usage of aircraft via NetJets for Mr. Stansbury, and (3) security benefits for our CEO, all described in greater detail below.
Retirement Plans
We maintain traditional broad-based qualified defined benefit and defined contribution retirement plans for our employees who meet certain eligibility requirements. In addition to these qualified plans, we maintain nonqualified supplemental plans that permit our officers to receive or defer amounts in excess of contribution caps under U.S. tax laws that limit the benefits highly compensated employees are entitled to receive or amounts they can contribute under qualified plans. Additional information regarding our retirement plans is provided in the tables and accompanying discussion included below under the heading “Compensation Tables.”
Change of Control Arrangements
We have agreed to provide cash and other severance benefits to each of our executive officers under certain specified circumstances following a “change of control” of Lumen (generally: (1) any person becoming the beneficial owner of 30% or more of the outstanding Common Shares; (2) a majority of our directors being replaced; (3) consummation of certain mergers, substantial asset sales, or similar business combinations; or (4) approval by the shareholders of a liquidation or dissolution of the Company).
Under these agreements, “double-trigger” change of control benefits are payable to our executive officers if, within a certain specified period following a change of control (referred to as the “protected period”), the officer is terminated without “cause” or such officer resigns with “good reason.”
The table below shows (1) the length of the “protected period” afforded to officers following a change of control and (2) the multiple of annual cash compensation and years of health and welfare benefits to which our officers will be entitled if change of control benefits become payable under our agreements:

	Protected Period	Multiple of Annual Cash Compensation(1)	Years of Welfare Benefits
CEO	2 years	2.5 times	2 years
Other NEOs	1.5 years	2 times	2 years
Other Senior and Executive Officers	1.5 years	2 times	2 years
(1)Annual cash compensation for these purposes is equal to the sum of (i) his or her base salary in effect at the date of termination and (ii) for the CEO, her target STI bonus for the year in which the termination occurs, and, for other executives and officers, the average of his or her STI bonuses for the three years immediately preceding the year in which the termination occurs.
Each officer is also entitled to: (1) such officer’s STI bonus for the year of termination, based on actual performance and the portion of the year served; and (2) outplacement assistance for one year.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Discussion & Analysis
For purposes of these change of control agreements:
•“cause” means the officer’s: (1) willful breach of the provisions of his or her change of control agreement pertaining to nondisclosure of confidential information, non-solicitation, non-disparagement, and, where permitted by law, non-competition; (2) conviction of, or plea of guilty or nolo contendere to, a felony or other crime involving dishonesty or moral turpitude; (3) workplace conduct resulting in the payment of civil monetary penalties or the incurrence of civil non-monetary penalties that will materially restrict or prevent him or her from discharging his or her obligations to us; (4) habitual intoxication during working hours or habitual abuse of, or addiction to, a controlled substance; (5) material breach of Board-adopted policies applicable to management conduct; (6) participation in the public reporting of any information contained in any report filed by us with the SEC that was impacted by him or her knowing or intentional fraudulent or illegal conduct; or (7) substantial, willful, and repeated failure to perform his or her duties as instructed by, or on behalf of, the Board in writing; and
•“good reason” means: (1) any failure of ours to provide the officer with a position, authority, duties, and responsibilities at least commensurate in all material respects with the most significant of those held, exercised, and assigned by him or her at any time during the 180-day period immediately preceding the change of control; (2) any action that results in a diminution in any material respect in such position, authority, duties, or responsibilities; (3) a reduction of his or her base salary in effect as of the date of the change of control without her consent (except for across-the-board salary reductions similarly affecting all or substantially all similarly-situated officers); (4) he or she is advised of, manifests an awareness of, or becomes aware of facts that would cause a reasonable person to inquire into any failure in any material respect by us to comply with any of the provisions of his or her change of control agreement; or (5) any directive requiring him or her to be based at any office or location more than 50 miles from the office at which she was based immediately prior to the change of control or requiring him or her to travel on business to a substantially greater extent than required immediately prior to the change of control, subject in each case to our right to cure.
For more information on change of control arrangements applicable to our executives, including our rationale for providing these benefits, see “Compensation Tables—Potential Termination Payments—Payments Made Upon a Change of Control.” For information on change of control severance benefits payable to our junior officers and managers, see “—Severance Benefits” in the next subsection below.
Severance Benefits
Over a decade ago, we adopted an Executive Severance Plan to support our management during transitions and demonstrate our commitment to responsible corporate practices. Under our Executive Severance Plan, if an executive officer is involuntarily terminated by us without “cause” or resigns without “good reason,” in each case in the absence of a “change of control,” he or she will receive (i) cash severance payments equal to a multiple of total targeted cash compensation, (ii) subsidized COBRA payments for a period of time, (iii) if employed for at least three months during the year of termination, a prorated annual bonus for the year of termination based on actual performance, and (iv) outplacement assistance. Severance benefits in connection with a qualifying termination related to a change of control are governed by each officer’s change of control agreement and described above.
The table below shows the multiple of total targeted cash compensation and years of COBRA benefits to which the executive officer will be entitled upon a qualifying termination, which benefits are subject to the officer’s execution of a release of claims in our favor and continued compliance with any applicable restrictive covenants:

	Multiple of Total Targeted Cash Compensation(1)	Years of COBRA
CEO	2 times	1 year
Other Executives and Senior Officers	1 time	1 year
(1)Total targeted cash compensation for these purposes is equal to the sum of (i) his or her base salary and (ii) his or her target STI bonus opportunity in effect at the date of termination.

116

Compensation Discussion & Analysis
Under our Executive Severance Plan:
•“cause” means the employee’s: (1) failure to substantially comply with supervisor directives, including directives related to job performance; (2) misconduct; (3) conduct that violates our ethics and compliance program, including our Code of Conduct; (4) conduct that is injurious to our reputation, customer relationships, employees, or finances; (5) act(s) that, if proven in a court of law, would constitute a felony crime; (6) act(s) of dishonesty, fraud, or moral turpitude; or (7) violation of any of the restrictive covenants found in the plan (e.g., with respect to misuse of our proprietary information, competing with us while an employee or during the 12 months after termination, and inducing our employees or customers to terminate their relationship with us or provide services to one of our competitors while an employee or during the 12 months after termination); and
•“good reason” means an employee’s resignation following our offer to him or her of a “non-comparable position (i.e., one offered as part of a reduction in headcount or certain corporate transactions like a sale that do not constitute a change of control which would result in the employee having to relocate by more than 50 miles in driving distance or has a total targeted compensation that is 90% or less than his or her then-current total targeted compensation), subject to our right to cure.
Under a policy that we adopted in 2012, we have committed to seek shareholder approval of any future senior executive severance agreements providing for cash payments, perquisites, and accelerated health and welfare benefits with a value greater than 2.99 times the sum of the executive’s base salary plus target bonus.
Perquisites
Annual Physical Examination. Our officers are entitled to be reimbursed for the cost of an annual physical examination, plus related travel expenses. For 2025, no NEOs were reimbursed for an annual physical examination.
Personal Usage of Aircraft. For several years, the Company operated a fleet of company-owned aircraft for use by our CEO and executives for business and personal travel. In late 2023, the Company sold its entire fleet of aircraft and entered into a time-share agreement with NetJets to provide travel for our CEO and executives.
In conjunction with appointing Ms. Johnson as our CEO in 2022, we agreed to provide her with the personal use of company-owned aircraft, at a cost to us of up to $200,000 per year, pursuant to her offer letter. In light of the change to NetJets, in early 2024, the HRCC reviewed the anticipated cost associated with the personal use of aircraft for our CEO via NetJets and changed the annual usage limit for our CEO from $200,000 to 50 flight hours.
In early 2025, the HRCC, in consultation with our CEO and our independent compensation consultant, approved 15 flight hours of annual personal aircraft use by Mr. Stansbury.
During 2025, our executives utilized NetJets for business travel from time to time, and the personal use of NetJets for our CEO and CFO were below their respective flight hour annual limit. For purposes of valuing and reporting our CEO and CFO’s personal use of aircraft, we determine the incremental cost of aircraft usage on an hourly basis, calculated in accordance with applicable SEC guidance. The aggregate incremental cost of this usage, which may be substantially different than the cost as determined under alternative calculation methodologies, is reported as “Other Compensation” in the "Compensation Tables—Summary Compensation Table" appearing below.
Security. During 2025, in light of our Company’s and our executives’ prominence and the heightened political environment, we provided security at business facilities and during business-related travel and paid certain personal security costs for Ms. Johnson. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. Nonetheless, we have reported the incremental cost of personal security benefits provided to Ms. Johnson in “Other Compensation” in the "Compensation Tables—Summary Compensation Table" appearing below.
For more information on the items under this heading, see the "Compensation Tables—Summary Compensation Table" appearing below.

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Compensation Discussion & Analysis
Forfeiture and Clawback of Incentive Compensation
Our Corporate Governance Guidelines authorizes our Board to recover, or “clawback,” compensation from an executive officer if the Board determines that any bonus, incentive payment, equity award, or other compensation received by the executive was based on any financial or operating result that was impacted by the executive’s knowing or intentional fraudulent or illegal conduct. To date, no NEOs have been subject to any clawbacks.
Equity Compensation. For all of our outstanding equity awards, all recipients of our LTI grants have been required to contractually agree to forfeit their awards if, at any time during their employment with us or within 18 months after termination of employment, they engage in activity contrary or harmful to our interests. For unvested equity compensation, the recipient would forfeit any rights to future vesting of equity awards. We can clawback previously vested equity by requiring the recipient to return to us any cash, securities, or other assets received by him or her upon the sale of Common Shares he or she acquired through prior equity awards.
Short-Term Incentive Compensation. Our STI Program contains substantially similar forfeiture provisions under which the recipient would forfeit any rights to future payments of certain STI awards if, at any time during his or her employment with us (or after termination of employment and prior to the payment of the prior year’s STI bonus), he or she engages in activity contrary or harmful to our interests.
Dodd-Frank Clawback Policy. In compliance with NYSE listing standards and final SEC rules under the Dodd-Frank Act, effective October 2, 2023, the HRCC and our Board adopted the Policy for the Recovery of Erroneously Awarded Compensation (the “Dodd-Frank Clawback Policy”) that requires Lumen to recoup cash and/or equity incentive compensation paid in the event of certain accounting restatements that correct an error in the Company’s financial statements. The Dodd-Frank Clawback Policy operates in addition to our other forfeiture and clawback policies and plan or award provisions described above.
Use of Employment Agreements
We have a long-standing practice of not providing traditional employment agreements to our officers and none of our executives has an employment agreement. However, we do from time to time enter into initial employment offer letters with prospective new employees, including executive officers, some of which include future commitments on our part. The offer letter, dated September 12, 2022, we entered into with Ms. Johnson in connection with her initial appointment as our CEO contains certain commitments by the Company with respect to the impact of termination on her equity awards, which ended on the third anniversary of her start date and are described in greater detail under “Compensation Tables—Potential Termination Payments.” Her offer letter also entitles her to certain personal use of private aircraft, as described under “—Perquisites” above.
Deductibility of Executive Compensation
Section 162(m) of the Code disallows a deduction to public companies for annual compensation over $1 million paid to a chief executive officer and certain other executive officers, referred to as covered employees. Although the deductibility of compensation is a consideration evaluated by the HRCC, the HRCC believes it is important to preserve flexibility in designing compensation programs and that the lost deduction on compensation payable in excess of the $1 million limitation for the NEOs who are covered employees does not outweigh the benefit of being able to attract and retain talented management. Accordingly, the HRCC will continue to retain the discretion to approve compensation that exceeds the $1 million deductibility limit.
Other Employee Benefits
We maintain certain broad-based employee health and welfare benefit plans in which our executive officers are generally permitted to participate on terms that are either substantially similar to those provided to all other participants or which provide our executives with enhanced benefits upon their death or disability.

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Compensation Discussion & Analysis
Human Resources and Compensation Committee Report
The HRCC has reviewed and discussed with management the report included above under the heading “Compensation Discussion & Analysis.” Based on this review and discussion, the HRCC recommended to the Board that the Compensation Discussion & Analysis report be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2025.
Submitted by the Human Resources and Compensation Committee of the Board of Directors as of March 5, 2026.

Quincy L. Allen (Chair)	Martha Helena Béjar	Christopher Capossela	T. Michael Glenn	Stephen McMillan

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Compensation Tables
Summary Compensation Table
The following table sets forth the compensation paid to each of our NEOs in all capacities in which they served for fiscal years 2023, 2024, and 2025.
Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Current Executive Officers(5)
Kate Johnson President and CEO	2025	$1,354,493	$—	$18,590,663	$4,877,486	$113,999	$24,936,641
	2024	1,283,607	—	6,135,630	2,957,252	123,502	10,499,991
	2023	1,200,000	—	6,215,329	1,996,800	180,834	9,592,963
Chris D. Stansbury EVP and CFO	2025	$850,000	$—	$10,198,792	$1,946,099	$87,829	$13,082,720
	2024	841,803	—	2,368,137	1,117,496	30,300	4,357,736
	2023	800,000	—	3,271,226	915,200	10,354	4,996,780
Mark Hacker EVP, Chief Legal Officer & Public Sector	2025	$486,164	$500,000	$2,641,607	$696,289	$14,000	$4,338,060
Former Executive Officers
Ashley Haynes-Gaspar(6) Former EVP, Chief Revenue Officer	2025	$645,962	$—	$2,791,565	$792,984	$20,438	$4,250,949
	2024	625,019	250,000	1,011,840	663,770	21,462	2,572,091
	2023	553,972	250,000	2,160,675	483,950	9,000	3,457,597
David Ward(7) Former EVP, Chief Technology & Product Officer	2025	$770,959	$312,500	$4,098,262	$1,051,589	$14,000	$6,247,310
	2024	622,920	1,000,000	2,481,228	661,541	13,800	4,779,489
(1)For Mr. Hacker in 2025, Ms. Haynes-Gaspar in 2023 and 2024, and Mr. Ward in 2024, the amounts in this column represent an on-boarding bonus, which for Messrs. Hack and Ward was paid following their respective start dates and for Ms. Haynes-Gaspar, was paid in two equal installments following her start date and one-year anniversary of her start date, subject to a clawback if the NEO voluntarily resigns or is terminated for “cause” (as defined in our Executive Severance Plan) before the two-year anniversary of his or her start date. For additional information regarding the on-boarding bonuses, see “Section Five—Compensation Design, Awards, and Payouts for 2025—Compensation Arrangements Related to Leadership Transition” in our CD&A. For Mr. Ward in 2025, the amount in this column represents the first installment, one-quarter of the target amount of $1,250,000, of his 2024 on-boarding time-based long-term cash award.
(2)For 2025 and 2023, the amounts shown in this column reflect the fair value of grants of time-vested and performance-based restricted stock awards, and for 2024, the amounts shown in this column reflect the fair value of grants of time-vested restricted stock, made to our NEOs under our LTI program for the respective years. The fair value of the restricted stock awards presented in the table above has been determined in accordance with FASB ASC Topic 718, rather than the stock price used to calculate the number of shares underlying the awards, which was the 15-day volume-weighted average closing price prior to the date of grant ($4.40-4.72). For 2025, the fair value of the time-vested and performance-based restricted stock awards, based on the closing trading price of our Common Shares on the day of grant, as well as certain adjustments and assumptions set forth in Note 12 - Stock-Based Compensation of the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (Appendix B), is ($4.31-4.81) and ($4.31-7.16), respectively. As a result, the values reported in this column are 19-32% higher than the NEOs’ total target grant values for 2025. The aggregate value of the LTI awards granted to each named executive in 2025, assuming maximum payout of his or her performance-based award, would be as follows: Ms. Johnson, $30,772,361, Mr. Stansbury, $14,869,086, Mr. Hacker, $4,356,258, Ms. Haynes-Gaspar, $4,620,760, and Mr. Ward, $6,783,682. For 2024, we granted long-term performance-based cash awards to our then-NEOs and an on-boarding long-term cash award to Mr. Ward. In accordance with SEC rules, all of these cash LTI awards were not reported in the "Summary Compensation Table" for 2024, and will only be reflected in the “Summary Compensation Table—Bonus” column in our future proxy statements, if and when earned. As a result, the 2024 values reported in this column are significantly lower than the NEOs’ values for 2025. For more information on our 2025 LTI awards, see the section entitled, “Section Five—Compensation Design, Awards, and Payouts for 2025—2025 Long-Term Incentive Compensation” in our CD&A. For more information on our 2024 and 2023 LTI awards, see our 2025 Proxy Statement and 2024 Proxy Statement, respectively.

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(3)The amounts shown in this column reflect cash payments made under our short-term incentive program for actual performance for the respective years. For additional information, see “Section Five—Compensation Design, Awards, and Payouts for 2025—2025 Short-Term Incentive Program” in our CD&A.
(4)We calculate the aggregate incremental cost based on the payments made by us to provide the applicable benefit. For fiscal 2025, the amounts shown in this column are comprised of (i) the cost of personal use of aircraft via NetJets; (ii) Company contributions or other allocations to our defined contribution plans; (iii) personal identity theft protection service; and (iv) personal security costs, in each case for and on behalf of the named executives as follows:
All Other Compensation—2025

NEO	Aircraft Use	Contributions to Plans	Identity Theft Protection	Security Costs	Severance Benefits(i)	Total 2025 All Other Compensation
Current EOs
Ms. Johnson	$69,911	$14,000	$9,000	$21,088		$113,999
Mr. Stansbury	64,829	14,000	9,000	—		87,829
Mr. Hacker	—	14,000	—	—		14,000
Former EOs
Ms. Haynes-Gaspar	—	11,438	9,000	—		20,438
Mr. Ward	—	14,000	—	—		14,000
For additional information regarding perquisites, see “Section Five—Compensation Design, Awards, and Payouts for 2025—Other Benefits—Perquisites” in our CD&A.
(5)The employment of Ms. Johnson, Mr. Stansbury, Mr. Hacker commenced on November 7, 2022, April 4, 2022, and May 12, 2025, respectively.
(6)Ms. Haynes-Gaspar’s employment with us ended on March 6, 2026.
(7)Mr. Ward’s employment with us ended on January 23, 2026. For additional information regarding certain compensation paid to Mr. Ward that was clawed back by the Company, see above under "Forfeiture and Clawback of Compensation Awarded to Dave Ward, our former EVP, Chief Technology and Product Officer".

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Compensation Tables
Grant of Plan Based Awards
The following table presents additional information regarding all equity and non-equity incentive plan awards granted to our NEOs in fiscal 2025.
Grants of Plan-Based Awards

NEO	Type of Award and Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (STI)(2)			Estimated Future Payouts Under Equity Incentive Plan Awards (LTI)(3)			All Other Stock Awards: Unvested Shares(4) (#)	Grant Date Fair Value of All Other Stock Awards(5) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Current EOs
Ms. Johnson	STI Bonus	$1,489,946	$2,979,891	$5,959,782
	TBRS—Annual							1,332,425	$6,408,964
	PBRS - FCF				499,660	999,319	1,998,638		5,026,575
	PBRS - rTSR				499,660	999,319	1,998,638		7,155,124
Mr. Stansbury	STI Bonus	$620,330	$1,240,660	$2,481,320
	TBRS—Annual							510,834	$2,457,112
	PBRS - FCF				191,563	383,125	766,250		1,927,119
	PBRS - rTSR				191,563	383,125	766,250		2,743,175
	TBRS—Special							638,542	3,071,387
Mr. Hacker	STI Bonus	$243,084	$486,167	$972,335
	TBRS—Annual							215,071	$926,956
	PBRS - FCF				80,652	161,303	322,606		695,216
	PBRS - rTSR				80,652	161,303	322,606		1,019,435
Former Officers
Ms. Haynes- Gaspar(6)	STI Bonus	$322,982	$645,963	$1,291,926
	TBRS—Annual							200,077	$962,370
	PBRS - FCF				75,029	150,057	300,114		754,787
	PBRS - rTSR				75,029	150,057	300,114		1,074,408
Mr. Ward(7)	STI Bonus	$385,480	$770,960	$1,541,920
	TBRS—Annual							293,730	$1,412,841
	PBRS - FCF				110,149	220,297	440,594		1,108,094
	PBRS - rTSR				110,149	220,297	440,594		1,577,327
(1)Definitions of these terms and information on the grant dates appear elsewhere in these footnotes. The LTI awards granted on March 1, 2025 were approved by our HRCC on February 19, 2025, the LTI awards granted to Mr. Hacker on May 12, 2025 were approved by the HRCC on April 28, 2025.
(2)Consists of potential payouts under the annual STI bonus program for our NEOs for 2025 approved on February 18, 2025. The target is equal to the product of the executive’s earned base salary and his or her STI target bonus percentage. The threshold represents 50% of the executive’s target, as for each of the three measures of our performance (Adjusted EBITDA (50%), revenue (25%), and core priorities(25%)), performance below 50% of that measure’s target would have resulted in no payment to the executive with respect thereto. The maximum represents 200% of the executive’s target, as in no event could an executive have received more than 200% of his or her target even if performance was 200% for each measure of our performance and his or her individual performance was assessed at 120% of target. Further, while not reflected in the table, the bonus otherwise payable to any NEO could have been eliminated based on his or her individual performance. See “Section Five—Compensation Design, Awards, and Payouts for 2025—2025 Short-Term Incentive Program” in our CD&A for more information. The actual amounts paid for 2025 performance are reported in the “Non-Equity Incentive Plan Compensation” column of the "Summary Compensation Table."
(3)Consists of the performance-based portion of our 2025 LTI awards granted in the form of performance-based restricted stock on March 1, 2025 to each of Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Ward, and on May 12, 2025 to Mr. Hacker. Performance under each award will be measured over the three-year period from January 1, 2025 to December 31, 2027, half against our relative TSR (PBRS-rTSR) and half against our cumulative Free Cash Flow (PBRS-FCF). The awards to our current NEOs will vest, if at all, on March 1, 2028, generally subject to continued employment through the relevant vesting date. Payout under these awards, if any, may range between zero to 200% of target. See “Section Five—Compensation Design, Awards, and Payouts for 2025—2025 Long-Term Incentive Compensation” in our CD&A for more information.
(4)Consists of time-based restricted stock (TBRS). For each of our NEOs, it includes the time-based portion of our 2025 LTI awards (TBRS-Annual) granted on March 1, 2025 to each of Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Ward, and on May 12, 2025 to Mr. Hacker. One-third of the TBRS-Annual granted to Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury vested on March 1, 2026, and the remainder will vest in two equal installments on each of the next two anniversaries of the grant date, generally subject to continued employment through the relevant vesting date. The awards to Mr. Ward were canceled upon his resignation on January 23, 2026. See “Section Five—2025 Long-Term Incentive Compensation” in our CD&A for more information.
(5)Calculated in accordance with FASB ASC Topic 718 in the manner described in Note 2 to the "Summary Compensation Table" above.
(6)A prorated portion of Ms. Haynes-Gaspar’s PBRS were forfeited when her employment ended on March 6, 2026.
(7)All of Mr. Ward’s TBRS and PBRS awards were forfeited when his employment ended on January 23, 2026.

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Compensation Tables
For more information, see “—Section Five—Compensation Design, Awards, and Payouts for 2025” and “—Potential Termination Payments.”
Outstanding Equity Awards
The following table summarizes information about all outstanding unvested equity awards held by our NEOs as of December 31, 2025.
Outstanding Awards at December 31, 2025

			Stock Awards			Equity Incentive Awards(1)
Name	Grant Date		Number of Unvested Shares (#)		Market Value of Unvested Shares ($)(2)	Number of Unvested Shares (#)		Market Value of Unvested Shares ($)(2)
Current NEOs
Ms. Johnson	3/1/2023		486,618	(3)	$3,781,022	—		$—
	3/1/2024		2,406,130	(3)	18,695,630	—		—
	5/18/2023	(4)	1,937,079	(5)	15,051,104	—		—
	3/1/2025		1,332,425	(3)	10,352,942	3,997,276	(6)	31,058,835
Mr. Stansbury	3/1/2023		256,115	(3)	$1,990,014	—		$—
	3/1/2024		928,682	(3)	7,215,859	—		—
	4/4/2022		271,764	(7)	2,111,606	—		—
	5/18/2023	(4)	1,019,515	(5)	7,921,632	—		—
	3/1/2025		1,149,376	(3)	8,930,652	1,532,500	(6)	11,907,525
Mr. Hacker	5/12/2025		215,071	(3)	$1,671,102	645,212	(6)	$5,013,297
Former Officers
Ms. Haynes-Gaspar	1/9/2023		74,674	(9)	$580,217	—		$—
	3/1/2023		68,297	(3)	530,668	—		—
	3/1/2023		271,871	(5)	2,112,438	—		—
	3/1/2024		396,800	(3)	3,083,136	—		—
	3/1/2025		200,077	(3)	1,554,598	600,228	(6)	4,663,772
Mr. Ward	2/12/2024		684,157	(8)	$5,315,900	—		$—
	3/1/2024		422,128	(3)	3,279,935	—		—
	3/1/2025		293,730	(3)	2,282,282	881,188	(6)	6,846,831
(1)Represents performance-based equity awards, payouts in respect of which may range between zero to 200%. The table above assumes that, as of December 31, 2025, we would perform at maximum levels for our annual 2025 awards, such that all performance-based shares granted to each named executive would vest at 200% of target.
(2)Calculated using the closing price of our Common Shares on NYSE on December 31, 2025, the last trading day of 2025, which was $7.77.
(3)Represents the time-based portion of our 2023, 2024, or 2025 annual grant of time-vested restricted stock, as the case may be, that will vest in three equal installments on each of the first three anniversaries of the grant date, generally subject to the executive’s continued employment through the relevant vesting date. For 2025, Messes. Johnson and Haynes-Gaspar and Messrs. Stansbury and Ward awards were granted on March 1, 2025, and Mr. Hacker was granted a prorated annual grant on May 12, 2025.
(4)Ms. Johnson and Mr. Stansbury’s awards were originally granted on March 1, 2023, but due to the number of shares then-available in our share pool, the awards were canceled and reissued on May 18, 2023, following shareholder approval of the Second Amended and Restated 2018 Equity Incentive Plan, with terms identical to the original grants but for the grant date.
(5)Represents the outstanding performance-based portion of our 2023 annual restricted stock awards (2023 PBRS awards), based on achieving 176.92% of the TSR performance goal and 0% of the Adjusted EBITDA performance goal resulting in 88.5% of the total target number of shares awards vested on March 1, 2026, with forfeiture of the remaining 2023 PBRS awards. As described in greater detail in “Section Five—Compensation Design, Awards, and Payouts for 2025—LTI Linkage to Performance—Payouts Under 2023 PBRS Awards”.
(6)Represents the outstanding performance-based portion of our 2025 annual restricted stock awards, based on achieving threshold performance goals. The number of shares earned will range between 0 to 200% of the number granted, depending on the Company’s achievement level with respect to the following two separate performance targets for the three-year period from 2025 to 2027: (i) 50% of the total target shares granted will be measured against the Company’s Cumulative Free Cash Flow results; and (ii) 50% of the total target shares granted will be measured against the Company’s relative TSR against the performance of a peer group of companies in the communications industry, subject to certain limits if our actual TSR is negative. These awards will vest on March 1, 2028, if at all, subject to the level of achievement against the metrics and the executive’s continued employment through such date for the NEOs.
(7)Mr. Stansbury was awarded two grants of time-vested restricted stock upon his start in 2022, consisting of (i) an annual grant and (ii) an onboarding grant. Of the 157,622 shares of restricted stock granted in connection with his annual award, 52,540 vested on April 4, 2023,

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Compensation Tables
52,541 vested on April 4, 2024, and 52,541 are unvested and will vest on the next anniversary of the grant date, generally subject to his continued employment through such date. Of the 339,705 shares of his restricted stock granted in connection with his onboarding grant, 22,647 vested on each of April 4 of 2023 and 2024, 22,647 will vest on the next anniversary of the grant date, and 135,882 will vest on each of the fifth and seventh anniversaries of the grant date, generally subject to his continued employment through the relevant vesting date.
(8)Mr. Ward was awarded an onboarding grant of time-vested restricted stock upon his start on February 12, 2024. Of the total of 912,209 shares granted to Mr. Ward, 228,052 shares vested on February 12, 2025. The remaining shares were forfeited when his employment voluntarily ended on January 23, 2026.
(9)Ms. Haynes-Gaspar was awarded an onboarding grant of time-vested restricted stock upon on her start on January 9, 2023. Of the total of 224,022 shares granted 74,674 vested on each of January 9 of 2024 and 2025, and 74,674 will vest on the next anniversary of the grant date.
For the impact the termination of the employment of each NEO would have on their equity awards, please see “Potential Termination Payments” below.
Stock Vesting Table
The following table provides details regarding the equity awards held by our NEOs that vested during 2025. Restricted stock was the only equity award held by our NEOs during 2025.
Stock Vested During 2025

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Current NEOs
Ms. Johnson	1,806,722	$9,206,560
Mr. Stansbury	795,643	$3,646,412
Mr. Hacker	—	—
Former Officers
Ms. Haynes-Gaspar	341,371	$1,671,010
Mr. Ward	439,116	$2,058,944
(1)Represents time-vested equity awards that vested during 2025.
(2)Based on the closing trading price of a Common Share on the applicable vesting date.
Potential Termination Payments
The materials below discuss payments and benefits that our current NEOs would have been eligible to receive if they: (1) resigned, with or without good reason; (2) retired; (3) were terminated by us, with or without cause; (4) died or became disabled; or (5) became entitled to termination benefits following a change of control of the Company, in each case, as of December 31, 2025.
Notwithstanding the information appearing below, our officers have agreed to forfeit their equity compensation awards (and profits derived therefrom) if they compete with us or engage in other activity harmful to our interests while employed with us or within 18 months after termination. Certain other compensation might also be recoverable by us under certain circumstances after termination of employment. See “—Section Five—Compensation Design, Awards, and Payouts for 2025—Other Benefits—Forfeiture and Clawback of Incentive Compensation” for more information.

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Compensation Tables
Payments Made Upon All Terminations
Regardless of the manner in which an executive’s employment terminates, he or she is entitled to receive amounts earned or vested during his or her term of employment (subject to the potential forfeitures discussed above). With respect to each such terminated employee, such amounts include his or her:
•salary through the date of termination;
•any earned but unpaid annual incentive bonus for the year prior to termination; and
•equity awards that have vested.
He or she is also entitled to benefits accrued and vested under our qualified and non-qualified retirement plans and continued health and welfare benefits to the extent required by law.
If an employee is terminated for cause or resigns without good reason, this represents the totality of payments or benefits to which he or she is entitled.
Payments Made Upon Involuntary Terminations
In addition to all of the benefits described under “—Payments Made Upon All Terminations,” under our Executive Severance Plan, an executive involuntarily terminated by us without “cause” or who resign for “good reason,” in each case in the absence of a change of control (the impacts of which are governed by his or her change of control agreement and described below), is also entitled, subject to certain conditions (including his or her execution of a release of claims in our favor), to:
•a cash severance payment equal to a specified multiple of his or her targeted cash compensation;
•payment of his or her annual incentive bonus for the year or, for a partial year of service, a pro rata portion thereof, based on actual Company performance, reduced by a 90% individual performance modifier;
•continued health benefits (including for his or her covered dependents) for the shorter of 12 months following cessation of employment and the period for which the individuals are eligible, and have elected, such coverage; and
•outplacement assistance benefits.
See “Section Five—Compensation Design, Awards, and Payouts for 2025—Other Benefits—Severance Benefits” in our CD&A for more details about our Executive Severance Plan, including the amount of cash severance to which each of our NEOs would be entitled and the meaning of “cause” and “good reason” for these purposes.
See “—Equity Acceleration Provisions of Ms. Johnson’s Offer Letter” for the impact of certain terminations upon her equity awards. In addition, under our equity incentive plans, the HRCC has discretion to accelerate vesting of all, or a portion of, unvested time-vested equity awards or permit an employee who is involuntarily terminated by us without cause to retain all or a portion of his or her unvested performance-based equity awards for the remainder of the applicable performance period, or a combination of both.
Payments Made Upon Retirement
In addition to all of the benefits described under “—Payments Made Upon All Terminations,” pursuant to our qualified defined benefit and defined contribution plans, an executive is entitled, subject to certain conditions with respect to age and service and his or her execution of a release of claims in our favor, to:
•payment of their annual incentive bonus for the year or, for a partial year of service, a pro rata portion thereof, based on actual Company performance, reduced by a 90% individual performance modifier; and
•post-retirement health and welfare benefits.
In addition, under our equity incentive plans, the HRCC has discretion to accelerate the vesting of all, or a portion of, unvested time-vested equity awards or to permit an employee who retires from the Company to retain all or a portion of his or her unvested performance-based equity awards for the remainder of the applicable performance period, or a combination of both.

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Compensation Tables
Payments Made Upon Death or Disability
Upon death or disability, our NEOs (or their estates) are generally entitled to (without duplication of benefits):
•payments under our disability or life insurance plans, as applicable;
•immediate vesting of any time-vested equity awards;
•immediate vesting of any performance-based equity awards, with performance deemed achieved at target;
•payment of their annual incentive bonus for the year or, for a partial year of service, a pro rata portion thereof, with performance deemed achieved at target; and
•continued rights to receive (1) life, health, and welfare benefits, in the event of disabilities of employees meeting certain service requirements, or (2) health and welfare benefits payable to surviving eligible dependents, in the event of death of employees meeting certain age and service requirements.
Equity Acceleration Provisions of Ms. Johnson’s Offer Letter
Ms. Johnson’s offer letter provides for accelerated vesting of certain equity awards if she had been involuntarily terminated by us without “cause” or she had resigned for “good reason” within three years following her start date (i.e., before November 7, 2025). Upon a qualifying termination and subject to her having executed a release of claims in our favor, (1) a prorated portion of her time-vested equity awards based on time served would have immediately vested and (2) she would have retained a prorated portion of her performance-based equity awards based on time served (which will continue to vest as if she had not been terminated except upon her death, when the awards would pay out at target).
For these purposes, (1) “cause” has the meaning set forth in our Executive Severance Plan and (2) “good reason” means (i) a reduction in Ms. Johnson’s status, title, duties, or responsibilities; (ii) a change in Ms. Johnson’s reporting relationship so that she no longer reports directly to the Board; (iii) a reduction in Ms. Johnson’s base salary, annual target STI opportunity, or annual target LTI opportunity; or (iv) any other material breach of her offer letter, subject in each case to our right to cure.
These accelerated vesting benefits expired on November 7, 2025.
Payments Made Upon a Change of Control
We offer our executives certain benefits following a change of control, which we believe enhance shareholder value because:
•prior to a change of control, these protections help us to recruit and retain talented officers and to help maintain the productivity of our workforce by alleviating concerns over economic security; and
•during or after a change of control, these protections (1) help our personnel, when evaluating a possible business combination, to focus on the best interests of Lumen and its shareholders and (2) reduce the risk that personnel will accept job offers from competitors after the commencement of takeover discussions.
Change of Control Agreements. We have entered into agreements that entitle each of our executives who are terminated without “cause” or resign for “good reason” within a specified period following any “change of control” of Lumen to receive certain cash severance and other benefits. See “Section Five—Compensation Design, Awards, and Payouts for 2025—Other Benefits—Change of Control Arrangements” in our CD&A for more details about our change of control agreements, including the amount of cash severance to which each of our NEOs would be entitled and the meaning of “change of control,” “cause” and “good reason” for these purposes.
Impact on Equity Incentives. Under the terms of our equity incentive plans, incentives granted under those plans will not vest, accelerate, become exercisable, or be deemed fully paid unless otherwise provided in a separate agreement, plan, or instrument. None of our equity award agreements provide for any such accelerated recognition of benefits solely upon a change of control. Instead, our award agreements provide that an executive who is terminated without “cause” or resigns with “good reason” within 18 months following a “change of control” (in each, as defined in manner consistent the meanings given to such terms in our change of control agreements) will, subject to him or her executing a release of claims in our favor, be entitled to (1) immediate vesting of any time-vested equity awards and (2) retain any performance-based equity awards (which will continue to vest as if he or she had not been terminated except upon his or her death, when the awards would pay out at target).

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Compensation Tables
Estimated Potential Termination Payments
The table below provides estimates of the value of payments and benefits that would become payable if our NEOs who were employed on December 31, 2025 were terminated in the manner described below, in each case based on various assumptions, the most significant of which are described in the table’s notes.
Potential Termination Payments

		Type of Termination of Employment(1)(2)
Name	Type of Termination Payment(3)	Involuntary Termination Without Cause(4)	Disability	Death	Termination Upon a Change of Control(5)
Current EOs
Ms. Johnson	Annual Bonus	$3,658,114	$2,979,891	$2,979,891	$4,064,572
	Equity Awards(6)	$31,582,360	$73,923,610	$73,923,610	$73,923,610
	Pension and Welfare(7)	$61,300	$—	$—	$61,300
	Cash Severance(8)	$8,736,000	$—	$—	$10,920,000
	Total	$44,037,774	$76,903,501	$76,903,501	$88,969,482
Mr. Stansbury	Annual Bonus	$1,523,034	$1,240,660	$1,240,660	$1,326,265
	Equity Awards(6)	$—	$38,456,950	$38,456,950	$38,456,950
	Pension and Welfare(7)	$42,450	$—	$—	$81,900
	Cash Severance(8)	$2,125,000	$—	$—	$4,250,000
	Total	$3,690,484	$39,697,610	$39,697,610	$44,115,115
Mr. Hacker	Annual Bonus	$596,819	$486,167	$486,167	$696,289
	Equity Awards(6)	$—	$4,177,750	$4,177,750	$4,177,750
	Pension and Welfare(7)	$41,200	$—	$—	$79,400
	Cash Severance(8)	$1,550,000	$—	$—	$3,100,000
	Total	$1,526,900	$4,663,917	$4,663,917	$8,053,439
Former Officers
Ms. Haynes-Gaspar	Annual Bonus	$792,983	$645,962	$645,962	$728,377
	Equity Awards(6)	$—	$6,319,855	$6,319,855	$6,319,855
	Pension and Welfare(7)	$7,300	$—	$—	$11,600
	Cash Severance(8)	$1,300,000	$—	$—	$2,600,000
	Total	$2,100,283	$6,965,817	$6,965,817	$9,659,832
(1)All data in the table reflects our estimates of the value of payments and benefits assuming the NEO was terminated on December 31, 2025 and, for the potential payments upon a change of control, that a change of control had occurred during the 18 months preceding December 31, 2025. The closing price of a Common Share on such date was $7.77. The table reflects only estimates of amounts earned or payable through or at such date. Actual amounts can be determined only at the time of termination. If a named executive officer voluntarily resigns or is terminated with cause or fails to timely deliver a release of claims, he or she will not be entitled to any special or accelerated benefits but will be entitled to receive any amounts earned or vested as of the termination date.
(2)None of our NEOs who are employed as of December 31. 2025 met the minimum age and service requirement to qualify for retirement benefits.
(3)As further described above, upon termination of employment, the named executive officer may become entitled to receive certain special, accelerated or enhanced benefits, including, subject to certain exceptions, the right to receive cash severance payments, accelerated vesting of his or her outstanding equity awards, or current or enhanced health and welfare benefits. The table excludes (i) payments or benefits made under broad-based plans or arrangements generally available to all salaried full-time employees that do not discriminate in scope, terms or operations in favor of our NEOs and (ii) amounts earned or vested as of the termination date.
(4)The amounts listed in this column reflect payments to which the NEO would be entitled to under our Executive Severance Plan if his or her employment is involuntarily terminated by us without cause or if he or she terminates his or her employment for good reason prior to a change of control. The amounts listed in this column would not be payable if the NEO voluntarily resigns without good reason, is terminated for cause or fails to timely deliver a release of claims. Nor would they apply in the case of the NEO’s termination due to death or disability. See “Section Five—Compensation Design, Awards, and Payouts for 2025—Other Benefits—Severance Benefits” for more details.
(5)The information in this column reflects payments to which the NEO would be entitled under his or her change of control agreement if his or her employment is involuntarily terminated by us without cause or he or she terminates his or her employment for good reason within a certain period following a change of control. See “Section Five—Compensation Design, Awards, and Payouts for 2025—Other Benefits—Change of Control Agreements” for more details.
(6)The information in this row reflects the benefit to the NEO arising out of the accelerated vesting of some or all of his or her restricted stock triggered by the termination of employment. The information in this row also assumes that the HRCC would not exercise its discretion to

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Compensation Tables
accelerate vesting of any portion of his or her unvested time-based equity awards or permit the NEO to retain any portion of his or her unvested performance-based equity awards in the event his or her employment is involuntarily terminated by us without cause or he or she terminates his or her employment for good reason, notwithstanding that in the past, the HRCC has generally approved both with respect to equity awards granted at least one year prior to the termination date.
(7)The information in this row reflects only the incremental benefits that accrue upon an event of termination and excludes benefits that were vested on December 31, 2025.
(8)The information in this row excludes, in the case of disability or death, payments to which the NEO (or his or her estate) would be entitled under Company-sponsored insurance plans.
For information regarding, and quantification of, any severance payments made to our NEOs who were not employed by us on December 31, 2025 and the actual severance paid to Ms. Haynes-Gaspar, see “—Section Five—Compensation Design, Awards, and Payouts for 2025—Compensation Arrangements Related to Leadership Transition.”
CEO Pay Ratio Disclosure
As required by SEC rules, we are disclosing a ratio of the pay of our CEO to that of our median employee. For 2025, the total compensation of our CEO, Ms. Johnson (as reported in the "Summary Compensation Table") was $24,936,641, while the annual total compensation for our median employee was $96,065. As a result, the ratio of CEO pay to median employee pay was approximately 260 to 1.
We calculated our 2025 pay ratio using the following assumptions:
•Median employee determination. The median employee was determined by reviewing the annual total target compensation (i.e., the sum of base salary, target short-term incentive, and target long-term incentive awards) as of December 31, 2025 for the approximately 24,000 active employees employed on that date, excluding our CEO.
•Median employee identification. The median employee was identified as an Infrastructure Engineer II, employed by us in the U.S. for ten years.
•Median employee total compensation calculation. To determine the median pay ratio, we calculated the median employee’s pay using the same pay elements and calculation methodology as used in determining the CEO’s pay for purposes of disclosure in the "Summary Compensation Table."
The SEC rules permit companies to choose between different methodologies for median pay calculations. Other public companies may calculate their pay ratio using a different methodology than ours, and you should not assume our ratio data is comparable to that of other companies.

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Compensation Tables
Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act , we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The HRCC did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO 1(1) ($)	Summary Compensation Table Total for PEO 2(1) ($)	Compensation Actually Paid to PEO 1(1),(2),(3) ($)	Compensation Actually Paid to PEO 2(1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Adjusted EBITDA(5) ($ Millions)
							TSR ($)	Peer Group TSR ($)
2025		$24,936,641		$59,356,696	$6,979,760	$15,066,691	$91.91	$213.25	$(1,739)	$2,613
2024	—	10,499,991	—	32,495,808	3,707,845	7,297,378	62.81	159.67	(55)	3,445
2023	—	9,592,963	—	7,258,427	3,396,054	1,846,687	21.65	113.86	(10,298)	4,146
2022	19,816,806	4,778,130	(5,200,491)	4,368,986	5,145,256	511,978	61.75	73.08	(1,548)	6,703
2021	22,654,781	—	32,390,881	—	4,057,947	5,127,580	138.85	121.57	2,033	8,424
(1)Jeffery K. Storey was our PEO from May 24, 2018 to November 7, 2022 (“PEO 1”). Kate Johnson has been our PEO since November 7, 2022 (“PEO 2”). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Indraneel Dev	Stacey W. Goff	Stacey W. Goff	Chris D. Stansbury	Chris D. Stansbury
Stacey W. Goff	Chris D. Stansbury	Chris D. Stansbury	Ashley Haynes-Gaspar	David Ward
Shaun C. Andrews	Shaun C. Andrews	Ashley Haynes-Gaspar	David Ward	Ashley Haynes-Gaspar
Scott A. Trezise	Scott A. Trezise	Scott A. Trezise	Chadwick Ho	Mark Hacker
	Indraneel Dev		Satish Lakshmanan
Stacey. W. Goff
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the "Summary Compensation Table" total compensation, with certain adjustments as described in footnote 3 below.
(3)For 2025, Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the "Summary Compensation Table." Amounts in the Exclusion of Change in Pension Value column reflect the amounts, if any, attributable to the Change in Pension Value reported in the "Summary Compensation Table." There are no amounts reported in the Inclusion of Pension Service Cost, because with limited exceptions specified in the Pension Plans, we “froze” our defined benefit pension plans as of December 31, 2010, as described under the heading “—Pension Benefits.”

Year	Summary Compensation Table Total for PEO 2 ($)	Exclusion of Change in Pension Value for PEO 2 ($)	Exclusion of Stock Awards for PEO 2 ($)	Inclusion of Pension Service Cost for PEO 2 ($)	Inclusion of Equity Values for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)
2025	$24,936,641	$—	$(18,590,663)	$—	$53,010,718	$59,356,696

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	$6,979,760	$—	$(4,932,557)	$—	$13,019,488	$15,066,691

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Tables
The amounts in the “Inclusion of Equity Values” columns in the tables above are derived from adding or deducting the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 2 ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO 2 ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO 2 ($)	Total—Inclusion of Equity Values for PEO 2 ($)
2025	$38,684,930	$14,712,922	$—	$(387,134)	$—	$53,010,718

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non- PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total—Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	$10,093,472	$3,174,236	$—	$(248,220)	$—	$13,019,488
(4)The Peer Group TSR set forth in this table utilizes the S&P 500 Communication Services Sector Index, which we also utilize in the stock performance graph appearing herein under the heading “Other Matters—Lumen Performance History.” The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the S&P 500 Communication Services Sector Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO 2 and Non-PEO NEOs in 2025. Adjusted EBITDA measures the operational performance and profitability of our businesses, and we use this measure in our compensation programs to incentivize and reward our senior officers to focus on the combination of cost savings and profitable revenue growth. Adjusted EBITDA, which is described in further detail in Appendix A – Non-GAAP Reconciliations, is a non-GAAP metric. This performance measure may not have been the most important financial performance measure for prior years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Compensation Tables
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”) and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years. The chart also compares the Company’s TSR to that of the S&P 500 Communications Services Sector Index TSR over the same period.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Compensation Tables
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Adjusted EBITDA
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO 2 and Non-PEO NEOs for 2025 to Company performance. The measures in this table are not ranked.

Adjusted EBITDA
Free Cash Flow
Revenue

132

Other Matters
Stock Ownership
The following table sets forth information regarding ownership of our Common Shares by the persons known to us to have beneficially owned more than 5% of the outstanding Common Shares as of March 11, 2026 (the “investors”). As of March 11, 2026, there were 1,029,921,650 Common Shares outstanding.
Stock Ownership

Name and Address	Amount and Nature of Beneficial Ownership of Common Shares(1)		Percent of Outstanding Common Shares(1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	137,444,704	(2)	13.3%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	109,405,246	(3)	10.6%
Dan Hagan 601 E Broadway Suite 203 P.O. Box 1225 Columbia, Missouri 65205	55,000,000	(4)	5.3%
(1)The figures and percentages in the table above have been determined in accordance with Rule 13d-3 of the SEC based upon information furnished by the investors, except that we have calculated the percentages in the table based on the actual number of Common Shares outstanding as of March 11, 2026, as opposed to the estimated percentages set forth in the reports of such investors referred to below in such notes. In addition to Common Shares, we have outstanding Preferred Shares that vote together with the Common Shares as a single class on all matters. One or more persons beneficially own more than 5% of the Preferred Shares; however, the percentage of total voting power held by such persons is immaterial. For additional information regarding the Preferred Shares, see “Frequently Asked Questions About Voting and the Annual Meeting—How many votes may I cast?”
(2)Based on information contained in a Schedule 13G/A Report that this investor filed with the SEC on April 28, 2025. In this report, the investor indicated that, as of March 31, 2025, it (1) shared voting power with respect to none of these shares, (2) held sole voting power with respect to 135,561,988 of these shares, and (3) held sole dispositive power with respect to all of these shares.
(3)Based on information contained in a Schedule 13G/A Report that this investor filed with the SEC on April 30, 2025. In this report, the investor indicated that, as of March 31, 2025, it (1) held sole voting power with respect to none of these shares, (2) shared voting power with respect to 694,999 of these shares, (3) held sole dispositive power with respect to 107,540,935 of these shares, and (4) shared dispositive power with respect to 1,864,311 of these shares.
(4)Based on information contained in a Schedule 13G Report that this investor filed with the SEC on September 11, 2024. In this report, the investor indicated that, as of September 9, 2024, he (1) shared voting power with respect to none of these shares, (2) held sole voting power with respect to all of these shares, and (3) held sole dispositive power with respect to all of these shares.

133
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Other Matters
Ownership of Executive Officers & Directors
The following table sets forth information, as of the record date, regarding the beneficial ownership of our Common Shares held by: (1) each of our current directors, director nominees and NEOs; and (2) all of our current directors and executive officers as a group. It also includes any shares underlying RSUs that are scheduled to vest within 60 days of March 11, 2026. Except as otherwise noted, all beneficially owned shares are held with sole voting and investment power and are not pledged to third parties.

	Components of Total Shares Beneficially Owned		Total Shares Beneficially Owned(2)	Vested Deferred Stock Units(3)	Percent of Class
	Unrestricted Shares Beneficially Owned	Unvested Restricted Stock(1)
Named Executive Officers
Ms. Johnson(4)	5,868,999	6,246,667	12,115,666	—	1.2%
Mr. Stansbury(5)	2,341,684	3,388,166	5,729,850	—	*
Mr. Hacker	—	965,127	965,127	—	*
Ms. Haynes-Gaspar(6)	714,510	631,899	1,346,409	—	*
Mr. Ward(6)	244,561	1,840,609	2,085,170	—	*
Outside Directors and Director Nominees
Mr. Allen	17,121		17,121	259,052	*
Ms. Béjar	318,945	51,394	370,339	25,608	*
Mr. Capossela	15,608	51,394	67,002	—	*
Mr. Chilton	95,199	—	95,199	264,925	*
Mr. Collins(7)	495	—	495	—	*
Mr. Glenn(8)	199,362	—	199,362	307,318	*
Ms. Goldberg	—	51,394	51,394	—	*
Mr. Jones	146,594	—	146,594	157,518	*
Ms. Linear	146,835	—	146,835	—	*
Mr. McMillan	—	51,394	51,394	—	*
All current executive officers and current directors as a group (14 persons)
Overall Total	9,534,403	13,263,658	22,798,061	1,014,421	2.3%
*    Represents less than 1% of the total number of outstanding Common Shares as of the record date.
(1)Reflects (i) for all shares listed, unvested shares of restricted stock over which the person holds sole voting power but no investment power and (ii) with respect to our performance-based restricted stock granted to our executive officers, the number of shares that will vest if we attain target levels of performance.
(2)Excludes RSUs that do not vest and settle in shares within 60 days of March 11, 2026.
(3)This column reflects vested equity awards deferred by outside directors that will settle in shares at a future date according to the directors’ deferral elections.
(4)Includes 3,364,677 shares held indirectly by Ms. Johnson in a trust.
(5)Includes 582,000 shares held indirectly by Mr. Stansbury in a trust.
(6)Reflects the last reported holdings of Mr. Ward and Ms. Haynes-Gaspar on the date their employment with us terminated, or January 23, 2026 and March 6, 2026, respectively.
(7)Mr. Collins has been nominated for election to our Board at the annual meeting. Includes 380 shares held indirectly by Mr. Collins in a trust and 115 shares held jointly with his spouse.
(8)Includes 77,143 shares held indirectly by Mr. Glenn in a trust.

134

Other Matters
Transactions with Related Parties
Review Procedures. At the beginning of each year, our Legal department requests that each of our directors and executive officers complete a detailed questionnaire soliciting information on, among other things, related parties (e.g., immediate family members or any entities in which any of them have a significant interest). The SEC Finance department reviews information on payments to or from our directors or executive officers, or any of their related parties, to determine if Lumen intends to or has engaged in any related person transactions (which are transactions required to be disclosed pursuant to Item 404 of Regulation S-K). This analysis is then shared with the Audit Committee. The Audit Committee chair, in turn, reports on this related party transaction analysis to the Board. In addition, the Legal department and SEC Finance department continues to monitor for related person transactions during the course of the year. If any related person transactions are identified, they are presented, together with a relevant facts and circumstances, to an independent committee of the Board to consider and determine whether to approve or ratify such transaction. The Company does not have a written policy on related person transactions.
Recent Transactions. On December 31, 2025, the Company entered into a settlement agreement with a former executive officer pursuant to which the Company paid a financial settlement to the former executive officer, the details of which are confidential pursuant to the settlement agreement. The amount of the financial settlement is immaterial to the Company's financial statements. There were no other related person transactions for 2025.
Insider Trading Policy
Our insider trading policy governs the purchase, sale, and other dispositions of our securities by our directors, officers, employees, consultants, and independent contractors, as well as by the Company itself. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable NYSE listing standards.
Our insider trading policy prohibits our directors and employees, including officers from entering into any hedging or monetization transactions with respect to our securities. Our insider trading policy also prohibits our directors and Section 16 officers from pledging our securities as collateral or holding our securities in a margin account.
The full text of our insider trading policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires Lumen’s directors, certain officers and greater than 10% shareholders to file with the SEC certain reports regarding their beneficial ownership of our Common Shares. To our knowledge, based solely on a review of SEC filings and written representations from our officers and directors, we believe that, between January 1, 2025 through the date of this proxy statement, all such reports were filed timely.
Compensation Committee Interlocks and Insider Participation
The following directors served on the HRCC for some or all of 2025: Quincy L. Allen, Martha Helena Béjar, Christopher Capossela, Steven T. “Terry” Clontz, T. Michael Glenn, Stephen McMillan and Laurie Siegel. No member of the HRCC has been an officer or employee of the Company or any of our subsidiaries. During 2025, none of our executive officers served on the board of directors of any company that employed any member of our Board.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Other Matters
Lumen Performance History
The graph below compares the cumulative total shareholder return on our Common Shares with the cumulative total return of the S&P 500 Index and the S&P 500 Communication Services Sector Index for the period from December 31, 2020 to December 29, 2025, in each case assuming (1) the investment of $100 on January 1, 2021, at closing prices on December 31, 2020 and (2) reinvestment of dividends.

	December 31,
	2020	2021	2022	2023	2024	2025
Lumen	$100.00	$138.87	$61.74	$21.64	$64.92	$90.97
S&P 500 Index	$100.00	$126.89	$102.22	$126.99	$158.97	$184.50
S&P 500 Communications Service Sector Index(1)	$100.00	$121.57	$73.08	$113.86	$162.45	$213.77
(1)As of December 31, 2025 the S&P 500 Communications Service Sector Index consisted of Alphabet Inc., Meta Platforms, Inc., Netflix Inc., Comcast Corp., Charter Communications, Inc., Verizon Communications, Inc., T-Mobile US, Inc., AT&T Inc., Omnicom Group, Inc., Warner Bros. Discovery, Inc., Paramount Group, Fox Corp, News Corp, Live Nation Entertainment, Inc., Take-Two Interactive Software, inc., Match Group, Inc., The Walt Disney Company, Electronic Arts Inc., and The Interpublic Group of Companies, Inc.

136

ITEM 7 Shareholder Proposal — Shareholder Right to Vote For or Against a Poison Pill

The Company has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, California 90278, intends to present the following proposal at the annual meeting. In accordance with applicable SEC rules, the proposed resolution and supporting statement, for which the Board and the Company accept no responsibility, are set forth below. Mr. Chevedden has indicated that he holds the requisite number of our Common Shares in accordance with Rule 14a-8 requirements and the Company will provide such number of Common Shares to its shareholders upon request. This proposal is required to be voted upon at the annual meeting if properly presented. After careful consideration, the Board has determined to recommend a vote “AGAINST” this proposal. The "vote for" graphic below is taken directly from Mr. Chevedden's proposal and should not be confused with the Board's recommendation to vote AGAINST this proposal.
Shareholder Proposal
Proposal 7 - Shareholder Right to Vote For or Against a Poison Pill
Shareholders request that our Board adopt a rule to redeem any current or future Poison Pill unless such plan or amendments to such plan are submitted to a shareholder vote, as a separate ballot item, within 12 months.
"Poison pills ... prevent shareholders, and the overall market, from exercising their right to discipline management by turning it out. They entrench the current management, even when it's doing a poor job. They water down shareholders' votes and deprive them of a meaningful voice in corporate affairs." – "Take on the Street" by Arthur Levitt, SEC Chairman, 1993-2001.
"That's the key negative of poison pills – instead of protecting investors, they can also preserve the interests of management deadwood as well." – Morningstar.com, Aug. 15, 2003. If our management adopts this proposal it will be a sign that management values our shareholder input.
Now could be a ripe time for this rule since Lumen Technologies stock was at $45 in 2014 and was down drastically to $7 in late 2025 despite a robust stock market.
Please vote to enhance shareholder value:
Shareholder Right to Vote For or Against a Poison Pill — Proposal 7
Board Statement in Opposition to Shareholder Proposal
The Board has carefully considered the shareholder proposal and recommends that you vote AGAINST this proposal for the following reasons:
The Board believes that shareholder rights plans can be important tools to protect a company’s net operating loss tax assets, defend against coercive takeover tactics and/or preserve and maximize shareholder value. The Board strongly believes that implementation of this proposal would impede the Board’s ability to act in the best interests of shareholders by undermining and limiting the Board’s authority to implement, modify, and maintain a shareholder rights plan, particularly in the face of coercive or hostile takeover tactics.

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ITEM 7 Shareholder Proposal — Shareholder Right to Vote For or Against a Poison Pill
The Company currently maintains a shareholder rights plan designed to deter a “change in ownership” under Section 382 of the Internal Revenue Code, as amended, as such a change could impair or nullify the Company’s net operating loss tax assets (“NOLs”). In adopting Lumen’s NOL shareholder rights plan (as amended, the “Lumen NOL Plan”), the Board has repeatedly demonstrated that it values accountability to its shareholders. The Board first adopted the Lumen NOL Plan in 2019 after concluding it was in the best interests of our shareholders in order to protect the Company’s NOL tax assets. The Board subsequently determined to amend and extend the Lumen NOL Plan in 2021 and again in 2023 and the Lumen NOL Plan is scheduled to expire in December 2026. The Lumen NOL Plan, as well as the two subsequent amendments, were approved by our shareholders. The Company’s historical practice of seeking, and receiving, shareholder approval of the Lumen NOL Plan demonstrates that the Board values shareholder input and seeks to align with, and act in the best interests of, its shareholders.
Shareholder rights plans are designed to strengthen the ability of a board of directors to maximize shareholder value and protect shareholders from adverse tax consequences and/or abusive or opportunistic takeover tactics, but do not give the Board absolute discretion to prevent transactions. Under Louisiana law, the Board must act in accordance with its fiduciary duties in all matters, including in adopting and maintaining any shareholder rights plan. These duties require the Board to act in the best interests of the Company and its shareholders, and to exercise good faith and due care. As a result, before implementing or modifying a shareholder rights plan, the Board carefully considers alternatives, benefits, and risks, with the aim to best serve the interests of the Company and its shareholders.
It is imperative that the Board continue to have the flexibility to satisfy its fiduciary duties to shareholders in determining when and how to adopt a shareholder rights plan, without the constraints of a rule such as that proposed by Mr. Chevedden. The Board has access to material strategic and operational information and has extensive knowledge of Lumen’s business. Given the Company’s ongoing transformation initiatives, the long-term focus of the Company’s business strategy and the dynamic market within which the Company operates, the Board believes that shareholders will be best served by the Board continuing to have full flexibility to adopt and maintain a poison pill. The Board will continue to act in the best interests of shareholders consistent with its fiduciary duties, including determining whether to seek shareholder approval of any future shareholder rights plan as appropriate.
For these reasons, the Board firmly believes that shareholders are best served by allowing it to retain full flexibility to adopt, modify, and maintain a shareholder rights plan and therefore the Board urges you to vote “AGAINST” this proposal.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the votes cast for this proposal by holders of our Voting Shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes are not counted as votes cast, and therefore will not affect the outcome of the vote on this proposal.

The Board recommends that you vote AGAINST this proposal.

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Frequently Asked Questions About Voting and the Annual Meeting
Q    Why am I receiving these proxy materials?
A    Our Board of Directors is soliciting your proxy to vote at our 2026 annual meeting of shareholders because you owned Common Shares at the close of business on March 23, 2026, the record date for the meeting (the “Record Date”), and are entitled to vote those shares at the annual meeting. This Proxy Statement (including our 2025 Annual Report) was first made available to shareholders on or about [   ], 2026. This proxy statement is furnished in connection with the solicitation of proxies by our Board to be voted during the annual meeting for the purposes set forth in the accompanying Notice of 2026 Annual Shareholders Meeting.
Q    How may I access these materials?
A    We are furnishing proxy materials to our shareholders primarily via the internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our annual meeting. On or about [       ], 2026, we commenced mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to most of our shareholders. The Notice contains instructions about how to access our proxy materials online and submit your proxy online or by telephone. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.
Q    When and how will the meeting be held?
A    Date: May 20, 2026
Time: 8:30 am Central Time
Virtual Meeting Location: www.virtualshareholdermeeting.com/LUMN2026
Q    How many votes may I cast?
A    You may cast one vote for every Common Share or Preferred Share that you owned on the record date, which vote together as a single class on all matters. In this proxy statement, we refer to these shares as our “Common Shares” and “Preferred Shares,” respectively, and as our “Voting Shares,” collectively. As of the Record Date, we had 1,030,158,552 Common Shares and 7,018 Preferred Shares issued and outstanding.
Q    What matters will be considered at the meeting and what vote will be required to approve these matters?
A    The following table summarizes the proposals being considered at the meeting, the votes required for passage of each proposal and the effect of abstentions and broker non-votes.

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Frequently Asked Questions About Voting and the Annual Meeting
Items For Consideration

Item	Board Voting Recommendation	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes(1)	Page Reference

ITEM 1 Elect the nine director nominees named herein	FOR	Affirmative vote of a majority of the votes cast	No effect	No effect	17

ITEM 2 Ratify KPMG LLP as our independent auditor for 2026	FOR	Affirmative vote of a majority of the votes cast	No effect	No effect, no broker non-votes expected	48

ITEMS 3A AND 3B Approve amendments to Articles of Incorporation to remove supermajority voting requirements	FOR	Item 3A: Affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Voting Shares, voting as a single group Item 3B: Affirmative vote of the holders of at least 80% of the votes entitled to be cast by holders of outstanding Voting Shares	Same as voting against	Same as voting against	52

ITEM 4 Approve amendment to Articles of Incorporation to allow waivers of “Related Person” definition	FOR	Affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Voting Shares, voting as a single group	Same as voting against	Same as voting against	55

ITEM 5 Approve Amended and Restated 2024 Equity Incentive Plan	FOR	Affirmative vote of a majority of the votes cast	No effect	No effect	58

ITEM 6 Advisory Vote to Approve Executive Compensation – “Say-On-Pay”	FOR	Affirmative vote of a majority of the votes cast	No effect	No effect	74

ITEM 7 Shareholder Proposal Requesting a Shareholder Right to Vote For or Against a Poison Pill	AGAINST	Affirmative vote of a majority of the votes cast	No effect	No effect	137

(1)“Broker non-votes” occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as Item 2, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Items 1, 3A, 3B, 4, 5, 6 and 7. Broker non-votes count for purposes of determining whether a quorum is present.
For Items 1, 2, 5, 6 and 7, a majority of votes cast means the number of shares cast “for” a proposal exceeds the number of votes cast “against” that proposal.

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Frequently Asked Questions About Voting and the Annual Meeting
Q    What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A    If shares are registered in your name with our transfer agent, Computershare Investor Services L.L.C., you are the “shareholder of record” of those shares and you may directly vote these shares, together with any shares credited to your account if you are a participant in our automatic dividend reinvestment and stock purchase service.
If your shares are held on your behalf in a stock brokerage account or by a bank or other nominee, you are the “beneficial owner” of shares held in “street name.” We have requested that our proxy materials be made available to you by your broker, bank, or nominee.
Q    If I am a shareholder of record, how do I vote?
A    Regardless of whether you plan to join the annual meeting, please promptly submit your proxy and voting instructions via the Internet, or by phone or mail as described herein. Shareholders are encouraged to submit proxies and voting instructions in advance of the meeting as early as possible to avoid any possible delays. Your proxy authorizes each of Kate Johnson and Chris D. Stansbury as your proxies at the annual meeting, each with the full power of substitution, to represent and vote your Common Shares and Preferred Shares as you directed.
If you are a shareholder of record, you may vote yourself or by proxy in any of the following four ways:
•By internet: visit www.proxyvote.com and follow the instructions at that site
•By phone: call 1-800-690-6903 and follow the instructions provided
•By mail: if you have received printed proxy materials, mark, sign, and date your proxy or voting instructions card and return it to Broadridge Financial Solutions Inc.; if you have not received printed proxy materials but would like to, you can request a paper copy of our proxy materials and, following receipt thereof, mark, sign, and date your proxy or voting instructions card and return it to Broadridge Financial Solutions, Inc.
•Live during the virtual annual meeting: vote electronically at the virtual annual meeting—www.virtualshareholdermeeting.com/LUMN2026
Prior to the live meeting, if you need additional help with voting, please call proxy support at 844-986-0822 (Toll-free) or 303-562-9302 (International Toll). If you encounter any difficulties accessing the virtual meeting webcast, please call the technical support number that will be posted on the annual meeting website log-in page.
Unless otherwise noted below, you may vote by telephone or the internet up until 11:59 p.m. Eastern Time on May 19, 2026, but not thereafter.
Q    If I am a beneficial owner of shares held in street name, how do I vote?
A    As the beneficial owner, you have the right to instruct your broker, bank, or nominee how to vote your shares by using any voting instruction card supplied by them or by following their instructions for voting.
Q    If I am a retirement plan participant, how do I vote?
A    If you beneficially own any of our Common Shares by virtue of participating in our retirement plan, then you will receive separate voting instructions that will enable you to direct the voting of these shares. You are entitled, on a confidential basis, to instruct the trustee how to vote the shares allocated to your plan account. The plan requires you to act as a “named fiduciary” under the Employee Retirement Income Security Act of 1974, which requires you to exercise your voting rights prudently and in the interests of all plan participants. Plan participants who wish to vote should instruct the trustee how to vote the shares allocated to their plan accounts in accordance with the voting instructions. If you elect not to vote the shares allocated to your accounts, your shares will be voted in the same proportion as voted shares regarding each of the items submitted to a vote at the meeting. Plan participants that wish to revoke their voting instructions must do so in accordance with the voting instructions. To be counted, your voting instructions for shares held in our retirement plan must be received by 11:59 p.m. Eastern Time on May 17, 2026, but not thereafter.

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Frequently Asked Questions About Voting and the Annual Meeting
Q    What happens if I do not indicate my voting instructions for one or more of the matters on my proxy card?
A    If you execute and return your proxy but do not give voting instructions, your shares will be voted as recommended by the Board. This means that unless your proxy is otherwise marked, properly executed proxies will be: (1) voted FOR the election of each of the director nominees; (2) voted FOR each of the other proposals other than Item 7; and (3) voted AGAINST Item 7.
Q    Can I revoke or change my voting instructions after I deliver them?
A    Shareholders of record may revoke their proxy or change their votes at any time before their proxy is voted at the meeting by timely giving a written revocation notice to our Secretary before the virtual meeting, by timely delivering a proxy bearing a later date or by voting during the virtual meeting. Joining the virtual meeting will not be enough to revoke your proxy. Beneficial shareholders may revoke or change their voting instructions by contacting the broker, bank, or nominee that holds their shares.
Q    Could other matters be considered and voted upon at the meeting?
A    Our Board does not expect to bring any matter before the meeting other than those listed in this proxy statement. Further, management has not timely received any notice that a shareholder desires to present any additional matter for action at the meeting in accordance with our Bylaws (which are described below under “—What is the deadline to propose actions for consideration at the 2027 annual meeting of shareholders or to nominate individuals to serve as directors?”) and is otherwise unaware of any matter to be considered by shareholders at the meeting other than those matters specified in the accompanying notice of the meeting. Our proxy and voting instruction cards, however, will confer discretionary voting authority with respect to any other matter that may properly come before the meeting. It is the intention of the persons named therein to vote in accordance with their best judgment on any such matter.
Q    What is the quorum requirement for the meeting?
A    Our Bylaws provide that the presence at the meeting, including by proxy, of a majority of the outstanding Voting Shares constitutes a quorum to organize the meeting. For these purposes, abstentions and broker non-votes are counted as being present.
Q    How do I participate in the annual meeting?
A    This year’s annual meeting will be held in a virtual format through a live webcast.
You are entitled to participate in the annual meeting if you were a record shareholder as of the close of business on March 23, 2026, the Record Date, or if you hold a valid proxy for the meeting. To participate, including to vote, in the annual meeting at www.virtualshareholdermeeting.com/LUMN2026, you must enter the 16-digit control number found next to the label “Control Number” on your Notice, proxy card, or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial shareholder and your voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the annual meeting with the 16-digit control number indicated on that Notice or voting instruction form. Otherwise, beneficial shareholders should contact their broker, bank, nominee, or other institution with whom you hold your account (preferably at least five days before the annual meeting) and obtain a 16-digit control number in order to be able to attend, participate in or vote at the annual meeting. If you are a beneficial shareholder, you may contact the broker, bank, or other institution with whom you hold your account if you have questions about obtaining your control number.
The question and answer session of the meeting will include questions submitted in advance of, and questions submitted live during, the annual meeting. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number. Questions may be submitted during the virtual annual meeting by following the instructions on your log-in screen.
We encourage you to access the annual meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on May 20, 2026.

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Frequently Asked Questions About Voting and the Annual Meeting
Q    How can I view a list of shareholders entitled to vote at the annual meeting?
A    We will make a list of shareholders of record as of the record date available for inspection by shareholders of record for any purpose germane to the annual meeting from [     ], 2026 through May 20, 2026 during normal business hours at our headquarters located at 100 CenturyLink Drive, Monroe, Louisiana. We request that you contact us in advance by phone at (318) 388-9000 or by email at investor.relations@lumen.com to confirm someone will be present to assist you. The list will also be available to shareholders of record on the meeting website at www.virtualshareholdermeeting.com/LUMN2026 during the virtual annual meeting webcast.
Q    What can I do if I need technical assistance during the annual meeting?
A    The virtual meeting platform is fully supported across major browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. If you encounter any difficulties accessing the virtual annual meeting webcast, please call the technical support number that will be posted on the annual meeting website log-in page.
Q    Who sets the rules regarding conduct at the meeting?
A    Under our Bylaws, the Chairman has broad responsibility and legal authority to conduct the meeting in an orderly and timely manner. This authority includes establishing rules for shareholders who wish to address the meeting. Copies of these rules will be available during the virtual annual meeting webcast on the meeting website at www.virtualshareholdermeeting.com/LUMN2026. The Chairman may also exercise broad discretion regarding (1) recognizing shareholders who wish to speak, (2) determining the extent of discussion on each item of business, and (3) consolidating the Company’s response to similar questions. In light of the need to conduct all necessary business and to conclude the meeting within a reasonable period of time, we cannot assure you that each question submitted will be addressed.
Q    What happens if the meeting is postponed or adjourned?
A    The Board of Directors may postpone the meeting and the Chairman or a majority of Voting Power present may adjourn the meeting. Unless a new record date is fixed, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted in the manner noted above.
Q    Who pays the cost of soliciting proxies?
A    The Board, on behalf of the Company, is soliciting the proxy accompanying this proxy statement. Proxies may be solicited by Lumen officers, directors and employees, none of whom will receive any additional compensation for their services. Alliance Advisors, LLC may solicit proxies at a cost we anticipate will not exceed $50,000. These solicitations may be made personally or by mail, telephone, messenger, email, or other electronic transmission. Lumen will pay persons holding our Common Shares in their names or in the names of nominees, but not owning such shares beneficially, such as brokerages, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Lumen will pay all proxy solicitation costs.
Q    What is householding?
A The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices or other annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice, Proxy Statement and other proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are our shareholders will be householding our proxy materials. The proxy materials will be delivered in one single envelope to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you hold your shares through a broker and would prefer to receive separate proxy materials, please notify your broker. If you hold your shares directly and would prefer to receive separate proxy materials, please submit a written request to our Corporate Secretary at 100 CenturyLink Drive, Monroe, Louisiana 71203 or contact Broadridge Financial Solutions, Inc. at (866) 540-7095. Shareholders who currently receive multiple copies of the proxy materials

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Frequently Asked Questions About Voting and the Annual Meeting
at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered.
Q    What is the deadline to propose actions for consideration at the 2027 annual meeting of shareholders or to nominate individuals to serve as directors?
A    You may submit proposals, including director nominations, for consideration at future annual meetings of shareholders.
Shareholder Proposals in the Proxy Statement. To be eligible for inclusion in our 2027 proxy materials, any shareholder proposal generally must be received by [  ], 2026 and must comply with Rule 14a-8 under the Exchange Act.
Director Nominations in the Proxy Statement. Our Bylaws permit a shareholder or group of up to 10 shareholders who have owned at least 3% of our outstanding Common Shares continuously for at least the previous three years to submit director nominees for inclusion in our 2027 proxy materials if the nominating shareholder(s) satisfies the requirements specified in our Bylaws. The number of shareholder-nominated candidates appearing in any of our annual meeting proxy materials cannot exceed 20% of the number of directors then serving on the Board as of December [  ], 2026 (or such later deadline for notices of nominations as described below), rounded down to the nearest whole number. With respect to shareholder-nominated candidates as directors submitted for inclusion in our 2027 proxy materials, written notice of nominations must be provided by the shareholder proponent(s) to us in accordance with our Bylaws. The notice generally must be received by [  ], 2026. (If the date of the 2027 annual meeting is more than 30 days before or after May 20, 2027, please consult our Bylaws to determine the applicable deadline.)
Other Proposals and Nominations. In addition, our Bylaws require shareholders to furnish timely advance written notice of their intent to nominate a director or bring any other matter before a shareholders’ meeting, whether or not they wish to include their candidate or proposal in our proxy materials. In general, notice must be received in writing by our Secretary, addressed in the manner specified below, between November 21, 2026 and February 19, 2027 and must contain various information and comply with all applicable provisions as specified in our Bylaws. (If the date of the 2027 annual meeting is more than 30 days before or more than 60 days after May 20, 2027, please consult our Bylaws to determine the applicable deadline.) In addition to satisfying the foregoing requirements under our Bylaws, shareholders who intend to solicit proxies in conformity with the SEC’s universal proxy rules in support of director nominees other than our nominees must generally provide notice to our Secretary at the address noted below that sets forth the information required by Rule 14a-19 under the Exchange Act and, to the extent not otherwise required by our Bylaws, such incremental notice must be provided no later than March 21, 2027. (If the date of 2027 annual meeting is more than 30 days before or after May 20, 2027, please consult Rule 14a-19(b) under the Exchange Act to determine the applicable deadline.)
General. All proposals and nominations must be in writing and received by the applicable deadline(s) described above at our principal executive offices at 100 CenturyLink Drive, Monroe, Louisiana 71203, Attention: Corporate Secretary. If we do not receive a proposal or nomination by the deadline(s) described above or if any nomination or proposal fails to comply with our Bylaws procedures, we may exclude or disregard such proposal or nomination. The summaries above are qualified in their entirety by reference to the full text of our Bylaws and Rules 14a-8 and 14a-19 under the Exchange Act. You may obtain a full copy of our Bylaws by reviewing our reports filed with the SEC, by accessing our website at www.lumen.com or by contacting our Secretary in the manner specified below.
Proxies granted by a shareholder will give discretionary authority to the proxy holders to vote on any matters introduced pursuant to the above-described advance notice provisions, subject to applicable SEC rules.

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Other Information
Proxy Materials
As described further above, most shareholders will receive only a written notice of how to access our proxy materials and will not receive printed copies of the proxy materials unless requested. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting the materials in the notice.
The full set of our materials include:
•the notice and proxy statement for the meeting;
•a proxy or voting instruction card; and
•our 2025 Annual Report furnished in the following multiple parts: (1) our 2025 Annual Financial Report, which constitutes Appendix B to this proxy statement, (2) the letters from our CEO, Incoming and Retiring Chairmen and HRCC Chair included within this document (the “Supplemental Letters”), (3) biographical information regarding our directors and executive officers included within this document, (4) the performance graph included within this document and (5) the additional information found on the last page of this document (following Appendix F).
Annual Financial Report
Appendix B includes our 2025 Annual Financial Report, which is excerpted from portions of our Annual Report on Form 10-K for the year ended December 31, 2025, that we filed with the SEC on February 20, 2026. In addition, we have provided you with a copy of, or access to, the Supplemental Letters. None of these documents are a part of our proxy soliciting materials.
You may obtain a copy of our Form 10-K report without charge by writing to Corporate Secretary, Lumen Technologies, Inc., 100 CenturyLink Drive, Monroe, Louisiana 71203, or by visiting our website at www.lumen.com.
You may view online this proxy statement and related materials at www.proxyvote.com.
By Order of the Board of Directors

Chris D. Stansbury,
Executive Vice President and
Chief Financial Officer
[     ], 2026

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Appendix A
Non-GAAP Reconciliations
Description of Non-GAAP Metrics
Pursuant to Regulation G and Item 10(e) of Regulation S-K, the Company is hereby providing (i) definitions of non-GAAP financial metrics that are used in the sections of the proxy statement under the headings “About Lumen,” “Compensation Discussion & Analysis—Section One—Executive Summary” and “Compensation Discussion & Analysis—Section Five— Compensation Design, Awards, and Payouts for 2025” and (ii) reconciliations of these metrics to the most directly comparable GAAP measures.
The following describes and reconciles those financial measures as reported under accounting principles generally accepted in the United States (GAAP) with those financial measures as adjusted by the items detailed below. These calculations are not prepared in accordance with GAAP and should not be viewed as alternatives to GAAP. In keeping with its historical financial reporting practices, the Company believes that the supplemental presentation of these calculations provides meaningful non-GAAP financial measures to help investors understand and compare business trends among different reporting periods on a consistent basis.
We use the term Special Items as a non-GAAP measure to describe items that impacted a period’s statement of operations for which investors may want to give special consideration due to their magnitude, nature or both. We do not call these items non-recurring because, while some are infrequent, others may recur in future periods.
The largest components of our Special Items reflected in this release are one-time or unusual charges, including charges for goodwill impairment and gains or losses associated with the early retirement of debt or sale of investments. The other main components of our Special Items include Modernization and Simplification costs, Transaction and Separation costs, and Income from Transition and Separation Services. Modernization and Simplification costs are associated with a multi-year transformation initiative to streamline our network infrastructure, product portfolio, and IT systems, and to modernize our workforce to deliver $1 billion in annualized cost savings on a run-rate basis exiting 2027. Transaction and Separation costs are primarily associated with providing certain transition services in connection with our divestitures and costs related to certain debt transactions which were unusual and infrequent. Income from Transition and Separations Services includes charges we have billed for certain services provided to the purchasers in connection with our recent divestitures. Other primarily includes the recognition of previously deferred gain on our sale of select CDN contracts and the recognition of losses on disposal of certain operating assets.
In connection with setting performance targets for purposes of executive compensation, the Company from time to time uses modified versions of the non-GAAP metrics referred to below. For further information of such modifications, see “Compensation Discussion & Analysis—Section Five—Compensation Design, Awards, and Payouts for 2025—Goal Setting Process and Incentive Program Guidelines.”
Adjusted EBITDA ($) is defined as net income (loss) from the Statements of Operations before income tax (expense) benefit, total other income (expense), depreciation and amortization, stock-based compensation expense and impairments.
Adjusted EBITDA Margin (%) is defined as Adjusted EBITDA divided by total revenue.
Management believes that Adjusted EBITDA and Adjusted EBITDA Margin are relevant and useful metrics to provide to investors, as they are an important part of our internal reporting and are key measures used by management to evaluate profitability and operating performance of Lumen and to make resource allocation decisions. Management believes such measures are especially important in a capital-intensive industry such as telecommunications. Management also uses Adjusted EBITDA and Adjusted EBITDA Margin (and similarly uses these terms excluding Special Items) to compare our performance to that of our competitors and to eliminate certain non-cash and non-operating items in order to consistently measure from period to period our ability to fund capital expenditures, fund growth, service debt and determine bonuses. Adjusted EBITDA excludes non-cash stock compensation expense and impairments because of the non-cash nature of these items. Adjusted

A-1
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix A
EBITDA also excludes interest income, interest expense and income taxes. Adjusted EBITDA also excludes depreciation and amortization expense because these non-cash expenses primarily reflect the impact of historical capital investments, as opposed to the cash impacts of capital expenditures made in recent periods, which may be evaluated through cash flow measures. Adjusted EBITDA further excludes the gain (or loss) on extinguishment and modification of debt and other income (expense), net, because none of these items are related to the primary business operations of Lumen.
There are material limitations to using Adjusted EBITDA as a financial measure, including the difficulty associated with comparing companies that use similar performance measures whose calculations may differ from our calculations. Additionally, by excluding the above-listed items, Adjusted EBITDA may exclude items that investors believe are important components of our performance. Adjusted EBITDA and Adjusted EBITDA Margin (either with or without Special Items) should not be considered a substitute for other measures of financial performance reported in accordance with GAAP.
Free Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures as disclosed in the Statements of Cash Flows. Management believes that Free Cash Flow is a relevant metric to provide to investors, as it is an indicator of our ability to generate cash to service our debt. Free Cash Flow excludes cash used or received for acquisitions, divestitures, principal repayments and the impact of exchange rate changes on cash and cash equivalents balances.
There are material limitations to using Free Cash Flow to measure our performance as it excludes certain material items that investors may believe are important components of our cash flows. Comparisons of our Free Cash Flow to that of some of our competitors may be of limited usefulness since until recently we did not pay a significant amount of income taxes due to net operating loss carryforwards, and therefore, generated higher cash flow than a comparable business that does pay income taxes. Additionally, this financial measure is subject to variability quarter over quarter as a result of the timing of payments related to interest expense, accounts receivable, accounts payable, payroll and capital expenditures. Free Cash Flow (either with or without Special Items) should not be used as a substitute for net change in cash, cash equivalents and restricted cash on the Consolidated Statements of Cash Flows.

A-2

Appendix A
Non-GAAP Special Items
(Unaudited; $ in millions)

Special Items Impacting Adjusted EBITDA	2025	2024
Severance	$18	$130
Consumer and other litigation	50	2
Net loss on sale of business	—	17
Transaction and separation costs(1)	353	282
Modernization and simplification(2)	273	—
Other(3)	50	(6)
Real estate transactions	3	69
Total Special Items impacting Adjusted EBITDA	$747	494
Additional Special Items Impacting Net Loss
Goodwill impairment	$628	$—
Net loss (gain) on early retirement of debt(4)	740	(348)
Income from transition and separation services(5)	(156)	(157)
Gain on sale of investment	—	(205)
Tax effect of Special Items impacting Net Loss(6)	(346)	66
Total Special Items Impacting Net Loss	$1,613	(150)
Special Items Impacting Cash Flows
Severance	$20	$133
Consumer and other litigation	70	1
Transaction and separation costs(1)	181	254
Modernization and simplification(2)	539	—
Income from transition and separate services(5)	(140)	(104)
Total Special Items Impacting Cash Flows	$670	284
(1)Reflects transaction and separation costs associated with (i) the Q2 2025 expense of $49 million for fees related to the voluntary relinquishment of our funding received under the Federal Communications Commission’s Rural Digital Opportunity Fund, (ii) the recently completed sale of our Mass Markets Fiber-to-the-Home business, including approximately 95% of Quantum Fiber in 11 states to AT&T, (iii) our 2022 and 2023 divestitures, (iv) our March 22, 2024 debt transaction support agreement and our September 24, 2024 exchange offer and (v) evaluation of other potential transactions..
(2)Includes costs incurred related to network infrastructure, product portfolio, IT systems, and workforce modernization designed to deliver $1 billion annualized in cost savings on a run-rate basis exiting 2027.
(3)Includes primarily (i) the recognition in Q1 2024 previously deferred gain on sale of select CDN contracts in October 2023, based on the transfer of remaining customer contracts as of March 31, 2024 and (ii) the recognition of a loss on disposal of certain operating assets in Q2 2024 and Q1 2025.
(4)Reflects primarily net loss (gain) as a result of (i) cash tender offers and refinancing of certain debt instruments and credit facilities in Q4, Q3, Q2 and Q1 2025, (ii) repurchase of $75 million aggregate principal amount of outstanding debt in Q2 2024 and (iii) the debt transaction support agreement and resulting debt extinguishment in Q1 2024.
(5)Reflects income from transition, separation and IT professional services provided to the purchasers in connection with our divestitures.
(6)Tax effect calculated using the annualized effective statutory tax rate, excluding any non-recurring discrete items.

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Appendix A
Adjusted EBITDA Non-GAAP Reconciliation
(Unaudited; $ in millions)

	2025	2024
Net loss	$(1,739)	$(55)
Income tax benefit	(977)	(175)
Total other expense, net	1,904	690
Depreciation and amortization expense	2,749	2,956
Stock-based compensation expense	48	29
Goodwill impairment	628	—
Adjusted EBITDA	$2,613	3,445
Add back: Severance(1)	$18	$130
Add back: Consumer and other litigation(1)	50	2
Add back: Net loss on sale of businesses(1)	—	17
Add back: Transaction and separation costs(1)	353	282
Add back: Modernization and simplification(1)	273	—
Add back (remove): Other(1)	50	(6)
Add back: Real estate transactions(1)	3	69
Adjusted EBITDA excluding Special Items	$3,360	3,939
Net loss excluding Special Items(1)	$(126)	$(205)
Total revenue	$12,402	$13,108
Net loss margin	(14.0%)	(0.4%)
Net income margin, excluding Special Items	(1.0%)	(1.6%)
Adjusted EBITDA margin	21.1%	26.3%
Adjusted EBITDA margin excluding Special Items	27.1%	30.1%
(1)Refer to Non-GAAP Special Items table for details of the Special Items included above.
Free Cash Flow Reconciliation
(Unaudited; $ in millions)

	2025	2024
Net cash provided by operating activities	$4,738	$4,333
Capital expenditures	(4,367)	(3,231)
Free Cash Flow	371	1,102
Add back: Severance(1)	20	133
Add back: Consumer and other litigation(1)	70	1
Add back: Transaction and separation costs(1)	181	254
Add back: Modernization and simplification(1)	539	—
Remove: Income from transition and separation services(1)	(140)	(104)
Free Cash Flow excluding cash Special Items	$1,041	1,386
(1)Refer to Non-GAAP Special Items table for details of the Special Items impacting cash flow included above.
Statistical Data
Statistical data regarding broadband-enabled locations refers to the total number of units capable of receiving the Company’s broadband services at period end. For information on how we calculate the amount of our fiber route miles or on-net buildings, please see our Annual Report on Form 10-K for the year ended December 31, 2025. Other companies may use different methodologies to count their broadband enabled units or to calculate their other statistical data.

A-4

Appendix B
Annual Financial Report
Index to Annual Financial Report
December 31, 2025
The materials included in this Appendix B are excerpted from Items 5, 7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2025. We filed the Form 10-K with the Securities and Exchange Commission on February 20, 2026, and have not updated any of the following excerpted materials for any changes or developments since such date. Please see the Form 10-K for additional information about our business and operations.
*    All references to “Notes” in this Appendix B refer to these Notes.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
ITEM 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
Market Information
Our common stock is listed on the New York Stock Exchange ("NYSE") and the Berlin Stock Exchange and is traded under the symbol LUMN and CYTH, respectively.
Holders
At February 17, 2026, there were approximately 70,542 stockholders of record, although there were significantly more beneficial holders of our common stock.
Recent Sales of Unregistered Securities
None.
Issuer Purchases of Equity Securities
The following table contains information about shares of our previously-issued common stock that we withheld from employees upon vesting of their stock-based awards during the fourth quarter of 2025 to satisfy the related tax withholding obligations:

	Total Number of Shares Withheld for Taxes	Average Price Paid Per Share
Period
October 2025	18,661	$6.60
November 2025	53,795	10.27
December 2025	26,442	7.89
Total	98,898
ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) provides an overview of our financial performance, liquidity, and the business environment in which we operate. This discussion is intended to help readers understand our results and key factors influencing our operations. The MD&A should be read together with our audited consolidated financial statements and accompanying notes included in Item 8. All references to “Notes” in this section refer to the Notes to Consolidated Financial Statements in Item 8.
This section includes forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed or implied. For a discussion of these risks, see “Special Note Regarding Forward-Looking Statements” immediately prior to Item 1 and “Risk Factors” in Item 1A.
The MD&A generally discusses results for the years ended December 31, 2025 and 2024, including year-over-year comparisons between these periods. For discussions of 2023 results and comparisons between 2024 and 2023 that are not in this document, refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Item 7 of Part II of our Annual Report on Form 10-K for the year ended December 31, 2024. We reclassified certain prior period amounts to conform to the current period presentation, including the recategorization of our Business revenue by product category and sales channel in our segment reporting for 2024 and 2023.

B-2

Appendix B
Overview
We are a leading digital networking services company, empowering enterprise businesses to fuel growth in a multi-cloud, AI-first marketplace by connecting people, data, and applications quickly, securely, and effortlessly. We operate in a rapidly evolving landscape with growing demand for secure, high-speed connectivity. Our strategy focuses on growing and transforming our network and business to deliver next-generation solutions that meet these needs and build the backbone of the AI economy.
Reporting Segments
Our reporting segments are currently organized by customer focus.
•Business segment: Serves enterprise and wholesale customers through five distinct sales channels: Large Enterprise, Mid-Market Enterprise, Public Sector, Wholesale, and International and Other. Revenue is reported under four product categories: Grow, Nurture, Harvest, and Other.
•Mass Markets segment: Serves residential and small business customers. Revenue is reported under three product categories: Fiber Broadband, Other Broadband, and Voice and Other.
From time to time, we may change the categorization of our products and services. For additional information see Note 16 — Segment Information and Note 4 — Revenue Recognition in Item 8.
As of December 31, 2025, we served 2.4 million broadband subscribers under our Mass Markets segment. Our methodology for counting broadband subscribers may be different than the methodologies used by other companies.
2026 Divestiture
On May 21, 2025, we entered into a definitive agreement to sell our Mass Markets Fiber-to-the-Home business in the Territory to AT&T (the "Mass Markets Fiber-to-the-Home divestiture"). On February 2, 2026, we completed the Mass Markets Fiber-to-the-Home divestiture in exchange for pre-tax cash proceeds of $5.75 billion, subject to post-closing adjustments. In connection with the sale, we have entered into a transition services agreement under which we will provide to AT&T various support services and certain long-term agreements under which we and AT&T will provide to each other various network and other commercial services.
Current Business Environment and Macroeconomic Factors
The macroeconomic environment in which we operate remains dynamic and continues to affect our business. Key factors that have impacted us and our customers include:
•Revenue mix: Shifts in technology and economic conditions have driven us to continuously review our strategy and as such, we expect to see continued reduction in legacy voice, broadband, and other legacy services, while fueling growth in our strategic products.
•Inflationary pressures and build costs: Rising costs for labor, materials, and energy have increased operating expenses and capital expenditures, particularly to support our continued PCF buildout and other network transformations.
•Supply constraints: Shortages of critical components and other materials have slowed certain network expansion efforts.
•Customer behavior: Certain customers have delayed purchasing decisions, which has occasionally impacted sales cycles.
To date, we do not believe these factors have materially impacted our financial performance or position. However, ongoing economic and geopolitical uncertainty, tariffs, inflation, and supply constraints could increase costs, reduce revenues, delay network expansion, or disrupt service delivery, which could materially impact our results. If these conditions persist, our projected cash flows and market capitalization could decline. For further information relating to these matters, see “— Trends Impacting Our Operations” below and "Risk Factors" in Item 1A.
We are actively managing these challenges through disciplined capital allocation, cost optimization, and strategic investments in network infrastructure. We believe these actions position us to navigate current macroeconomic conditions while pursuing long-term growth opportunities.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
We expect continued demand for high-capacity, low-latency connectivity solutions, supported by enterprise digital transformation and government broadband programs. While macroeconomic uncertainty and competitive pressures present risks, we believe our transformation initiatives position us to deliver long-term value.
Trends Impacting Our Operations
Our operations are shaped by evolving technology, customer expectations, and market dynamics. Key trends that impact us, and will continue to impact us, include:
•Automation and digital innovation: Growing demand for automated experiences and advanced technologies like AI and multi-cloud platforms requires ongoing investment in technology and infrastructure to enhance service quality and reduce costs.
•Legacy decline and margin pressure: Legacy wireline services continue to shrink, while newer offerings often deliver lower margins — especially those involving third-party connectivity — necessitating cost optimization and pricing discipline.
•Globalization and network expansion amid cost pressures: Distributed business models drive demand for high-capacity, low-latency networks. We are expanding our network capacity to capture growth, while managing vendor cost increases and dis-synergies from recent divestitures.
•Monetizing network assets with execution risk: We aim to generate revenue through custom connectivity solutions, including PCF, by leveraging excess conduit and fiber assets. These opportunities can be significant but depend on market demand, regulatory conditions, and timely execution.
These and other developments and trends impacting our operations are discussed in "Risk Factors" in Item 1A and elsewhere throughout MD&A.
Results of Operations
In this section, we discuss our overall results of operations and highlight special items that are not included in "SEGMENT RESULTS", which covers the performance of our two reporting segments in more detail.
Operating Revenue
The following table summarizes our consolidated operating revenue by segment and sales channels within the Business segment as described in Note 4 — Revenue Recognition in Item 8:

	Years Ended December 31,			2025 vs 2024 % Change	2024 vs 2023 % Change
	2025	2024	2023
	(Dollars in millions)
Business Segment:
Large Enterprise	$2,979	3,039	3,171	(2%)	(4%)
Mid-Market Enterprise	1,973	2,212	2,490	(11%)	(11%)
Public Sector	1,904	1,856	1,791	3%	4%
Wholesale	2,714	2,886	3,152	(6%)	(8%)
International and Other	325	373	982	(13%)	(62%)
Business Segment Revenue	9,895	10,366	11,586	(5%)	(11%)
Mass Markets Segment Revenue	2,507	2,742	2,971	(9%)	(8%)
Total operating revenue	$12,402	13,108	14,557	(5%)	(10%)
Operating revenue decreased $706 million in 2025 compared to 2024. See our segment results below for information on the drivers of revenue.
Operating revenue decreased $1.4 billion in 2024 compared to 2023, primarily due to $547 million from the sale of the EMEA business and the sale of select CDN contracts in the fourth quarter of 2023.

B-4

Appendix B
Operating Expenses
The following table summarizes our operating expenses; however, these expense categories may not be comparable to those of other companies:

	Years Ended December 31,		% Change
	2025	2024
	(Dollars in millions)
Cost of services and products (exclusive of depreciation and amortization)	$6,638	6,703	(1%)
Selling, general and administrative	3,199	2,972	8%
Net loss on sale of businesses	—	17	nm
Depreciation and amortization	2,749	2,956	(7%)
Goodwill impairment	628	—	nm
Total operating expenses	$13,214	12,648	4%
nm    Percentages greater than 200% and comparisons between positive and negative values or to/from zero values are considered not meaningful.
Cost of Services and Products (exclusive of depreciation and amortization)
Cost of services and products (exclusive of depreciation and amortization) decreased $65 million in 2025 compared to 2024. This was primarily as a result of:
•a decrease of $114 million in equipment and maintenance expense;
•an offsetting increase of $26 million in professional fees; and
•an offsetting increase of $17 million in employee-related expenses.
Selling, General and Administrative
Selling, general and administrative expenses increased $227 million in 2025 compared to 2024. This was primarily as a result of:
•an increase of $72 million in hardware and software expenses;
•an increase of $56 million in employee-related expenses;
•an increase of $49 million in fees related to our voluntary relinquishment of FCC Rural Digital Opportunity Fund (“RDOF”) funding in the second quarter of 2025; and
•an increase of $40 million related to a loss on the sale of operating assets in the first half of 2025 and recognition in the first quarter of 2024 of a deferred gain on the sale of select CDN contracts.
Net Loss on Sale of Businesses
For a discussion of the net loss on the sale of businesses that we recognized for 2025 and 2024, see Note 2 — Divestitures in Item 8.
Depreciation and Amortization
The following table provides detail of our depreciation and amortization expense:

	Years Ended December 31,		% Change
	2025	2024
	(Dollars in millions)
Depreciation	$1,746	1,890	(8%)
Amortization	1,003	1,066	(6%)
Total depreciation and amortization	$2,749	2,956	(7%)

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Depreciation decreased $144 million in 2025 compared to 2024. This was primarily as a result of:
•a decrease of $104 million due to the discontinuation of the depreciation of the tangible assets of our Mass Markets Fiber-to-the-Home business held for sale during the second quarter of 2025;
•a decrease of $18 million from accelerated depreciation of CDN assets in 2024; and
•a decrease of $8 million due to decommissioned assets.
Amortization decreased $63 million in 2025 compared to 2024. This was primarily as a result of:
•a decrease of $45 million from accelerated amortization of software assets in 2024; and
•a decrease of $24 million associated with a net reduction in amortizable assets.
Further analysis of our segment operating expenses by segment is provided below in "Segment Results."
Goodwill Impairments
We are required to perform impairment tests related to our goodwill annually, which we perform as of October 31, or sooner if an indicator of impairment occurs. The classification of our Mass Markets Fiber-to-the-Home business as held for sale, as described in Note 2 — Divestitures in Item 8, was considered an event or change in circumstance which required an assessment of our goodwill for impairment as of April 30, 2025.
As of April 30, 2025, we had three reporting units for goodwill impairment testing, which are (i) Mass Markets, (ii) North America Business ("NA Business") and (iii) Asia Pacific ("APAC") region. When we performed our impairment tests during the second quarter of 2025, we concluded that the estimated fair value of our Mass Markets reporting unit was less than our carrying value of equity for this unit as of our testing date. As a result, we recorded non-cash, non-tax-deductible goodwill impairment charges aggregating to $628 million in the second quarter of 2025.
For a discussion of the goodwill impairment we recognized in 2025, see Note 3 — Goodwill and Intangible Assets in Item 8.
Other Consolidated Results
The following tables summarize our total other expense, net and income tax expense:

	Years Ended December 31,		% Change
	2025	2024
	(Dollars in millions)
Interest expense	$(1,284)	(1,372)	(6%)
Net (loss) gain on early retirement of debt	(740)	348	nm
Other income, net	120	334	(64%)
Total other expense, net	$(1,904)	(690)	176%
Income tax benefit	$(977)	(175)	nm
nm    Percentages greater than 200% and comparisons between positive and negative values or to/from zero values are considered not meaningful.
Interest Expense
Interest expense decreased $88 million in 2025 compared to 2024. This was primarily as a result of:
•a decrease in average outstanding long-term debt of 1.0 billion; and
•a decrease in average interest rate from 7.50% to 7.12%.
Net (Loss) Gain on Early Retirement of Debt
For a discussion of the debt transactions that resulted in the net (loss) gain on debt that we recognized in 2025 and 2024, see Note 7 — Long-Term Debt and Credit Facilities in Item 8.

B-6

Appendix B
Other Income, Net
Other income, net reflects certain items not directly related to our core operations, including:

	Years Ended December 31,
	2025	2024
	(Dollars in millions)
Pension and post-retirement net periodic expense	$(184)	(152)
Foreign currency gain (loss)	14	(25)
Gain on sale of investment	—	205
Loss on investment in limited partnership	—	(10)
Transition and separation services	156	157
Interest income	75	119
Other	59	40
Other income, net	$120	334
Income Tax Expense
For 2025 and 2024, our effective income tax rate was 36.0% and 76.1%, respectively. The effective tax rate for 2025 includes a $333 million favorable impact driven by statute of limitations releases on uncertain tax positions previously disclosed and for 2024 includes a $135 million favorable impact of the exclusion of cancellation of debt income under Section 108 of the Internal Revenue Code in 2024.
For additional information, see Note 15 — Income Taxes in Item 8 and "CRITICAL ACCOUNTING ESTIMATES — Income Taxes" below.
Segment Results
In this section we provide a reconciliation of segment revenue to total operating revenue and discuss the performance of our two reporting segments. Our segment performance measurement is segment adjusted earnings before interest, tax, depreciation and amortization ("EBITDA").
Results in this section include results of our EMEA business prior to its sale on November 1, 2023:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Operating revenue:
Business	$9,895	10,366	11,586
Mass Markets	2,507	2,742	2,971
Total operating revenue	$12,402	13,108	14,557
For additional information on our product and services categories and our reportable segments, see Note 4 — Revenue Recognition and Note 16 — Segment Information in Item 8.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Business Segment

	Years Ended December 31,			Percent Change
	2025	2024	2023	2025 vs 2024	2024 vs 2023
	(Dollars in millions)
Business Segment Product Categories:
Grow	$4,595	4,376	4,491	5%	(3%)
Nurture	2,501	2,959	3,487	(15%)	(15%)
Harvest	2,064	2,275	2,683	(9%)	(15%)
Other	735	756	925	(3%)	(18%)
Total Business Segment Revenue	9,895	10,366	11,586	(5%)	(11%)
Expenses:
Total expense	5,372	5,749	6,329	(7%)	(9%)
Total adjusted EBITDA	$4,523	4,617	5,257	(2%)	(12%)
Business Segment Revenue
Business segment revenue decreased $471 million in 2025 compared to 2024. Business segment revenue decreased $1.2 billion in 2024 compared to 2023 driven by a $547 million decrease from the sale of the EMEA business and the sale of select CDN contracts in the fourth quarter of 2023.
Business Segment Product Categories
For 2025 compared to 2024, and for 2024 compared to 2023, the following were the primary drivers within each product category:
•Grow increased $219 million in 2025. This was primarily as a result of:
–an increase of $112 million in revenue from dark fiber and conduit; and
–an increase of $74 million from growth in IP services.
•Grow decreased 115 million in 2024. This was primarily as a result of:
–a decrease of $272 million from the sale of the divested business in 2023;
–a decrease of $42 million in revenue from wavelength services;
–an offsetting increase of $112 million in revenue from dark fiber and conduit; and
–an offsetting increase of $107 million from growth in IP services.
•Nurture decreased $458 million in 2025. This was primarily as a result of:
–a decrease of $344 million principally attributable to declines in traditional VPN services; and
–a decrease of $116 million from declines in Ethernet services.
•Nurture decreased $528 million in 2024. This was primarily as a result of:
–a decrease of $88 million from the sale of the divested business in 2023;
–a decrease of $314 million principally attributable to declines in traditional VPN services; and
–a decrease of $117 million from declines in Ethernet services.
•Harvest decreased $211 million in 2025. This was primarily as a result of:
–a decrease of $162 million principally attributable to declines in legacy voice services;
–a decrease of $67 million from declines in other legacy products and services; and
–an offsetting increase of $17 million in private line revenue attributable primarily to temporary rate increases.
•Harvest decreased $408 million in 2024. This was primarily as a result of:
–a decrease of $70 million from the sale of the divested business in 2023; and
–a decrease of $252 million from declines in legacy voice services and private line services.

B-8

Appendix B
•Other decreased $21 million in 2025. This was primarily as a result of:
–a decrease of $11 million in SAP solutions consulting services; and
–a decrease of $7 million in equipment sales revenue.
•Other decreased $169 million in 2024. This was primarily as a result of:
–a decrease of $93 million from the sale of select CDN contracts in 2023; and
–a decrease of $29 million in equipment sales revenue.
Business Segment Expense
Business segment expense decreased $377 million in 2025 compared to 2024. This was primarily as a result of:
•a decrease of $277 million in overall network expense; and
•a decrease of $86 million in employee-related costs due to lower headcount.
Business segment expense decreased $580 million in 2024 compared to 2023. This was primarily as a result of:
•a decrease of $209 million from the sale of the EMEA business and select CDN contracts in 2023;
•a decrease of $166 million in overall network expense; and
•a decrease of $138 million in employee-related costs.
Business Segment Adjusted EBITDA
As a percentage of revenue, Business segment adjusted EBITDA was:

	Years Ended December 31,
	2025	2024	2023
Segment adjusted EBITDA as a percent of segment revenue	46%	45%	45%
Mass Markets Segment

	Years Ended December 31,			Percent Change
	2025	2024	2023	2025 vs 2024	2024 vs 2023
	(Dollars in millions)
Mass Markets Product Categories:
Fiber Broadband	$883	735	637	20%	15%
Other Broadband	950	1,168	1,394	(19%)	(16%)
Voice and Other	674	839	940	(20%)	(11%)
Total Mass Markets Segment Revenue	2,507	2,742	2,971	(9%)	(8%)
Expenses:
Total expense	1,111	1,246	1,415	(11%)	(12%)
Total adjusted EBITDA	$1,396	1,496	1,556	(7%)	(4%)
Mass Markets Segment Revenue
Mass Markets segment revenue decreased $235 million in 2025 compared to 2024 and decreased by $229 million in 2024 compared to 2023.
Mass Markets Product Categories
For 2025 compared to 2024, and for 2024 compared to 2023, the following were the primary drivers within each product category:
•Fiber Broadband increased $148 million in 2025 and increased $98 million in 2024. This was primarily as a result of growth in fiber customers, primarily driven by our increase in enabled locations from our Quantum Fiber buildout, prior to our divestiture of Mass Markets Fiber-to-the-Home, as discussed further in Note 2 — Divestitures in Item 8.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
•Other Broadband decreased $218 million in 2025 and decreased $226 million in 2024. This was primarily as a result of fewer customers for lower speed copper-based broadband services.
•Voice and Other decreased $165 million in 2025 and decreased $101 million in 2024. This was primarily as a result of continued loss of copper-based voice customers. 2025 additionally decreased $46 million due to the voluntary relinquishment of our funding received under the FCC's RDOF in the second quarter of 2025. See the Liquidity and Capital Resources—Federal Broadband Support Programs in this Part II Item 7 for more information.
Mass Markets Segment Expense
Mass Markets segment expense decreased $135 million in 2025 compared to 2024. This was primarily as a result of:
•a decrease of $62 million in employee-related costs due to lower headcount;
•a decrease of $20 million in overall network expense;
•a decrease of $18 million in marketing and advertising expense; and
•a decrease of $15 million decrease in professional fees.
Mass Markets segment expense decreased $169 million in 2024 compared to 2023. This was primarily as a result of:
•a decrease of $60 million in employee-related costs;
•a decrease of $36 million in other network related costs;
•a decrease of $33 million in professional fees; and
•a decrease of $10 million decrease in overall network expenses.
Mass Markets Segment Adjusted EBITDA
As a percentage of revenue, Mass Markets segment adjusted EBITDA was:

	Years Ended December 31,
	2025	2024	2023
Segment adjusted EBITDA as a percent of segment revenue	56%	55%	52%
Liquidity and Capital Resources
Overview of Sources and Uses of Cash
As a holding company, we rely on cash flows and capital resources from our subsidiaries to meet our parent-level liquidity needs. Access to subsidiary cash may be limited by debt terms, tax considerations, legal restrictions or other limitations; see "— Debt Instruments and Financing Arrangements" below and Note 7 — Long-Term Debt and Credit Facilities in Item 8.
Our primary source of liquidity is cash from operating activities. We also use our revolving credit facilities as a source of liquidity for operating activities and our other cash requirements. In addition, our recently completed Mass Markets Fiber-to-the-Home divestiture, which closed February 2, 2026, has generated significant cash proceeds subsequent to December 31, 2025, which have been primarily used to pay down debt as described below, but will also reduce our base of income-generating assets that generate our recurring cash from operating activities. Key uses of cash include operating expenses, capital expenditures, debt service, income taxes, share repurchases, pension contributions, and other benefit payments.
Key balances as of December 31, 2025 included:
•Cash and cash equivalents: $1.0 billion
•Revolving credit availability: $722 million
•Total consolidated indebtedness: $17.8 billion

B-10

Appendix B
As of December 31, 2025, $76 million of our cash and cash equivalents was held outside the U.S. Certain subsidiary debt covenants may limit upstreaming of cash. We currently believe there are no material restrictions on our ability to repatriate cash and cash equivalents into the United States, and that we may do so without paying or accruing significant U.S. or foreign taxes. Other than excess foreign cash held in India, we do not currently intend to repatriate to the United States material amounts of our foreign cash and cash equivalents. See Note 15 — Income Taxes for additional information.
We regularly review liquidity and capital allocation strategies with senior management and the Board of Directors, adjusting as strategies and conditions change.
Based on current assumptions, we believe our liquidity sources — operating cash flows, available cash, and credit capacity — will be sufficient to fund near-term requirements and strategic investments. For additional information on risks that could affect liquidity, see “Risk Factors — Financial Risks” in Item 1A.
Cash Flow Activities
The following table summarizes our consolidated cash flow activities:

	Years Ended December 31,		$ Change
	2025	2024
	(Dollars in millions)
Net cash provided by operating activities	$4,738	4,333	405
Net cash used in investing activities	(4,305)	(2,830)	1,475
Net cash used in financing activities	(1,319)	(1,851)	(532)
Operating Activities
Net cash provided by operating activities increased $405 million in 2025 compared to 2024. This was primarily as a result of:
•an increase in working capital due to general timing variability, as described below;
•an increase in deferred revenue related to receipt of advance cash payments pursuant to our recent sales of PCF solutions;
•an offsetting decrease due to higher net loss adjusted for non-cash expenses and gains; and
•an offsetting decrease due to the receipt of a federal income tax cash refund in the first quarter of 2024 which was not replicated in 2025.
Cash provided by operating activities is subject to variability period over period as a result of timing differences, including with respect to the collection of receivables and payments of interest expense, accounts payable, and bonuses.
For additional information about our operating results, see "Results of Operations" above.
Investing Activities
Net cash used in investing activities increased $1.5 billion in 2025 compared to 2024. This was primarily as a result of:
•an increase of $1.1 billion in capital expenditures; and
•an increase due to $319 million lower proceeds from sales of property, plant and equipment, and other assets.
Financing Activities
Net cash used in financing activities decreased $532 million in 2025 compared to 2024. This was primarily as a result of:
•an increase in net proceeds from issuance of long-term debt in 2025;
•an offsetting increase in net payments of long-term debt and revolving debt in 2025 compared to 2024; and
•an offsetting increase in debt extinguishment costs and fees, driven by the debt transactions in 2025 compared to those in 2024 described elsewhere herein.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
See Note 7 — Long-Term Debt and Credit Facilities in Item 8 for additional information on our outstanding debt securities.
Short-term Liquidity Needs
As of December 31, 2025, we held cash and cash equivalents of 1.0 billion and had approximately 722 million of borrowing capacity available under our 954 million revolving credit facilities, net of undrawn letters of credit. These resources, together with cash generated from operating activities and any remaining proceeds from the Mass Markets Fiber-to-the Home divestiture, which closed February 2, 2026, represent our primary sources of liquidity for the next 12 months.
As of December 31, 2025, based on our current capital allocation objectives, we project expenditures for the next 12 months to include, among others, the following:
•Capital expenditures: $3.2 to 3.4 billion, primarily for network modernization and fiber expansion.
•Debt service: 51 million in scheduled term loan amortization and 37 million of finance lease obligations.
•RDOF relinquishment: 99 million for remittance of awards and associated fees — see "Federal Broadband Support Programs" below for further details.
We expect to fund these expenditures primarily through operating cash flows, supplemented by available cash and borrowing capacity as needed. Based on current assumptions, we believe our liquidity sources will be sufficient to fund near-term requirements and strategic investments.
For additional information on short-term liquidity needs, see “Future Contractual Obligations” below.
Long-term Liquidity Needs
Beyond the next 12 months, we plan to refinance a substantial portion of maturing debt through future debt issuances, subject to market conditions and covenant restrictions. Our ability to access capital markets depends on credit ratings and prevailing interest rates, and we cannot assure favorable terms for future borrowings. We may also consider other sources of liquidity, such as equity offerings or asset dispositions, depending on market conditions.
For additional information on our credit ratings and factors that may affect our access to capital markets, see “— Future Debt Transactions” below.
For additional information on long-term liquidity needs, see “Future Contractual Obligations” below.
Impact of Strategic Transactions on Liquidity
Our liquidity and capital resources have been influenced by several strategic actions aimed at optimizing our financial position, enhancing flexibility, and supporting long-term transformation initiatives. Key actions include:
•Recent divestitures: The 2023 sale of our EMEA business and the 2026 sale of our Mass Markets Fiber-to-the-Home divestiture generated significant cash proceeds but reduced recurring operating cash flows. The Mass Markets Fiber-to-the-Home divestiture is also expected to reduce our Mass Markets fiber-related capital expenditures by approximately 1 billion annually. While this transaction is expected to reduce recurring revenue and operating cash flows, we believe it will sharpen our focus on enterprise and fiber growth and deliver significant cash proceeds to strengthen our financial position.
•PCF agreements: Advance payments under PCF agreements increased operating cash flow and deferred revenue. These payments vary by quarter and fund network expansion and simplification projects, which will increase capital expenditures. We expect to enter into additional agreements in the future to sell products and services as part of our PCF solutions but cannot provide any assurances as to these additional agreements or the anticipated benefits thereof. See "Risk Factors" in Item 1A.
We expect these and future transactions to influence cash flows, leverage, and investment capacity. While divestitures provide immediate liquidity and PCF agreements support network expansion, they also introduce variability in operating cash flows. We will continue to pursue opportunities aligned with our capital allocation priorities and market conditions.

B-12

Appendix B
Capital Expenditures
We regularly invest in capital projects to expand and improve services, enhance and modernize networks, fulfill contractual obligations, and strengthen our competitive position. Discretionary projects are evaluated based on strategic impact such as revenue growth, productivity, service levels, customer retention, and expected return on investment. Capital spending is influenced by demand, contractual and regulatory requirements, cash flow, and resource availability. We expect capital spending to be focused on:
•expanding our fiber network, including our other network capacity buildout plan;
•modernizing and enhancing network efficiency and reliability;
•developing new services; and
•replacing aging network assets.
These investments aim to improve service quality, drive innovation, and position us to meet future demand.
For additional details on our capital spending, see "Risk Factors" in Item 1A and “Cash Flow Activities — Investing Activities” and “Impact of Strategic Transactions on Liquidity,” above.
Debt Instruments and Financing Arrangements
Debt Instruments
In 2025, we actively managed our capital structure through a series of transactions designed to enhance financial flexibility and optimize our debt profile to address upcoming maturities and support ongoing transformation initiatives. These transactions reduced consolidated indebtedness and extended our weighted-average debt maturity profile.
Key debt balances as of December 31, 2025 included:
•Secured debt outstanding: $12.3 billion
•Unsecured debt outstanding: $5.3 billion
•Revolving credit availability: $722 million
For additional details on our debt and financing instruments and the debt activity below, see Note 7 — Long-Term Debt and Credit Facilities in Item 8.
2025 Debt Activity
Key transactions in 2025 included:
•Second Lien Notes Refinancing and Cash Tender Offers — Fourth Quarter: Level 3 Financing, Inc. issued $1.25 billion of 8.500% Senior Notes due 2036. Net proceeds, along with cash on hand, were used to retire the following of Level 3 Financing, Inc.'s Second Lien notes pursuant to cash tender offers:
–$434 million 3.875% Second Lien Notes due 2030;
–$703 million 4.500% Second Lien Notes due 2030; and
–$432 million 4.000% Second Lien Notes due 2031.
•Term Loan Repayments — Fourth Quarter: We and Level 3 Financing, Inc. repaid all $68 million of the outstanding former Term Loan B facilities due 2027.
•Second Credit Facilities Refinancing — Third Quarter: Level 3 Financing, Inc. amended and repriced its Term Loan B‑3 credit facility, replacing its Term Loan B‑3 with its Term Loan B‑4, maintaining $2.4 billion outstanding immediately following the transactions.
•First Lien Note Refinancings — Third Quarter: Level 3 Financing, Inc. issued $2.425 billion of 7.000% First Lien Notes due 2034. Net proceeds, and cash on hand, were used to redeem Level 3 Financing, Inc.'s then outstanding First Lien notes totaling approximately $2.1 billion, including:
–$1.4 billion First Lien 11.000% Senior Secured Notes due 2029; and
–$678 million 10.750% First Lien Notes due 2030.
•Cash Redemption — Third Quarter: Level 3 Financing, Inc. redeemed $350 million of its 10.000% Second Lien Notes due 2032 in exchange for cash.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
•First Lien Note Refinancing — Second Quarter: Level 3 Financing, Inc. issued $2.0 billion of 6.875% First Lien Notes due 2033. Net proceeds, and cash on hand, were used to redeem Level 3 Financing, Inc.'s then outstanding higher-coupon notes totaling $1.8 billion, including:
–$925 million First Lien 10.500% Senior Secured Notes due 2030;
–$668 million 10.500% First Lien Notes due 2029; and
–$167 million 11.000% First Lien Notes due 2029.
•First Credit Facilities Refinancing — First Quarter: Level 3 Financing, Inc. amended and repriced its Term Loan B‑1 and Term Loan B-2 credit facilities, replacing its Term Loan B-1 and B-2 with its Term Loan B-3, maintaining $2.4 billion outstanding immediately following the transaction, and extending maturity to 2032.
•Cash Redemptions — First Quarter: Lumen and Level 3 Financing, Inc. redeemed $202 million of unsecured Senior notes in exchange for cash.
For more details on the 2025 debt activity, see Note 7 — Long-Term Debt and Credit Facilities in Item 8.
2026 Debt Activity, to date:
Key transactions to date in 2026 included:
•Senior Secured Notes: Level 3 Financing, Inc. issued an additional $650 million of its 8.500% Senior Notes due 2036. Net proceeds from this offering were used to fund the purchase of $607 million of its Second Lien notes, including:
–$595 million 4.875% Second Lien Notes due 2029;
–$8 million 4.500% Second Lien Notes due 2030; and
–$4 million 3.875% Second Lien Notes due 2030
•Repurchases of Debt Instruments: Lumen applied $4.8 billion of the pre-tax proceeds from the Mass Markets Fiber-to-the-Home divestiture, along with cash on hand, to complete the following transactions:
–Redeem the following outstanding notes in full:
◦$439 million 10.000% Secured Notes due 2032;
◦$477 million 4.125% Superpriority Senior Secured Notes due 2030; and
◦$331 million 4.125% Superpriority Senior Secured Notes due 2029
–Repay all of the outstanding term loans due under our Superpriority Revolving/Term Loan A Credit Agreement; and
–Repay all of the outstanding amounts due under our Superpriority Term B Credit Agreement in full satisfaction and discharge of its obligations thereunder.
Liquidity and Credit Facilities Availability
As of December 31, 2025, we maintained $954 million of superpriority revolving credit facilities capacity, with none outstanding and $232 million in undrawn letters of credit, and $3.5 billion of drawn superpriority term loan facilities.
As of December 31, 2025, we had $234 million of total undrawn letters of credit, including $232 million issued under our revolving credit facilities and $2 million issued under a separate facility maintained by Lumen subsidiaries, the majority of which is collateralized by cash.
In addition to indebtedness under their above-mentioned credit agreements, Lumen and Level 3 Financing are indebted under their respective outstanding senior notes, and certain of Lumen's other subsidiaries are indebted under their respective outstanding senior notes.
For detailed terms, maturities, covenants, and outstanding balances, see Note 7 — Long-Term Debt and Credit Facilities in Item 8 and "— Other Matters" below.

B-14

Appendix B
Future Debt Transactions
Subject to market conditions, we expect to continue issuing debt securities as needed to refinance maturing obligations, including subsidiary debt, consistent with our capital allocation strategies and covenants. Availability, interest rates, and other terms of new borrowings will depend on credit ratings and market conditions, among other factors.
As of the filing date of this report, credit ratings for our and our subsidiaries' senior secured and unsecured debt were:

Borrower	Moody's Investors Service, Inc.	Standard & Poor's	Fitch Ratings(1)
Lumen Technologies, Inc.:
Unsecured	Caa1	B	BB
Secured	B3/Caa1	B+	BB
Level 3 Financing, Inc.:
Unsecured	B3	B-	B-
Secured	Ba3	B+	BB
Qwest Corporation:
Unsecured	Caa1	B	BB
(1)In February 2026, both Moody's and Fitch upgraded our corporate family ratings to B2 and B, representing a one-notch and two-notch upgrade, respectively.
Future changes in these ratings could impact our access to capital and borrowing costs. We cannot be certain that we will be able to borrow additional funds on favorable terms, or at all. See "Risk Factors — Financial Risks" in Item 1A.
Income Tax Obligations
Net Operating Loss Carryforwards
As of December 31, 2025, we had approximately $982 million of U.S. federal NOLs that may be used to offset future federal taxable income. A portion of the NOLs are subject to annual usage limits under Section 382 of the Internal Revenue Code. We have a Section 382 Rights Agreement in place through late 2026 to help preserve our ability to use these NOLs. We expect to use substantially all remaining NOLs in future years, but we cannot assure you we will be able to utilize these federal NOLs as projected or at all.
See Note 15 — Income Taxes in Item 8 and "Risk Factors — Financial Risks — We may not be able to fully utilize our NOLs" in Item 1A.
Tax Law Changes
In July 2025, the U.S. enacted H.R. 1, also known as the “One, Big Beautiful Bill Act” (the “OBBBA”), which permanently allows 100% bonus depreciation, immediate expensing for domestic R&D, and favorable changes to interest expense limitations. These provisions did not have a material impact on our 2025 effective tax rate but are expected to significantly reduce our federal income tax liability. We filed a refund claim for approximately $400 million of federal estimated income taxes in July 2025 that we anticipate receiving in the first half of 2026.
The Organization for Economic Co-operation and Development ("OECD") has issued Pillar Two model rules introducing a new global minimum corporate tax of 15% for tax years effective after December 31, 2023. While the U.S. has not adopted Pillar Two legislation, certain countries in which we operate have already adopted legislation to implement Pillar Two. On January 5, 2026, the OECD announced the Side-by-Side ("SbS") package, implemented as administrative guidance and modifying the operation of Pillar Two rules that would fully exempt U.S.-parented groups from the application of certain Pillar Two top-up taxes. The SbS package also extends the current Transitional Country-by-Country Reporting ("CbCR") Safe Harbor by one year, through the end of fiscal year of 2027. The Pillar Two rules have increased our compliance requirements but did not materially impact our 2025 results. We continue to monitor evolving global and domestic tax legislation and administrative guidance.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Tax Payments and Refunds
In addition to the expected refund described above, in January 2024, Lumen received a $729 million federal income tax refund, including interest. Future tax payments will depend on many factors, including our future earnings, tax law changes, and any taxable transactions.
Pension and Post-Retirement Benefit Obligations
We maintain significant pension and post-retirement benefit plans that require ongoing cash outflows and could affect our liquidity and financial flexibility. These obligations are sensitive to market conditions and actuarial assumptions, and adverse changes could increase funding requirements and reduce cash available for other uses.
Current Status
As of December 31, 2025, our unfunded obligations were:
•Pension plans: $588 million
•Post-retirement plans: $1.7 billion
The expected long-term rate of return on pension assets, net of administrative expenses, was 6.5% for 2025 and is 6.5% for 2026. Actual investment performance may differ substantially from these assumptions, which could influence future funding needs. Lower asset returns or interest rates could increase our obligations and may require additional contributions, reducing cash available for other uses. For additional details, see “CRITICAL ACCOUNTING ESTIMATES — Pension and Post-retirement Benefits” in Item 7 and Note 11 — Employee Benefits in Item 8.
Funding and Contributions
Benefits under the Combined Pension Plan are paid from its trust. Based on current laws and circumstances, we do not expect required contributions in 2026. Future contribution requirements will depend on factors such as investment performance, interest rates, demographics, plan changes, and funding regulations.
We may make voluntary contributions; none were made in 2025. We made a voluntary contribution to the trust for the Combined Pension Plan of $101 million in January 2026 and $170 million in 2024. Any required or voluntary contributions could reduce available cash and impact liquidity.
Settlements
We occasionally offer lump-sum settlements to certain former employees. Settlement accounting applies only when the total lump-sum payments exceed the settlement threshold, which equals the combined annual service cost and interest cost of the net periodic pension benefit expense. This threshold was not exceeded in 2025, 2024, or 2023. Future workforce reductions could result in annual lump-sum payments that trigger settlement accounting, potentially increasing earnings volatility.
Post-Retirement Benefits
Substantially all post-retirement health care and life insurance benefits are unfunded and paid from operating cash. Aggregate benefits paid under these plans, net of participant contributions and subsidies, were $172 million, $185 million, and $194 million for 2025, 2024, and 2023, respectively. In 2026, we currently expect to pay directly $181 million of post-retirement benefits, net of participant contributions and direct subsidies. See Note 11 — Employee Benefits in Item 8 for further discussion of expected future payments.

B-16

Appendix B
Future Contractual Obligations
We maintain obligations related to debt, leases, purchase commitments, and asset retirement, among others. Our estimated future obligations as of December 31, 2025 include:

	Footnote Reference	Current Obligation (within next 12 months)	Long-term Obligation (beyond next 12 months)	Total
		(Dollars in millions)
Long-term debt (excluding unamortized premiums, net and unamortized debt issuance costs)	Note 7 — Long-Term Debt and Credit Facilities	$88	17,727	17,815
Operating leases	Note 5 — Leases	366	1,551	1,917
Right-of-way agreements and purchase commitments	Note 17 — Commitments, Contingencies and Other Items	1,215	1,922	3,137
Asset retirement obligations	Note 9 — Property, Plant and Equipment	20	127	147
Pension and post-retirement benefit plans unfunded obligations	Note 11 — Employee Benefits	184	2,102	2,286
Total		$1,873	23,429	25,302
Federal Broadband Support Programs
The FCC's RDOF program aims to support broadband expansion in rural areas throughout America. Although we initially agreed to participate in the program in certain areas, as previously disclosed, we voluntarily relinquished the entirety of our RDOF awards. As a result, we will no longer receive funding through the RDOF program and recognized a reduction to revenue of $46 million in our consolidated statements of operations in the second quarter of 2025. We also incurred fees totaling $49 million in connection therewith, which are reflected in our operating expenses within our consolidated statements of operations. In January 2026, we paid the $95 million of revenue and fees summarized above, along with an additional $4 million relating to our 2024 relinquishment as repayment of funds previously received and remittance of the fees incurred.
Federal officials continue to advance broadband‑related proposals, and Congress has authorized a $65 billion program to expand broadband affordability and access. State and federal agencies are in the process of implementing these initiatives, and we expect that the release of associated funding may increase competition in newly served markets.
For additional information on these programs, see Note 4 — Revenue Recognition in Item 8, "Business — Regulation of Our Business" in Item 1, and "Risk Factors — Legal and Regulatory Risks" in Item 1A.
Other Matters
We maintain cash management and intercompany loan arrangements with most of our income-generating subsidiaries. Under these arrangements, a significant portion of subsidiary cash is periodically advanced or loaned to us or our service company affiliate. We repay these advances as needed to meet subsidiary cash requirements; however, at any point in time, we may owe a substantial amount to our subsidiaries. In accordance with GAAP, these balances are reflected on the subsidiaries’ balance sheets but eliminated in consolidation and therefore do not appear on our consolidated balance sheet. For additional information, see “Risk Factors” in Item 1A.
Our network includes a limited number of legacy lead-sheathed copper cables. Previous media reports regarding potential health and environmental risks associated with these cables have led to regulatory inquiries and lawsuits, and may result in legislative or regulatory actions, removal costs, compliance costs, or penalties. As of December 31, 2025, we have not recorded any accruals for such costs and will only accrue such costs when they become probable and reasonably estimable. For more information on related litigation and risks, see Note 17 — Commitments, Contingencies and Other Items in Item 8 and “Risk Factors” in Item 1A.
We are also involved in other legal proceedings that could materially affect our financial position. See Note 17 — Commitments, Contingencies and Other Items in Item 8.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Critical Accounting Estimates
The preparation of our consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of our assets, liabilities, revenue, and expenses. Certain policies and estimates are considered critical because they involve significant judgments and assumptions and could materially impact our financial statements. These include:
•goodwill and intangible assets;
•pension and post-retirement benefits;
•loss contingencies; and
•income taxes.
While we believe our estimates are reasonable based on information available at the time they were made, actual results may differ and could be material.
Goodwill and Intangible Assets
Historically, we had a significant amount of goodwill and have intangible assets that are assessed at least annually for impairment. As of December 31, 2025, intangible assets totaled $4.5 billion (excluding goodwill and intangible assets classified as held for sale), representing 13% of our total assets. Our remaining goodwill was fully impaired or reclassified as held for sale as of December 31, 2025. The impairment analyses of these assets are considered critical because of their significance to us and our segments, the subjective nature of certain assumptions used to estimate fair value, and because it can materially impact reported results and future expense.
Allocation and Amortization
Goodwill was allocated to our reporting units within the Business and Mass Markets segments when there is a change in composition. Intangible assets acquired in business combinations — such as goodwill, customer relationships, capitalized software, trademarks, and trade names — are recorded at estimated fair value at acquisition. Other intangible assets, primarily capitalized software, not arising from business combinations are initially recorded at cost.
Intangible assets without legal, regulatory, contractual, or other limiting factors are classified as indefinite-lived and are not amortized. For finite-lived intangible assets, we amortize using the straight-line method over the following estimated lives:
•Customer relationships: 7 - 14 years
•Capitalized software: 3 - 7 years
•Other intangible assets: 9 - 20 years
The amount of future amortization expense may differ materially from current amounts, depending on the results of our annual reviews.
Impairment Testing
Goodwill
Goodwill is tested annually as of October 31, or more frequently if events or changes in circumstances indicate potential impairment. We first consider qualitative factors. If necessary, we perform a quantitative test comparing the reporting unit’s estimated fair value to its carrying amount. If fair value is lower, we record a non-cash impairment charge for the difference.
Prior to the Mass Markets Fiber-to-the-Home business divestiture, we had three reporting units for goodwill testing: Mass Markets, NA Business, and APAC. Prior to the divestiture in 2023, the EMEA region was considered its own reporting unit. Our reporting units are not discrete legal entities with discrete full financial statements. Reporting units share assets and liabilities, which are allocated based on relative revenue or EBITDA. These allocations can materially affect fair value estimates. For each reporting unit, we compare its estimated fair value of equity to the carrying value of equity that we assign to the reporting unit.

B-18

Appendix B
Intangible Assets
Finite-lived intangible assets are evaluated for impairment when triggering events or changes in circumstances occur.
Fair Value Estimation
Depending on the facts and circumstances, we typically estimate the fair value of our reporting units by considering either or both of (i) a discounted cash flow method and (ii) a market approach.
Discounted Cash Flow Method
Under the discounted cash flow method, we estimate fair value by calculating the present value of projected cash flows over a discrete period plus a terminal value based on normalized future cash flows.
•Cash flow projections: Derived from estimates developed from our long-range plan, informed by industry trends — including wireline-specific factors — competitive landscape, product lifecycles, operational initiatives, and capital allocation strategies. These projections consider recent historical results and are consistent with our short-term financial forecasts and long-term business strategies.
•Discount rate: Determined using a weighted average cost of capital, reflecting market participant assumptions for cost of equity and after-tax cost of debt, and incorporating risks inherent in the projections.
•Terminal value: Represents expected normalized cash flows beyond the discrete projection period.
•Uncertainty: Actual cash flows may differ significantly from projections due to inherent uncertainties.
Market Approach
Under the market approach, we estimate fair value of a reporting unit based upon market multiples applied to the reporting unit’s revenue and EBITDA, adjusted for an appropriate control premium based on recent market transactions.
•Market multiples: Derived using publicly traded companies whose services and operating characteristics are comparable to ours.
•Revenue and EBITDA: Derived using actual results and estimates and assumptions related to the forecasted results for the remainder of the year, including revenues, expenses, and the achievement of certain strategic initiatives.
•Weighting: Revenue and EBITDA multiples are weighted based on the characteristics of each reporting unit.
•Control premium: Our implied control premium is a factor used to evaluate our fair value assessment and is evaluated for reasonableness, as described in the "Reconciliation" bullet below.
Our development of fair value estimates under both the discounted cash flow method and the market approach method are subject to inherent uncertainties and rely on assumptions about industry trends, competitive conditions, product lifecycles, and capital allocation.
•Reconciliation: Estimated fair values are reconciled to our market capitalization to ensure reasonableness compared to market transactions.
Sensitivity and Risk Factors
Changes in assumptions used in the discounted cash flow method or market approach — such as asset and liability allocations — can materially affect fair value estimates, and actual results could vary significantly from our estimates and assumptions.
We perform sensitivity analyses using a range of discount rates and EBITDA multiples and believe our methods and assumptions are reasonable. However, any changes to these inputs can significantly impact whether impairment charges are required and the magnitude of those charges.
For additional information on our goodwill balances by segment and results of our impairment analyses, see Note 3 — Goodwill and Intangible Assets in Item 8.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Pension and Post-retirement Benefits
We sponsor a noncontributory qualified defined benefit pension plan (the “Combined Pension Plan”), and several non-qualified pension plans for certain eligible highly compensated employees. Non-qualified plans are excluded from the disclosures below due to their immaterial impact on consolidated results. We also provide post-retirement health care and life insurance benefits to certain eligible retirees. See Note 11 — Employee Benefits in Item 8 for detailed plan descriptions, funding status, and investment strategies.
Our obligations are based on actuarial valuations requiring significant judgment and assumptions, including discount rate, mortality rates, and expected rate of return on plan assets. We consider these estimates critical because they involve complex actuarial models and significant judgment, and small changes can materially impact our financial condition and results of operations.
Key Assumptions
In computing our pension and post-retirement health care and life insurance benefit obligations, our most significant assumptions are the discount rate and mortality rates. In computing our periodic pension expense, our most significant assumptions are the discount rate and the expected rate of return on plan assets. In computing our post-retirement benefit expense, our most significant assumption is the discount rate.
Discount rate: The discount rate reflects the rate at which obligations could be settled at year-end, determined based on a cash flow matching analysis using hypothetical yield curves from high-quality U.S. corporate bonds and projected benefit payments. This process ensures a uniform rate that produces the same present value of the estimated future benefit payments as is generated by discounting each year’s benefit payments by spot rates derived from yields on the 60th–90th percentile of high-quality bonds.
Mortality rates: Mortality assumptions help predict the expected life of plan participants and are based on published tables from the Society of Actuaries (“SOA”), which update life expectancy projections for North America. We adopt new tables immediately upon release. No updates were issued in 2025, 2024, or 2023.
Expected rate of return: The expected return on plan assets is the long-term return we anticipate earning on the plans’ assets, net of administrative expenses. The rate is determined based on the strategic allocation of plan assets and long-term risk and return forecasts for each asset class. These forecasts are primarily derived from third-party investment management organizations, to which we add a factor of 50 basis points to reflect the benefit we expect to result from our active management of the assets. The rate is reviewed annually by management and our Board of Directors and adjusted as needed for market or investment strategy changes.
These assumptions are based on future events and are inherently uncertain, actual results may differ materially from estimates. Management monitors these assumptions regularly and updates them based on market conditions, plan experience, and other relevant factors.
Actuarial Losses and Gains
Actuarial gains and losses arise when actual experience differs from these assumptions or when assumptions are updated. These gains and losses are recorded in Other Comprehensive Income and amortized into earnings over time.
As of January 1, 2025, the Combined Pension Plan net actuarial loss balance was $1.4 billion with 65% subject to amortization over an average remaining service period of 9 years and 35% indefinitely deferred. As of January 1, 2025 the post-retirement benefit plans net actuarial gain balance was $404 million with 75% subject to amortization and 25% indefinitely deferred.
As of January 1, 2024 the Combined Pension Plan net actuarial loss balance was $1.4 billion with 64% subject to amortization over an average remaining service period of 13 years and 36% indefinitely deferred. As of January 1, 2024 the post-retirement benefit plans net actuarial gain balance was $337 million with 75% subject to amortization and 25% indefinitely deferred.
As of the January 1, 2023 the Combined Pension Plan net actuarial loss balance of $1.4 billion, 62% was subject to amortization over an average remaining service period of 14 years and 38% indefinitely deferred during 2023. As of January 1, 2023 the post-retirement benefit plans net actuarial gain balance was $371 million with 56% subject to amortization and 44% indefinitely deferred.

B-20

Appendix B
Sensitivity Analysis
Changes in any of the assumptions used could significantly affect benefit obligations and expenses. The following table illustrates the estimated impact on benefit obligations assuming a hypothetical one percentage point change in the discount rate.

	Percentage point change	Increase/(decrease) in Benefit Obligation as of December 31, 2025
		(Dollars in millions)
Combined Pension Plan discount rate	1%	$(316)
	(1%)	362
Post-retirement benefit plans discount rate	1%	(125)
	(1%)	125
Similarly, changes in mortality assumptions or asset return expectations could significantly affect net periodic benefit cost and other comprehensive income. Because these assumptions are inherently uncertain and based on future events, actual results may differ materially from estimates.
Loss Contingencies
We are involved in several potentially material legal proceedings, as described in Note 17 — Commitments, Contingencies and Other Items in Item 8. Accounting for these matters requires significant judgment due to inherent uncertainty, complex legal interpretations, and evolving circumstances. We recognize an expense when a loss is probable and reasonably estimable. Determining whether a loss is probable and reasonably estimable involves significant judgment and assumptions about future events. These assumptions include legal interpretations, regulatory developments, and estimates of potential exposure. Actual outcomes may differ from these estimates, and such differences could materially affect our consolidated financial statements. Changes in assumptions or new developments could significantly increase or decrease earnings.
We evaluate these and other pending or threatened tax and legal matters on a quarterly basis.
Income Taxes
Given the significant judgment, inherent complexity, uncertainty of outcomes, varying internal and external factors, and overall potential to materially impact our financial results, we consider various aspects related to income taxes to be critical accounting estimates.
Uncertain Tax Positions
We apply the “more-likely-than-not” threshold when determining uncertain tax positions. This involves significant uncertainty because it requires management to apply judgment and make assumptions when estimating exposures related to various tax positions. We do not recognize any portion of an uncertain tax position if, in our judgment, the position has less than a 50% likelihood of being sustained. The validity of any tax position is ultimately a matter of tax law; the body of statutory, regulatory, and interpretive guidance on the application of the law is complex and often ambiguous, particularly in certain non-U.S. jurisdictions in which we operate. As such, our judgments may not be upheld, which could materially affect our consolidated financial statements. Although we believe we have adequately reserved for our uncertain tax positions, no assurance can be given that the final tax outcome of these matters will not be adverse to Lumen and exceed the amount reserved. We evaluate these tax matters on a quarterly basis.
Deferred Taxes
Our provision for income taxes includes amounts for current and deferred tax consequences. Deferred tax assets and liabilities reflect future tax effects of:
•tax credit carryforwards;
•differences between financial statement carrying values of assets and liabilities and tax basis of those assets and liabilities; and
•NOLs and other tax attribute carryforwards.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Deferred taxes are computed using enacted tax rates expected to apply in the year in which the temporary differences are expected to affect taxable income. Changes in tax rates impacting deferred income tax assets and liabilities are recognized in earnings in the period of enactment.
The measurement of deferred taxes requires significant judgment related to the realization of tax basis. We evaluate whether tax positions taken in filed returns are more likely than not to be sustained upon audit. Determining applicable tax rates and timing of reversals involves judgment about future income apportionment among jurisdictions. Changes in our practices or these judgments could materially affect our financial condition and results of operations.
Valuation Allowances
We establish valuation allowances when it is more likely than not that some or all deferred tax assets will not be realized. This assessment considers recent pre-tax earnings, forecasts of future earnings, and the timing and nature of deductions and benefits, all of which involve the exercise of significant judgment. We review valuation allowances quarterly and adjust as needed for changes in tax law, interactions with taxing authorities, developments in case law, or other relevant factors.
As of December 31, 2025, we had a valuation allowance of $328 million, primarily related to state NOLs expected to expire unused. Future changes in earnings forecasts or the nature and estimated timing of future deductions and benefits may require adjustments to valuation allowances, which could materially impact our financial condition or results of operations.
We evaluate tax matters on a quarterly basis; see Note 15 — Income Taxes in Item 8 for additional details.
ITEM 8. Consolidated Financial Statements and Supplementary Data
Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors
Lumen Technologies, Inc.:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Lumen Technologies, Inc. and subsidiaries (the Company) as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive (loss) income, cash flows, and stockholders’ (deficit) equity for each of the years in the three-year period ended December 31, 2025, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2025, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated February 20, 2026 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

B-22

Appendix B
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Testing of revenue
As discussed in Note 4 to the consolidated financial statements, the Company recorded $12.4 billion of operating revenues for the year ended December 31, 2025. The processing and recording of revenue are reliant upon multiple information technology (IT) systems.
We identified the evaluation of the sufficiency of audit evidence over revenue as a critical audit matter. Complex auditor judgment was required in evaluating the sufficiency of audit evidence over revenue due to the large volume of data and the number and complexity of the revenue accounting systems. Specialized skills and knowledge were needed to test the IT systems used for the processing and recording of revenue.
The following are the primary procedures we performed to address this critical audit matter. We applied auditor judgment to determine the nature and extent of procedures to be performed over the processing and recording of revenue, including the IT systems tested. We evaluated the design and tested the operating effectiveness of certain internal controls related to the processing and recording of revenue. This included manual and automated controls over the IT systems used for the processing and recording of revenue. For a selection of transactions, we compared the amount of revenue recorded to a combination of Company internal data, executed contracts, and other relevant third-party data. In addition, we involved IT professionals with specialized skills and knowledge who assisted in the design and performance of audit procedures related to certain IT systems used by the Company for the processing and recording of revenue. We evaluated the sufficiency of audit evidence obtained by assessing the results of procedures performed, including the relevance and reliability of evidence obtained.
Sufficiency of audit evidence over the implementation of enterprise resource planning system
The Company implemented the first phase of a new enterprise resource planning system (the ERP implementation) during the fourth quarter of 2025. The ERP implementation impacted a high volume of transactions, substantially all financial statement account balances, and certain disclosures.
We identified the evaluation of the sufficiency of audit evidence over the ERP implementation as a critical audit matter. Complex auditor judgment and the involvement of information technology (IT) professionals with specialized skills and knowledge were required to evaluate general IT controls and IT application controls of certain IT applications.
The following are the primary procedures we performed to address this critical audit matter. We applied auditor judgment to determine the nature and extent of procedures to be performed over the ERP implementation. We involved IT professionals with specialized skills and knowledge, who assisted in:
•obtaining an understanding of the relevant IT applications
•evaluating the design and testing the operating effectiveness of certain general IT controls, including controls related to program development, change management, and logical access
•evaluating the design and testing the operating effectiveness of certain IT application controls, including inspecting and evaluating configurations and interfaces.
We evaluated the sufficiency of audit evidence obtained by assessing the results of procedures performed, including the appropriateness of the nature and extent of the audit effort.
/s/ KPMG LLP
We have served as the Company’s auditor since 1977.
Denver, Colorado
February 20, 2026

B-23
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors
Lumen Technologies, Inc.:
Opinion on Internal Control Over Financial Reporting
We have audited Lumen Technologies, Inc. and subsidiaries' (the Company) internal control over financial reporting as of December 31, 2025, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets of the Company as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive (loss) income, cash flows, and stockholders’ (deficit) equity, for each of the years in the three-year period ended December 31, 2025, and the related notes (collectively, the consolidated financial statements), and our report dated February 20, 2026 expressed an unqualified opinion on those consolidated financial statements.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
Definition and Limitations of Internal Control Over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ KPMG LLP
Denver, Colorado
February 20, 2026

B-24

Appendix B
Lumen Technologies, Inc.
Consolidated Statements of Operations

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions, except per share amounts, and shares in thousands)
OPERATING REVENUE	$12,402	13,108	14,557
OPERATING EXPENSES
Cost of services and products (exclusive of depreciation and amortization)	6,638	6,703	7,144
Selling, general and administrative	3,199	2,972	3,198
Net loss on sale of businesses	—	17	121
Depreciation and amortization	2,749	2,956	2,985
Goodwill impairment	628	—	10,693
Total operating expenses	13,214	12,648	24,141
OPERATING (LOSS) INCOME	(812)	460	(9,584)
OTHER EXPENSE
Interest expense	(1,284)	(1,372)	(1,158)
Net (loss) gain on early retirement of debt (Note 7)	(740)	348	618
Other income (expense), net	120	334	(113)
Total other expense, net	(1,904)	(690)	(653)
LOSS BEFORE INCOME TAXES	(2,716)	(230)	(10,237)
Income tax (benefit) expense	(977)	(175)	61
NET LOSS	$(1,739)	(55)	(10,298)
BASIC AND DILUTED LOSS PER SHARE OF COMMON STOCK
BASIC	$(1.75)	(0.06)	(10.48)
DILUTED	$(1.75)	(0.06)	(10.48)
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING
BASIC	994,548	987,680	983,081
DILUTED	994,548	987,680	983,081
See accompanying notes to consolidated financial statements.

B-25
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Lumen Technologies, Inc.
Consolidated Statements Of Comprehensive (Loss) Income

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
NET LOSS	$(1,739)	(55)	(10,298)
OTHER COMPREHENSIVE INCOME:
Items related to employee benefit plans:
Change in net actuarial loss (gain), net of $(38), $(30) and $20 tax	113	97	(59)
Reclassification of net actuarial loss to (loss) gain on the sale of businesses, net of $—, $— and $— tax	—	—	(22)
Change in net prior service cost, net of $2, $4 and $4 tax	(7)	(11)	(11)
Reclassification of realized loss on foreign currency translation to (loss) gain on the sale of businesses, net of $—, $— and $— tax	—	—	382
Foreign currency translation adjustment, net of $—, $0 and $(3) tax	16	1	(1)
Other comprehensive income	122	87	289
COMPREHENSIVE (LOSS) INCOME	$(1,617)	32	(10,009)
See accompanying notes to consolidated financial statements.

B-26

Appendix B
Lumen Technologies, Inc.
Consolidated Balance Sheets

	December 31,
	2025	2024
	(Dollars in millions and shares in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,003	1,889
Accounts receivable, less allowance of $67 and $59	1,314	1,231
Assets held for sale	4,285	24
Other current assets, net	1,307	1,250
Total current assets	7,909	4,394
Property, plant and equipment, net of accumulated depreciation of $23,744 and $23,121	19,575	20,421
GOODWILL AND OTHER ASSETS
Goodwill	—	1,964
Intangible assets, net	4,463	4,806
Other assets, net	2,395	1,911
Total goodwill and other assets	6,858	8,681
TOTAL ASSETS	$34,342	33,496
LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
CURRENT LIABILITIES
Current maturities of long-term debt	$88	412
Accounts payable	1,508	749
Accrued expenses and other liabilities
Salaries and benefits	854	716
Income and other taxes	279	272
Current operating lease liabilities	266	253
Interest	149	197
Other current liabilities	203	179
Liabilities held for sale	38	—
Current portion of deferred revenue	1,005	861
Total current liabilities	4,390	3,639
LONG-TERM DEBT	17,353	17,494
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	2,270	2,890
Benefit plan obligations, net	2,103	2,205
Deferred revenue	6,406	3,733
Other liabilities	2,937	3,071
Total deferred credits and other liabilities	13,716	11,899
COMMITMENTS AND CONTINGENCIES (Note 17)
STOCKHOLDERS' (DEFICIT) EQUITY
Preferred stock — non-redeemable, $25.00 par value, authorized 2,000 and 2,000 shares, issued and outstanding 7 and 7 shares	—	—
Common stock, no par value, authorized 2,200,000 and 2,200,000 shares, issued and outstanding 1,025,446 and 1,014,768 shares	19,185	19,149
Accumulated other comprehensive loss	(601)	(723)
Accumulated deficit	(19,701)	(17,962)
Total stockholders' (deficit) equity	(1,117)	464
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY	$34,342	33,496
See accompanying notes to consolidated financial statements.

B-27
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Lumen Technologies, Inc.
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
OPERATING ACTIVITIES
Net loss	$(1,739)	(55)	(10,298)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,749	2,956	2,985
Net loss on sale of businesses	—	17	121
Goodwill impairment	628	—	10,693
Impairment of long-lived assets	109	83	27
Deferred income taxes	(705)	(209)	8
Provision for uncollectible accounts	70	72	100
Net loss (gain) on early retirement and modification of debt	740	(348)	(618)
Debt modification costs and related fees	—	(79)	—
Gain on sale of investment	—	(205)	—
Unrealized loss on investments	—	10	97
Stock-based compensation	48	29	52
Changes in current assets and liabilities:
Accounts receivable	(168)	19	102
Accounts payable	632	(202)	(97)
Accrued income and other taxes	20	(189)	(1,185)
Other current assets and liabilities, net	98	304	(549)
Retirement benefits	30	(181)	(1)
Change in deferred revenue	2,673	1,763	230
Changes in other noncurrent assets and liabilities, net	(525)	655	500
Other, net	78	(107)	(7)
Net cash provided by operating activities	4,738	4,333	2,160
INVESTING ACTIVITIES
Capital expenditures	(4,367)	(3,231)	(3,100)
Proceeds from sale of businesses	—	15	1,746
Proceeds from sale of property, plant and equipment, and other assets	47	366	165
Other, net	15	20	(12)
Net cash used in investing activities	(4,305)	(2,830)	(1,201)
FINANCING ACTIVITIES
Net proceeds from issuance of long-term debt	8,158	1,325	—
Payments of long-term debt	(8,818)	(2,678)	(185)
Net proceeds from (payments on) revolving line of credit	—	(200)	200
Dividends paid	(1)	(3)	(11)
Debt issuance and extinguishment costs and related fees	(645)	(283)	(14)
Other, net	(13)	(12)	(8)
Net cash used in financing activities	(1,319)	(1,851)	(18)
Net (decrease) increase in cash, cash equivalents and restricted cash	(886)	(348)	941
Cash, cash equivalents and restricted cash at beginning of period	1,900	2,248	1,307
Cash, cash equivalents and restricted cash at end of period	$1,014	1,900	2,248

B-28

Appendix B

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Supplemental cash flow information:
Income taxes (paid) refunded, net	$(18)	242	(1,303)
Interest paid (net of capitalized interest of $154, $176 and $111)	(1,219)	(1,245)	(1,138)
Supplemental non-cash information regarding financing activities:
Cancellation of term loans as part of refinancings (Note 7)	$(2,267)	—	—
Issuance of term loans as part of refinancings (Note 7)	$2,267	—	—
Cancellation of senior unsecured notes as part of exchange offers (Note 7)	$—	—	(1,554)
Issuance of senior secured notes as part of exchange offers (Note 7)	—	—	924
Cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,003	1,889	2,234
Restricted cash included in Other current assets	3	2	4
Restricted cash included in Other, net noncurrent assets	8	9	10
Total	$1,014	1,900	2,248
See accompanying notes to consolidated financial statements.

B-29
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Lumen Technologies, Inc.
Consolidated Statements of Stockholders' (Deficit) Equity

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions except per share amounts)
COMMON STOCK
Balance at beginning of period	$19,149	1,008	1,002
Issuance of common stock through dividend reinvestment, incentive and benefit plans	—	8	6
Shares withheld to satisfy tax withholdings	(15)	—	—
Stock-based compensation	48	—	—
Conversion to no-par stock value (Note 1)	—	18,133	—
Other	3	—	—
Balance at end of period	19,185	19,149	1,008
ADDITIONAL PAID-IN CAPITAL
Balance at beginning of period	—	18,126	18,080
Shares withheld to satisfy tax withholdings	—	(6)	(5)
Stock-based compensation and other, net	—	27	50
Dividends declared	—	—	1
Conversion to no-par stock value (Note 1)	—	(18,133)	—
Other	—	(14)	—
Balance at end of period	—	—	18,126
ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance at beginning of period	(723)	(810)	(1,099)
Other comprehensive income	122	87	289
Balance at end of period	(601)	(723)	(810)
ACCUMULATED DEFICIT
Balance at beginning of period	(17,962)	(17,907)	(7,609)
Net loss	(1,739)	(55)	(10,298)
Balance at end of period	(19,701)	(17,962)	(17,907)
TOTAL STOCKHOLDERS' (DEFICIT) EQUITY	$(1,117)	464	417
See accompanying notes to consolidated financial statements.

B-30

Appendix B
Lumen Technologies, Inc.
Notes to Consolidated Financial Statements
References in the Notes to "Lumen Technologies" or "Lumen," "we," "us," the "Company," and "our" refer to Lumen Technologies, Inc. and its consolidated subsidiaries, unless the context otherwise requires.
Note 1 — Background and Summary of Significant Accounting Policies
General
We are a leading digital networking services company, empowering enterprise businesses to fuel growth in a multi-cloud, AI-first marketplace by connecting people, data, and applications quickly, securely, and effortlessly. We are unleashing the world's digital potential by providing a broad array of integrated products and services to our domestic and global Business customers and our domestic Mass Markets customers. We operate one of the world’s most interconnected communications networks. Our platform empowers our customers to swiftly adjust digital programs to meet immediate demands, create efficiencies, accelerate market access, and reduce costs, which allows our customers to rapidly evolve their IT programs to address dynamic changes. Our specific products and services are detailed in Note 4 — Revenue Recognition.
Basis of Presentation
The accompanying consolidated financial statements include our accounts and the accounts of our subsidiaries in which we have a controlling interest. Intercompany amounts and transactions with our consolidated subsidiaries have been eliminated.
To simplify the overall presentation of our consolidated financial statements, we report immaterial amounts attributable to noncontrolling interests in certain of our subsidiaries as follows:
•income attributable to noncontrolling interests in other income (expense), net;
•equity attributable to noncontrolling interests in common stock; and
•cash flows attributable to noncontrolling interests in other, net financing activities.
As of December 31, 2025, we no longer have any noncontrolling interests. We reclassified certain prior period amounts to conform to the current period presentation, including the recategorization of our Business revenue by product category and sales channel in our segment reporting for 2024 and 2023. See Note 16 — Segment Information for additional information. These changes had no impact on total operating revenue, total operating expenses, or net loss for any period.
Operating Expenses
Our current definitions of operating expenses are as follows:
Cost of services and products (exclusive of depreciation and amortization): Expenses incurred in providing products and services to our customers. These expenses include:
•employee-related expenses directly attributable to operating and maintaining our network (e.g., salaries, wages, benefits, and professional fees);
•network and facilities expenses (e.g., third-party telecommunications expenses we incur for using other carriers' networks to provide services to our customers);
•rents and utilities expenses;
•equipment sales expenses (e.g., modem expenses); and
•other expenses directly related to our operations.
Selling, general and administrative expenses: Corporate overhead and other operating expenses. These expenses include:
•employee-related expenses directly attributable to selling products or services and employee-related expenses for administrative functions (e.g., salaries, wages, internal commissions, benefits and professional fees);
•marketing and advertising;

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
•property and other operating taxes and fees;
•external commissions;
•legal expenses associated with general matters;
•bad debt expense; and
•other selling, general, and administrative expenses.
These expense classifications may not be comparable to those of other companies.
Summary of Significant Accounting Policies
Use of Estimates
Our consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and require management to make estimates and assumptions that affect reported amounts of assets, liabilities, equity, revenue, expenses, and cash flows and related disclosures. These estimates are based on information available at the time, including historical and forward-looking factors, that we believe are reasonable; however, these estimates may differ materially from actual results.
We also make estimates in our assessments of potential losses in relation to threatened or pending tax and legal matters. See Note 15 — Income Taxes and Note 17 — Commitments, Contingencies and Other Items for additional information.
For matters not related to income taxes, if a loss is considered probable and the amount can be reasonably estimated, we recognize an expense for the estimated loss. If we have the potential to recover a portion of the estimated loss from a third-party, we make a separate assessment of recoverability and reduce the estimated loss if recovery is also deemed probable.
For matters related to income taxes, if we determine the impact of an uncertain tax position is more likely than not to be sustained upon audit by the relevant taxing authority, then we recognize a benefit for the largest amount that is more likely than not to be sustained. We do not recognize any portion of an uncertain tax position if the position has less than a 50% likelihood of being sustained. We recognize interest on the amount of unrecognized benefit from uncertain tax positions.
Assets Held for Sale
Assets and related liabilities are classified as held for sale when:
•management commits to a plan to sell the assets;
•the assets are available for immediate sale;
•an active program to locate a buyer is initiated; and
•the sale is probable within one year.
Assets and related liabilities held for sale are presented separately at the lower of (i) carrying amount or (ii) fair value less costs to sell. If the carrying amount exceeds fair value less cost to sell, a loss is recognized. Depreciation and amortization cease once assets are classified as held for sale. Assets classified as held for sale are remeasured each reporting period to ensure they are stated at the lower of (i) carrying amount or (ii) fair value less costs to sell.
Unless otherwise specified, the amounts and information presented in the notes do not include assets and liabilities that were classified as held for sale. See Note 2 — Divestitures for details on our recently completed divestitures.
Revenue Recognition
We recognize revenue primarily from contracts with customers for communications and related services in accordance with Accounting Standards Codification Topic 606, "Revenue from Contracts with Customers" (“ASC 606”). Revenue is measured based on the consideration we expect to receive and is recognized when control of goods or services transfers to the customer. We also earn revenue from leasing arrangements (e.g., fiber capacity and conduit leases and colocation agreements) and governmental subsidies, which are outside the scope of ASC 606.

B-32

Appendix B
Under ASC 606, revenue is recognized using the following five-step model:
•identification of the contract with a customer;
•identification of the performance obligations in the contract;
•determination of the transaction price;
•allocation of the transaction price to the performance obligations in the contract; and
•recognition of revenue when, or as, we satisfy a performance obligation.
Service and Equipment Revenue
We provide a broad range of communications services to business and residential customers — including global, enterprise, wholesale, government, and small and medium business customers. Certain contracts include equipment sales, which are not significant to our operations. We recognize revenue for services when we provide the applicable service or when control of a product is transferred.
For arrangements using third-party vendors, we assess whether we act as a principal or agent to determine whether revenue is reported on a gross or net basis.
Performance Obligations
Customer contracts are evaluated to determine whether the performance obligations are separable. If the performance obligations are deemed separable and separate earnings processes exist, the transaction price is allocated to each performance obligation based on its relative standalone selling price. The revenue associated with each performance obligation is then recognized as when, or as, the performance obligation is satisfied.
Deferred Revenue and Fees
Payments received in advance — such as design, planning, engineering, activation, or installation fees — are deferred unless they represent separate performance obligations. When these payments are not separate obligations, we recognize them over the contract term or estimated useful life, typically one to five years, based on historical experience. Termination fees or other charges negotiated with new contracts are also deferred and recognized over the new contract term.
Billing Practices
For access services, we generally bill fixed monthly charges one month in advance to customers and recognize revenue as service is provided over the contract term in alignment with the customer's receipt of service. For usage and other ancillary services, we generally bill in arrears and recognize revenue as usage or delivery occurs. In most cases, the amount invoiced for our service offerings constitutes the price that would be billed on a standalone basis.
Customer payments are made based on billing schedules included in our customer contracts, which is typically on a monthly basis.
Contract Costs
We defer (or capitalize) incremental contract acquisition and fulfillment costs and recognize (or amortize) such costs over the average contract life. Our deferred contract costs for our customers have average amortization periods of approximately 47 months for Mass Markets customers and 34 months for Business customers. These deferred costs are periodically monitored to reflect any significant change in assumptions.
Contract Modifications
In certain cases, customers may be permitted to modify their contracts. We evaluate the change in scope or price to identify whether the modification should be treated as a separate contract, as a termination of the existing contract and creation of a new contract, or as a change to the existing contract.

B-33
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Indefeasible Rights of Use and Leases
We periodically sell transmission capacity on our network through indefeasible rights of use (“IRU”s), which grant the exclusive right to use a specified amount of capacity or fiber for a typical term of 20 years. Cash consideration received on transfers of transmission capacity is recognized as ASC 606 revenue, adjusted for time value of money and recognized ratably over the term. Cash consideration received on transfers of dark fiber is treated as non-ASC 606 lease revenue, which we also recognized ratably over the lease term. We treat contemporaneous exchanges of transmission capacity assets as non-revenue generating activities and therefore do not recognize revenue for these exchanges.
Service Level Commitments
We have service level commitments pursuant to contracts with certain of our customers. To the extent that we determine that such service levels were not achieved or may not have been achieved, we estimate the amount of credits to be issued and record a corresponding reduction to revenue in the period that the service level commitment was not met or may not be met.
See Note 4 — Revenue Recognition for additional information.
Advertising Costs
Costs related to advertising are expensed as incurred and recorded as selling, general and administrative expenses in our consolidated statements of operations. Our advertising expenses were:

	Years Ended December 31,
	2025	2024	2023
Advertising costs	$84	94	87
Legal Costs
In the normal course of our business, we incur costs to hire and retain external legal counsel to advise us on finance, regulatory, litigation, and other matters. Subject to certain exceptions, we expense these costs as the related services are received.
Income Taxes
We file a consolidated federal income tax return with our eligible subsidiaries. The provision for income taxes reflects taxes currently payable, tax consequences deferred to future periods and adjustments to our liabilities for uncertain tax positions. We record deferred income tax assets and liabilities reflecting future tax consequences attributable to tax attributes carryforwards, including NOL carryforwards and tax credit carryforwards, and differences between the financial statement carrying value of assets and liabilities and the tax basis of those assets and liabilities. Deferred taxes are computed using enacted tax rates expected to apply in the year in which the differences are expected to affect taxable income. The effect on deferred income tax assets and liabilities of a change in tax rate is recognized in earnings in the period that includes the enactment date.
We establish valuation allowances when necessary to reduce deferred income tax assets to the amounts that we believe are more likely than not to be recovered. Each quarter we evaluate the need to retain or adjust each valuation allowance on our deferred tax assets. See Note 15 — Income Taxes for additional information.
Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments that are readily convertible into cash and are not subject to significant risk from fluctuations in interest rates. As a result, the value at which cash and cash equivalents are reported in our consolidated financial statements approximates their fair value. In evaluating investments for classification as cash equivalents, we require that individual securities have original maturities of ninety days or less and that individual investment funds have dollar-weighted average maturities of ninety days or less. To preserve capital and maintain liquidity, we invest with financial institutions we deem to be of sound financial condition and in high quality and relatively risk-free investment products. Our cash investment policy limits the concentration of investments with specific financial institutions or among certain products and includes criteria related to credit worthiness of any particular financial institution.

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Appendix B
Book overdrafts occur when we have issued checks but they have not yet been presented to our controlled disbursement bank accounts for payment. Disbursement bank accounts allow us to delay funding of issued checks until the checks are presented for payment. Until the issued checks are presented for payment, the book overdrafts are included in accounts payable on our consolidated balance sheets. This activity is included in the operating activities section in our consolidated statements of cash flows.
Restricted Cash
Restricted cash consists primarily of cash and investments that collateralize our outstanding letters of credit and certain performance and operating obligations. Restricted cash is recorded as current or non-current assets in the consolidated balance sheets depending on the duration of the restriction and the purpose for which the restriction exists.
Accounts Receivable and Allowance for Credit Losses
Accounts receivable are recognized based upon the amount due from customers for the services provided or at cost for purchased and other receivables, less an allowance for credit losses. We use a loss rate method to estimate our allowance for credit losses. For more information on our methodology for estimating our allowance for credit losses, see Note 6 — Credit Losses on Financial Instruments.
We generally consider our accounts past due if they are outstanding over 30 days. Our past due accounts are written off against our allowance for credit losses and any recoveries are generally recognized as a reduction in bad debt expense in the period received. The carrying value of accounts receivable net of the allowance for credit losses approximates fair value. Accounts receivable balances acquired in a business combination are recorded at fair value for all balances receivable at the acquisition date and at the invoiced amount for those amounts invoiced after the acquisition date.
Property, Plant and Equipment
Purchased and constructed property, plant, and equipment are recorded at cost and assets acquired through business combinations are recorded at their estimated fair value as of the acquisition date. In both instances we include the estimated value of any associated legally or contractually required retirement obligations.
Expenditures for maintenance and repairs are expensed as incurred. Supplies used internally are carried at average cost, except for significant individual items which are carried at actual cost.
Depreciation Methods
•Prior to January 1, 2024: Most assets were depreciated using the straight-line group method. Under this approach, assets with similar characteristics and useful lives were pooled together and depreciated over the group’s average remaining useful life. When assets were sold or retired in the normal course of business, their cost was removed from both the asset and accumulated depreciation accounts, with no gain or loss recognized.
•Effective January 1, 2024: We re-established all of our assets individually, including accumulated depreciation, and transitioned to depreciating all assets individually using the straight-line method over each asset’s estimated useful life. When assets are sold in the normal course of business, a gain or loss is recognized in our consolidated statements of operations.
Leasehold Improvements and Capital Projects
Leasehold improvements are amortized over the shorter of the assets’ useful lives or the expected lease term. During the construction phase of network and other internal-use capital projects, we capitalize related employee and interest costs.

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Appendix B
Useful Lives
We perform annual internal reviews to evaluate the reasonableness of the depreciable lives for our property, plant and equipment. Our reviews utilize models that take into account actual usage, physical wear and tear, replacement history, and assumptions about technology evolution. Our remaining useful life assessments evaluate the possible loss in service value of assets that may precede the physical retirement. Assets shared among many customers may lose service value as those customers reduce their use of the asset. However, the asset is not retired until all customers no longer utilize the asset and we determine there is no alternative use for the asset.
Impairment Testing
We review long-lived tangible assets for impairment whenever facts and circumstances indicate that the carrying amounts of the assets may not be recoverable. For assessment purposes, long-lived assets are grouped with other assets and liabilities at the lowest identifiable level for which we generate cash flows independently of other groups of assets and liabilities. An impairment loss is recognized only if the carrying amount of the asset group is not recoverable and exceeds its estimated fair value. Recoverability of the asset group to be held and used is assessed by comparing the carrying amount of the asset group to the estimated undiscounted future net cash flows expected to be generated by the asset group. If the asset group's carrying value is not recoverable, we recognize an impairment charge for the amount by which the carrying amount of the asset group exceeds its estimated fair value.
Asset Retirement Obligations
We recognize asset retirement obligations (“ARO”s) for the legally or contractually required removal of certain property, plant, and equipment from leased properties, as well as for the disposal of hazardous materials in owned facilities. When an ARO is identified — typically at the time an asset is acquired — we record the fair value of the obligation as a liability and capitalize a corresponding amount as part of the asset’s cost. Our fair value estimates were determined using the discounted cash flow method. In subsequent periods, we increase the ARO liability for the passage of time (accretion expense) and adjust the liability and related asset for changes in the timing or amount of expected future cash flows. The capitalized amount is then amortized over the asset’s estimated remaining useful life. If a removal obligation is not legally binding, we expense the related removal costs as incurred, rather than capitalizing them.
Goodwill and Intangible Assets
Intangible assets acquired in business combinations — including goodwill, customer relationships, capitalized software, trademarks, and trade names — are recorded at estimated fair value at the acquisition date. Other intangible assets not arising from business combinations are initially recorded at cost.
We are required to reassign goodwill to reporting units whenever reorganizations of our internal reporting structure change the composition of our reporting units. Goodwill is reassigned to the reporting units using a relative fair value approach. As our remaining goodwill was fully impaired or reclassified as held for sale as of December 31, 2025, no further reassignment is required as the goodwill balance has been reduced to zero. When the fair value of a reporting unit is available, we allocate goodwill based on the relative fair value of the reporting units. When fair value is not available, we utilize an alternative allocation methodology that we believe represents a reasonable approximation of the fair value of the operations being reorganized.
Amortization
Intangible assets without legal, regulatory, contractual, or other limiting factors are classified as indefinite-lived and are not amortized. For finite-lived intangible assets, we amortize using the straight-line method over the following estimated lives:
•Customer relationships: 7 - 14 years, depending on customer type
•Capitalized software: 3 - 7 years
•Other intangible assets: 9 - 20 years

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Appendix B
Internal Use Software
Internally used software, whether purchased or developed by us, is capitalized and amortized using the straight-line method over its estimated useful life. We capitalized costs of employees devoted to software development and external direct costs for materials and services. Costs are expensed until the project reaches the development stage. Subsequent additions, modifications, or upgrades are capitalized only if they add new functionality. Software maintenance, data conversion, and training costs are expensed as incurred. We review the remaining economic lives of our capitalized software annually. Capitalized software is included in other intangible assets, net, in our consolidated balance sheets.
Impairment Testing
Finite-lived intangible assets are evaluated for impairment when triggering events or changes in circumstances occur. If fair value is less than the carrying amount, we record an impairment charge for the difference.
We test goodwill for impairment annually as of October 31, or more frequently if events suggest a reporting unit’s fair value may fall below its carrying value. If the carrying value of a reporting unit exceeds its fair value of equity, we write-down goodwill. Because reporting units are not separate legal entities with full financial statements, we determine equity carrying value and future cash flows during each impairment assessment we perform on a reporting unit. This involves allocating assets, liabilities, and cash flows to reporting units using reasonable, consistent methodologies. This process requires significant estimates, judgments, and assumptions.
For more information, see Note 3 — Goodwill and Intangible Assets.
Pension and Post-Retirement Benefits
We recognize the funded status of our defined benefit and post-retirement plans as an asset or a liability on our consolidated balance sheets. Each year's actuarial gains or losses are a component of our other comprehensive income (loss), which is then included in our accumulated other comprehensive loss on our consolidated balance sheets. Pension and post-retirement benefit expenses are recognized over the period in which the employee renders service and becomes eligible to receive benefits. We make significant assumptions (including the discount rate, expected rate of return on plan assets, mortality and health care trend rates) in computing the pension and post-retirement benefits expense and obligations. See Note 11 — Employee Benefits for additional information.
Foreign Currency
Local currencies of our foreign subsidiaries are the functional currencies for financial reporting purposes except for certain foreign subsidiaries. For operations with functional currencies other than the U.S. dollar, assets and liabilities are translated at period-end exchange rates, while revenue, expenses and cash flows use average monthly rates. Foreign currency translation gains and losses are recorded in accumulated other comprehensive loss in stockholders' (deficit) equity and in our consolidated statements of comprehensive (loss) income.
Before the November 1, 2023 sale of our EMEA business, many of our non-United States subsidiaries used the British pound or Euro as their functional currency, both of which fluctuated significantly against the U.S. dollar during the periods covered in this report when we operated the divested business. Prior to the divestiture, most investments in foreign subsidiaries were considered long-term. We continue to have immaterial operations transacted in foreign currencies. Foreign currency transaction gains and losses, including those not deemed long-term, are reported in other income (expense), net on our consolidated statements of operations.
For additional details on the sale of our EMEA business, see Note 2 — Divestitures.
Common Stock
On December 18, 2024, we amended our articles of incorporation to eliminate the par value of our common stock (which was, prior to such amendment, $1.00 per share) as approved by our shareholders at our 2024 annual shareholders meeting. We recognized the change by reclassifying the balance in Additional paid-in capital to Common stock on our consolidated balance sheet as of December 18, 2024. All changes in capitalization previously recognized as Additional paid-in capital will hereinafter be recognized in Common stock. This change had no other impact on our consolidated financial statements.
As of December 31, 2025, we had 24 million shares authorized for future issuance under our equity incentive plans.

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Appendix B
Preferred Stock
Holders of outstanding Lumen Technologies preferred stock are entitled to receive cumulative dividends, receive preferential distributions equal to $25 per share plus unpaid dividends upon Lumen's liquidation and vote as a single class with the holders of common stock.
Section 382 Rights Agreement
We maintain a Section 382 Rights Agreement to protect our U.S. federal net operating loss carryforwards ("NOLs") from certain Internal Revenue Code Section 382 limitations. Under the agreement, one preferred stock purchase right was distributed for each share of our outstanding common stock as of the close of business on February 25, 2019, and those rights currently trade in tandem with the common stock until they expire or detach under the agreement. This agreement was designed to deter trading that would result in a change of control (as defined in Internal Revenue Code Section 382), and therefore protect our ability to use our historical federal NOLs in the future. The agreement is scheduled to lapse in late 2026.
Dividends
The declaration and payment of dividends is at the discretion of our Board of Directors. We do not currently pay a dividend on our common stock.
Recently Adopted Accounting Pronouncements
Segments
On January 1, 2024, we adopted Accounting Standards Update ("ASU") 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures.” This ASU is intended to improve reportable segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The ASU does not change how a public entity identifies its operating segments, aggregates them or applies quantitative thresholds to determine reportable segments. Refer to Note 16 — Segment Information for more information.
Investments
On January 1, 2024, we adopted ASU 2023-02, “Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method." This ASU allows reporting entities to elect to account for qualifying tax equity investments using the proportional amortization method, regardless of the program giving rise to the related income tax credits. The adoption of this ASU did not have any impact on our consolidated financial statements.
On January 1, 2024, we adopted ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions." This ASU clarifies that a contractual restriction on the sales of an investment in an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring its fair value. The adoption of this ASU did not have any impact on our consolidated financial statements.
Leases
On January 1, 2024, we adopted ASU 2023-01, “Leases (Topic 842): Common Control Arrangements.” This ASU requires all entities to amortize leasehold improvements associated with common control leases over the useful life to the common control group. The adoption of this ASU did not have any impact on our consolidated financial statements.
Income Taxes
In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures.” This ASU requires that public business entities must annually (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold (if the effect of those reconciling items is equal to or greater than 5 percent of the amount computed by multiplying pretax income or loss by the applicable statutory income tax rate). This ASU became effective for us in the annual period of fiscal 2025. Refer to Note 15 — Income Taxes for more information.

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Appendix B
Business Combinations
In August 2023, the FASB issued ASU 2023-05, “Business Combinations – Joint Venture Formations (Subtopic 805-60): Recognition and Initial Measurement.” This ASU applies to the formation of entities that meet the definition of a joint venture (or a corporate joint venture). The amendments in the ASU require that a joint venture apply a new basis of accounting upon formation. This ASU became effective for us in the first quarter of fiscal 2025. The adoption of this ASU did not have any impact on our consolidated financial statements.
Supplier Finance Programs
On January 1, 2023, we adopted ASU 2022-04, “Liabilities-Supplier Finance Program (Subtopic 405-50): Disclosure of Supplier Finance Program Obligations.” This ASU requires a company that uses a supplier finance program in connection with the purchase of goods or services to disclose sufficient information about the program to allow a user of financial statements to understand the program’s nature, program activity during the period, changes from period to period and the potential magnitude of program transactions. The adoption of this ASU did not have a material impact on our consolidated financial statements.
Credit Losses
On January 1, 2023, we adopted ASU 2022-02, “Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings (“TDR”) and Vintage Disclosures.” The ASU eliminates the TDR recognition and measurement guidance, enhances existing disclosure requirements and introduces new requirements related to certain modifications of receivables made to borrowers experiencing financial difficulty. The adoption of this ASU did not have a material impact on our consolidated financial statements.
Recently Issued Accounting Pronouncements
In December 2025, the Financial Accounting Standards Board ("FASB") issued ASU 2025-12 “Codification Improvements.” The ASU represents changes to the Codification that clarify, correct errors, or make minor improvements. The amendments make the Codification easier to understand and apply. The amendments in ASU 2025-12 are effective for fiscal years beginning after December 15, 2026, including interim periods within those fiscal years, with early adoption permitted. Except for the amendments to Topic 260, "Earnings Per Share" this ASU can be applied either prospectively or retrospectively with transition method elected on an issue-by-issue basis. The Company is currently evaluating ASU 2025-12 to determine the impact it may have on our consolidated financial statements.
In December 2025, the FASB issued ASU 2025-11, "Interim Reporting (Topic 270): Narrow-Scope Improvements." This ASU clarifies that the interim reporting requirements in Topic 270 apply to all entities that issue interim financial statements prepared in accordance with U.S. GAAP and consolidates such requirements within Topic 270. The amendments provide a comprehensive list within Topic 270 of required interim disclosures, establish a principle requiring disclosure of events or changes occurring after the end of the most recent annual reporting period that have a material impact on interim results and clarifies the form and content requirements applicable to interim financial statements. The amendments in ASU 2025-11 are effective for the interim reporting periods within annual reporting periods beginning after December 15, 2027, with early adoption permitted. This ASU can be applied either prospectively or retrospectively to any or all prior periods presented in the financial statements. The Company is currently evaluating ASU 2025-11 to determine the impact it may have on our consolidated financial statements.
In December 2025, the FASB issued ASU 2025-10, "Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities." This ASU establishes authoritative guidance on the accounting for government grants received by business entities. The amendments in ASU 2025-10 are effective for annual reporting periods beginning after December 15, 2028, and interim reporting periods within those annual reporting periods, with early adoption permitted. This ASU can be applied using a modified prospective approach, a modified retrospective approach, or a retrospective approach. The Company is currently evaluating ASU 2025-10 to determine the impact it may have on our consolidated financial statements.
In November 2025, the FASB issued ASU 2025-09, "Derivatives and Hedging (Topic 815): Hedge Accounting Improvements." This ASU introduces five targeted improvements to better align hedge accounting with entities’ risk management activities. The amendments in ASU 2025-09 are effective for annual reporting periods beginning after December 15, 2026, and interim periods within those annual reporting periods, with early adoption permitted and should be applied on a prospective basis for all hedging relationships. The Company intends to early adopt ASU 2025-09 prospectively, effective January 1, 2026. The adoption is not expected to have an impact on our consolidated financial statements.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
In November 2025, the FASB issued ASU 2025-08, "Financial Instruments — Credit Losses (Topic 326): Purchased Loans." This ASU requires that loans acquired without credit deterioration and deemed “seasoned” will be considered purchased seasoned loans and accounted for using the gross-up approach at acquisition (i.e., record the loan at its purchase price and separately record an allowance for expected credit losses). Seasoned loans include all loans acquired in a business combination, that do not have “more-than-insignificant” deterioration of credit quality since origination, as well as loans purchased at least 90 days after origination, where the purchaser was not involved in the origination of the loans. The amendments in ASU 2025-08 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods, with early adoption permitted. This ASU should be applied prospectively to loans that are acquired on or after the initial application date. The Company intends to early adopt ASU 2025-08 prospectively, effective January 1, 2026. The adoption is not expected to have an impact on our consolidated financial statements.
In September 2025, the FASB issued ASU 2025-07, "Derivatives and Hedging (Topic 815)" and "Revenue from Contracts with Customers (Topic 606)." The guidance refines the scope of Topic 815 to clarify which contracts are subject to derivative accounting. This ASU also provides clarification under Topic 606 for share-based payments from a customer in a revenue contract. The amendments in ASU 2025-07 are effective for fiscal years beginning after December 15, 2026, and interim reporting periods, with early adoption permitted. This ASU is permitted to be applied either prospectively to new contracts entered into on or after the date of adoption or on a modified retrospective basis through a cumulative-effect adjustment to the opening balance of retained earnings. The Company intends to early adopt ASU 2025-07 prospectively, effective January 1, 2026. The adoption is not expected to have an impact on our consolidated financial statements.
In September 2025, the FASB issued ASU 2025-06, "Intangibles — Goodwill and Other — Internal-Use Software (Subtopic 350-40): Targeted Improvements to the Accounting for Internal-Use Software" which amends the guidance in ASC 350-40, "Intangibles — Goodwill and Other — Internal-Use Software." This ASU modernizes the recognition and disclosure framework for internal-use software costs, removing the previous “development stage” model and introducing a more judgment-based approach. The amendments in ASU 2025-06 are effective for fiscal years beginning after December 15, 2027, and for interim periods within those annual reporting periods, with early adoption permitted. This ASU is permitted to be applied prospectively, retrospectively or through a modified transition approach. The Company intends to early adopt ASU 2025-06 prospectively, effective January 1, 2026. The adoption is not expected to have an impact on our consolidated financial statements.
In July 2025, the FASB issued ASU 2025-05 "Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets." This ASU provides entities with a practical expedient to simplify the estimation of expected credit losses on current accounts receivable and current contract assets that arise from transactions accounted for under ASC 606 by allowing the assumption that current conditions as of the balance sheet date will not change during the remaining life of the asset. The amendments in ASU 2025-05 are effective for annual reporting periods beginning after December 15, 2025, and interim reporting periods within those annual reporting periods, with early prospective adoption permitted. The Company is currently evaluating ASU 2025-05 to determine the impact it may have on our consolidated financial statements.
In May 2025, the FASB issued ASU 2025-04 "Compensation - Stock Compensation (Topic 718) and Revenue from Contracts with Customers (Topic 606): Clarifications to Share-Based Consideration Payable to a Customer (“ASU 2025-04”)." This ASU clarifies the guidance on the accounting for share-based payment awards that are granted by an entity as consideration payable to its customer, with the intent to reduce diversity in practice and improve existing guidance by revising the definition of a “performance condition” and eliminating a forfeiture policy election for service conditions associated with share-based consideration payable to a customer. It also clarifies the guidance in Topic 606 on the variable consideration constraint does not apply to share-based consideration payable to a customer “regardless of whether an award’s grant date has occurred”. ASU 2025-04 will be effective for the annual periods beginning after December 15, 2026 with early adoption permitted. The Company intends to early adopt ASU 2025-04 prospectively, effective January 1, 2026. The adoption is not expected to have an impact on our consolidated financial statements.

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Appendix B
In May 2025, the FASB issued ASU 2025-03 "Business Combinations (Topic 805) and Consolidation (Topic 810): Determining the Accounting Acquirer in the Acquisition of a Variable Interest Entity." This ASU revises current guidance for determining the accounting acquirer for a transaction effected primarily by exchanging equity interests in which the legal acquiree is a variable interest entity that meets the definition of a business. The amendments require an entity to consider the same factors that are currently required for determining which entity is the accounting acquirer in other acquisition transactions. The amendments in ASU 2025-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods, with early prospective adoption permitted. The Company intends to early adopt ASU 2025-03 prospectively, effective January 1, 2026. The adoption is not expected to have an impact on our consolidated financial statements.
In November 2024, the FASB issued ASU 2024-04, "Debt — Debt with Conversion and Other Options (Subtopic 470-20): Induced Conversions of Convertible Debt Instruments." This ASU clarifies the requirements for determining whether certain settlements of convertible debt instruments should be accounted for as induced conversions rather than as debt extinguishments. The amendments in ASU 2024-04 are effective for the annual period of fiscal 2026, and early adoption is permitted. This ASU is permitted to be applied on either a prospective or retrospective basis. As of December 31, 2025, we do not hold convertible debt instruments and do not expect this ASU will have any impact on our consolidated financial statements.
In November 2024, the FASB issued ASU 2024-03, "Disaggregation of Income Statement Expenses." This ASU requires additional footnote disclosure of the details of certain income statement expense line items as well as additional disclosure about selling expenses. The amendments in ASU 2024-03 are effective for the annual period of fiscal 2027, and early adoption is permitted. The guidance is to be applied prospectively, with the option for retrospective application. The Company is currently evaluating ASU 2024-03 and the impact the adoption of this standard will have on our disclosures.
Note 2 — Divestitures
EMEA Business
On November 1, 2023, affiliates of Level 3 Parent, LLC, sold Lumen's operations in Europe, the Middle East and Africa ("EMEA") to Colt Technology Services Group Limited, a portfolio company of Fidelity Investments, for pre-tax cash proceeds of $1.7 billion after certain closing adjustments and transaction costs. This consideration is further subject to other post-closing adjustments and indemnities set forth in the purchase agreement, as amended and supplemented to date. In connection with the sale, we entered into a transition services agreement under which we provide the purchaser various support services. In addition, Lumen and the purchaser entered into commercial agreements whereby they provide each other various network and other commercial services.
The classification of the EMEA business as held for sale was considered an event or change in circumstance which requires an assessment of the goodwill of the disposal group for impairment each reporting period until disposal. We performed a pre-classification and post-classification goodwill impairment test of the disposal group as described further in Note 3 — Goodwill and Intangible Assets. As a result of our impairment tests, we determined the EMEA business disposal group was impaired, resulting in a non-cash, non-tax-deductible goodwill impairment charge of $43 million in the fourth quarter of 2022. We evaluated the recoverability of the carrying value of the assets and liabilities held for sale relative to the agreed upon sales price, adjusted for costs to sell, and recorded an estimated loss on disposal of $660 million during the year ended December 31, 2022 in the consolidated statement of operations and a valuation allowance included in assets held for sale on the consolidated balance sheet as of December 31, 2022. For the year ended December 31, 2023, we recorded a $102 million net loss on disposal associated with the sale of our EMEA business. This loss is reflected as operating expense within the consolidated statements of operations.
The EMEA business was included in our continuing operations and classified as assets and liabilities held for sale on our consolidated balance sheets through the closing of the transaction on November 1, 2023. As a result of closing the transaction, we derecognized net assets of $2.1 billion, primarily made up of (i) property, plant and equipment, net of accumulated depreciation, of $2.0 billion and (ii) customer relationships and other intangible assets, net of accumulated amortization of $107 million. In addition, we reclassified $382 million of realized loss on foreign currency translation, net of tax, with an offset to the valuation allowance and loss on sale of the EMEA business.

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Appendix B
Mass Markets Fiber-to-the-Home Business
On May 21, 2025, we entered into a definitive agreement to sell our Mass Markets Fiber-to-the-Home business in 11 states (the "Territory") to AT&T for $5.75 billion in cash, subject to working capital and other negotiated purchase price adjustments.
The actual amount of our net after-tax proceeds from this divestiture could vary substantially from the amounts we currently estimate, including if there are changes in other assumptions that impact our estimates.
As of December 31, 2025 in the accompanying consolidated balance sheet, the assets and liabilities of the disposal group are classified as held for sale and measured at the lower of (i) the carrying value when we classified the disposal group as held for sale or (ii) the fair value of the disposal group, less costs to sell. Effective with the designation of the disposal group as held for sale on May 21, 2025, we suspended recording depreciation of property, plant and equipment while these assets are classified as held for sale. We estimate that we would have recorded an additional $104 million of depreciation for the year ended December 31, 2025 if the disposal group did not meet the held for sale criteria.
Under the terms of the purchase agreement related to the sale of the Mass Market Fiber-to-the-Home business in the Territory, Lumen agreed to grant the purchaser an indefeasible right to use (“IRU”) certain Lumen retained fiber assets following the closing of the transaction in order to service the transferred customer contracts. The value of these retained Lumen assets subject to the IRU is excluded from assets held for sale in the table below.
The principal components of the held for sale assets and liabilities of the disposal group as of December 31, 2025 are as follows:

December 31, 2025
(Dollars in millions)
Assets held for sale
Accounts receivable, less allowance of $1	$13
Other current assets, net	30
Property, plant and equipment, net of accumulated depreciation of $773	2,841
Goodwill	1,336
Other assets, net	51
Total assets held for sale	$4,271
Liabilities held for sale
Other current liabilities	$6
Current portion of deferred revenue	32
Total liabilities held for sale	$38
Subsequent Event
On February 2, 2026, we and certain of our affiliates completed the sale of our Mass Markets Fiber-to-the-Home business in 11 states to AT&T in exchange for pre-tax cash proceeds of approximately $5.75 billion, subject to working capital and other negotiated post-closing adjustments. In connection with the sale, Lumen has entered into a transition services agreement under which it will provide to the purchaser various support services and certain long-term agreements under which Lumen and the purchaser will provide to each other various network and other commercial services.
Treatment of Consolidated Operating Results of Divested Businesses
We do not believe the divestiture of the EMEA business or the recently completed divestiture of the Mass Markets Fiber-to-the-Home business represent a strategic shift for Lumen, and therefore do not qualify as discontinued operations. As a result, we continued to report our operating results for the EMEA business and the Mass Markets Fiber-to-the-Home business in our consolidated operating results through their respective disposal dates of November 1, 2023 and February 2, 2026.

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Appendix B
Note 3 — Goodwill and Intangible Assets
Goodwill and Intangible assets, net on our consolidated balance sheets consisted of the following:

	December 31,
	2025	2024
	(Dollars in millions)
Goodwill(1)(2)	$—	1,964
Indefinite-lived intangible assets	$—	9
Other intangible assets subject to amortization:
Customer relationships, less accumulated amortization of $4,945 and $4,504	2,602	3,196
Capitalized software, less accumulated amortization of $3,940 and $4,067(3)	1,803	1,529
Patents and other, less accumulated amortization of $100 and $86(3)	58	72
Total other intangible assets, net	$4,463	4,806
(1)We recorded cumulative non-cash, non-tax-deductible goodwill impairment charges of $628 million during the year ended December 31, 2025.
(2)As of December 31, 2025, this amount excluded goodwill classified as held for sale of approximately 1.3 billion. See Note 2 — Divestitures.
(3)Certain capitalized software with a gross carrying value of $161 million and $352 million and trade names with a gross carrying value of $211 million and $153 million became fully amortized during 2024 and 2023, respectively, and were retired during the first quarter of 2025 and 2024, respectively.
As of December 31, 2025 and December 31, 2024, the gross carrying amount of goodwill and intangible assets was $13.4 billion and $15.4 billion, respectively, excluding the amounts classified as held for sale.
We are required to assess our goodwill and other indefinite-lived intangible assets for impairment annually, or, under certain circumstances, more frequently, such as when events or changes in circumstances indicate there may be impairment. As of December 31, 2025, we had no indefinite-lived intangible assets and our remaining goodwill was classified as held for sale. As such, we did not perform any annual impairment assessment for the year ended December 31, 2025 and the only impairment testing performed on our goodwill for the year-ended December 31, 2025 was performed on April 30, 2025 due to a triggering event as described below. Our annual impairment assessment date for indefinite-lived intangible assets other than goodwill was historically December 31. We completed our qualitative assessment of our indefinite-lived intangible assets other than goodwill as of December 31, 2024 and 2023 and concluded it is more likely than not that our indefinite-lived intangible assets were not impaired; thus, no impairment charge for these assets was recorded in 2024 or 2023.
Our goodwill was historically derived from numerous acquisitions where the purchase price exceeded the fair value of the net assets acquired. We are required to write down the value of goodwill only when our assessment determines the carrying value of equity of any of our reporting units exceeds its fair value. Our annual impairment assessment date for goodwill was October 31, at which date we assessed our reporting units.
We report our results within two segments: Business and Mass Markets. See Note 16 — Segment Information for more information on these segments and the underlying sales channels. As of April 30, 2025, we had three reporting units for goodwill impairment testing, which were:
•Mass Markets;
•North America Business ("NA Business"); and
•Asia Pacific ("APAC") region.
Prior to the divestiture of the EMEA business in November 2023, the EMEA region was also a reporting unit and was tested for impairment.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Our reporting units are not discrete legal entities with discrete full financial statements. Our assets and liabilities are deployed in and relate to the operations of multiple reporting units. When we assess goodwill for impairment, we compare the estimated fair value of each reporting unit's equity to the carrying value of equity that we assign to the reporting unit. If the estimated fair value of the reporting unit is greater than the carrying value, we conclude that no impairment exists. If the estimated fair value of the reporting unit is less than the carrying value, we record a non-cash impairment charge equal to the excess amount. Depending on the facts and circumstances, we typically estimate the fair value of our reporting units by considering either or both of (i) a discounted cash flow method, which is based on the present value of projected cash flows over a discrete projection period and a terminal value, which is based on the expected normalized cash flows of the reporting units following the discrete projection period, and (ii) a market approach, which includes the use of market multiples of publicly-traded companies whose services are comparable to ours.
Goodwill Impairment Analysis
2025 Goodwill Impairment Analysis
During the second quarter of 2025, we determined that the classification of the Mass Markets Fiber-to-the-Home business in the Territory as held for sale as described in Note 2 — Divestitures was considered an event or change in circumstance which required an assessment of our goodwill for impairment as of April 30, 2025. We performed a pre-classification goodwill impairment assessment, as of April 30, 2025, using the market approach to test for impairment prior to the classification of these assets as held for sale and to determine the fair value of our Mass Markets reporting unit for the assignment of goodwill held for sale. Applying this approach, we utilized company comparisons and analyst reports within the telecommunications industry which supported a range of fair values derived from annualized revenue and earnings before interest, tax, depreciation and amortization ("EBITDA") multiples between 1.8x and 3.1x and 5.8x and 8.0x, respectively. We reconciled the estimated fair values of the reporting units to our market capitalization as of April 30, 2025 and concluded that the indicated control premium of approximately 42% was reasonable based on recent market transactions. We concluded no impairment existed at any of our reporting units as of our April 30, 2025 assessment date.
We also performed a post-classification goodwill impairment test using the market approach to evaluate whether the fair value of our reporting units that will remain following the divestiture exceeds the carrying value of the equity of such reporting units after classification of assets held for sale and concluded the indicated control premium of approximately 4% was reasonable based on recent market transactions. As a result of this analysis, we determined that the Mass Markets reporting unit was fully impaired, resulting in us recognizing a non-cash, non-tax-deductible goodwill impairment charge of 628 million during the quarter ended June 30, 2025.
The market approach we used in the quarter ended June 30, 2025 incorporated estimates and assumptions related to the forecasted results for the remainder of the year, including revenues, expenses, and the achievement of certain strategic initiatives. In developing the market multiples applicable for each reporting unit, we considered observed trends of our industry participants. Our assessment included many factors that required significant judgment. Alternative interpretations of these factors could have resulted in different conclusions regarding the size of our impairment.
Subsequent to this impairment analysis and as of December 31, 2025, our only remaining goodwill was classified as held for sale.
2024 Goodwill Impairment Analysis
As of October 31, 2024, we performed our annual impairment analysis of the goodwill in our Mass Markets reporting unit by using a qualitative assessment to determine whether it was more likely than not that the fair value of the reporting unit was less than its carrying value. Factors considered in the qualitative assessment included, among other things, macroeconomic conditions, industry and market conditions, financial performance of the reporting unit and other relevant entity and reporting unit considerations. We concluded the estimated fair value of our reporting unit was greater than our carrying value of equity as of our testing date. Therefore, we concluded no impairment existed as of our annual assessment date in the fourth quarter of 2024.

B-44

Appendix B
2023 Goodwill Impairment Analyses
During 2023, we recorded non-cash and non-tax-deductible goodwill impairment charges totaling $10.7 billion related to certain reporting units. In the second quarter of 2023, we determined circumstances existed indicating it was more likely than not that the carrying value of our reporting units exceeded their fair value, resulting in an impairment charge of $8.8 billion. An additional $1.9 billion was recorded as part of our annual goodwill impairment analysis of our three reporting units performed on October 31, 2023
Given the continued erosion in our market capitalization, both quantitative impairment analyses were performed using the market approach, which relied on company comparisons and analyst reports within the telecommunications industry to develop fair value ranges based on annualized revenue and EBITDA multiples. For each of our assessments, we used revenue and EBITDA multiples below these comparable market multiples. Estimated fair values were reconciled to market capitalization, and any implied control premium was determined to be reasonable based on recent market transactions at that time. Significant judgment was required in developing assumptions, and alternative interpretations could have resulted in different conclusions regarding the size of our impairments.
The following table shows the rollforward of goodwill assigned to our reportable segments.

	Business	Mass Markets	Total
	(Dollars in millions)
As of December 31, 2023(1)	$—	1,964	1,964
As of December 31, 2024(1)	—	1,964	1,964
Impairment	—	(628)	(628)
Reclassified as held for sale(2)	—	(1,336)	(1,336)
As of December 31, 2025(1)	$—	—	—
(1)Goodwill as of December 31, 2025, December 31, 2024 and December 31, 2023 is net of accumulated impairment losses of $22.3 billion, $21.7 billion, and $21.7 billion, respectively.
(2)Reflects the goodwill, net of accumulated impairment loss, reclassified as held for sale related to our recently completed divestiture. See Note 2 — Divestitures.
For additional information on our segments, see Note 16 — Segment Information.
As of December 31, 2025, the weighted average remaining useful lives of our finite-lived intangible assets were approximately five years in total, approximately five years for customer relationships and four years for capitalized software.
Total amortization expense for finite-lived intangible assets for the years ended December 31, 2025, 2024, and 2023 was $1.0 billion, $1.1 billion, and $1.1 billion, respectively.
We estimate that future total amortization expense for finite-lived intangible assets will be as follows:

(Dollars in millions)
2026	$942
2027	855
2028	785
2029	556
2030	497
2031 and thereafter	828
Total finite-lived intangible assets future amortization expense	$4,463

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Note 4 — Revenue Recognition
Product and Service Categories
Business
As of December 31, 2025, we categorize our products and services revenue among the following categories for the Business segment:
•Grow: Includes existing and emerging products and services in which we are significantly investing, including our dark fiber and conduit, Edge Cloud, IP, managed security, software-defined wide area networks, Unified Communications and Collaboration, and wavelengths services;
•Nurture: Includes our more mature offerings, including ethernet, and VPN data networks services;
•Harvest: Includes our legacy services managed for cash flow, including Time Division Multiplexing voice, and private line services; and
•Other: Includes equipment sales, managed and professional service solutions and other services.
Mass Markets
As of December 31, 2025, we categorize our products and services revenue among the following categories for the Mass Markets segment:
•Fiber Broadband: Under which we provide high speed broadband services to residential and small business customers utilizing our fiber-based network infrastructure;
•Other Broadband: Under which we provide primarily lower speed broadband services to residential and small business customers utilizing our copper-based network infrastructure; and
•Voice and Other: Under which we derive revenues from (i) providing local and long-distance voice services, professional services, and other ancillary services, and (ii) federal broadband and state support programs.
Reconciliation of Total Revenue to Revenue from Contracts with Customers
The following tables provide total revenue by segment, sales channel and product category. They also provide the amount of revenue that is not subject to ASC 606, "Revenue from Contracts with Customers" ("ASC 606"), but is instead governed by other accounting standards. The amounts in the tables below include revenue for the EMEA business prior to its sale on November 1, 2023:

	Year Ended December 31, 2025
	Total Revenue	Adjustments for Non-ASC 606 Revenue(1)	Total Revenue from Contracts with Customers
	(Dollars in millions)
Business Segment by Sales Channel and Product Category
Large Enterprise
Grow	$1,769	(401)	1,368
Nurture	769	—	769
Harvest	298	—	298
Other	143	—	143
Total Large Enterprise Revenue	2,979	(401)	2,578
Mid-Market Enterprise
Grow	1,040	(26)	1,014
Nurture	603	—	603
Harvest	293	(4)	289
Other	37	—	37
Total Mid-Market Enterprise Revenue	1,973	(30)	1,943
Public Sector
Grow	588	(105)	483
Nurture	324	—	324
Harvest	453	(1)	452

B-46

Appendix B

	Year Ended December 31, 2025
	Total Revenue	Adjustments for Non-ASC 606 Revenue(1)	Total Revenue from Contracts with Customers
	(Dollars in millions)
Other	539	—	539
Total Public Sector Revenue	1,904	(106)	1,798
Wholesale
Grow	1,049	(290)	759
Nurture	667	(24)	643
Harvest	993	(137)	856
Other	5	—	5
Total Wholesale Revenue	2,714	(451)	2,263
International and Other
Grow	149	(3)	146
Nurture	138	—	138
Harvest	27	—	27
Other	11	—	11
Total International and Other	325	(3)	322
Business Segment by Product Category
Grow	4,595	(825)	3,770
Nurture	2,501	(24)	2,477
Harvest	2,064	(142)	1,922
Other	735	—	735
Total Business Segment Revenue	9,895	(991)	8,904
Mass Markets Segment by Product Category
Fiber Broadband	883	(13)	870
Other Broadband	950	(90)	860
Voice and Other	674	23	697
Total Mass Markets Revenue	2,507	(80)	2,427
Total Revenue	$12,402	(1,071)	11,331
Timing of revenue
Goods and services transferred at a point in time			$137
Services performed over time			11,194
Total revenue from contracts with customers			$11,331

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B

	Year Ended December 31, 2024
	Total Revenue	Adjustments for Non-ASC 606 Revenue(1)	Total Revenue from Contracts with Customers
	(Dollars in millions)
Business Segment by Sales Channel and Product Category
Large Enterprise
Grow	$1,544	(256)	1,288
Nurture	927	—	927
Harvest	383	—	383
Other	185	(1)	184
Total Large Enterprise Revenue	3,039	(257)	2,782
Mid-Market Enterprise
Grow	1,031	(25)	1,006
Nurture	775	—	775
Harvest	366	(4)	362
Other	40	(5)	35
Total Mid-Market Enterprise Revenue	2,212	(34)	2,178
Public Sector
Grow	600	(85)	515
Nurture	357	—	357
Harvest	390	(4)	386
Other	509	—	509
Total Public Sector Revenue	1,856	(89)	1,767
Wholesale
Grow	1,047	(287)	760
Nurture	738	(19)	719
Harvest	1,093	(140)	953
Other	8	—	8
Total Wholesale Revenue	2,886	(446)	2,440
International and Other
Grow	154	(4)	150
Nurture	162	—	162
Harvest	43	—	43
Other	14	—	14
Total International and Other	373	(4)	369
Business Segment by Product Category
Grow	4,376	(657)	3,719
Nurture	2,959	(19)	2,940
Harvest	2,275	(148)	2,127
Other	756	(6)	750
Total Business Segment Revenue	10,366	(830)	9,536
Mass Markets Segment by Product Category
Fiber Broadband	735	(13)	722
Other Broadband	1,168	(105)	1,063
Voice and Other	839	(31)	808
Total Mass Markets Revenue	2,742	(149)	2,593
Total Revenue	$13,108	(979)	12,129
Timing of revenue
Goods and services transferred at a point in time			$136
Services performed over time			11,993
Total revenue from contracts with customers			$12,129

B-48

Appendix B

	Year Ended December 31, 2023
	Total Revenue	Adjustments for Non-ASC 606 Revenue(1)	Total Revenue from Contracts with Customers
	(Dollars in millions)
Business Segment by Sales Channel and Product Category
Large Enterprise
Grow	$1,494	(179)	1,315
Nurture	1,034	—	1,034
Harvest	462	—	462
Other	181	(5)	176
Total Large Enterprise Revenue	3,171	(184)	2,987
Mid-Market Enterprise
Grow	1,021	(28)	993
Nurture	968	—	968
Harvest	448	(4)	444
Other	53	(4)	49
Total Mid-Market Enterprise Revenue	2,490	(36)	2,454
Public Sector
Grow	473	(81)	392
Nurture	393	—	393
Harvest	383	(1)	382
Other	542	—	542
Total Public Sector Revenue	1,791	(82)	1,709
Wholesale
Grow	1,050	(251)	799
Nurture	826	(25)	801
Harvest	1,264	(165)	1,099
Other	12	—	12
Total Wholesale Revenue	3,152	(441)	2,711
International and Other
Grow	453	(115)	338
Nurture	266	—	266
Harvest	126	—	126
Other	137	—	137
Total International and Other	982	(115)	867
Business Segment by Product Category
Grow	4,491	(654)	3,837
Nurture	3,487	(25)	3,462
Harvest	2,683	(170)	2,513
Other	925	(9)	916
Total Business Segment Revenue	11,586	(858)	10,728
Mass Markets Segment by Product Category
Fiber Broadband	637	(16)	621
Other Broadband	1,394	(126)	1,268
Voice and Other	940	(36)	904
Total Mass Markets Revenue	2,971	(178)	2,793
Total Revenue	$14,557	(1,036)	13,521
Timing of revenue
Goods and services transferred at a point in time			$178
Services performed over time			13,343
Total revenue from contracts with customers			$13,521
(1)Includes regulatory revenue and lease revenue not within the scope of ASC 606.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Customer Receivables and Contract Balances
The following table provides balances of customer receivables, contract assets and contract liabilities, net of amounts classified as held for sale:

	December 31,
	2025	2024
	(Dollars in millions)
Customer receivables, less allowance of $57 and $50(1)	$1,316	1,193
Contract assets	33	19
Contract liabilities(2)	647	733
(1)As of December 31, 2025, this amount excluded $13 million of customer receivables, net associated with the disposal group classified as held for sale.
(2)As of December 31, 2025, this amount excluded $32 million of contract liabilities associated with the disposal group classified as held for sale.
Contract liabilities are consideration we have received from our customers or billed in advance of providing goods or services promised in the future. We defer recognizing this consideration as revenue until we have satisfied the related performance obligation to the customer. Contract liabilities include recurring services billed one month in advance and installation, and maintenance charges that are deferred and recognized over the actual or expected contract term, which typically ranges from one to five years depending on the service. Contract liabilities are included within Deferred revenue on our consolidated balance sheets. During the years ended December 31, 2025 and December 31, 2024, we recognized $478 million and $443 million, respectively, of revenue that was included in contract liabilities of $733 million and $698 million as of January 1, 2025 and 2024, respectively, including contract liabilities that were classified as held for sale.
Performance Obligations
As of December 31, 2025, we expect to recognize approximately $6.0 billion of revenue in the future related to performance obligations associated with existing customer contracts that are partially or wholly unsatisfied. As of December 31, 2025, the transaction price related to unsatisfied performance obligation that are expected to be recognized in 2026, 2027, and thereafter was $2.8 billion, $1.6 billion and $1.6 billion, respectively.
These amounts exclude:
•the value of unsatisfied performance obligations for contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed (for example, uncommitted usage or non-recurring charges associated with professional or technical services to be completed);
•contracts that are classified as leasing arrangements or government assistance that are not subject to ASC 606; and
•the value of unsatisfied performance obligations for contracts which relate to the disposal group classified as held for sale.
Contract Costs
The following tables provide changes in our contract acquisition costs and fulfillment costs:

	Year Ended December 31, 2025		Year Ended December 31, 2024
	Acquisition Costs	Fulfillment Costs	Acquisition Costs	Fulfillment Costs
	(Dollars in millions)		(Dollars in millions)
Beginning of period balance	$203	222	182	184
Costs incurred	143	225	151	176
Amortization	(126)	(162)	(130)	(138)
Change in contract costs held for sale	(24)	(21)	—	—
End of period balance(1)	$196	264	203	222
(1)The ending balance for the year ended December 31, 2025 excluded 24 million and 21 million of acquisition costs and fulfillment costs, respectively, associated with the disposal group classified as held for sale.

B-50

Appendix B
Acquisition costs include commission fees paid to employees as a result of obtaining contracts. Fulfillment costs include third-party and internal costs associated with the provision, installation and activation of services to customers, including labor and materials consumed for these activities.
We amortize deferred acquisition and fulfillment costs based on the transfer of services on a straight-line basis over the average contract life of approximately 47 months for Mass Markets customers and 34 months for Business customers. We include amortized fulfillment costs in Cost of services and products and amortized acquisition costs in Selling, general and administrative in our consolidated statements of operations. We include the amount of these deferred costs that are anticipated to be amortized in the next 12 months in Other current assets, net and the deferred costs expected to be amortized beyond the next 12 months in Other assets, net on our consolidated balance sheets. We assess deferred acquisition and fulfillment costs for impairment on a quarterly basis.
Governmental Funding
Lumen participates in various U.S. federal and state programs under which government support payments are received to offset costs associated with providing services in targeted locations such as unserved or underserved high-cost or rural areas, or for certain types of customers, including non-profit organizations, educational institutions and local governmental bodies. In certain instances, support payments are conditioned on specified infrastructure buildouts by milestone deadlines or provision of services at specified locations and speed requirements. Commitments may be made annually, on a multi-year basis ranging from one to 10 years or be on-going subject to periodic change or termination. Consistent with customary practice and as referenced in ASC 832 Government Assistance, Lumen applies a grant model of accounting by which it accounts for these transactions as non-ASC 606 revenue over the periods in which the costs for which the funding is intended to compensate are incurred. This non-ASC 606 revenue is included in operating revenue in our consolidated statements of operations. Corresponding receivables are recorded when services have been provided to the customers and costs incurred, but the cash has not been received. These amounts are included in our accounts receivable, less allowance in our consolidated balance sheets. Certain programs are subject to audits of compliance with program commitments and, subject to the outcomes of those assessments, Lumen may be required to reimburse the government entity for cash previously received, or, in some cases, pay a penalty. Lumen evaluates each program and establishes a liability under the principles of ASC 450 if it is probable support payments will be recaptured or a penalty will be imposed.
For both the years ended December 31, 2025 and 2024, Lumen recorded non-customer revenue of $67 million and $83 million, respectively, under government assistance programs, of which 28% and 18%, respectively, was associated with state universal service fund support programs.
The federal government has introduced several programs expand broadband access, including the Rural Digital Opportunity Fund (“RDOF”) program, an FCC initiative that provides federal financial support to fund broadband deployment in rural America. We were awarded RDOF funding in several of the states in which we operate and received payments for a period starting in 2022. We received approximately $17 million in annual RDOF Phase I support payments for the year ended December 31, 2023. In the third quarter of 2024, we relinquished rights to develop certain RDOF census blocks in four states, which resulted in a reduction of the anticipated RDOF Phase I support payments to approximately $16 million for the year ending December 31, 2024. In the second quarter of 2025, we voluntarily relinquished the remainder of our RDOF awards. As a result, we will no longer receive funding through the RDOF program and recognized a reduction to revenue of $46 million in our consolidated statements of operations in the second quarter of 2025. We also incurred fees of $49 million in connection therewith, which are reflected in our operating expenses within our consolidated statements of operations. In January 2026, we paid the $95 million of revenue and fees summarized above, along with an additional $4 million relating to our 2024 relinquishment as repayment of funds previously received and remittance of the fees incurred.
Lumen participates in two state sponsored programs for broadband deployment in unserved and underserved areas for which the states have state universal service funds sourced from fees levied on telecommunications providers and passed on to consumers. During the years ending December 31, 2025 and 2024, Lumen participated in these types of programs in the states of Nebraska and New Mexico.

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Appendix B
Note 5 — Leases
We primarily lease various office facilities, colocation facilities, equipment and transmission capacity to or from third parties. Leases with an initial term of 12 months or less are not recorded on our consolidated balance sheets; we recognize lease expense for these leases on a straight-line basis over the lease term.
We determine if an arrangement is a lease at inception and whether that lease meets the classification criteria of a finance or operating lease at the commencement date. Lease-related assets, or right-of-use assets, are recognized at the lease commencement date at amounts equal to the respective lease liabilities. Lease-related liabilities are recognized at the present value of the remaining contractual fixed lease payments, discounted using our incremental borrowing rates. As part of the present value calculation for the lease liabilities, we use an incremental borrowing rate as the rates implicit in the leases are not readily determinable. The incremental borrowing rates used for lease accounting are based on our unsecured rates, adjusted to approximate the rates at which we could borrow on a collateralized basis over a term similar to the recognized lease term. We apply the incremental borrowing rates to lease components using a portfolio approach based upon the length of the lease term and the reporting entity in which the lease resides. Operating lease expense is recognized on a straight-line basis over the lease term, while variable lease payments are expensed as incurred.
Some of our lease arrangements contain lease components, non-lease components (including common-area maintenance costs) and executory costs (including real estate taxes and insurance costs). We generally account for each component separately based on the estimated standalone price of each component. For colocation leases, we account for the lease and non-lease components as a single lease component.
Many of our lease agreements contain renewal options; however, we do not recognize right-of-use assets or lease liabilities for renewal periods unless we determine that we are reasonably certain of renewing the lease. Certain leases also include options to purchase the leased property. The depreciable life of assets and leasehold improvements are limited by the expected lease term, unless there is a transfer of title or purchase option reasonably certain to be exercised. Our lease agreements do not generally contain any material residual value guarantees or material restrictive covenants.
We lease various equipment, office facilities, retail outlets, switching facilities and other network sites or components from third parties. These leases, with few exceptions, provide for renewal options and rent escalations that are either fixed or based on the consumer price index. Any rent abatements, along with rent escalations, are included in the computation of rent expense calculated on a straight-line basis over the lease term. The lease term for most leases includes the initial non-cancelable term plus any term under renewal options that we believe are reasonably assured.
Lessee
Lease expense consisted of the following:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Operating and short-term lease cost	$415	446	459
Finance lease cost:
Amortization of right-of-use assets	26	25	32
Interest on lease liability	10	11	12
Total finance lease cost	36	36	44
Total lease cost	$451	482	503

B-52

Appendix B
Supplemental consolidated balance sheet information and other information related to leases is included below:

		December 31,
Leases (Dollars in millions)	Balance Sheet Classification	2025	2024
Assets
Operating lease assets	Other assets, net	$1,291	1,119
Finance lease assets	Property, plant and equipment, net of accumulated depreciation	216	236
Total leased assets		$1,507	1,355
Liabilities
Current
Operating	Current operating lease liabilities	$266	253
Finance	Current maturities of long-term debt	19	17
Noncurrent
Operating	Other liabilities	1,113	959
Finance	Long-term debt	183	198
Total lease liabilities		$1,581	1,427
Weighted-average remaining lease term (years)
Operating leases		7.4	7.7
Finance leases		9.6	11.4
Weighted-average discount rate
Operating leases		8.74%	8.90%
Finance leases		4.45%	4.40%
Supplemental consolidated cash flow statement information related to leases is included below:

	Years Ended December 31,
	2025	2024
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows for operating leases	$412	427
Operating cash flows for finance leases	10	11
Financing cash flows for finance leases	18	17
Supplemental lease cash flow disclosures:
Operating lease right-of-use assets obtained in exchange for new operating lease liabilities	$406	191
Right-of-use assets obtained in exchange for new finance lease liabilities	6	2
As of December 31, 2025, maturities of lease liabilities were as follows:

	Operating Leases	Finance Leases
	(Dollars in millions)
2026	$366	28
2027	298	29
2028	254	28
2029	214	26
2030	137	27
Thereafter	648	117
Total lease payments	1,917	255
Less: interest	(538)	(53)
Total	1,379	202
Less: current portion	(266)	(19)
Long-term portion	$1,113	183
As of December 31, 2025, we had no material operating or finance leases that had not yet commenced.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Lessor
We lease various dark fiber and conduit, office facilities, colocation facilities, switching facilities, other network sites, and service equipment to third parties under operating leases. Lease and sublease revenue are included in operating revenue in the consolidated statements of operations. See "Revenue Recognition" in Note 1 — Background and Summary of Significant Accounting Policies.
For the years ended December 31, 2025, 2024, and 2023, our gross operating lease revenue was $1.1 billion, $1.0 billion and $1.0 billion, respectively, which represents 9%, 7%, and 7% of our operating revenue for the years ended December 31, 2025, 2024, and 2023.
Included in our operating lease revenue is sublease revenue of $23 million, $25 million, and $25 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Note 6 — Credit Losses on Financial Instruments
To assess our expected credit losses on financial instruments, we aggregate financial assets with similar risk characteristics to monitor their credit quality or deterioration over the life of such assets. We periodically monitor certain risk characteristics within our aggregated financial assets and revise their composition accordingly, to the extent internal and external risk factors change. We separately evaluate financial assets that do not share risk characteristics with other financial assets. Our financial assets measured at amortized cost primarily consist of accounts receivable.
We use a loss rate method to estimate our allowance for credit losses. Our determination of the current expected credit loss rate begins with our review of historical loss experience as a percentage of accounts receivable. We measure our historical loss period based on the average days to recognize accounts receivable as credit losses. When asset specific characteristics and current conditions change from those in the historical period, due to changes in our credit and collections strategy, certain classes of aged balances, or credit loss and recovery policies, we perform a qualitative and quantitative assessment to adjust our historical loss rate. We use regression analysis to develop an expected loss rate using historical experience and economic data over a forecast period. We measure our forecast period based on the average days to collect payment on billed accounts receivable. To determine our current allowance for credit losses, we combine the historical and expected credit loss rates and apply them to our period end accounts receivable.
If there is an unexpected deterioration of a customer's financial condition or an unexpected change in economic conditions, including macroeconomic events, we assess the need to adjust the allowance for credit losses. Any such resulting adjustments would affect earnings in the period that adjustments are made.
The assessment of the correlation between historical observed default rates, current conditions and forecasted economic conditions requires judgment. Alternative interpretations of these factors could have resulted in different conclusions regarding our allowance for credit losses. The amount of credit loss is sensitive to changes in circumstances and forecasted economic conditions. Our historical credit loss experience, current conditions and forecast of economic conditions may also not be representative of the customers' actual default experience in the future, and we may use methodologies that differ from those used by other companies.

B-54

Appendix B
The following table presents the activity of our allowance for credit losses by accounts receivable portfolio:

	Business	Mass Markets	Total
	(Dollars in millions)
Balance as of December 31, 2022(1)	$57	28	85
Provision for expected losses	35	65	100
Write-offs charged against the allowance	(62)	(65)	(127)
Recoveries collected	6	3	9
Balance as of December 31, 2023	36	31	67
Provision for expected losses	26	46	72
Write-offs charged against the allowance	(32)	(58)	(90)
Recoveries collected	6	4	10
Balance as of December 31, 2024	36	23	59
Provision for expected losses	32	38	70
Write-offs charged against the allowance	(37)	(31)	(68)
Recoveries collected	4	3	7
Change in allowance in assets held for sale(2)	—	(1)	(1)
Balance as of December 31, 2025	$35	32	67
(1)Includes $5 million allowance for credit losses classified as held for sale as of December 31, 2022 related to the divestiture of the EMEA business in 2023. See Note 2 — Divestitures.
(2)Represents changes in amounts classified as held for sale associated with the disposal group related to the recently completed divestiture of the Mass Markets Fiber-to-the-Home business in the Territory. See Note 2 — Divestitures.
Note 7 — Long-Term Debt and Credit Facilities
As of December 31, 2025, substantially all of our outstanding consolidated debt had been incurred by us or one of the following three subsidiaries, each of which has borrowed funds either on a standalone basis or as part of a separate restricted group with certain of its subsidiaries:
•Level 3 Financing, Inc. ("Level 3 Financing"), including its parent guarantor Level 3 Parent, LLC ("Level 3 Parent"), and certain subsidiary guarantors;
•Qwest Corporation ("Qwest"); and
•Qwest Capital Funding, Inc., including its parent guarantor, Qwest Communications International Inc.
Each of these borrowers or borrowing groups has entered into a credit agreement with certain financial institutions or other institutional lenders or issued senior notes. Certain of these debt instruments are described further below.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
The following table reflects the consolidated long-term debt of Lumen Technologies, Inc. and its subsidiaries as of the dates indicated below, including unamortized premiums (discounts) and unamortized debt issuance costs:

			December 31,
	Interest Rates(1)	Maturities(1)	2025	2024
			(Dollars in millions)
Senior Secured Debt:(2)
Lumen Technologies, Inc.
Series A Revolving Credit Facility	SOFR + 4.00%	2028	$—	—
Series B Revolving Credit Facility	SOFR + 6.00%	2028	—	—
Term Loan A(3)	SOFR + 6.00%	2028	$338	357
Term Loan B-1(4)	SOFR + 2.35%	2029	1,590	1,606
Term Loan B-2(4)	SOFR + 2.35%	2030	1,590	1,606
Term Loan B(5)	N/A	N/A	—	56
Superpriority notes	4.125% - 10.000%	2029 - 2032	1,247	1,247
Subsidiaries:
Level 3 Financing, Inc.
Term Loan B-1(6)	N/A	N/A	—	1,199
Term Loan B-2(6)	N/A	N/A	—	1,199
Term Loan B-4(7)	SOFR + 3.25%	2032	2,400	—
Former Facility Tranche B Term Loan(8)	N/A	N/A	—	12
First Lien notes	6.875% - 7.000%	2033 - 2034	4,425	3,846
Second Lien notes	3.875% - 4.875%	2029 - 2031	660	2,579
Unsecured Senior Notes and Other Debt:
Lumen Technologies, Inc.
Senior notes	4.500% - 7.650%	2028 - 2042	1,296	1,428
Subsidiaries:
Level 3 Financing, Inc.
Senior notes	3.625% - 8.500%	2028 - 2036	2,144	964
Qwest Corporation
Senior notes	6.500% - 7.750%	2030 - 2057	1,736	1,973
Qwest Capital Funding, Inc.
Senior notes	6.875% - 7.750%	2028 - 2031	169	192
Finance lease and other obligations	Various	Various	220	254
Unamortized discounts, net			(223)	(395)
Unamortized debt issuance costs			(151)	(217)
Total long-term debt			17,441	17,906
Less current maturities			(88)	(412)
Long-term debt, excluding current maturities			$17,353	17,494
N/A - Not applicable
(1)As of December 31, 2025. All references to "SOFR" refer to the Secured Overnight Financing Rate.
(2)The debt listed under the caption “Senior Secured Debt” was either secured by assets of the issuer, guaranteed on a secured or unsecured basis by certain affiliates of the issuer, or both.
(3)Lumen's Term Loan A had an interest rate of 9.916% and 10.573% as of December 31, 2025 and December 31, 2024, respectively.
(4)Lumen's Term Loan B-1 and B-2 each had an interest rate of 6.380% and 7.037% as of December 31, 2025 and December 31, 2024, respectively.
(5)Lumen's Term Loan B had an interest rate composition of SOFR + 2.25%, which was 6.937% as of December 31, 2024.
(6)Level 3 Financing's Term Loan B-1 and B-2 each had an interest rate composition of SOFR + 6.56%, which was 11.133% as of December 31, 2024. As described below, this indebtedness was refinanced during the first quarter of 2025.
(7)Level 3 Financing's Term Loan B-4 has an interest rate composition of SOFR + 3.25%, which was 7.166% as of December 31, 2025.
(8)Level 3 Financing's Former Facility Tranche B 2027 Term Loan had an interest rate composition of SOFR + 1.75%., which was 6.437% as of December 31, 2024.

B-56

Appendix B
Long-Term Debt Maturities
Set forth below is the aggregate principal amount of our long-term debt as of December 31, 2025 (excluding unamortized discounts, net, and unamortized debt issuance costs) maturing during the following years:

(Dollars in millions)
2026	$88
2027	72
2028	716
2029	3,761
2030	2,155
2031 and thereafter	11,023
Total long-term debt	$17,815
2025 Debt Transactions
During 2025, we have completed various debt refinancing, term loan repricing, and further debt reduction transactions described below, which resulted in a $740 million net loss on early retirement of debt, recognized in our Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2025. Additionally, certain of these transactions resulted in early call premiums which were funded by proceeds from our debt issuances and are reflected as Debt issuance and extinguishment costs and related fees within our financing activities in our consolidated statements of cash flow.
Second Lien Notes Refinancing — Fourth Quarter 2025
On December 23, 2025, Level 3 Financing issued $1.25 billion of 8.500% Senior Notes due 2036. On such date, Level 3 Financing used the net proceeds from the offering, together with cash on hand for the 2025 Early Settlement Cash Tender Offers (as defined herein) noted below.
Cash Tender Offers — Fourth Quarter 2025
Pursuant to cash tender offers that commenced on December 8, 2025 (the "2025 Early Settlement Cash Tender Offers"), in December 2025 we reduced the aggregate principal amount of our consolidated indebtedness by $1.6 billion as described in the table below. The Company determined that the Second Lien Notes Refinancing constituted a debt extinguishment and recorded a loss of 74 million in our aggregate Net (loss) gain on early retirement of debt in Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2025.
The following table sets forth the aggregate principal amount of each series of second lien notes of Level 3 Financing retired in exchange for cash in December 2025 in connection with the 2025 Early Settlement Cash Tender Offers:

Debt	Aggregate Principal Amount (in millions)
Level 3 Financing, Inc.
3.875% Second Lien Notes due 2030	$434
4.500% Second Lien Notes due 2030	703
4.000% Second Lien Notes due 2031	432
Total	$1,569
Term Loan Repayments — Fourth Quarter 2025
During the fourth quarter of 2025, we and Level 3 Financing, Inc. repaid all $68 million of the outstanding Term Loan B and Former Facility Tranche B Term Loan due 2027.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Second Credit Facilities Refinancing — Third Quarter 2025
On September 29, 2025, Level 3 Financing (i) refinanced all of the outstanding secured Term Loan B-3 facilities under its Existing Credit Agreement (as defined below) and (ii) entered into an amendment to the Existing Level 3 Credit Agreement (collectively, the "Second Credit Facilities Transactions") and the Existing Level 3 Credit Agreement as amended in connection with the Second Credit Facilities Transactions, the ("Level 3 Credit Agreement"). This amendment revised the Existing Level 3 Credit Agreement to, among other things, reduce the pricing on Level 3 Financing’s term loan facility and make related changes to effect such repricing. Immediately following the Second Credit Facilities Transactions, Level 3 Financing had 2.4 billion of outstanding borrowings under its new secured Term Loan B-4 facility.
The Company determined that the Second Credit Facilities Transactions constituted a debt extinguishment and recorded a loss of $56 million, which is included in our aggregate Net (loss) gain on early retirement of debt in Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2025.
First Lien Note Refinancings — Third Quarter 2025
On August 18, 2025, Level 3 Financing issued $2.0 billion of 7.000% First Lien Notes due 2034. On such date, Level 3 Financing used the net proceeds from the offering, together with cash on hand, to redeem (i) all $1.4 billion aggregate principal amount of its then-outstanding First Lien 11.000% Senior Secured Notes due 2029, and (ii) $305 million aggregate principal amount of its outstanding 10.750% First Lien Notes due 2030, in each case including the payment of redemption premium and accrued interest, as well as related fees and expenses.
Additionally, on September 8, 2025, Level 3 Financing issued an additional $425 million aggregate principal amount of 7.000% First Lien Notes due 2034. On September 14, 2025, Level 3 Financing used the net proceeds from the offering, together with cash on hand, to redeem the remaining $373 million aggregate principal amount of its outstanding 10.750% First Lien Notes due 2030, including the payment of redemption premium and accrued interest, as well as related fees and expenses.
The Company determined that these refinancings constituted debt extinguishments and recorded a loss of 344 million, which is included in our aggregate Net (loss) gain on early retirement of debt in Other income (expense), net in our consolidated statements of operations for the year ended December 31, 2025.
First Lien Note Refinancing — Second Quarter 2025
On June 30, 2025, Level 3 Financing issued $2.0 billion of 6.875% First Lien Notes due 2033. On such date, Level 3 Financing used the net proceeds from the offering, together with cash on hand, to redeem (i) all $925 million aggregate principal amount of Level 3 Financing's then-outstanding First Lien 10.500% Senior Secured Notes due 2030, (ii) all $668 million aggregate principal amount of Level 3 Financing’s then-outstanding 10.500% First Lien Notes due 2029, and (iii) $167 million aggregate principal amount of Level 3 Financing’s outstanding 11.000% First Lien Notes due 2029, in each case including the payment of redemption premium and accrued interest, as well as related fees and expenses.
The Company determined this refinancing constituted a debt extinguishment and recorded a loss of $236 million, which is included in our aggregate Net (loss) gain on early retirement of debt in Other income (expense), net in our consolidated statements of operations for the year ended December 31, 2025.
First Credit Facilities Refinancing — First Quarter 2025
On March 27, 2025, Level 3 Financing (i) refinanced all of the outstanding secured Term Loan B-1 facilities and secured Term Loan B-2 facilities under its Credit Agreement dated March 22, 2024 (the "Original Level 3 Credit Agreement") by and among Level 3 Financing, as borrower, Level 3 Parent, as guarantor, Wilmington Trust, National Association, as administrative agent and collateral agent, and the lenders from time to time party thereto and (ii) entered into an amendment to the Original Level 3 Credit Agreement (collectively, the "First Credit Facilities Transactions"; the Original Credit Agreement as amended in connection with the First Credit Facilities Transactions, the "Existing Level 3 Credit Agreement"). This amendment revised the Original Level 3 Credit Agreement to, among other things, (i) reduce the pricing on Level 3 Financing’s term loan facility and make related changes to effect such repricing and (ii) extend the maturity of Level 3 Financing's term loan facility to 2032. Immediately following the First Credit Facilities Transactions, Level 3 Financing had 2.4 billion of outstanding borrowings under its new secured Term Loan B-3 facility.

B-58

Appendix B
The Company determined that the First Credit Facilities Transactions constituted a debt extinguishment and recorded a loss of $35 million, which is included in our aggregate Net (loss) gain on early retirement of debt in Other income (expense), net in our consolidated statements of operations for the year ended December 31, 2025.
Cash Redemption — Third Quarter 2025
On September 30, 2025, Level 3 Financing fully redeemed $350 million in aggregate principal amount of its 10.000% Second Lien notes due 2032 in exchange for cash. Transaction fees related to this redemption were not significant.
Cash Redemptions — First Quarter 2025
The following table sets forth the aggregate principal amount of each series of unsecured senior notes of Lumen and Level 3 Financing fully redeemed in exchange for cash on February 15, 2025. Transaction fees related to these redemptions were not significant.

Debt Redeemed on February 15, 2025	Aggregate Principal Amount (in millions)
Lumen Technologies, Inc.
5.625% unsecured Senior Notes due 2025	$55
7.200% unsecured Senior Notes due 2025	29
5.125% unsecured Senior Notes due 2026	7
4.000% unsecured Senior Notes due 2027	41
Level 3 Financing, Inc.
3.400% unsecured Senior Notes due 2027	5
4.625% unsecured Senior Notes due 2027	65
Total	$202
2024 Debt Transactions
Cash Tender Offers
Pursuant to cash tender offers that commenced on November 12, 2024 (the "Cash Tender Offers"), in November 2024 we reduced the aggregate principal amount of our consolidated indebtedness by $393 million. In conjunction with the Cash Tender Offers, we recorded a gain of $33 million including an offset of immaterial third-party fees in our aggregate Net (loss) gain on early retirement of debt in Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2024.
The following table sets forth the aggregate principal amount of each series of senior notes of Lumen and Level 3 Financing retired in exchange for cash in November 2024 in connection with the Cash Tender Offers:

Debt	Aggregate Principal Amount (in millions)
Lumen Technologies, Inc.
5.625% Senior Notes, Series X, due 2025	$33
7.200% Senior Notes, Series D, due 2025	3
5.125% Senior Notes due 2026	5
4.000% Senior Secured Notes due 2027 (unsecured)	4
6.875% Debentures, Series G, due 2028	24
Level 3 Financing, Inc.
3.400% Senior Secured Notes due 2027 (unsecured)	1
4.625% Senior Notes due 2027	48
4.250% Senior Notes due 2028	275
Total	$393

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Exchange Offers
Pursuant to exchange offers that commenced on September 3, 2024 (the "Exchange Offers"), on September 24, 2024:
•Lumen Technologies issued $438 million aggregate principal amount of its newly-issued 10.000% Secured Notes due 2032 (the "New Lumen Notes") and paid approximately $14 million cash (excluding accrued and unpaid interest payable with respect to the exchange) in exchange for approximately $491 million aggregate principal amount of four series of its outstanding senior unsecured notes, maturing between 2026 and 2029 (which were concurrently cancelled), and
•Level 3 Financing issued $350 million aggregate principal amount of its newly-issued 10.000% Second Lien Notes due 2032 in exchange for $357 million aggregate principal amount of two series of its outstanding senior unsecured notes maturing in 2027 (which were concurrently cancelled).
These transactions reduced the aggregate principal amount of Lumen's consolidated indebtedness by approximately $60 million.
The Company determined that the Exchange Offers constituted a debt modification consistent with ASC 470 and recorded no gain or loss. In conjunction with the Exchange Offers, we recorded $17 million of fees to Selling, general and administrative expense in our consolidated statements of operations for the year ended December 31, 2024.
The following table sets forth the aggregate principal amount of each series of senior unsecured notes of Lumen and Level 3 Financing exchanged and retired on September 24, 2024 in connection with the Exchange Offers:

Debt	Aggregate Principal Amount (in millions)
Lumen Technologies, Inc.
5.125% Senior Notes due 2026	$137
4.000% Senior Secured Notes due 2027 (unsecured)	188
6.875% Debentures, Series G, due 2028	80
4.500% Senior Notes due 2029	86
Level 3 Financing, Inc.
3.400% Senior Secured Notes due 2027 (unsecured)	77
4.625% Senior Notes due 2027	280
Total	$848
Transaction Support Agreement Transactions
On March 22, 2024 (the "TSA Effective Date"), Lumen Technologies, Level 3 Financing, Qwest and a group of creditors holding a majority of our consolidated debt completed transactions contemplated under the amended and restated transaction support agreement ("TSA") that such parties entered into on January 22, 2024 (the "TSA Transactions"), including the termination, repayment or exchange of previous commitments and debt and the issuance of new term loan facilities, notes, and revolving credit facilities.

B-60

Appendix B
The following table sets forth the aggregate principal amount of each of Lumen's consolidated debt arrangements that were partially or fully paid in exchange for cash or newly-issued debt during the first quarter of 2024 in connection with the TSA Transactions:

	Aggregate Principal Amount (in millions)
Debt	Repaid	Exchanged
Lumen Technologies, Inc.
Term Loan A	$933	—
Term Loan A-1	266	—
Term Loan B	575	3,259
5.125% Senior Notes due 2026	116	147
4.000% Senior Notes due 2027	153	865
Level 3 Financing, Inc.
Term Loan B	—	2,398
3.400% Senior Notes due 2027	—	668
3.875% Senior Notes due 2029	—	678
4.625% Senior Notes due 2027	—	606
4.250% Senior Notes due 2028	—	712
3.625% Senior Notes due 2029	—	458
3.750% Senior Notes due 2029	—	453
Qwest Corporation
Term Loan B	215	—
Total	$2,258	10,244
The following table sets forth the aggregate principal balance as of December 31, 2024 of the debt issued by Lumen or Level 3 Financing in connection with the TSA Transactions:

New Debt Issuances(1)	Aggregate Principal Amount as of December 31, 2024 (in millions)
Lumen Technologies, Inc.
Term Loan A(2)	$357
Term Loan B-1(2)	1,606
Term Loan B-2(2)	1,606
4.125% Superpriority Notes due 2029-2030	808
Level 3 Financing, Inc.
Term Loan B-1	1,199
Term Loan B-2	1,199
10.500% First Lien Notes due 2029	668
11.000% First Lien Notes due 2029	1,575
4.875% Second Lien Notes due 2029	606
10.750% First Lien Notes due 2030	678
4.500% Second Lien Notes due 2030	712
3.875% Second Lien Notes due 2030	458
4.000% Second Lien Notes due 2031	453
Total	$11,925
(1)Except for Lumen's Term Loan A and $1.375 billion of Level 3 Financing's 11.000% First Lien Notes due 2029, all of the debt listed in this table was issued in the first quarter of 2024 in exchange for previously-issued debt of Lumen or Level 3 Financing in connection with the TSA Transactions.
(2)Reflects approximately $66 million of term loan installment payments and paydowns made between the TSA Effective Date and December 31, 2024.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
In evaluating the terms of the TSA Transactions, we determined that for certain of our creditors the new debt instruments were substantially different than pre-existing debt and therefore constituted a non-cash extinguishment of old debt for Lumen Technologies and Level 3 Financing of $744 million and $2.6 billion, respectively, and the establishment of new debt for which we recorded a $275 million gain on extinguishment in the first quarter of 2024. This new debt was recorded at fair value generating a reduction to debt of $492 million which was included in our aggregate Net (loss) gain on early retirement of debt of $348 million, recognized in Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2024. The remaining creditors’ newly-issued debt was not substantially different under the terms of the TSA Transactions and was treated under modification accounting rules. In conjunction with the TSA Transactions, we paid $209 million in lender fees and $174 million in additional third-party costs. Of these amounts, we offset $157 million of lender fees against the gain on extinguishment and recorded $112 million in third-party costs to Selling, general and administrative expense in our consolidated statement of operations for the year ended December 31, 2024. In accordance with GAAP provisions for modification and extinguishment accounting, $52 million in lender fees and $62 million in third-party costs, respectively, were capitalized and will be amortized over the terms of the newly-issued indebtedness.
Repurchases of Debt Instruments
During 2024, we repurchased various debt instruments on the open market. These repurchases resulted in an aggregate net gain of 40 million which is included in our aggregate Net (loss) gain on early retirement of debt in Other income (expense), net in our consolidated statement of operations for the year ended December 31, 2024. The following table sets forth the aggregate principal amount of each series of notes and term loans repurchased during the year ended December 31, 2024:

Debt	Principal Amount Repurchased (in millions)
Lumen Technologies, Inc.
Term Loan A	$2
Term Loan B-1	7
Term Loan B-2	7
5.625% Senior Notes, Series X, due 2025	70
7.200% Senior Notes, Series D, due 2025	13
6.875% Senior Notes, Series G, due 2028	7
4.500% Senior Notes due 2029	24
4.125% Superpriority Notes due 2029-2030	3
7.600% Senior Notes due 2039	5
7.650% Senior Notes due 2042	6
Level 3 Financing, Inc.
4.250% Senior Notes due 2028	34
3.625% Senior Notes due 2029	81
3.750% Sustainability-Linked Senior Notes due 2029	86
3.875% Senior Secured Notes due 2029 (unsecured)	18
Qwest Corporation
7.250% Senior Notes due 2025	13
Total	$376
2023 Credit Facility Borrowings and Repayments
During 2023, Lumen borrowed $925 million from, and made repayments of $725 million to, the Former Lumen Facilities.

B-62

Appendix B
Interest Expense
Interest expense includes interest on total long-term debt. The following table presents the amount of gross interest expense, net of capitalized interest:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Interest expense:
Gross interest expense	$1,438	1,548	1,269
Capitalized interest	(154)	(176)	(111)
Total interest expense	$1,284	1,372	1,158
Lumen Credit Agreements
Superpriority Revolving/Term A Credit Agreement
On the TSA Effective Date, Lumen, as borrower, the lenders party thereto and Bank of America, as administrative agent and collateral agent, entered into the Superpriority Revolving/Term A Credit Agreement (the “RCF/TLA Credit Agreement”), providing for:
•a superpriority “first out” series A revolving credit facility with original commitments of approximately $489 million (the “Series A Revolving Credit Facility”);
•a superpriority “second out” series B revolving credit facility with original commitments of approximately $467 million (the “Series B Revolving Credit Facility”, and together with the Series A Revolving Credit Facility, the “Lumen Revolving Credit Facilities”); and
•a superpriority secured term loan facility in the amount of approximately $377 million (the “Lumen TLA”).
Interest on borrowings under the RCF/TLA Credit Agreement is payable at the end of each interest period at a rate equal to, at Lumen’s option:
•for the Series A Revolving Credit Facility, term SOFR (subject to a 2.00% floor) plus 4.00% for term SOFR loans or a base rate plus 3.00% for base rate loans;
•for the Series B Revolving Credit Facility, term SOFR (subject to a 2.00% floor) plus 6.00% for term SOFR loans or a base rate plus 5.00% for base rate loans; and
•for the Lumen TLA, term SOFR (subject to a 2.00% floor) plus a 6.00% for term SOFR loans or a base rate plus 5.00% for base rate loans.
Lumen may prepay amounts outstanding under the Series B Revolving Credit Facility or Lumen TLA at anytime without premium or penalty. If no amounts are outstanding under the Series B Revolving Credit Facility, Lumen may prepay amounts outstanding under the Series A Revolving Credit Facility without premium or penalty.
Both of the Lumen Revolving Credit Facilities mature on June 1, 2028 (in each case subject to a springing maturity in certain circumstances). The Lumen TLA matures on June 1, 2028 and requires Lumen to make quarterly amortization payments of 1.25% of the initial principal amount and certain specified mandatory prepayments upon the occurrence of certain transactions.
As of December 31, 2025, no borrowings were outstanding under Lumen’s (i) Series A Revolving Credit Facility, with commitments of approximately $489 million, or (ii) Series B Revolving Credit Facility, with commitments of approximately $465 million.
Superpriority Term B Credit Agreement
On the TSA Effective Date, Lumen, as borrower, the lenders party thereto, Wilmington Trust, National Association (“WTNA”), as administrative agent, and Bank of America, as collateral agent, entered into a Superpriority Term B Credit Agreement (the “TLB Credit Agreement”), providing for:
•a superpriority secured term loan facility in a principal amount of approximately $1.6 billion maturing April 15, 2029 (the “Lumen TLB-1”); and
•a superpriority secured term loan facility in a principal amount of approximately $1.6 billion maturing April 15, 2030 (the “Lumen TLB-2”, and together with the Lumen TLB-1, the “Lumen TLB”).

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Interest on borrowings under the TLB Credit Agreement is payable at the end of each interest period at a rate equal to, at Lumen’s option, adjusted term SOFR (subject to a 0% floor) plus 2.35% for term SOFR loans or a base rate plus 1.35% for base rate loans.
The Lumen TLB requires Lumen to make quarterly amortization payments of 0.25% of the initial principal amount and certain specified mandatory prepayments upon the occurrence of certain transactions. Amounts outstanding under the Lumen TLB may be prepaid at any time without premium or penalty.
Lumen Former Facilities
In connection with entering into the RCF/TLA Credit Agreement, all revolving commitments under Lumen’s amended and restated credit agreement dated January 31, 2020 (the “Former Parent Facilities”) were terminated and all of the debt issued thereunder was repaid as of December 31, 2025.
Level 3 Credit Agreements
Credit Agreement dated March 22, 2024
On the TSA Effective Date, Level 3 Financing, as borrower, Level 3 Parent, LLC. the lenders party thereto and WTNA, as administrative agent and collateral agent, entered into the Original Level 3 Credit Agreement, providing for:
•a secured term B-1 loan facility in the principal amount of approximately $1.2 billion maturing April 15, 2029; and
•a secured term B-2 loan facility in the principal amount of approximately $1.2 billion maturing April 15, 2030.
Pursuant to the First Credit Facilities Transactions, Level 3 Financing refinanced all of the outstanding secured Term Loan B-1 facilities and secured Term Loan B-2 facilities under the Original Level 3 Credit Agreement under its new secured Term Loan B-3 facility. Pursuant to the Second Credit Facilities Transactions, Level 3 Financing refinanced all of the outstanding secured Term Loan B-3 facilities under the Existing Level 3 Credit Agreement under its new secured Term Loan B-4 facility.
As of December 31, 2025, Level 3 Financing had $2.4 billion of non-amortizing secured Term Loan B-4 outstanding under the term loan facility established by the Level 3 Credit Agreement.
Borrowings under the Term Loan B-4 facility will be, at Level 3 Financing’s option, either (i) the base rate (which is the highest of (x) the overnight federal funds rate, plus 0.50%, (y) the prime rate on such day, and (z) the one-month SOFR published on such date, plus 1.00%), plus an applicable margin, or (ii) one-, three- or six-month SOFR, plus an applicable margin. The applicable margin for SOFR loans under the Term Loan B-4 will be 3.25%. The Term Loan B-4 is subject to a SOFR floor of 0.00%.
Level 3 Financing may voluntarily prepay loans or reduce commitments under the Level 3 Credit Agreement, in whole or in part, subject to minimum amounts, with prior notice, but without premium or penalty (other than a 1.00% premium on any prepayment in connection with a repricing transaction prior to March 29, 2026). Level 3 Financing is required to prepay borrowings under the term loan facility with 100% of the net cash proceeds of certain asset sales and 100% of the net cash proceeds of certain debt issuances, in each case subject to certain exceptions.
Level 3 Former Facility
In connection with entering into the Original Level 3 Credit Agreement, all of the indebtedness issued under Level 3 Financing’s amended and restated credit agreement dated as of November 29, 2019 (the “Former Level 3 Facility”) was repaid as of December 31, 2025.
Senior Notes of Lumen and its Subsidiaries
The Company’s consolidated indebtedness related to the senior notes of Lumen and its subsidiaries as of December 31, 2025 included:
•superpriority senior secured notes issued by Lumen;
•first and second lien secured notes issued by Level 3 Financing; and
•senior unsecured notes issued by Lumen, Level 3 Financing, Qwest, and Qwest Capital Funding, Inc.

B-64

Appendix B
All of these notes carry fixed interest rates and all principal is due on the notes’ respective maturity dates, which rates and maturity dates are summarized in the table above.
Except for a limited number of senior notes issued by Qwest Corporation, the issuer generally can redeem the notes, at its option, in whole or in part, (i) pursuant to a fixed schedule of pre-established redemption prices, (ii) pursuant to a “make whole” redemption price, or (iii) under certain other specified limited conditions.
Revolving Letters of Credit
We use various financial instruments in the normal course of business. These instruments include letters of credit, which are conditional commitments issued on our behalf in accordance with specified terms and conditions. Lumen may draw letters of credit under (i) an uncommitted $225 million revolving letter of credit facility and (ii) the Lumen Revolving Credit Facilities.
As of December 31, 2025, we had $234 million of undrawn letters of credit outstanding, (i) $232 million of which were issued under the Lumen Revolving Credit Facilities and (ii) $2 million of which were issued under a separate facility maintained by Lumen subsidiaries (the full amount of which is collateralized by cash that is reflected on our consolidated balance sheets as restricted cash within Other assets, net).
Certain Guarantees and Security Interests
Lumen’s obligations under its Superpriority Revolving/Term Loan A Credit Agreement are unsecured, but certain of Lumen’s subsidiaries have provided an unconditional guarantee of payment of Lumen’s obligations (such entities, the “Lumen Guarantors”) and certain of such guarantees are secured by a lien on substantially all of the assets of the applicable Lumen Guarantors. Level 3 Parent, Level 3 Financing and certain of Level 3 Financing’s subsidiaries have provided an unconditional guarantee of payment of Lumen’s obligations under each of its Series A Revolving Credit Facility of up to $150 million and its Series B Revolving Credit Facility of up to $150 million, in each case secured by a lien on substantially all of their assets (such entities, the “Level 3 Collateral Guarantors”). The guarantee by the Level 3 Collateral Guarantors may be reduced or terminated under certain circumstances. Qwest Corporation and certain of its subsidiaries have provided an unsecured guarantee of collection of Lumen’s obligations under the Revolving Credit Facilities and Lumen TLA (such entities, the “Qwest Guarantors”).
Lumen’s obligations under the Superpriority Term Loan B Credit Agreement are unsecured. The term loans issued under this agreement are guaranteed by the Lumen Guarantors and the Qwest Guarantors on the same basis as those entities guarantee Lumen’s obligations under its Superpriority Revolving/Term Loan A Credit Agreement.
Level 3 Financing’s obligations under the Level 3 Credit Agreement are secured by a first priority lien on substantially all of its assets. In addition, the other Level 3 Collateral Guarantors have provided a guarantee of Level 3 Financing’s obligations under the Level 3 Credit Agreement secured by a lien on substantially all of their assets.
Lumen’s superpriority secured senior notes are guaranteed by the Lumen Guarantors and the Qwest Guarantors on the same basis as those entities guarantee Lumen’s obligations under its Superpriority Revolving/Term Loan A Credit Agreement (subject, in certain cases, to receipt of necessary regulatory approvals). Level 3 Financing’s obligations under its first priority lien notes are secured by a first lien on substantially all of its assets (subject, in certain cases, to receipt of necessary regulatory approvals), and are guaranteed by the other Level 3 Collateral Guarantors (or, for certain such guarantors, for certain notes, will be guaranteed upon the receipt of required regulatory approvals) on the same basis as the guarantees provided by such entities under the Level 3 Credit Agreement. Level 3 Financing’s obligations under its second lien notes are secured by a second lien on substantially all of its assets, and are guaranteed by the other Level 3 Collateral Guarantors on the same basis as the guarantees provided by such entities under the Level 3 Credit Agreement, except the lien securing such guarantees is a second lien.
Lumen's reimbursement obligations under its outstanding letters of credit are secured by guarantees issued by certain of its subsidiaries.
Level 3 Financing's obligations under its unsecured notes are guaranteed on an unsecured basis by the same affiliated entities that guarantee the Level 3 Credit Agreement and secured notes. The senior unsecured notes issued by Qwest Capital Funding, Inc. are guaranteed by its parent, Qwest Communications International Inc.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Covenants
Lumen
Under its Superpriority Revolving/Term Loan A Credit Agreement, Lumen may not permit:
•its maximum total net leverage ratio to exceed 5.50 to 1.00 with respect to each fiscal quarter ending after December 31, 2024 and further stepping down to 5.25 to 1.00 with respect to each fiscal quarter ending after December 31, 2025; or
•its interest coverage ratio as of the last day of any test period to be less than 2.00 to 1.00.
Lumen’s superpriority credit agreements and superpriority senior secured notes contain various representations and warranties and extensive affirmative and negative covenants. Such covenants include, among other things and subject to certain significant exceptions, restrictions on our ability to declare or pay dividends, repurchase stock, repay certain other indebtedness, create liens, incur additional indebtedness, make investments, engage in transactions with our affiliates, dispose of assets and merge or consolidate with other persons.
Lumen’s senior unsecured notes were issued under four separate indentures. These indentures restrict Lumen’s ability to (i) incur, issue or create liens upon its property and (ii) consolidate with or merge into, or transfer or lease all or substantially all of its assets to, any other party.
Under certain circumstances in connection with a “change of control” of Lumen, Lumen will be required to make an offer to repurchase substantially all of these senior notes at a price of 101% of the principal amount redeemed, plus accrued and unpaid interest.
Level 3 Financing
The Level 3 Credit Agreement and Level 3 Financing's first and second lien secured notes and unsecured notes contain various representations and extensive affirmative and negative covenants. Such covenants include, among other things and subject to certain significant exceptions, restrictions on their ability to declare or pay dividends, repay certain other indebtedness, create liens, incur additional indebtedness, make investments, dispose of assets, and merge or consolidate with other persons. Also, under certain circumstances in connection with a “change of control” of Level 3 Parent or Level 3 Financing, Level 3 Financing will be required to make an offer to repurchase each series of its outstanding senior notes at a price of 101% of the principal amount redeemed, plus accrued and unpaid interest.
Qwest Corporation and Qwest Capital Funding, Inc.
The senior notes of Qwest Corporation were issued under indentures dated April 15, 1990 and October 15, 1999. These indentures contain restrictions on the incurrence of liens and the consummation of certain transactions substantially similar to the above-described covenants in the indentures governing Lumen’s senior unsecured notes (but contain no mandatory repurchase provisions). The senior notes of Qwest Capital Funding, Inc. were issued under an indenture dated June 29, 1998 containing terms substantially similar to those set forth in Qwest Corporation's indentures.
Compliance
As of December 31, 2025, Lumen Technologies, Inc. believes it and its subsidiaries were in compliance with the provisions and financial covenants in their respective material debt agreements in all material respects.
Guarantees
Lumen does not guarantee the debt of any unaffiliated parties, but, as noted above, as of December 31, 2025, certain of its key subsidiaries have guaranteed on either a secured or unsecured basis (i) Lumen's debt outstanding under its superpriority credit agreements, its superpriority senior secured notes and unsecured senior notes issued by certain other subsidiaries and its $225 million letter of credit facility and (ii) the outstanding term loans, senior secured notes and senior unsecured notes issued by certain other subsidiaries. As further noted above, several of the subsidiaries guaranteeing these obligations have pledged substantially all of their assets to secure certain of their respective guarantees.

B-66

Appendix B
Subsequent Events
Senior Secured Notes
On January 9, 2026, Level 3 Financing, Inc. issued an additional $650 million aggregate principal amount of its 8.500% Senior Notes due 2036. Level 3 Financing used the net proceeds from this offering, to fund the repurchase of its outstanding Second Lien Notes.
The following table sets forth the aggregate principal amount of each series of Second Lien Notes repurchased as part of this transaction:

Debt	Principal Amount Repurchased (in millions)
Level 3 Financing, Inc.
4.875% Second Lien Notes due 2029	$595
4.500% Second Lien Notes due 2030	8
3.875% Second Lien Notes due 2030	4
Total	$607
Repurchases of Debt Instruments
On February 2, 2026 we applied approximately $4.8 billion of the proceeds from the Mass Markets Fiber-to-the-Home divestiture and cash on hand to fund the repurchase of the following:

Debt	Principal Amount Repurchased (in millions)
Lumen Technologies, Inc.
4.125% Senior Secured Notes due 2029	$331
4.125% Senior Secured Notes due 2030	477
10.000% Secured Notes due 2032	439
Term Loan A	338
Term Loan B-1	1,590
Term Loan B-2	1,590
Total	$4,765
Note 8 — Accounts Receivable
The following table presents details of our accounts receivable balances:

	December 31,
	2025(1)	2024
	(Dollars in millions)
Trade and purchased receivables	$1,306	1,181
Earned and unbilled receivables	32	63
Other	43	46
Total accounts receivable	1,381	1,290
Less: allowance for credit losses	(67)	(59)
Accounts receivable, less allowance	$1,314	1,231
(1)These values exclude assets classified as held for sale as of December 31, 2025.
We are exposed to concentrations of credit risk from our customers. We generally do not require collateral to secure our receivable balances. We have agreements with other communications service providers whereby we agree to bill and collect on their behalf for services rendered by those providers to our customers within our local service area. We purchase accounts receivable from other communications service providers primarily on a recourse basis and include these amounts in our accounts receivable balance. We have not experienced any significant loss associated with these purchased receivables.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Note 9 — Property, Plant and Equipment
Net property, plant and equipment is composed of the following:

	Depreciable Lives	December 31,
		2025(5)	2024
		(Dollars in millions)
Land	N/A	$629	630
Fiber, conduit and other outside plant(1)	15-45 years	16,760	17,348
Central office and other network electronics(2)	3-10 years	16,449	16,616
Support assets(3)	3-30 years	7,014	6,804
Construction in progress(4)	N/A	2,467	2,144
Gross property, plant and equipment		43,319	43,542
Accumulated depreciation		(23,744)	(23,121)
Net property, plant and equipment		$19,575	20,421
(1)Fiber, conduit and other outside plant consists of fiber and metallic cable, conduit, poles and other supporting structures.
(2)Central office and other network electronics consists of circuit and packet switches, routers, transmission electronics and electronics providing service to customers.
(3)Support assets consist of buildings, data centers, computers and other administrative and support equipment.
(4)Construction in progress includes inventory held for construction and property of the aforementioned categories that has not been placed in service as it is still under construction.
(5)These values exclude assets classified as held for sale as of December 31, 2025.
During 2024, we initiated marketing of our Broomfield, Colorado office buildings to locate a buyer and have classified those buildings as held for sale, resulting in an impairment loss of $80 million. During the second quarter of 2023, we donated our Monroe, Louisiana campus and leased back a portion thereof. This donation resulted in a $101 million loss recognized for the year ended December 31, 2023.
As of December 31, 2025, we classified certain property, plant and equipment, net as held for sale and discontinued recording depreciation on the disposal group. See Note 2 — Divestitures.
We recorded depreciation expense of $1.7 billion, $1.9 billion and $1.9 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
Asset Retirement Obligations
As of December 31, 2025 and 2024, our asset retirement obligations consisted primarily of estimated future costs of removing equipment from leased properties and estimated future costs of properly disposing of asbestos and other hazardous materials upon remodeling or demolishing buildings. Asset retirement obligations are included in other long-term liabilities on our consolidated balance sheets.
The following table provides asset retirement obligation activity:

	Years Ended December 31,
	2025	2024
	(Dollars in millions)
Balance at beginning of period	$157	157
Accretion expense	10	12
Liabilities settled	(13)	(12)
Change in estimate	(7)	—
Balance at end of period	$147	157
The changes in estimate referred to in the table above were offset against gross property, plant and equipment.

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Appendix B
Note 10 — Severance
Periodically, we reduce our workforce and accrue liabilities for the related severance costs. These workforce reductions result primarily from the progression or completion of our post-acquisition integration plans, increased competitive pressures, cost reduction initiatives, process improvements through automation and reduced workloads due to reduced demand for certain services.
During April 2024, we further reduced our workforce by approximately 6% as a part of our efforts to change our workforce composition to reflect our ongoing transformation and cost reduction opportunities that align with our shapeshifting and focus on our strategic priorities. As a result of this plan, we incurred severance and related costs of approximately $103 million during the second quarter of 2024. We have not incurred, and do not expect to incur, any material impairment or exit costs related to either of these plans.
We report severance liabilities within accrued expenses and other liabilities - salaries and benefits in our consolidated balance sheets and report severance expenses in selling, general and administrative expenses in our consolidated statements of operations. As described in Note 16 — Segment Information, we do not allocate these severance expenses to our segments.
Changes in our accrued liabilities for severance expenses were as follows:

	Years Ended December 31,
	2025	2024
	(Dollars in millions)
Balance at beginning of period	$12	18
Accrued to expense	64	130
Payments, net	(42)	(136)
Balance at end of period	$34	12
Note 11 — Employee Benefits
Pension, Post-Retirement, and Other Post-Employment Benefits
We sponsor various defined benefit pension plans (qualified and non-qualified) which, in the aggregate, cover a substantial portion of our employees. Pension benefits for participants of the Lumen Combined Pension Plan ("Combined Pension Plan") who are represented by a collective bargaining agreement are based on negotiated schedules. All other participants' pension benefits are based on each individual participant's years of service and compensation. We also maintain non-qualified pension plans for certain current and former highly compensated employees. We maintain post-retirement benefit plans that provide health care and life insurance benefits for certain eligible retirees. We also provide other post-employment benefits for certain eligible former employees. We use a December 31 measurement date for all our plans.
Pension Benefits
United States funding laws require a company with a pension shortfall to fund the annual cost of benefits earned in addition to a seven-year amortization of the shortfall. Our funding policy for our Combined Pension Plan is to make contributions with the objective of accumulating ample assets to pay all qualified pension benefits when due under the terms of the plan. The accounting unfunded status of the Combined Pension Plan was $559 million and $615 million as of December 31, 2025 and 2024, respectively.
We made no voluntary cash contributions to the trust for the Combined Pension Plan in 2025. In 2024, we made a voluntary cash contribution of $170 million to the trust for the Combined Pension Plan. We paid $4 million of benefits directly to participants of our non-qualified pension plans in both 2025 and 2024.
Benefits paid by the Combined Pension Plan are paid through a trust that holds all the Plan's assets. The amount of required contributions to the Combined Pension Plan in 2026 and beyond will depend on a variety of factors, most of which are beyond our control, including earnings on plan investments, prevailing interest rates, demographic experience, changes in plan benefits and changes in funding laws and regulations. Based on current laws and circumstances, we do not believe we are required to make any contributions to the Combined Pension Plan in 2026. We estimate that in 2026 we will pay approximately $4 million of benefits directly to participants of our non-qualified pension plans.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
We recognize in our consolidated balance sheets the funded status of the legacy Level 3 Parent, LLC qualified defined benefit post-retirement plan. This plan was fully funded as of December 31, 2025 and 2024. Additionally, as previously mentioned, we sponsor unfunded non-qualified pension plans for certain current and former highly-compensated employees. The net unfunded status of our non-qualified pension plans was $29 million and $30 million for the years ended December 31, 2025 and 2024, respectively. Due to the insignificant impact of these pension plans on our consolidated financial statements, we have predominantly excluded them from the remaining employee benefit disclosures in this Note, unless otherwise specifically stated.
Post-Retirement Benefits
Our post-retirement benefit plans provide post-retirement benefits to qualified retirees and allow certain participants to receive benefits at no or reduced cost and other participants to receive benefits on a shared cost basis. The post-retirement benefits not paid by the trusts are funded by us and we expect to continue funding these post-retirement obligations as benefits are paid. The accounting unfunded status of our qualified post-retirement benefit plan was $1.7 billion as of both December 31, 2025 and 2024.
Assets in the post-retirement trusts were substantially depleted as of December 31, 2016; as of December 31, 2019 the Company ceased to pay certain post-retirement benefits through the trusts. No contributions were made to the post-retirement trusts in 2025, nor 2024. Benefits are paid directly by us with available cash. In 2025, we paid $172 million of post-retirement benefits, net of participant contributions and direct subsidies. In 2026, we currently expect to pay directly $181 million of post-retirement benefits, net of participant contributions and direct subsidies.
We anticipate our expected health care cost trend to range from 6.70% to 8.20% in 2026 and grading to 4.50% by 2032. Our post-retirement benefit cost, for certain eligible legacy Qwest retirees and certain eligible legacy CenturyLink retirees, is capped at a set dollar amount. Therefore, those health care benefit obligations are not subject to increasing health care trends after the effective date of the caps.
Expected Cash Flows
The Combined Pension Plan payments, post-retirement health care benefit payments and premiums, and life insurance premium payments are either distributed from plan assets or paid by us. The estimated benefit payments provided below are based on actuarial assumptions using the demographics of the employee and retiree populations and have been reduced by estimated participant contributions.

	Combined Pension Plan	Post-Retirement Benefit Plans	Medicare Part D Subsidy Receipts
	(Dollars in millions)
Estimated future benefit payments:
2026	$568	183	(2)
2027	475	179	(2)
2028	451	174	(2)
2029	434	170	(2)
2030	416	163	(1)
2031 - 2035	1,825	676	(5)
Net Periodic Benefit Expense
We utilize a full yield curve approach in connection with estimating the service and interest components of net periodic benefit expense by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flow.

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Appendix B
The actuarial assumptions used to compute the net periodic benefit expense for our Combined Pension Plan and post-retirement benefit plans are based upon information available as of the beginning of the year, as presented in the following table.

	Combined Pension Plan			Post-Retirement Benefit Plans
	2025	2024	2023	2025	2024	2023
Actuarial assumptions at beginning of year:
Discount rate	5.32% - 5.84%	5.16% - 5.35%	5.45% - 5.69%	5.28% - 5.88%	5.17% - 5.42%	5.43% - 5.75%
Rate of compensation increase	3.25%	3.25%	3.25%	N/A	N/A	N/A
Expected long-term rate of return on plan assets(1)	6.50%	6.50%	6.50%	3.50%	3.00%	3.00%
Initial health care cost trend rate	N/A	N/A	N/A	7.90% / 6.20%	7.50% / 5.40%	7.20% / 5.00%
Ultimate health care cost trend rate	N/A	N/A	N/A	4.50%	4.50%	4.50%
Year ultimate trend rate is reached	N/A	N/A	N/A	2031	2031	2030
N/A - Not applicable
(1)Rates are presented net of projected fees and administrative costs.
Net periodic benefit expense for our Combined Pension Plan includes the following components:

	Pension Plans Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Service cost	$22	24	25
Interest cost	240	251	270
Expected return on plan assets	(254)	(272)	(287)
Special termination benefits charge	—	—	2
Recognition of prior service credit	(1)	(7)	(7)
Recognition of actuarial loss	145	108	104
Net periodic pension expense	$152	104	107
Net periodic benefit expense for our post-retirement benefit plans includes the following components:

	Post-Retirement Plans Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Service cost	$3	4	5
Interest cost	88	94	103
Recognition of prior service cost	(8)	(8)	(8)
Recognition of actuarial loss	(26)	(17)	(20)
Special termination benefits	—	2	—
Net periodic post-retirement benefit expense	$57	75	80
Service costs for our Combined Pension Plan and post-retirement benefit plans are included in the cost of services and products and selling, general and administrative line items on our consolidated statements of operations and all other costs listed above are included in other income (expense), net on our consolidated statements of operations for the years ended December 31, 2025, 2024, and 2023. Additionally, a portion of the service cost is also allocated to certain assets under construction, which are capitalized and reflected as part of property, plant and equipment in our consolidated balance sheets. As a result of ongoing efforts to reduce our workforce, we recognized a one-time charge in our net periodic post-retirement benefit expense in 2024 of $2 million and in our net periodic pension expense in 2023 of $2 million, both for special termination benefit enhancements paid to certain eligible employees upon voluntary retirement.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Our pension plan contains provisions that allow us, from time to time, to offer lump sum payment options to certain former employees in settlement of their future retirement benefits. We record an accounting settlement charge, consisting of the recognition of certain deferred costs of the pension plan associated with these lump sum payments only if, in the aggregate, they exceed or are probable to exceed the sum of the annual service and interest costs for the plan’s net periodic pension benefit cost, which represents the settlement accounting threshold. As of December 31, 2025, the settlement threshold was not reached. In the event of workforce reductions in the future, the annual lump sum payments may trigger settlement accounting.
Benefit Obligations
The actuarial assumptions used to compute the funded status for the plans are based upon information available as of December 31, 2025 and 2024 and are as follows:

	Combined Pension Plan December 31,		Post-Retirement Benefit Plans December 31,
	2025	2024	2025	2024
Actuarial assumptions at end of year:
Discount rate	5.22%	5.62%	5.16%	5.60%
Rate of compensation increase	3.25%	3.25%	N/A	N/A
Initial health care cost trend rate	N/A	N/A	8.20% / 6.70%	7.90% / 6.20%
Ultimate health care cost trend rate	N/A	N/A	4.50%	4.50%
Year ultimate trend rate is reached	N/A	N/A	2032	2031
N/A - Not applicable
The Society of Actuaries did not release any revised mortality tables or projection scales in 2025, 2024, or 2023.
The short-term and long-term interest crediting rates during 2025 for cash balance components of the Combined Pension Plan were 4.75% and 3.50%, respectively.
The following tables summarize the change in the benefit obligations for the Combined Pension Plan and post-retirement benefit plans:

	Combined Pension Plan Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$4,816	5,212	5,295
Service cost	22	24	25
Interest cost	240	251	270
Special termination benefits charge	—	—	2
Actuarial loss (gain)	155	(119)	114
Benefits paid from plan assets	(485)	(552)	(494)
Benefit obligation at end of year	$4,748	4,816	5,212

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Appendix B

	Post-Retirement Benefit Plans Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$1,750	1,919	1,995
Service cost	3	4	5
Interest cost	88	94	103
Participant contributions	26	27	32
Direct subsidy receipts	3	2	2
Actuarial loss (gain)	30	(84)	14
Benefits paid by company	(201)	(214)	(228)
Benefits paid from plan assets	—	—	(4)
Special termination benefits charge	—	2	—
Benefit obligation at end of year	$1,699	1,750	1,919
Plan Assets
We maintain plan assets for our Combined Pension Plan and certain post-retirement benefit plans. As previously noted, assets in the post-retirement benefit plan trusts were substantially depleted as of December 31, 2016. The fair value of post-retirement benefit plan assets was $1 million as of December 31, 2025, 2024 and 2023. Due to the insignificance of these assets on our consolidated financial statements, we have predominantly excluded them from the disclosures of plan assets in this Note, unless otherwise indicated.
The following table summarizes the change in the fair value of plan assets for the Combined Pension Plan:

	Combined Pension Plan Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Change in plan assets
Fair value of plan assets at beginning of year	$4,201	4,476	4,715
Return on plan assets	473	107	255
Benefits paid from plan assets	(485)	(552)	(494)
Contributions	—	170	—
Fair value of plan assets at end of year	$4,189	4,201	4,476
The expected rate of return on plan assets is the long-term rate of return we expect to earn on the plan's assets, net of administrative expenses paid from plan assets. It is determined annually based on the strategic asset allocation and the long-term risk and return forecast for each asset class.
Our investment objective for the Combined Pension Plan assets is to achieve an attractive risk-adjusted return over time that will provide for the payment of benefits while minimizing the risk of large losses in funded status. We employ a liability-aware investment strategy designed to reduce the volatility of pension assets relative to pension liabilities. This strategy is evaluated frequently and is expected to evolve over time with changes in the funded status and other factors. Approximately 40% of plan assets is targeted to long-duration investment grade bonds and interest rate sensitive derivatives and 60% is targeted to diversified equity, fixed income and private market investments that are expected to outperform the liability with moderate funded status risk. At the beginning of 2026, our expected annual long-term rate of return on pension assets before consideration of administrative expenses is assumed to be 7.0%. Administrative expenses, including projected Pension Benefit Guaranty Corporation premiums, reduce the annual long-term expected return, net of administrative expenses, to 6.5%.
Permitted investments: Plan assets are managed consistent with the restrictions set forth by the Employee Retirement Income Security Act of 1974, as amended.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Fair value measurements: Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable parties who are willing and able to transact for an asset or liability at the measurement date. We measure plan assets at fair value using a hierarchy that prioritizes observable inputs. For additional information on the fair value hierarchy, see Note 14 — Fair Value of Financial Instruments.
As of December 31, 2025, we used the following valuation techniques to measure fair value for assets. There were no changes to these methodologies during 2025:
•Level 1 — Assets were valued using the closing price reported in the active market in which the individual security was traded. U.S. Treasury securities are valued at the bid price reported in an active market in which the security is traded. Variation margin due from/(to) brokers is valued at the expected next day cash settlement amount.
•Level 2 — Assets were valued using quoted prices in markets that are not active, broker dealer quotations, and other methods by which all significant inputs were observable at the measurement date. Fixed income securities primarily utilize observable market information and are based on a spread to U.S. Treasury securities and consider yields available on comparable securities of issuers with similar credit ratings, the new issue market for similar securities, secondary trading markets and dealer quotes. Option adjusted spread models are utilized to evaluate fixed income securities that have early redemption features. Derivative securities traded over the counter are valued based on gains or losses due to fluctuations in indices, interest rates, foreign currency exchange rates, security prices or other underlying factors. Repurchase agreements are valued based on expected settlement per the contract terms.
•Level 3 — Assets were valued using unobservable inputs where little or no market data exists at the measurement date. Valuation methods may consider a range of factors, including estimates provided by the investment entity.
The Combined Pension Plan's assets are invested in various asset categories utilizing multiple strategies and investment managers. Interests in commingled funds are fair valued using a practical expedient to the net asset value ("NAV") per unit (or its equivalent) of each fund. The NAV reported by the fund manager is based on the market value of the underlying investments owned by each fund, minus its liabilities, divided by the number of shares outstanding. Commingled funds can be redeemed at NAV, with a frequency that includes daily, monthly, quarterly, semi-annually and annually. These commingled funds include redemption notice periods between same day and 95 days. Investments in private funds, primarily limited partnerships, represent long-term commitments with a fixed maturity date and are also valued at NAV. The plan has unfunded commitments related to certain private fund investments, which in aggregate are not material to the plan. Valuation inputs for these private fund interests are generally based on assumptions and other information not observable in the market. Underlying investments held in funds are aggregated and are classified based on the fund mandate. Investments held in separate accounts are individually classified.

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Appendix B
The table below presents the fair value of plan assets by category and the input levels used to determine those fair values as of December 31, 2025. It is important to note that the asset allocations do not include market exposures that are gained with derivatives. Investments include dividend and interest receivables, pending trades and accrued expenses.

	Fair Value of Combined Pension Plan Assets As of December 31, 2025
	Level 1	Level 2	Level 3	Total
	(Dollars in millions)
Assets
Investment grade bonds (a)	$410	1,404	—	1,814
High yield bonds (b)	—	28	—	28
Emerging market bonds (c)	98	26	—	124
U.S. stocks (d)	371	—	—	371
Non-U.S. stocks (e)	27	—	1	28
Cash equivalents and short-term investments (n)	—	1	—	1
Derivatives (l)	—	5	—	5
Total investments, excluding investments valued at NAV	$906	1,464	1	2,371
Other receivables				16
Investments valued at NAV				2,170
Liabilities
Repurchase agreements & other obligations (m)	—	(368)	—	(368)
Total pension plan assets				$4,189
The table below presents the fair value of plan assets by category and the input levels used to determine those fair values as of December 31, 2024. It is important to note that the asset allocations do not include market exposures that are gained with derivatives. Investments include dividend and interest receivable, pending trades and accrued expenses.

	Fair Value of Combined Pension Plan Assets As of December 31, 2024
	Level 1	Level 2	Level 3	Total
	(Dollars in millions)
Assets
Investment grade bonds (a)	$372	1,391	—	1,763
High yield bonds (b)	—	26	4	30
Emerging market bonds (c)	70	34	—	104
U.S. stocks (d)	260	2	1	263
Non-U.S. stocks (e)	14	—	1	15
Cash equivalents and short-term investments (n)	6	2	—	8
Total investments, excluding investments valued at NAV	$722	1,455	6	2,183
Other receivables				27
Investments valued at NAV				2,359
Liabilities
Repurchase agreements (m)	$—	(361)	—	(361)
Derivatives (l)	(1)	(6)	—	(7)
Total pension plan assets				4,201

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
The table below presents the fair value of plan assets valued at NAV by category for our Combined Pension Plan as of December 31, 2025 and 2024.

	Fair Value of Plan Assets Valued at NAV
	Combined Pension Plan As of December 31,
	2025	2024
	(Dollars in millions)
Investment grade bonds (a)	$25	72
High yield bonds (b)	397	340
Emerging market bonds (c)	70	69
U.S. stocks (d)	—	6
Non-U.S. stocks (e)	674	529
Emerging market stocks (f)	—	4
Private equity (g)	229	253
Private debt (h)	357	398
Market neutral hedge funds (i)	44	85
Directional hedge funds (j)	71	108
Real estate (k)	215	218
Cash equivalents and short-term investments (n)	88	277
Total investments valued at NAV	$2,170	2,359
Below is an overview of the asset categories and the underlying strategies used in the preceding tables:
a.Investment grade bonds represent investments in U.S. Treasury securities, agencies, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
b.High yield bonds represent investments in below investment grade fixed income securities.
c.Emerging market bonds represent investments issued by governments and other entities located in emerging countries.
d.U.S. stocks represent investments in stocks of U.S. based companies.
e.Non-U.S. stocks represent investments in companies based in developed countries outside the U.S.
f.Emerging market stocks represent investments in stocks of companies located in emerging markets.
g.Private equity represents non-public investments in domestic and foreign buyout and venture capital funds. Private equity funds are primarily structured as limited partnerships and are valued according to the valuation policy of each partnership, subject to prevailing accounting and other regulatory guidelines.
h.Private debt represents non-public investments in performing and distressed credits.
i.Market neutral hedge funds hold investments in a diversified mix of instruments that are intended in combination to exhibit low correlations to market fluctuations. These investments are typically combined with futures to achieve uncorrelated excess returns over various markets.
j.Directional hedge funds represent investments that may exhibit somewhat higher correlations to market fluctuations than the market neutral hedge funds.
k.Real estate represents investments in a diversified portfolio of real estate properties.
l.Derivatives include exchange traded futures contracts as well as privately negotiated over the counter contracts. The market values represent gains or losses that occur due to differences between stated contract terms and fluctuations in underlying market instruments.
m.Repurchase agreements and other obligations includes contracts where the security owner sells a security with the agreement to buy it back at a future date and price. Other obligations include obligations to repay cash collateral held by a plan, net liability for investment purchases pending settlement, and accrued plan expenses.
n.Cash equivalents and short-term investments represent investments that are used in conjunction with derivatives positions or are used to provide liquidity for the payment of benefits or other purposes.

B-76

Appendix B
Derivative instruments: The plan uses exchange‑traded futures and centrally cleared/OTC swaps primarily to align interest‑rate exposure with liabilities and to efficiently maintain equity exposure. Fair values of these instruments are included within the fair value hierarchy.
Concentrations of risk: Investments, in general, are exposed to various risks, such as significant world events, interest rate, credit, foreign currency and overall market volatility risk. These risks are managed by broadly diversifying assets across numerous asset classes and strategies with differing expected returns, volatilities and correlations. Risk is also broadly diversified across numerous market sectors and individual companies. Financial instruments that potentially subject the plans to concentrations of counterparty risk consist principally of investment contracts with high quality financial institutions. These investment contracts are typically collateralized obligations or are actively managed, limiting the amount of counterparty exposure to any one financial institution. Although the investments are well diversified, the value of plan assets could change materially depending upon the overall market volatility, which could affect the funded status of the plan.
The table below presents a rollforward of the Combined Pension Plan assets valued using Level 3 inputs:

	Combined Pension Plan Assets Valued Using Level 3 Inputs
	High Yield Bonds	U.S. Stocks	Non-U.S. Stocks	Total
	(Dollars in millions)
Balance as of December 31, 2023	$4	1	—	5
Acquisition	—	—	1	1
Balance as of December 31, 2024	4	1	1	6
Acquisition	—	—	—	—
Actual return on plan assets	(4)	(1)	—	(5)
Balance as of December 31, 2025	$—	—	1	1
Certain gains and losses are allocated between assets sold during the year and assets still held at year-end based on transactions and changes in valuations that occurred during the year. These allocations also impact our calculation of net acquisitions and dispositions.
For the year ended December 31, 2025, the investment program produced actual gains on Combined Pension Plan assets of $473 million as compared to expected returns of $254 million, for a difference of $219 million. For the year ended December 31, 2024, the investment program produced actual gains on Combined Pension Plan assets of $107 million as compared to the expected returns of $272 million, for a difference of $165 million. The short-term annual returns on plan assets will almost always be different from the expected long-term returns and the plans could experience net gains or losses, due primarily to the volatility occurring in the financial markets during any given year.
Unfunded Status
The following table presents the unfunded status of the Combined Pension Plan and post-retirement benefit plans:

	Combined Pension Plan		Post-Retirement Benefit Plans
	Years Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
	(Dollars in millions)
Benefit obligation	$(4,748)	(4,816)	(1,699)	(1,750)
Fair value of plan assets	4,189	4,201	1	1
Unfunded status	(559)	(615)	(1,698)	(1,749)
Current portion of unfunded status	—	—	(181)	(186)
Non-current portion of unfunded status	$(559)	(615)	(1,517)	(1,563)
The current portion of our post-retirement benefit obligations is recorded on our consolidated balance sheets in accrued expenses and other current liabilities-salaries and benefits.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Accumulated Other Comprehensive Loss - Recognition and Deferrals
The following table presents cumulative items not recognized as a component of net periodic benefits expense as of December 31, 2024, items recognized as a component of net periodic benefits expense in 2025, additional items deferred during 2025 and cumulative items not recognized as a component of net periodic benefits expense as of December 31, 2025. The items not recognized as a component of net periodic benefits expense have been recorded on our consolidated balance sheets in accumulated other comprehensive loss:

	As of and for the Years Ended December 31,
	2024	Recognition of Net Periodic Benefits Expense	Deferrals	Net Change in AOCL	2025
	(Dollars in millions)
Accumulated other comprehensive (loss) income
Pension plans:
Net actuarial (loss) gain	$(1,759)	145	62	207	(1,552)
Settlement charge	383	—	—	—	383
Prior service benefit (cost)	3	(1)	—	(1)	2
Deferred income tax benefit (expense)	370	(36)	(15)	(51)	319
Total pension plans	(1,003)	108	47	155	(848)
Post-retirement benefit plans:
Net actuarial gain (loss)	404	(26)	(30)	(56)	348
Prior service benefit (cost)	21	(8)	—	(8)	13
Curtailment loss	4	—	—	—	4
Deferred income tax (expense) benefit	(109)	8	7	15	(94)
Total post-retirement benefit plans	320	(26)	(23)	(49)	271
Total accumulated other comprehensive (loss) income	$(683)	82	24	106	(577)
The following table presents cumulative items not recognized as a component of net periodic benefits expense as of December 31, 2023, items recognized as a component of net periodic benefits expense in 2024, additional items deferred during 2024 and cumulative items not recognized as a component of net periodic benefits expense as of December 31, 2024. The items not recognized as a component of net periodic benefits expense have been recorded on our consolidated balance sheets in accumulated other comprehensive loss:

	As of and for the Years Ended December 31,
	2023	Recognition of Net Periodic Benefits Expense	Deferrals	Net Change in AOCL	2024
	(Dollars in millions)
Accumulated other comprehensive (loss) income
Pension plans:
Net actuarial (loss) gain	$(1,819)	108	(48)	60	(1,759)
Settlement charge	383	—	—	—	383
Prior service benefit (cost)	10	(7)	—	(7)	3
Deferred income tax benefit (expense)	381	(25)	14	(11)	370
Total pension plans	(1,045)	76	(34)	42	(1,003)
Post-retirement benefit plans:
Net actuarial gain (loss)	337	(17)	84	67	404
Prior service benefit (cost)	29	(8)	—	(8)	21
Curtailment loss	4	—	—	—	4
Deferred income tax (expense) benefit	(94)	6	(21)	(15)	(109)
Total post-retirement benefit plans	276	(19)	63	44	320
Total accumulated other comprehensive (loss) income	$(769)	57	29	86	(683)

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Appendix B
Other Benefit Plans
Medicare Prescription Drug, Improvement and Modernization Act of 2003
We sponsor post-retirement health care plans with several benefit options that provide prescription drug benefits that we deem actuarially equivalent to or exceeding Medicare Part D. We recognize the impact of the federal subsidy received under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 in the calculation of our post-retirement benefit obligation and net periodic post-retirement benefit expense.
Health Care and Life Insurance
We provide health care and life insurance benefits to essentially all our active employees. We are largely self-funded for the cost of the health care plan. Our health care benefit expense for current employees was $336 million, $281 million and $288 million for the years ended December 31, 2025, 2024 and 2023, respectively. Union-represented employee benefits are based on negotiated collective bargaining agreements. Employees contributed $71 million, $79 million, $89 million for the years ended December 31, 2025, 2024 and 2023, respectively. Our group basic life insurance plans are fully insured and the premiums are paid by us.
401(k) Plans
We sponsor a qualified defined contribution plan covering substantially all our U.S. employees. Under this plan, employees may contribute a percentage of their annual compensation up to certain maximums, as defined by the plan and by the Internal Revenue Service. Currently, we match a percentage of employee contributions in cash. As of December 31, 2025 and 2024, the assets of the plan included approximately 7 million and 8 million shares of our common stock, all of which were the result of the combination of previous employer match and participant directed contributions. We recognized expenses related to this plan of $80 million, $82 million and $87 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Deferred Compensation Plans
We sponsor non-qualified deferred compensation plans for various groups that included certain of our current and former highly compensated employees. The value of liabilities related to these plans was not significant.
Subsequent Event
In January 2026, we made a voluntary contribution of $101 million to the trust for the Combined Pension Plan.
Note 12 — Stock-Based Compensation
We maintain an equity incentive program that allows our Board of Directors (through its Human Resources and Compensation Committee or a senior officer acting under delegated authority) to grant incentives to certain employees and outside directors in one or more forms, including: incentive and non-qualified stock options, stock appreciation rights, restricted stock awards, RSUs and market and other equity-based awards.
Restricted Stock Awards and Restricted Stock Unit Awards
We grant equity based restricted stock and RSUs that contain service only conditions for vesting (“Service Awards”), awards that contain both service and market conditions for vesting (“Market Awards”) and awards that contain both service and performance conditions for vesting (“Performance Awards”). The fair value of Service Awards is based upon the closing stock price on the accounting grant date and the awards generally vest over periods ranging from one to four years. The fair value of Market Awards is determined using Monte-Carlo simulations and the awards vest over periods up to three years. The number of shares ultimately earned for Market Awards is typically based upon our total shareholder return as compared to the return of selected peer companies and can range between 0% and 200% of the target number of shares for the award. The fair value of Performance Awards is based upon the closing stock price on the accounting grant date; however, the award value may increase, or decrease based upon the extent to which the performance conditions are satisfied. Performance Awards vest over periods of up to three-years and specify a target number of shares for the award. The recipient ultimately can receive between 0% and 200% of the target number of shares depending upon the extent to which the performance conditions are satisfied.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
The following table summarizes activity involving restricted stock and RSU awards for the year ended December 31, 2025:

	Number of Shares	Weighted- Average Grant Date Fair Value
	(in thousands)
Non-vested as of December 31, 2024	28,160	$3.18
Granted	18,950	5.10
Vested	(9,159)	3.32
Forfeited	(5,740)	6.15
Non-vested as of December 31, 2025	32,211	3.74
During 2025, we granted 19.0 million shares of restricted stock and RSU awards at a weighted-average price of $5.10. During 2024, we granted 14.3 million shares of restricted stock and RSU awards at a weighted-average price of $1.69. During 2023, we granted 14.8 million shares of restricted stock and RSU awards at a weighted-average price of $1.85. The total fair value of restricted stock and RSU awards that vested during 2025, 2024 and 2023, was $44 million, $27 million and $21 million, respectively. We do not estimate forfeitures but recognize them as they occur.
Compensation Expense and Tax Benefit
For Service Awards that vest ratably over the service period, we recognize compensation expense on a straight-line basis over the requisite service period for the entire award. For Service Awards that vest at the end of the service period and for Market Awards, we recognize compensation expense over the service period. For our Performance Awards, we recognize compensation expense over the service period and based upon the expected performance outcome, until the final performance outcome is determined. Total compensation expense for all stock-based payment arrangements for the years ended December 31, 2025, 2024 and 2023, was $48 million, $29 million and $52 million, respectively. Our tax benefit recognized in the consolidated statements of operations for our stock-based payment arrangements for the years ended December 31, 2025, 2024 and 2023, was $12 million, $7 million and $12 million, respectively. As of December 31, 2025, there was $83 million of total unrecognized compensation expense related to our stock-based payment arrangements, which we expect to recognize over a weighted-average period of 1.5 years.

B-80

Appendix B
Note 13 — Loss Per Share Of Common Stock
Basic and diluted loss per share of common stock for the years ended December 31, 2025, 2024 and 2023 were calculated as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions, except per share amounts, shares in thousands)
Loss (numerator)
Net loss	$(1,739)	(55)	(10,298)
Net loss applicable to common stock for computing basic loss per share of common stock	(1,739)	(55)	(10,298)
Net loss as adjusted for purposes of computing diluted loss per share of common stock	$(1,739)	(55)	(10,298)
Shares (denominator):
Weighted-average number of shares:
Outstanding during period	1,024,193	1,014,554	1,006,787
Non-vested restricted stock	(29,645)	(26,874)	(23,706)
Weighted average shares outstanding for computing basic loss per share of common stock	994,548	987,680	983,081
Incremental common shares attributable to dilutive securities:
Shares issuable under convertible securities	—	—	—
Shares issuable under incentive compensation plans	—	—	—
Number of shares as adjusted for purposes of computing diluted loss per share of common stock	994,548	987,680	983,081
Basic loss per share of common stock	$(1.75)	(0.06)	(10.48)
Diluted loss per common share(1)	$(1.75)	(0.06)	(10.48)
(1)For the years ended December 31, 2025, December 31, 2024, and December 31, 2023, we excluded from the calculation of diluted loss per share of common stock 11.9 million shares, 7.3 million shares and 0.3 million shares, respectively, potentially issuable under incentive compensation plans or convertible securities, as their effect, if included, would have been anti-dilutive due to our net loss position.
Our calculation of diluted loss per share of common stock excludes non-vested restricted stock awards that are anti-dilutive based upon the terms of the award. Such shares were 11.9 million, 16.0 million and 22.5 million for 2025, 2024 and 2023, respectively.
Note 14 — Fair Value of Financial Instruments
Our financial instruments consist of cash, cash equivalents, restricted cash, accounts receivable, accounts payable, long-term debt (excluding finance lease and other obligations), certain equity investments and certain indemnification obligations. Due primarily to their short-term nature, the carrying amounts of our cash, cash equivalents, restricted cash, accounts receivable and accounts payable approximate their fair values.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable parties who are willing and able to transact for an asset or liability at the measurement date. We use valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs when determining fair value and then we rank the estimated values based on the reliability of the inputs using the below-described fair value hierarchy.
We determined the fair values of our long-term debt, including the current portion, based on quoted market prices where available or, if not available, based on inputs other than quoted market prices in active markets that are either directly or indirectly observable such as discounted future cash flows using current market interest rates.
The three input levels in the hierarchy of fair value measurements are defined by the FASB generally as follows:

Input Level	Description of Input
Level 1	Observable inputs such as quoted market prices in active markets.
Level 2	Inputs other than quoted prices in active markets that are either directly or indirectly observable.
Level 3	Unobservable inputs in which little or no market data exists.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
The following table presents the carrying amounts and estimated fair values of our following liabilities as of December 31, 2025 and 2024, as well as the input level used to determine the fair values indicated below:

		December 31, 2025		December 31, 2024
	Input Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
		(Dollars in millions)
Long-term debt, excluding finance lease and other obligations	2	$17,221	17,101	17,652	17,127
Indemnifications related to the sale of the Latin American business(1)	3	86	82	87	84
(1)Nonrecurring fair value is measured as of August 1, 2022.
Note 15 — Income Taxes
The components of the income tax (benefit) expense are as follows:

Year Ended December 31,
2025
(Dollars in millions)
Loss before income taxes
Domestic	$(2,698)
Foreign	(18)
Total pre-tax book loss	$(2,716)
Income tax (benefit) expense
Current tax (benefit) expense
Federal	$(309)
State and Local	32
Foreign	5
Total current tax benefit	(272)
Deferred tax (benefit) expenses
Federal	(546)
State and Local	(160)
Foreign	1
Total deferred tax benefit	(705)
Income tax (benefit) expense
Federal	(855)
State and Local	(128)
Foreign	6
Total income tax benefit	$(977)

	Years Ended December 31,
	2024	2023
	(Dollars in millions)
Income tax (benefit) expense
Federal
Current	$87	7
Deferred	(251)	(2)
State
Current	(29)	(6)
Deferred	15	55
Foreign
Current	2	—
Deferred	1	7
Total income tax benefit	$(175)	61

B-82

Appendix B
Income tax (benefit) expense was allocated as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Income tax (benefit) expense in the consolidated statements of operations:
Attributable to income	$(977)	(175)	61
Stockholders' (deficit) equity:
Tax effect of the change in accumulated other comprehensive loss	36	26	(21)
The following is a reconciliation from the statutory federal income tax rate to our effective income tax rate:

	Year Ended December 31,
	2025
	(Dollars in millions)	(Percentage of pre-tax loss)
Statutory federal income tax rate	$(573)	21.0%
Federal
Effect of cross-border tax laws
Other	(2)	0.1%
Tax Credits
Research and development credits	(4)	0.2%
Other	(1)	0.1%
Changes in valuation allowance	—	—%
Nontaxable or nondeductible items
Goodwill impairment	32	(1.2%)
Other	(20)	0.7%
State income taxes, net of federal income tax benefit(1)	(110)	4.1%
Change in liability for unrecognized tax position	(322)	11.8%
Foreign tax effect
Other Jurisdictions	23	(0.8%)
Effective income tax rate	$(977)	36.0%
(1)During the year ended December 31, 2025, state taxes in California, Minnesota, Arizona, Florida, Colorado, and Illinois comprised greater than 50% of the tax effect in this category.

	Years Ended December 31,
	2024	2023
	(Percentage of pre-tax loss)
Statutory federal income tax rate	21.0%	21.0%
State income taxes, net of federal income tax benefit	4.1%	(0.2%)
Goodwill impairment	—%	(21.9%)
Change in liability for unrecognized tax position	(16.8%)	(0.1%)
Legislative changes to Global Intangible Low-Taxes Income ("GILTI")	(1.2%)	—%
Nondeductible executive stock compensation	(4.9%)	—%
Change in valuation allowance	2.3%	1.3%
Net foreign income taxes	(2.3%)	—%
Research and development credits	6.5%	0.1%
Divestiture of business	—%	(0.4%)
Indemnification refunds	11.2%	—%
Cancellation of debt income	59.3%	—%
Other, net	(3.1%)	(0.4%)
Effective income tax rate	76.1%	(0.6%)

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
The effective tax rate for the year ended December 31, 2025 includes a $333 million favorable impact from statute of limitation releases on uncertain tax positions previously disclosed. The effective tax rate for December 31, 2024 includes a $135 million favorable impact from the exclusion of cancellation of debt income ("CODI") under Section 108 of the Internal Revenue Code. The effective tax rate for the year ended December 31, 2023 includes a 2.2 billion unfavorable impact of a non-deductible goodwill impairment and a $137 million favorable impact as a result of utilizing available capital losses generated by the sale of our Latin American business in 2022.
The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities were as follows:

	December 31,
	2025	2024
	(Dollars in millions)
Deferred tax assets
Post-retirement and pension benefit costs	$554	583
Net operating loss carryforwards	725	649
Other employee benefits	57	22
Deferred revenue	796	271
Interest expense limitation carryforwards	484	261
Other	234	212
Gross deferred tax assets	2,850	1,998
Less valuation allowance	(328)	(343)
Net deferred tax assets	2,522	1,655
Deferred tax liabilities
Property, plant and equipment, primarily due to depreciation differences	(3,723)	(3,447)
Goodwill and other intangible assets	(900)	(1,002)
Other	(24)	—
Gross deferred tax liabilities	(4,647)	(4,449)
Net deferred tax liability	$(2,125)	(2,794)
As of December 31, 2025, we have determined that a portion of our undistributed earnings in India are no longer permanently reinvested, resulting in the recognition of an immaterial deferred tax liability. We continue to assert that undistributed earnings of our subsidiaries in all other foreign jurisdictions are indefinitely reinvested.
Of the $2.1 billion and $2.8 billion net deferred tax liability as of December 31, 2025 and 2024, respectively, $2.3 billion and $2.9 billion is reflected as a long-term liability and $145 million and $96 million is reflected as a net noncurrent deferred tax asset, in other, net on our consolidated balance sheets as of December 31, 2025 and 2024, respectively.
Income taxes receivable as of December 31, 2025 and 2024, were $468 million and $483 million, respectively.

B-84

Appendix B
Income taxes paid (refunded), net are as follows:

Year Ended December 31,
2025
(Dollars in millions)
State
Texas	$3
Virginia	2
Alabama	2
Oregon	2
Illinois	2
Pennsylvania	1
Massachusetts	(1)
Foreign
India	6
Other	1
Total income taxes paid (refunded), net	$18
As of December 31, 2025, we had federal NOLs of approximately $982 million, net of expirations from limitations under Section 382 of the Internal Revenue Code and uncertain tax positions, for U.S. federal income tax purposes. We expect to use substantially all of these NOLs to reduce our future federal tax liabilities, although the timing of that use will depend upon our future earnings and future tax circumstances. Our ability to use these NOLs is subject to annual limits imposed by Section 382. If unused, approximately $570 million of pre-2018 NOLs will expire between 2027 and 2031.
As of December 31, 2025, we had state NOLs of $11 billion (net of uncertain tax positions). Our ability to use these NOLs is subject to annual limits under state law.
We establish valuation allowances when necessary to reduce the deferred tax assets to amounts we expect to realize. As of December 31, 2025, we established a valuation allowance of $328 million as it is more likely than not that this amount of NOLs will not be utilized prior to expiration. Our valuation allowance as of December 31, 2025 and 2024 is primarily related to NOLs. This valuation allowance decreased by $15 million during 2025, primarily due to changes in our state NOL carryforwards.
A reconciliation of the change in our gross unrecognized tax benefits (excluding both interest and any related federal benefit) for the years ended December 31, 2025 and 2024 is as follows:

	2025	2024
	(Dollars in millions)
Unrecognized tax benefits at beginning of year	$1,263	1,424
Increase (decrease) in tax positions of prior periods netted against deferred tax assets	1	(4)
Decrease in tax positions taken in the current year	(7)	(64)
Increase in tax positions taken in the prior year	4	65
Decrease due to payments/settlements	(1)	—
Decrease from the lapse of statute of limitations	(394)	(158)
Unrecognized tax benefits at end of year	$866	1,263
As of December 31, 2025, the total amount of unrecognized tax benefits that, if recognized, would impact the effective income tax rate was $653 million. The unrecognized tax benefits also include tax positions that, if recognized, would result in adjustments to other tax accounts, primarily deferred taxes, which would not impact the effective tax rate but could impact cash tax amounts payable to taxing authorities.
Our policy is to reflect interest expense associated with unrecognized tax benefits in income tax (benefit) expense. We had accrued interest (presented before related tax benefits) of approximately $306 million and $217 million as of December 31, 2025 and 2024, respectively.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
We, or at least one of our subsidiaries, file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004. The Internal Revenue Service and state and local taxing authorities reserve the right to audit any period where NOLs are available.
Based on our current assessment of various factors, including (i) the potential outcomes of these ongoing examinations, (ii) the expiration of statute of limitations for specific jurisdictions, (iii) the negotiated settlement of certain disputed issues, and (iv) the administrative practices of applicable taxing jurisdictions, it is reasonably possible that the related unrecognized tax benefits for uncertain tax positions previously taken may decrease by up to $287 million within the next 12 months. The actual amount of such decrease, if any, will depend on several future developments and events, many of which are outside our control.
In July 2025, the U.S. enacted the “One, Big Beautiful Bill Act” (the “OBBBA”), which permanently allows 100% bonus depreciation, immediate expensing for domestic R&D, and favorable changes to interest expense limitations. These provisions did not have a material impact on our 2025 effective tax rate but significantly reduced our federal income tax liability. The Company filed a refund claim for $400 million of federal estimated income taxes in July 2025 that it anticipates receiving in the first half of 2026.
The OECD has issued Pillar Two model rules introducing a new global minimum corporate tax of 15% for tax years effective after December 31, 2023. While the U.S. has not adopted Pillar Two legislation, certain countries in which we operate have already adopted legislation to implement Pillar Two. On January 5, 2026, the OECD announced the Side-by-Side ("SbS") package, implemented as administrative guidance modifying the operation of Pillar Two rules, which would fully exempt U.S.-parented groups from the application certain Pillar Two top-up taxes. The SbS package also extends the current Transitional Country-by-Country Reporting ("CbCR") Safe Harbor by one year, through the end of fiscal year of 2027. The Pillar Two rules have increased our compliance requirements but did not materially impact our 2025 results. We continue to monitor evolving global and domestic tax legislation and administrative guidance.
Note 16 — Segment Information
Our business is managed based on customer-facing sales channels to align with how we support our customers. Our chief operating decision maker ("CODM"), who is our CEO, makes decisions and assesses the performance of the Company reviewing two segments: Business and Mass Markets. Our reportable segments have not been aggregated.
Under our Business segment, we provide products and services to meet the needs of our enterprise and wholesale customers under five distinct sales channels — Large Enterprise, Mid-Market Enterprise, Public Sector, Wholesale and International and Other. For Business segment revenue, we report the following product categories: Grow, Nurture, Harvest and Other, in each case through the sales channels outlined above. The Business segment included the results of our EMEA business prior to the sale on November 1, 2023.
Under our Mass Markets segment, we provide products and services to residential and small business customers. We report the following product categories: Fiber Broadband, Other Broadband, and Voice and Other.
See detailed descriptions of these product and service categories in Note 4 — Revenue Recognition.
As described in more detail below, our segments are managed based on the direct costs of providing services to their customers and directly associated headcount and non-headcount operating expenses. Shared costs are managed separately and included in "other unallocated expense" in the table included below under the heading "— Revenue and Expenses." As referenced above, we reclassified certain prior period amounts to conform to the current period presentation. See Note 1 — Background and Summary of Significant Accounting Policies for additional detail on these changes. The CODM uses adjusted EBITDA as the key indicator in assessing performance and allocating resources for both the Business segment and Mass Markets segment.

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Appendix B
The following tables summarize our segment results for 2025, 2024 and 2023 based on the segment categorization we were operating under as of December 31, 2025.

	Year Ended December 31, 2025
	Business	Mass Markets
	(Dollars in millions)
Segment revenue	$9,895	2,507
Segment expense
Cost of services and products	2,786	49
Headcount costs	1,172	573
Non-headcount costs	1,414	489
Total expense	5,372	1,111
Total segment adjusted EBITDA	$4,523	1,396

	Year Ended December 31, 2024
	Business	Mass Markets
	(Dollars in millions)
Segment revenue	$10,366	2,742
Segment expense
Cost of services and products	3,062	69
Headcount costs	1,258	636
Non-headcount costs	1,429	541
Total expense	5,749	1,246
Total segment adjusted EBITDA	$4,617	1,496

	Year Ended December 31, 2023
	Business	Mass Markets
	(Dollars in millions)
Segment revenue	$11,586	2,971
Segment expense
Cost of services and products	3,247	79
Headcount costs	1,489	744
Non-headcount costs	1,593	592
Total expense	6,329	1,415
Total segment adjusted EBITDA	$5,257	1,556
Revenue and Expenses
Our segment revenue includes all revenue from our two segments as described in more detail above. Our segment revenue is based upon each customer's classification. We report our segment revenue based upon all services provided to that segment's customers. Our segment expenses include (i) specific cost of service expenses incurred as a direct result of providing services and products to segment customers, (ii) headcount costs, which primarily includes salaries, commissions, and group insurance, and (iii) non-headcount costs, which primarily include legal and other professional fees, marketing and advertising expenses, other network-related expenses, and external commissions. We have not allocated assets or debt to specific segments.
The following items are excluded from our segment results, because they are centrally managed and not monitored by or reported to our chief operating decision maker by segment:
•network expenses not incurred as a direct result of providing services and products to segment customers and centrally managed expenses such as Finance, Human Resources, Legal, Marketing, Product Management, and IT, all of which are reported as "other unallocated expense" in the table below;
•depreciation and amortization expense;
•goodwill or other impairments;
•interest expense;
•stock-based compensation;
•other income and expense items; and
•income tax expense.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
The following table reconciles total segment adjusted EBITDA to net loss for the years ended December 31, 2025, 2024 and 2023:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Total segment adjusted EBITDA	$5,919	6,113	6,813
Depreciation and amortization	(2,749)	(2,956)	(2,985)
Goodwill impairment	(628)	—	(10,693)
Other unallocated expense	(3,306)	(2,668)	(2,667)
Stock-based compensation	(48)	(29)	(52)
Operating (loss) income	(812)	460	(9,584)
Total other expense, net	(1,904)	(690)	(653)
Loss before income taxes	(2,716)	(230)	(10,237)
Income tax (benefit) expense	(977)	(175)	61
Net loss	$(1,739)	(55)	(10,298)
We do not have any single customer that comprises more than 10% of our consolidated total operating revenue.
The assets we hold outside of the U.S. represent less than 10% of our total assets. Revenue from sources outside of the U.S. comprises less than 10% of our total operating revenue.
Note 17 — Commitments, Contingencies and Other Items
We are subject to various claims, legal proceedings and other contingent liabilities, including the matters described below, which individually or in the aggregate could materially affect our financial condition, future results of operations or cash flows.
We review our litigation accrual liabilities on a quarterly basis, but in accordance with applicable accounting guidelines only establish accrual liabilities when losses are deemed probable and reasonably estimable and only revise previously established accrual liabilities when warranted by changes in circumstances, in each case based on then-available information. As such, as of any given date we could have exposure to losses under proceedings as to which no liability has been accrued or as to which the accrued liability is inadequate. Subject to these limitations, as of December 31, 2025 and December 31, 2024, we had accrued $71 million and $78 million, respectively, in the aggregate for our litigation and non-income tax contingencies, which is included in Other current liabilities or Other liabilities on our consolidated balance sheets as of such dates. Although we quantify our exposure for certain matters below, we cannot at this time estimate the reasonably possible loss or range of loss, if any, in excess of our $71 million accrual as of December 31, 2025 due to the inherent uncertainties and speculative nature of contested proceedings. The establishment of an accrual does not mean that actual funds have been set aside to satisfy a given contingency. Thus, the resolution of a particular contingency for the amount accrued could have no effect on our results of operations but nonetheless could have an adverse effect on our cash flows.
In this Note, a reference to a "putative" class action means a class has been alleged, but not certified, in that matter.

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Appendix B
Principal Proceedings
Houser Shareholder Suit
Lumen and certain of its current and former officers and directors were named as defendants in a putative shareholder class action lawsuit filed on June 12, 2018 in the Boulder County District Court of the state of Colorado, captioned Houser et al. v. CenturyLink, et al. The original complaint asserted claims on behalf of a putative class of former Level 3 Communications, Inc. ("Level 3") shareholders who became CenturyLink, Inc. shareholders as a result of our acquisition of Level 3. It alleged that the proxy statement provided to the Level 3 shareholders failed to disclose various material information, including information about strategic revenue, customer loss rates, and customer account issues, among other items. The original complaint sought damages, costs and fees, rescission, rescissory damages, and other equitable relief. In May 2020, the court dismissed the original complaint. The plaintiffs appealed that decision, and in March 2022, the appellate court affirmed the district court's order in part and reversed it in part. It then remanded the case to the district court for further proceedings. The plaintiffs filed an amended complaint asserting the same claims and prayer for relief, and we filed a motion to dismiss. The court granted our motion to dismiss in May 2023 and the plaintiffs appealed that dismissal. In August 2024, the appellate court set aside the trial court's dismissal. In October 2024, we filed a petition with the Colorado Supreme Court seeking a review of the appellate court's decision, and the petition for review was granted.
Lead-Sheathed Cable Litigation
Disclosure Litigation
On September 15, 2023, a purported shareholder of Lumen filed a putative class action complaint originally captioned Glauber, et al. v. Lumen Technologies (now captioned In re Lumen Technologies, Inc. Securities Litigation II, Case 3:23-cv-01290), in the U.S. District Court for the Western District of Louisiana. The complaint alleged that Lumen and certain of its current and former officers violated the federal securities laws by omitting or misstating material information related to Lumen’s responsibility for environmental degradation allegedly caused by the lead sheathing of certain telecommunications cables. The court appointed lead plaintiffs who filed an amended complaint, seeking money damages, attorneys’ fees and costs, and other relief. On March 31, 2025, the court granted Lumen's motion to dismiss plaintiffs' claims with prejudice. On April 30, 2025, the plaintiffs filed an appeal which is captioned McLemore v. Lumen Technologies, Case 25-30264, in the U.S. Court of Appeals for the Fifth Circuit. On January 30, 2026, the Fifth Circuit reversed on prejudice only and modified the dismissal to be without prejudice.
Derivative Litigation
On June 11, 2024, a purported shareholder of Lumen filed a shareholder derivative complaint on behalf of Lumen captioned Brown v. Johnson, et al., Case 3:24-cv-00798-TAD-KDM, in the U.S. District Court for the Western District of Louisiana. The complaint alleges claims for breach of fiduciary duty, violations of the federal securities laws, and other causes of action against current and former officers and directors of Lumen relating to placement or presence of lead-sheathed telecommunications cables. The complaint seeks damages, injunctive relief, and attorneys' fees. Substantially similar derivative cases have been filed as follows: (i) on August 9, 2024, Pourarian v. Johnson, et al., Case 3:24-cv-01071-TAD-KMM in the U.S. District Court for the Western District of Louisiana; (ii) on September 9, 2024, Capistrano v. Johnson, et al., Case 3:24-cv-01234-TAD-KMM in the U.S. District Court for the Western District of Louisiana; (iii) on September 16, 2024, Vogel v. Perry, et al., Case 2024-3360 in the 4th Judicial District Court for the Parish of Ouachita, State of Louisiana, subsequently removed on September 17, 2024 to the U.S. District Court for the Western District of Louisiana as Case 3:24-cv-01274-TAD-KMM; and (iv) on September 25, 2024, Murray v. Allen, et al., Case 3:24-cv-01320 in the U.S. District Court for the Western District of Louisiana. In April 2025, the court consolidated the Brown, Pourarian, Capistrano, and Murray actions and stayed the consolidated action pending further developments in In re Lumen Technologies, Inc. Securities Litigation II. In July 2025, the court similarly stayed the Vogel action.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Environmental Litigation
Parish of St. Mary
On July 9, 2024, a putative class action complaint was filed in the 16th Judicial District Court for the Parish of St. Mary, State of Louisiana, Case 138575, asserting claims on behalf of all parishes, municipalities, and citizens owning real properties in the State of Louisiana that have been affected by lead-sheathed telecommunications cables installed by AT&T and Lumen or their predecessors. The complaint seeks damages and injunctive relief under Louisiana state law. The case was removed to the United States District Court Western District of Louisiana Lafayette Division, Case 6:24-CV-01001-RRS-DJA. On December 6, 2024, the plaintiffs voluntarily dismissed the class action complaint without prejudice. On December 13, 2024, St. Mary’s Parish along with other parishes, municipalities, and two individuals served a notice of intent to file citizen suit under the Louisiana Environmental Quality Act, asserting claims identical to the class action which the plaintiffs voluntarily dismissed. In April 2025, the Village of Parks (one of the municipalities which had served a notice of intent to file a citizen suit) served Lumen with a petition in an action captioned Village of Parks v. Lumen Technologies, Inc., Case 95026, in the 16th Judicial District Court for the Parish of St. Martin, State of Louisiana. The Village of Parks petition seeks damages and injunctive relief under Louisiana state law relating to the above-described allegations about lead-sheathed telecommunications cables.
Blum
On November 6, 2023, a putative class action complaint was filed in the 16th Judicial District Court for the Parish of St. Mary, State of Louisiana, Case 137935, asserting claims on behalf of all citizens owning real properties in the State of Louisiana that have been affected by lead-sheathed telecommunications cables installed by AT&T, BellSouth, Verizon, and Lumen or their predecessors. The complaint seeks damages and injunctive relief under Louisiana state law. The case has been removed to Federal Court in the United States District Court Western District of Louisiana Lafayette Division, Case 6:23-CV-01748. In December 2024, the plaintiffs filed an amended complaint and a motion for remand. In September 2025, the motion to remand was denied.
State Tax Suits
Since 2012, a number of Missouri municipalities have asserted claims in the Circuit Court of St. Louis County, Missouri, alleging that we and several of our subsidiaries have underpaid taxes. These municipalities are seeking, among other things, declaratory relief regarding the application of business license and gross receipts taxes and back taxes from 2007 to the present, plus penalties and interest. In a February 2017 ruling in connection with one of these pending cases, the court entered an order awarding the plaintiffs $4 million and broadening the tax base on a going-forward basis. We appealed that decision to the Missouri Supreme Court. In December 2019, it affirmed the circuit court's order in some respects and reversed it in others, remanding the case to the circuit court for further proceedings. The Missouri Supreme Court's decision reduced our exposure in the case. In a June 2021 ruling in one of the pending cases, another trial court awarded the cities of Columbia and Joplin approximately $55 million, plus statutory interest. On appeal, the Missouri Court of Appeals affirmed in part and reversed in part, vacated the judgment and remanded the case to the trial court with instructions for further proceedings consistent with the Missouri Supreme Court's decision. In July 2025, a settlement was reached with the cities of Columbia and Joplin.
FCRA Litigation
In November 2014, a putative class action complaint captioned Bultemeyer v. CenturyLink, Inc. was filed in the United States District Court for the District of Arizona, Case CV-14-02530-PHX-SPL, alleging violations of the Fair Credit Reporting Act (the "FCRA"). In February 2017, the case was dismissed for lack of standing. The plaintiff appealed and the Ninth Circuit reversed and remanded. Class certification was contested and ultimately granted in 2023. The Ninth Circuit denied Lumen’s request to appeal the class certification ruling. A jury trial was conducted in September 2024. The jury found that CenturyLink willfully violated the FCRA and awarded each class member $500 for statutory damages and $2,000 for punitive damages. The district court denied Lumen's post-trial motions for relief, and on October 16, 2024, Lumen filed an appeal which is captioned Bultemeyer v. CenturyLink, Inc., Case 24-6413, in the U.S. Court of Appeals for the Ninth Circuit. We have not accrued a contingent liability for this matter. While liability is possible, we have not determined it to be probable, and damages exposure, if any, is uncertain.

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Appendix B
December 2018 Outage Proceedings
We experienced an outage on one of our transport networks that impacted voice, IP, 911, and transport services for some of our customers between the 27th and 29th of December 2018. We believe that the outage was caused by a faulty network management card from a third-party equipment vendor.
The FCC and four states initiated formal investigations. In November 2020, following the FCC's release of a public report on the outage, we negotiated a settlement which was disclosed by the FCC in December 2020. The amount of the settlement was not material to our financial statements.
In December 2020, the Staff of the Washington Utilities and Transportation Commission ("WUTC") filed a complaint against us based on the December 2018 outage, seeking penalties of approximately $7 million for alleged violations of Washington regulations and laws. The Washington Attorney General's office sought penalties of $27 million. Following trial, the WUTC issued an order imposing a penalty of approximately $1 million. On April 15, 2024, we appealed that decision to the Washington State Court of Appeals. In August 2025, the Court of Appeals denied the appeal. In September 2025, we filed a petition for review with the Washington State Supreme Court. In January 2026, the Washington State Supreme Court denied our petition for review.
Latin American Tax Indemnification Claims
In connection with the 2022 divestiture of our Latin American business, the purchaser assumed responsibility for the Brazilian tax claims described in our prior periodic reports filed with the SEC. However, we agreed to indemnify the purchaser for amounts paid with respect to the Brazilian tax claims. The value of this indemnification and others associated with the Latin American business divestiture are included in the indemnification amount as disclosed in Note 14 — Fair Value of Financial Instruments. In addition, there remain other pending proceedings in Brazil, Peru, and other Latin America countries, that, if upheld, could result in a reasonably possible loss of up to approximately $82 million in excess of the amount accrued as of December 31, 2025.
Huawei Network Deployment Investigations
Lumen has received requests from the following federal agencies for information relating to the use of equipment manufactured by Huawei Technologies Company ("Huawei") in Lumen’s networks.
•DOJ. Lumen has received a civil investigative demand from the U.S. Department of Justice in the course of a False Claims Act investigation alleging that Lumen Technologies, Inc. and Lumen Technologies Government Solutions, Inc. failed to comply with certain specified requirements in federal contracts concerning their use of Huawei equipment.
•FCC. The FCC’s Enforcement Bureau issued a Letter of Inquiry to Lumen Technologies, Inc. regarding its written certifications to the FCC that Lumen has complied with FCC rules governing the use of resources derived from the High Cost Program, Lifeline Program, Rural Health Care Program, E-Rate Program, Emergency Broadband Benefit Program, and the Affordable Connectivity Program. Under these programs, federal funds may not be used to facilitate the deployment or maintenance of equipment or services provided by Huawei, a company the FCC has determined poses a national security threat to the integrity of U.S. communications networks or the communications supply chain.
•Team Telecom. The Committee for the Assessment of Foreign Participation in the United States Telecommunications Service Sector (comprised of the U.S. Attorney General, and the Secretaries of the Department of Homeland Security, and the Department of Defense), commonly referred to as Team Telecom, issued questions and requests for information relating to Lumen’s FCC licenses and its use of Huawei equipment.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Marshall Fire Litigation
On December 30, 2021, a wildfire referred to as the Marshall Fire ignited near Boulder, Colorado. The Marshall Fire killed two people, and it burned thousands of acres, including entire neighborhoods. Approximately 300 lawsuits seeking substantial monetary relief have been filed naming as defendants our affiliate Qwest Corporation, an additional telecommunications company, and certain power companies. The complaints involving Qwest have been consolidated with Kupfner et al., v. Public Service Company of Colorado, et al., Case 2022-cv-30195 pending in Colorado District Court, Boulder, Colorado. In September 2025, the court vacated the trial date because the defendants reached agreements in principle to settle with virtually all of the plaintiffs, subject to final documentation. The court has held periodic status conferences and set a further status conference for February 26, 2026.
Minnesota State Income Tax Appeal
In May 2025, the Minnesota Department of Revenue issued an order (the "Order") denying the Company's petition for a separate allocation or separate apportionment of the taxable gain resulting from the 2022 divestiture of a portion of our incumbent local exchange carrier ("ILEC") business and making other minor adjustments. The Order seeks to assess additional income tax, penalties, and interest for the 2021 and 2022 tax years. On August 4, 2025, Lumen filed an appeal of the Order disputing this assessment, which is captioned Lumen Technologies, Inc. v. Commissioner of Revenue, Docket No. 9744-R., in the Minnesota Tax Court. The Company previously established an uncertain tax position for this item.
Other Proceedings, Disputes and Contingencies
From time to time, we are involved in other proceedings incidental to our business, including patent infringement allegations, regulatory hearings relating primarily to our rates or services, actions relating to employee claims, tax issues, or environmental law issues, grievance hearings before labor regulatory agencies, miscellaneous third-party tort actions, or commercial disputes.
We are currently defending several patent infringement lawsuits asserted against us by non-practicing entities which are seeking substantial recoveries. These cases have progressed to various stages and one or more may go to trial within the next twelve months if they are not otherwise resolved. Where applicable, we are seeking full or partial indemnification from our vendors and suppliers.
We are subject to various foreign, federal, state and local environmental protection and health and safety laws. From time to time, we are subject to judicial and administrative proceedings brought by various governmental authorities under these laws. Several such proceedings are currently pending, but none is reasonably expected to exceed $300,000 in fines and penalties. In addition, in the past we acquired companies that had installed lead-sheathed cables several decades earlier, or had operated certain manufacturing companies in the first part of the 1900s. Under applicable environmental laws, we could be named as a potentially responsible party for a share of the remediation of environmental conditions arising from the historical operations of our predecessors.
The outcomes of these other proceedings described under this heading are not predictable. However, based on current circumstances, we do not believe that the ultimate resolution of these other proceedings, after considering available defenses and any insurance coverage or indemnification rights, will have a material adverse effect on us.
The matters listed in this Note do not reflect all our contingencies. The ultimate outcome of the above-described matters may differ materially from the outcomes anticipated, estimated, projected or implied by us in certain of our statements appearing above in this Note, and proceedings we currently consider insignificant may ultimately affect us materially.

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Appendix B
Contractual Commitments
Right-of-Way
As of December 31, 2025, our future rental commitments and Right-of-Way ("ROW") agreements were as follows:

(Dollars in millions)
2026	$212
2027	83
2028	82
2029	70
2030	68
2031 and thereafter	769
Total future minimum payments	$1,284
Purchase Commitments
We have several commitments to a variety of vendors for services to be used in the ordinary course of business. As of December 31, 2025, we and our subsidiaries expect to purchase the following amounts under these commitments:

(Dollars in millions)
2026	$1,003
2027 through 2028	563
2029 through 2030	192
2031 and thereafter	95
Total purchase commitments	$1,853
These amounts do not represent our entire anticipated purchases in the future, but represent only those items for which we were contractually committed as of December 31, 2025.
Amounts included in the ROW and in the purchase commitments tables above are inclusive of contractual obligations related to our Mass Markets Fiber-to-the-Home business as of December 31, 2025 that were subsequently transferred to the buyer upon the close of the divestiture in February 2026.
Note 18 — Other Financial Information
Other Current Assets
The following table presents details of other current assets reflected in our consolidated balance sheets:

	December 31,
	2025	2024
	(Dollars in millions)
Prepaid expenses	$404	372
Income tax receivable	468	483
Materials, supplies and inventory	165	146
Contract assets	18	16
Contract acquisition costs	98	102
Contract fulfillment costs	136	109
Other	18	22
Total other current assets(1)	$1,307	1,250
(1)As of December 31, 2025, this amount excludes $30 million of other current assets associated with the disposal group classified as held for sale.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix B
Current Liabilities
Included in accounts payable as of December 31, 2025 and 2024 were $463 million and $248 million, respectively, associated with capital expenditures.
Other Income (Expense), Net
Other income (expense), net reflects certain items not directly related to our core operations, including gains and losses from non-operating asset dispositions. For the year ended December 31, 2024, Other income (expense), net included a gain on sale of investment of $205 million.
Note 19 — Accumulated Other Comprehensive Loss
Information Relating to 2025
The table below summarizes changes in accumulated other comprehensive loss recorded on our consolidated balance sheet by component for the year ended December 31, 2025:

	Pension Plans	Post- Retirement Benefit Plans	Foreign Currency Translation Adjustment and Other	Total
	(Dollars in millions)
Balance as of December 31, 2024	$(1,003)	320	(40)	(723)
Other comprehensive (loss) income before reclassifications	47	(23)	16	40
Amounts reclassified from accumulated other comprehensive income (loss)	108	(26)	—	82
Net current-period other comprehensive income	155	(49)	16	122
Balance as of December 31, 2025	$(848)	271	(24)	(601)
The table below presents further information about our reclassifications out of accumulated other comprehensive loss by component for the year ended December 31, 2025:

Year Ended December 31, 2025	(Decrease) Increase in Net Loss	Affected Line Item in Consolidated Statement of Operations
	(Dollars in millions)
Amortization of pension & post-retirement plans(1)
Net actuarial loss	$119	Other income (expense), net
Prior service cost	(9)	Other income (expense), net
Total before tax	110
Income tax benefit	(28)	Income tax (benefit) expense
Net of tax	$82
(1)See Note 11 — Employee Benefits for additional information on our net periodic benefit (expense) income related to our pension and post-retirement plans.

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Appendix B
Information Relating to 2024
The table below summarizes changes in accumulated other comprehensive loss recorded on our consolidated balance sheet by component for the year ended December 31, 2024:

	Pension Plans	Post- Retirement Benefit Plans	Foreign Currency Translation Adjustment and Other	Total
	(Dollars in millions)
Balance as of December 31, 2023	$(1,045)	276	(41)	(810)
Other comprehensive loss before reclassifications	(34)	63	1	30
Amounts reclassified from accumulated other comprehensive income (loss)	76	(19)	—	57
Net current-period other comprehensive (loss) income	42	44	1	87
Balance as of December 31, 2024	$(1,003)	320	(40)	(723)
The table below presents further information about our reclassifications out of accumulated other comprehensive loss by component for the year ended December 31, 2024:

Year Ended December 31, 2024	(Decrease) Increase in Net Loss	Affected Line Item in Consolidated Statement of Operations
	(Dollars in millions)
Amortization of pension & post-retirement plans(1)
Net actuarial loss	$91	Other income (expense), net
Prior service cost	(15)	Other income (expense), net
Total before tax	76
Income tax benefit	(19)	Income tax (benefit) expense
Net of tax	$57
(1)See Note 11 — Employee Benefits for additional information on our net periodic benefit (expense) income related to our pension and post-retirement plans.
Note 20 — Labor Union Contracts
As of December 31, 2025, approximately 20% of our employees were represented by the Communications Workers of America ("CWA") or the International Brotherhood of Electrical Workers ("IBEW"). Approximately 87% of our represented employees are subject to collective bargaining agreements that are scheduled to expire over the 12 month period ending December 31, 2026.

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix C
Proposed Amendments to Articles of Incorporation Pursuant to Item 3
Proposed Amendments for Item 3A, marked to show changes:
ARTICLE IV.
DIRECTORS
***
Removal. Subject to Article IV(G) hereof and notwithstanding any other provisions of these Articles or the Bylaws of this Corporation, any director or the entire Board of Directors may be removed at any time, but only for cause, ~~by the affirmative vote~~and only if, at a meeting of shareholders called for ~~such~~the purpose of authorizing such action, such action is approved by the affirmative vote of the holders of both ~~(i)~~(i) a majority of the Total Voting Power (as defined in Article V(D) hereof) ~~entitled to be cast by the~~of holders of Voting Stock (as defined in Article V(D) hereof), voting together as a single class, and ~~(ii)~~(ii) a majority of the ~~Total Voting Power entitled to be~~votes cast by the Independent Shareholders (as defined in Article V(D) hereof) for or against the action, voting as a separate voting group. At the same meeting in which the shareholders remove one or more directors, a successor or successors may be elected for the unexpired term of the director or directors removed. Except as set forth in this Article, directors shall not be subject to removal.
***
ARTICLE V.
CERTAIN BUSINESS COMBINATIONS
A. Vote Required in Business Combinations. No Business Combination may be effected unless all of the following conditions have been fulfilled:
~~(1) In addition to any vote~~(1) Unless otherwise required by law ~~or~~and notwithstanding any other provision of these Articles, the proposal to effect a Business Combination shall have been approved by (i) a majority of the directors then in office and a majority of the Continuing Directors and (ii) ~~by~~ the affirmative votes of both of the following:
~~(a) 80%~~(a) a majority of the Total Voting Power ~~entitled to be cast by~~of holders of ~~outstanding shares of~~ Voting Stock ~~of this Corporation~~, voting as a ~~separate voting group~~single class; and
~~(b) Two-thirds of the Total Voting Power entitled to be~~(b) a majority of the votes cast by the Independent ~~Stockholders present or duly represented at a meeting~~Shareholders for or against the proposal, voting as a separate voting group.
~~(2)~~ (2) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended (the ~~"~~“Act~~"~~”), and the rules and regulations thereunder (or any subsequent provisions replacing the Act, rules or regulations as a whole or in part) is mailed to all shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (regardless of whether such proxy or information statement is required pursuant to the Act or subsequent provisions).
***
C.    Alternative Shareholder Vote for Business Combinations. In the event the conditions set forth in Subparagraph (B)(1) or (B)(2) have been met, the affirmative vote required of shareholders in order to approve the proposed Business Combination shall be ~~66-2/3% of the Total Voting Power present or duly represented at the meeting called for such purpose~~the vote required by Article V(A)(1)(a), unless a greater vote is required by law.
***

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix E
ARTICLE IX.
AMENDMENTS
A.    Charter Amendments. Articles IV (other than paragraphs F and G), V, VI(A) and IX of these Articles of Incorporation shall not be amended in any manner (whether by modification or repeal of an existing Article or Articles or by addition of a new Article or Articles) except upon resolutions adopted by the affirmative vote of both ~~(i) 80%~~(i) a majority of the Total Voting Power ~~entitled to be cast by the~~of holders ~~of outstanding shares~~ of Voting Stock, voting together as a single ~~group, and (ii) two-thirds of the Total Voting Power entitled to be~~class, and (ii) a majority of the votes cast by the Independent Shareholders ~~present or duly represented at a shareholders' meeting~~for and against the matter, voting as a separate voting group; provided, however, that if such resolutions shall first be adopted by both a majority of the directors then in office and a majority of the Continuing Directors, voting as a separate group, then such resolutions shall be deemed adopted by the shareholders upon the affirmative vote of a majority of the Total Voting Power ~~entitled to be cast by~~of the holders of ~~outstanding shares of~~ Voting Stock, voting as a single ~~group~~class.
B.    Bylaw Amendments. Bylaws of this Corporation may be altered, amended, or repealed or new Bylaws may be adopted by ~~(i) the shareholders, but only upon~~(1) the affirmative vote of both ~~80% of the Total Voting Power entitled to be~~(i) a majority of the votes cast by the holders of ~~outstanding shares of~~ Voting Stock for or against the proposal, voting ~~together~~ as a single ~~group, and two-thirds of the Total Voting Power entitled to be~~class, and (ii) a majority of the votes cast by the Independent Shareholders ~~present or duly represented at a shareholders’ meeting~~for or against the proposal, voting as a separate voting group, or ~~(ii)~~(2) the Board of Directors, but only upon the affirmative vote of both a majority of the directors then in office and a majority of the Continuing Directors, voting as a separate group.
***
Proposed Amendments for Item 3B, marked to show changes:
ARTICLE VII.
LIMITATION OF LIABILITY AND INDEMNIFICATION
***
D.    Amendment of Article. ~~Notwithstanding any other provisions of these Articles of Incorporation, the affirmative vote of the holders of at least 80% of the Total Voting Power shall be required to amend or repeal this Article VII, and any~~Any amendment or repeal of this Article shall not adversely affect any elimination or limitation of liability of a director or officer of the Corporation under this Article with respect to any action or inaction occurring prior to the time of such amendment or repeal.

C-2

Appendix D
Proposed Amendment to Articles of
Incorporation Pursuant to Item 4
Proposed Amendments for Item 4, marked to show changes:
(15)    “Related Person” means any person (other than the Corporation, a Subsidiary or any profit sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trust, trustee of or fiduciary with respect to any such plan acting in such capacity) who (a) is the direct or indirect Beneficial Owner of shares of Capital Stock (including two or more classes or series voting together as a single class) representing more than 10% of the outstanding Total Voting Power entitled to vote for the election of directors, and any Affiliate or Associate of any such person, or (b) is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the direct or indirect Beneficial Owner~~, directly of indirectly,~~  of shares of Capital Stock (including two or more classes or series voting together as a single class) representing more than 10% ~~or more~~ of the outstanding Total Voting Power entitled to vote for the election of directors; provided however, that the term “Related Person” shall not include any such person (i) if, prior to the time that such person became a Related Person, such transaction which would otherwise result in the person becoming a Related Person was approved by the Board of Directors, (ii) who (x) was a Related Person prior to [__][1] (the “Effective Date”) and (y) who is the Beneficial Owner of shares of Capital Stock (including two or more classes or series voting together as a single class) representing more than 10% of the outstanding Total Voting Power entitled to vote for the election of directors and is approved by the Board of Directors prior to the three month anniversary of the Effective Date, or (iii) who becomes the Beneficial Owner of shares of Capital Stock in excess of the 10% limitation set forth herein as the result of action taken solely by the Corporation, provided that such person described in clause (iii) hereto shall be considered a Related Person if thereafter such person becomes the direct or indirect Beneficial Owner of additional voting shares of Capital Stock without advance approval as described in clauses (i) or (ii) hereto, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is the Beneficial Owner of a percentage, specified in this Article, of the outstanding Total Voting Power, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by that person through application of Article V(D)(3) but shall not include any other shares which may be issuable to any other person.
[1] To be the date of effectiveness of the proposed amendment.

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Appendix E
Glossary of Terms from Articles of Incorporation
The following terms, for purposes of Items 3A, 3B and 4, shall have the following meaning:
1.An “Affiliate” of, or a person “affiliated with,” a specified person means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.
2.“Announcement Date” means the first general public announcement of the proposal or intention to make a proposal of the Business Combination or its first communication generally to shareholders of the Company, whichever is earlier.
3.“Associate,” when used to indicate a relationship with any person, means any of the following:
1.Any corporation or organization, other than this Company, of which such person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of Equity Securities.
2.Any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity.
3.Any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.
4.Any investment company registered under the Investment Company Act of 1940 for which such person serves as investment advisor.
4.A person shall be deemed to be the “Beneficial Owner” of any shares of capital stock (regardless whether owned of record):
1.Which that person or any of its Affiliates or Associates, directly or indirectly, owns beneficially;
2.Which such person or any of its Affiliates or Associates has (i) the right to acquire (whether exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or
3.Which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of voting capital stock of the corporation or any of its subsidiaries.
5.“Business Combination” means any of the following transactions, when entered into by the Company or a Subsidiary with, or upon a proposal by, a Related Person:
1.The merger or consolidation of, or an exchange of securities by, the Company or any Subsidiary;
2.The sale, lease, exchange, mortgage, pledge, transfer or any other disposition (in one or a series of transactions) of any assets of the Company, or of any Subsidiary, having an aggregate book or fair market value of $1,000,000 or more, measured at the time the transaction or transactions are approved by the Board of Directors;
3.The adoption of a plan or proposal for the liquidation or dissolution of the Company or any Subsidiary;
4.The issuance or transfer by the Company or any Subsidiary (in one or a series of transactions) of securities of the Company, or of any Subsidiary, having a fair market value of $1,000,000 or more;

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5.The reclassification of securities (including a reverse stock split), recapitalization, consolidation or any other transaction (whether or not involving a Related Person) which has the direct or indirect effect of increasing the voting power (regardless whether then exercisable) or the proportionate amount of the outstanding shares of any class or series of Equity Securities of this Company or any of its Subsidiaries held by a Related Person, or any Associate or Affiliate of a Related Person;
6.Any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Company or any Subsidiary to a Related Person or any Affiliate or Associate thereof, except proportionately as a shareholder; or
7.Any agreement, contract or other arrangement providing directly or indirectly for any of the foregoing.
6.“Capital Stock” means any Common Stock, Preferred Stock or other capital stock of the Company, or any bonds, debentures, or other obligations granted voting rights by the Company pursuant to the Business Corporation Act of Louisiana.
7.“Common Stock” means any stock other than a class or series of preferred or preference stock.
8.“Continuing Director” shall mean any member of the Board of Directors who is not a Related Person or an Affiliate or Associate thereof, and who was a member of the Board of Directors prior to the time that the Related Person became a Related Person, and any successor to a Continuing Director who is not a Related Person or an Affiliate or Associate thereof and was recommended to succeed a Continuing Director by a majority of Continuing Directors who were then members of the Board of Directors, provided that, in the absence of a Related Person, any reference to “Continuing Directors” shall mean all directors then in office.
9.“Control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise. The beneficial ownership of 10% or more of the votes entitled to be cast by a corporation's voting stock creates a presumption of control.
10.“Determination Date” means the date on which a Related Person first became a Related Person.
11.“Equity Security” means any of the following:
1.Any stock or similar security, certificate of interest or participation in any profit sharing agreement, voting trust certificate or certificate of deposit for an equity security.
2.Any security convertible, with or without consideration, into an equity security, or any warrant or other security carrying any right to subscribe to or purchase an equity security.
3.Any put, call, straddle or other option or privilege of buying an equity security from or selling an equity security to another without being bound to do so.
12.“Independent Shareholder” or “Independent Stockholder” means a holder of Voting Stock of this Company who is not a Related Person.
13.“Market Value” means the following:
1.In the case of stock, the highest closing sale price on the date or during the period in question of a share of such stock on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock on the date or during the period in question on the National Association of Securities Dealers, Inc., Automated Quotations Systems, or any alternative system then in use, or, if no such quotations are available, the fair market value on the date or during the period in question of a share of such stock as determined by a majority of the Continuing Directors of this Company in good faith.
2.In the case of property other than cash or stock, the fair market value of such property on the date or during the period in question as determined by a majority of the Continuing Directors of this Company in good faith.

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14.A “person” shall mean any individual, firm, corporation or other entity, or a group of persons acting or agreeing to act together in the manner set forth in Rule 13d-5 under the Securities Exchange Act of 1934, as in effect on January 1, 1984.
15.“Related Person” means any person (other than the Company, a Subsidiary or any profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trust, trustee of or fiduciary with respect to any such plan acting in such capacity) who (a) is the direct or indirect Beneficial Owner of shares of Capital Stock representing more than 10% of the outstanding Total Voting Power entitled to vote for the election of directors, and any Affiliate or Associate of any such person, or (b) is an Affiliate or Associate of the Company and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly of indirectly, of shares of Capital Stock (including two or more classes or series voting together as a single class) representing 10% or more of the outstanding Total Voting Power entitled to vote for the election of directors. For the purpose of determining whether a person is the Beneficial Owner of a percentage, specified in this Article, of the outstanding Total Voting Power, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by that person through application of Article V(D)(3) but shall not include any other shares which may be issuable to any other person.
16.“Subsidiary” means any corporation of which Voting Stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by this Company.
17.“Total Voting Power,” when used in reference to any particular matter properly brought before the shareholders for their consideration and vote, means the total number of votes that holders of Capital Stock are entitled to cast with respect to such matter.
18.“Valuation Date” means the following:
1.For a Business Combination voted upon by shareholders, the latter of the date prior to the date of the shareholders' vote and the day 20 days prior to the consummation of the Business Combination; and
2.For a Business Combination not voted upon by the shareholders, the date of the consummation of the Business Combination.
19.“Voting Stock” means shares of Capital Stock of the Company entitled to vote generally in the election of directors.

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Appendix F
Amended and Restated 2024 Equity Incentive Plan
AMENDED AND RESTATED
2024 EQUITY INCENTIVE PLAN
OF LUMEN TECHNOLOGIES, INC.
1.Purpose. The purpose of the Amended and Restated 2024 Equity Incentive Plan (the “Plan”) of Lumen Technologies, Inc. (“Lumen”) is to increase shareholder value and to advance the interests of Lumen and its subsidiaries (collectively, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward, and motivate the Company’s key employees, officers, directors, consultants, and advisors and to strengthen the mutuality of interests between such persons and Lumen’s shareholders. Incentives consist of opportunities to purchase or receive shares of common stock, no par value per share, of Lumen (the “Common Stock”) or cash valued in relation to Common Stock, on terms determined under this Plan. As used in this Plan, the term “subsidiary” means any corporation, limited liability company, or other entity of which Lumen owns (directly or indirectly) within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.
2.Administration.
2.1 Composition. This Plan shall generally be administered by the Human Resources and Compensation Committee of the Board of Directors of Lumen (the “Board”) or by a subcommittee thereof (such administrator, as used in this Plan, the “Committee”). The Committee shall consist of not fewer than two members of the Board, each of whom shall qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule.
2.2 Authority. The Committee shall have plenary authority to award Incentives under this Plan and to enter into agreements with or provide notices to participants as to the terms of the Incentives (collectively, the “Incentive Agreements”). The Committee shall have the general authority to interpret this Plan, to establish any rules or regulations relating to this Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of this Plan. Committee decisions regarding matters relating to this Plan shall be final, conclusive, and binding on the Company, participants, and all other interested persons. The Committee may delegate its authority hereunder to the extent provided in Section 3.2.
3.Eligible Participants.
3.1 Eligibility. Key employees, officers, and directors of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee.
3.2 Delegation of Authority. With respect to participants not subject to Section 16 of the 1934 Act, the Committee may delegate to Lumen’s chief executive officer and/or one or more of the Company’s executive officers (collectively, the “Executive Officers”), its authority to designate participants, to determine the size and type of Incentives to be received by those participants, to determine any performance objectives for these participants, and to approve or authorize the form of Incentive Agreement governing such Incentives. Following any grants of Incentives pursuant to such delegated authority, the Executive Officers or any Company officer designated by the Executive Officers may exercise any powers of the Committee under this Plan to accelerate vesting or exercise periods, to terminate restricted periods, to waive compliance with specified provisions, or to otherwise make determinations contemplated hereunder with respect to those participants; provided, however, that (a) the Executive Officers may only grant options at a per share exercise price equal to or greater than the Fair Market Value (as defined in Section 12.10) of a share of Common Stock on the later of the date the officer approves such grant or the date the participant commences employment and (b) the Committee retains sole authority to make any of the determinations set forth in Section 5.4, 12.10 or Section 11 of this Plan.

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Appendix F
4.Types of Incentives. Incentives may be granted under this Plan to eligible participants in the forms of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights (“SARs”), (d) restricted stock, (e) restricted stock units (“RSUs”), and (f) Other Stock-Based Awards (as defined in Section 10).
5.Shares Subject to the Plan.
5.1 Number of Shares. Subject to the provisions of Section 5.2 and adjustment as provided in Section 5.4, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under this Plan shall be 88,600,000. Upon approval of this Plan by the Company’s shareholders, the Company will cease granting Incentives under the Company’s Second Amended and Restated 2018 Equity Incentive Plan (the “Prior Plan”) and any shares of Common Stock remaining available for grant under the Prior Plan may not be used for Incentives under this Plan.
5.2 Share Counting. Subject to adjustment as provided in Section 5.4
(a) All of the shares of Common Stock authorized and reserved under the Plan may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code.
(b) Any shares of Common Stock subject to an Incentive granted under this Plan that is subsequently canceled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available again for issuance or delivery under the Plan. Any shares of Common Stock subject to an Incentive granted under the Prior Plan (including Incentives granted under the Lumen Technologies, Inc. 2018 Equity Incentive Plan and the first amendment and restatement thereof) that, after the date this Plan is first approved by shareholders, is cancelled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available for issuance or delivery under this Plan. Notwithstanding the foregoing, shares subject to an Incentive shall not be available again for issuance or delivery under this Plan if such shares were (a) tendered in payment of the exercise or base price of a stock option or stock-settled SAR; (b) covered by, but not issued upon settlement of, stock-settled SARs; or (c) delivered or withheld by the Company to satisfy any tax withholding obligation related to a stock option, stock-settled SAR, or full-value award.
(c) If an Incentive, by its terms, may be settled only in cash, then the grant, vesting, payout, settlement, or forfeiture of such Incentive shall have no impact on the number of shares available for grant under the Plan.
5.3 Participant Limits. Subject to adjustment as provided in Section 5.4, a limit of $1,000,000 per calendar year applies to the sum of all cash and Incentives and other compensation granted to a non-management director of Lumen, although the maximum value of the Incentives that may be granted under the Plan during any single calendar year may not exceed $500,000 of such annual limit. Incentives shall be valued at the Fair Market Value on the date of grant for purposes of this Section 5.3.
5.4 Adjustment.
(a) In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other comparable change in the Common Stock, all limitations on numbers of shares of Common Stock provided in this Section 5 and the number of shares of Common Stock subject to outstanding Incentives shall be equitably adjusted in proportion to the change in outstanding shares of Common Stock. In addition, in the event of any such change in the Common Stock, the Committee shall make any other adjustment that it determines to be equitable, including adjustments to the exercise price of any option or the Base Price (defined in Section 7.5) of any SAR and any per share performance objectives of any Incentive in order to provide participants with the same relative rights before and after such adjustment.
(b) If the Company merges, consolidates, sells substantially all of its assets, or dissolves, and such transaction is not a Change of Control as defined in Section 11 (each of the foregoing, a “Fundamental Change”), then thereafter, upon any exercise or payout of an Incentive granted prior to the Fundamental Change, the participant shall be entitled to receive (i) in lieu of shares of Common Stock previously issuable thereunder, the number and class of shares of stock or securities to which the participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the participant had been the holder of record of the number of shares of Common Stock subject to such Incentive or (ii) in lieu of payments based on the Common

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Stock previously payable thereunder, payments based on any formula that the Committee determines to be equitable in order to provide participants with substantially equivalent rights before and after the Fundamental Change. In the event any such Fundamental Change causes a change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee in its sole discretion, whose determination shall be conclusive.
5.5 Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.
5.6 Minimum Vesting Requirements. Except for any Incentives that are issued in payment of cash amounts earned under the Company’s short-term incentive program, Incentives under the Plan must be granted with a minimum vesting period of at least one year without providing for incremental vesting during such one-year period, except that up to 5% of the shares of Common Stock reserved for issuance under the Plan may have a vesting period or restricted period, as applicable, of less than one year.
5.7 Dividends and Dividend Equivalent Rights. Incentives granted under this Plan in the form of stock options and SARs may not be granted with dividend or dividend equivalent rights. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, the Committee may determine to pay dividends or dividend equivalents, as applicable, on Incentives granted under this Plan in the form of restricted stock, RSUs, or Other Stock Based Awards. In the event that the Committee grants dividend equivalent rights, the Company shall establish an account for the participant and reflect in that account any securities, cash, or other property comprising any dividend or property distribution with respect to each share of Common Stock underlying each Incentive. For any Incentives granted under this Plan with dividend or dividend equivalent rights, such dividends or dividend equivalent rights shall vest and pay out or be forfeited in tandem with underlying Incentives rather than during the vesting period.
6.Stock Options. A stock option is a right to purchase shares of Common Stock from Lumen. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:
6.1 Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 5.4; provided that in no event shall the exercise price be less than the Fair Market Value (as defined in Section 12.10) of a share of Common Stock as of the date of grant, except in the case of a stock option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines. In the event that an option grant is approved by the Committee, but is to take effect on a later date, such as when employment or service commences, such later date shall be the date of grant.
6.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5, including, but not limited to, any adjustment as provided in Section 5.4.
6.3 Duration and Time for Exercise. The term of each stock option shall be determined by the Committee, but shall not exceed a maximum term of ten years. Subject to Section 5.6, each stock option shall become exercisable at such time or times during its term as determined by the Committee and provided for in the Incentive Agreement. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time.
6.4 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery to the Company of currently-owned shares of Common Stock (including through any attestation of ownership that effectively transfers title), which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; (e) if approved by the Committee, through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the

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Appendix F
aggregate exercise price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option; (f) in such other manner as may be authorized from time to time by the Committee; or (g) through any combination of the foregoing methods.
6.5 Limitations on Repricing. Except for adjustments pursuant to Section 5.4 or actions permitted to be taken by the Committee under Section 11 in the event of a Change of Control, unless approved by the shareholders of the Company, (a) the exercise price for any outstanding option granted under this Plan may not be decreased after the date of grant; and (b) an outstanding option that has been granted under this Plan may not, as of any date that such option has a per share exercise price that is greater than the then-current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise price, shares of restricted stock, restricted stock units, an Other Stock-Based Award, a cash payment, or Common Stock.
6.6 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):
(a) Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.
(b) All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board.
(c) No incentive stock options shall be granted to any non-employee or to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Lumen.
(d) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Lumen or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.
7.Stock Appreciation Rights.
7.1 Grant of Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the number or amount of which is determined pursuant to the formula set forth in Section 7.5. Each SAR granted by the Committee under the Plan shall be subject to the terms and conditions of the Plan and the applicable Incentive Agreement.
7.2 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 5.4.
7.3 Duration and Time for Exercise. The term of each SAR shall be determined by the Committee, but shall not exceed a maximum term of ten years. Subject to Section 5.6, each SAR shall become exercisable at such time or times during its term as shall be determined by the Committee and provided for in the Incentive Agreement. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any SAR at any time in its discretion.
7.4 Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The date that the Company receives such written notice shall be referred to herein as the “Exercise Date.” The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the shares of Common Stock to which the holder is entitled pursuant to Section 7.5 or cash or both, as provided in the Incentive Agreement.

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7.5 Payment.
(a) The number of shares of Common Stock which shall be issuable upon the exercise of a SAR payable in Common Stock shall be determined by dividing:
(i) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in each such share (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value (as defined in Section 12.10) of a share of Common Stock subject to the SAR on the trading day prior to the Exercise Date exceeds the “Base Price,” which is an amount, not less than the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 5.4); by
(ii) (i) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in each such share (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value (as defined in Section 12.10) of a share of Common Stock subject to the SAR on the trading day prior to the Exercise Date exceeds the “Base Price,” which is an amount, not less than the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 5.4); by the Fair Market Value of a share of Common Stock on the Exercise Date.
(b) No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.
(c) If so provided in the Incentive Agreement, a SAR may be exercised for cash equal to the Fair Market Value of the shares of Common Stock that would be issuable under Section 7.5(a), if the exercise had been for Common Stock.
7.6 Limitations on Repricing. Except for adjustments pursuant to Section 5.4 or actions permitted to be taken by the Committee under Section 11 in the event of a Change of Control, unless approved by the shareholders of the Company, (a) the Base Price for any outstanding SAR granted under this Plan may not be decreased after the date of grant; and (b) an outstanding SAR that has been granted under this Plan may not, as of any date that such SAR has a Base Price that is greater than the then-current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise price, shares of restricted stock, restricted stock units, an Other Stock-Based Award, a cash payment, or Common Stock.
8.Restricted Stock.
8.1 Grant of Restricted Stock. The Committee may award shares of restricted stock to such eligible participants as determined pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan.
8.2 The Restricted Period. Subject to Section 5.6, at the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the “Restricted Period”). Each award of restricted stock may have a different Restricted Period.
8.3 Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:
The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Lumen Technologies, Inc. 2024 Equity Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Lumen Technologies, Inc. (the “Company”) thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

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Appendix F
Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued.
8.4 Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered, any certificates shall be cancelled, and any related accrued but unpaid cash dividends will be forfeited. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 5.4 due to a recapitalization or other change in capitalization.
8.5 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse, and the Company shall cause to be delivered to the participant or the participant’s estate, as the case may be, the number of shares of restricted stock with respect to which the restrictions have lapsed, free of all such restrictions and legends, except any that may be imposed by law. The Company, in its discretion, may elect to deliver such shares through issuance of a stock certificate or by book entry.
8.6 Rights as a Shareholder. Subject to the terms and conditions of the Plan (including, but not limited to, Section 5.7) and the applicable Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.
9.Restricted Stock Units
9.1 Grant of Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan
9.2 Vesting Period. Subject to Section 5.6, at the time an award of RSUs is made, the Committee shall establish a period of time during which the restricted stock units shall vest (the “Vesting Period”). Each award of RSUs may have a different Vesting Period.
9.3 Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Incentive Agreement, each participant receiving restricted stock units shall have no rights as a shareholder with respect to such restricted stock units until such time as shares of Common Stock are issued to the participant.
10.Other Stock-Based Awards. The Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of awards (other than options, SARs, restricted stock, or RSUs, described in Sections 6 through 9 hereof) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock, awards of phantom stock, or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. Subject to Section 5.6, the Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a shareholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan.

F-6

11.Change of Control.
(a) A Change of Control shall mean:
(i) the acquisition by any person of beneficial ownership of 30% or more of the outstanding shares of the Common Stock or 30% or more of the combined voting power of Lumen’s then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:
(A) any acquisition (other than a Business Combination (as defined below) which constitutes a Change of Control under Section 11(a)(iii) hereof) of Common Stock directly from the Company,
(B) any acquisition of Common Stock by the Company,
(C) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or
(D) any acquisition of Common Stock by any corporation pursuant to a Business Combination that does not constitute a Change of Control under Section 11(a)(iii) hereof; or
(ii) individuals who, as of May 15, 2024, constituted the Board of Directors of Lumen (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by Lumen’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or
(iii) consummation of a reorganization, share exchange, merger or consolidation (including any such transaction involving any direct or indirect subsidiary of Lumen) or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination:
(A) the individuals and entities who were the beneficial owners of Lumen’s outstanding Common Stock and Lumen’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the surviving or successor corporation, or, if applicable, the ultimate parent company thereof (the “Post-Transaction Corporation”), and
(B) except to the extent that such ownership existed prior to the Business Combination, no person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either Lumen, the Post-Transaction Corporation or any subsidiary of either corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and
(C) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

F-7
2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix F
(iv) approval by the shareholders of Lumen of a complete liquidation or dissolution of Lumen.
For purposes of this Section 11, the term “person” shall mean a natural person or entity, and shall also mean the group or syndicate created when two or more persons act as a syndicate or other group (including a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that “person” shall not include an underwriter temporarily holding a security pursuant to an offering of the security.
(b) Except with respect to Incentives granted to non-management directors, no Incentive Agreement shall provide for (1) the acceleration of the vesting of time-based Incentives upon the occurrence of a Change of Control without a contemporaneous or subsequent actual or constructive involuntary termination of the participant’s employment or service relationship or (2) the payout of any performance-based Incentives upon a Change of Control in an amount exceeds the greater of (i) the payout of a pro-rata portion of such Incentive, based on the portion of the performance period that has elapsed and assuming target performance and (ii) payout of such Incentive based on actual performance. Notwithstanding the foregoing, no later than 30 days after a Change of Control of the type described in subsections (a)(i) or (a)(ii) of this Section 11 and no later than 30 days after the approval by the Board of a Change of Control of the type described in subsections (a)(iii) or (a)(iv) of this Section 11, the Committee, acting in its sole discretion without the consent or approval of any participant (and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), may act to effect one or more of the alternatives listed below, which may vary among individual participants and which may vary among Incentives held by any individual participant; provided, however, that no such action may be taken if it would result in the imposition of a penalty on the participant under Section 409A of the Code as a result thereof:
(i) require that all outstanding options, SARs or Other Stock-Based Awards be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options, SARs and Other Stock-Based Awards and all rights of participants thereunder would terminate,
(ii) make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control and provide participants with substantially equivalent rights before and after such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary),
(iii) provide for mandatory conversion or exchange of some or all of the outstanding options, SARs, restricted stock units or Other Stock-Based Awards held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such Incentives would be deemed automatically cancelled and the Company would pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option, SAR, restricted stock unit or Other Stock-Based Award, as defined and calculated below, over the per share exercise price or Base Price of such Incentive or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess, or
(iv) provide that thereafter, upon any exercise or payment of an Incentive that entitles the holder to receive Common Stock, the holder shall be entitled to purchase or receive under such Incentive, in lieu of the number of shares of Common Stock then covered by such Incentive, the number and class of shares of stock or other securities or property (including cash) to which the holder would have been entitled pursuant to the terms of the agreement providing for the reorganization, share exchange, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the holder had been the record owner of the number of shares of Common Stock then covered by such Incentive.
(c) For the purposes of conversions or exchanges under paragraph (iii) of Section 11(c), the “Change of Control Value” shall equal the amount determined by whichever of the following items is applicable:

F-8

(i) the per share price to be paid to holders of Common Stock in any such merger, consolidation or other reorganization,
(ii) the price per share offered to holders of Common Stock in any tender offer or exchange offer whereby a Change of Control takes place, or
(iii) in all other events, the fair market value of a share of Common Stock, as determined by the Committee as of the time determined by the Committee to be immediately prior to the effective time of the conversion or exchange.
(d) In the event that the consideration offered to shareholders of Lumen in any transaction described in this Section 11 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.
12.General.
12.1 Duration. No Incentives may be granted under the Plan after May 15, 2034; provided, however, that subject to Section 12.8, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.
12.2 Transferability.
(a) No Incentives granted hereunder may be transferred, pledged, assigned, or otherwise encumbered by a participant except:
(i) by will;
(ii) by the laws of descent and distribution;
(iii) if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, pursuant to a domestic relations order, as defined in the Code; or
(iv) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members (as defined in Section 12.2(b)); (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members, or beneficiaries, as appropriate, are the sole partners; (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members, or beneficiaries, as appropriate, are the sole members; or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members.
(b) “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.
12.3 Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee or as provided in the Incentive Agreement.
12.4 Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix F
on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.
12.5 Withholding.
(a) The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld (up to the maximum permissible withholding rate). At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive (each such date, a “Tax Date”), the participant may, subject to Section 12.5(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the maximum statutory amount required to be withheld under federal, state and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the Tax Date.
(b) Each Election must be made prior to the Tax Date. For participants who are not subject to Section 16 of the 1934 Act, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.
12.6 No Continued Employment. No participant under the Plan shall have any right, solely based on his or her participation in the Plan, to continue to serve as an employee, officer, director, consultant, or advisor of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.
12.7 Deferral Permitted. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement. Any deferral arrangements shall comply with Section 409A of the Code.
12.8 Amendments to or Termination of the Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:
(a) amend Section 6.5 or Section 7.6 to permit repricing of options or SARs without the approval of shareholders;
(b) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all of its rights under Section 11; or
(c) materially revise the Plan without the approval of the shareholders. A material revision of the Plan includes (i) except for adjustments permitted herein, a material increase to the maximum number of shares of Common Stock that may be issued through the Plan, (ii) a material increase to the benefits accruing to participants under the Plan, (iii) a material expansion of the classes of persons eligible to participate in the Plan, (iv) an expansion of the types of awards available for grant under the Plan, (v) a material extension of the term of the Plan and (vi) a material change that reduces the price at which shares of Common Stock may be offered through the Plan.
12.9 Repurchase. Upon approval of the Committee, the Company may repurchase all or a portion of a previously granted Incentive from a participant by mutual agreement by payment to the participant of cash or Common Stock or a combination thereof with a value equal to the value of the Incentive determined in good faith by the Committee; provided, however, that in no event will this section be construed to grant the Committee the power to take any action in violation of Section 6.5, 7.6, or 12.13.
12.10 Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, except as provided below in connection with a cashless exercise through a broker, it shall be determined as follows: (a) if the Common Stock is listed on an established stock exchange or

F-10

any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the date as of which fair market value is to be determined, (b) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (c) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the date as of which fair market value is to be determined, as established by the Committee in good faith. In the context of a cashless exercise through a broker, the “Fair Market Value” shall be the price at which the Common Stock subject to the stock option is actually sold in the market to pay the option exercise price. Notwithstanding the foregoing, if so determined by the Committee, “Fair Market Value” may be determined as an average selling price during a period specified by the Committee that is within 30 days before or 30 days after the date of grant, provided that the commitment to grant the stock right based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of stock rights under the same and substantially similar programs during any particular calendar year.
12.11 Liability.
(a) Neither Lumen, its affiliates or any of their respective directors or officers shall be liable to any participant relating to the participant’s failure to (i) realize any anticipated benefit under an Incentive due to the failure to satisfy any applicable conditions to vesting, payment or settlement, or (ii) realize any anticipated tax benefit or consequence due to changes in applicable law, the particular circumstances of the participant, or any other reason.
(b) No member of the Committee (or officer of the Company exercising delegated authority of the Committee under Section 3 thereof) will be liable for any action or determination made in good faith with respect to this Plan or any Incentive.
12.12 Interpretation.
(a) Unless the context otherwise requires, (i) all references to Sections are to Sections of this Plan, (ii) the term “including” means including without limitation, (iii) all references to any particular Incentive Agreement shall be deemed to include any amendments thereto or restatements thereof, and (iv) all references to any particular statute shall be deemed to include any amendment, restatement or re-enactment thereof or any statute or regulation substituted therefore.
(b) The titles and subtitles used in this Plan or any Incentive Agreement are used for convenience only and are not to be considered in construing or interpreting this Plan or the Incentive Agreement.
(c) All pronouns contained in this Plan or any Incentive Agreement, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identities of the parties may require.
(d) Whenever any provision of this Plan authorizes the Committee to take action or make determinations with respect to outstanding Incentives that have been granted or awarded by the chief executive officer of Lumen under Section 3.2 hereof, each such reference to “Committee” shall be deemed to include a reference to any officer of the Company that has delegated administrative authority under Section 3.2 of this Plan (subject to the limitations of such section).
12.13 Compliance with Section 409A. It is the intent of the Company that this Plan comply with the requirements of Section 409A of the Code with respect to any Incentives that constitute non-qualified deferred compensation under Section 409A, and the Company intends to operate the Plan in compliance with Section 409A and the Department of Treasury’s guidance or regulations promulgated thereunder. If the Committee grants any Incentives or takes any other action that would, either immediately or upon vesting or payment of the Incentive, inadvertently result in the imposition of a penalty on a participant under Section 409A of the Code, then the Company, in its discretion, may, to the maximum extent permitted by law, unilaterally rescind ab initio, sever, amend or otherwise modify the grant or action (or any provision of the Incentive) in such manner necessary for the penalty to be inapplicable or reduced.
12.14 Data Privacy. As a condition of receipt of any Incentive, each participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as

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2025 ANNUAL REPORT	2026 PROXY STATEMENT

Appendix F
described in this Section by and among, as applicable, the Company and its affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Incentives and such participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its affiliates may hold certain personal information about a participant, including, but not limited to, the participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its affiliates, and details of all Incentives (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Incentives and the participant’s participation in the Plan, the Company and its affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Incentives and such participant’s participation in the Plan. Recipients of the Data may be located in the participant’s country or elsewhere, and the participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Incentive, each participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Incentives and such participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the participant may elect to deposit any shares of Common Stock. The Data related to a participant will be held only as long as is necessary to implement, administer, and manage the Plan and Incentives and the participant’s participation in the Plan. A participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such participant, recommend any necessary corrections to the Data with respect to the participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. However, if a participant refuses or withdraws the consents described herein, the Company may cancel the participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the participant may forfeit any outstanding Incentive. For more information on the consequences of refusal to consent or withdrawal of consent, participants may contact their local human resources representative.
12.15 Participants Outside of the United States. The Committee may modify the terms of any Incentive under the Plan made to or held by a participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Incentive shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Incentive to such participant, as affected by non-United States tax laws and other restrictions applicable as a result of the participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Incentive to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Incentive may be modified under this Section 12.15 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the 1934 Act for the participant whose Incentive is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non-United States nationals or are primarily employed or providing services outside the United States.
12.16 Clawback. Incentives granted to a participant (including any proceeds, gains or other economic benefit the participant actually or constructively receives upon receipt or exercise of any Incentive or the receipt or resale of any shares of Common Stock underlying the Incentive) will be subject to any Company clawback policy applicable to the participant, including its Policy for the Recovery of Erroneously Awarded Compensation adopted in accordance with Section 303A.14 of the Listed Company Manual of the New York Stock Exchange and Section 10D and Rule 10D-1 of the 1934 Act, as it may be amended from time to time.

F-12

Corporate Headquarters
100 CenturyLink Drive
Monroe, Louisiana 71203
General Information: 318-388-9000
Transfer Agent
For address changes, stock transfers, name changes, registration changes, lost stock certificates and stock holdings, please contact:
Computershare Investor Services L.L.C.
P.O. Box 43006
Providence, RI 02940-3006
1-800-969-6718
www.computershare.com/lumen
Auditors
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202
Investor Relations
Inquiries by securities analysts, investment professionals and shareholders about Lumen Technologies, Inc. Common Shares, including requests for any SEC or other shareholder reports should be directed to:
investor.relations@lumen.com
ir.lumen.com
Annual Report
After the close of each fiscal year, Lumen Technologies, Inc. submits an Annual Report on Form 10-K to the SEC containing certain additional information about its business. A copy of the 10-K report may be obtained without charge by addressing your request to Corporate Secretary, Lumen Technologies, Inc., 100 CenturyLink Drive, Monroe, Louisiana 71203, or by visiting our website at www.lumen.com.
Common Shares
Lumen Common Shares are traded on the New York Stock Exchange under the symbol LUMN.
As of March 23, 2026, the record date for the meeting, we had 1,030,158,552 Common Shares and 7,018 Preferred Shares issued and outstanding. There were 69,884 common shareholders of record.
Lumen, Lumen Technologies, Inc. and the Lumen logos are either registered service marks or service marks of Lumen Technologies, Inc. and/or one of its affiliates in the United States and/or other countries. Any other service names, product names, company names or logos included herein are the trademarks or service marks of their respective owners.
Communications to the Board
Communication with shareholders and other interested parties is an important part of the governance process. Any shareholder or other stakeholder who wishes to contact the Board, Chairman, Audit Committee, independent directors or any individual Director can send correspondence to:
Write: P.O. Box 5061; Monroe, Louisiana 71211
Email: boardinquiries@lumen.com

LUMEN TECHNOLOGIES, INC.
100 CENTURYLINK DR
MONROE, LOUISIANA 71203-2041

SCAN TO
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VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 19, 2026, for shares held directly. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt by 11:59 p.m. Eastern Time on May 19, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89901-P47861

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LUMEN TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Elect 9 directors			
1a. Quincy L. Allen	☐	☐	☐
1b. Martha Helena Béjar	☐	☐	☐
1c. Christopher Capossela	☐	☐	☐
1d. Kevin P. Chilton	☐	☐	☐
1e. Michael Collins	☐	☐	☐
1f. Michelle J. Goldberg	☐	☐	☐
1g. Kate Johnson	☐	☐	☐
1h. Diankha Linear	☐	☐	☐
1i. Stephen McMillan	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3A, 3B, 4, 5, and 6. The Board of Directors recommends you vote AGAINST proposal 7.

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as our independent auditor for 2026.	☐	☐	☐
3. Approval of amendments to our Articles of Incorporation to remove supermajority voting requirements relating to:			
3A. provisions governing removal of directors, approval of certain business combinations, certain amendments to the Articles of Incorporation and Bylaws.	☐	☐	☐
3B. provisions governing limitation of liability and indemnification of directors.	☐	☐	☐
4. Approval of an amendment to our Articles of Incorporation to provide for exceptions to the "Related Person" Definition.	☐	☐	☐
5. Approval of the Amended and Restated 2024 Equity Incentive Plan.	☐	☐	☐
6. Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.	☐	☐	☐
7. Approval of a shareholder proposal regarding a shareholder right to vote for or against a poison pill.	☐	☐	☐

NOTE: Designated proxies are authorized to transact such other business as may properly come before the Meeting.

FOR YOUR VOTE TO BE COUNTED UNDER THIS PROXY CARD, WE MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY 11:59 P.M. EASTERN TIME ON MAY 19, 2026.

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V89902-P47861

LUMEN TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Kate Johnson and Chris D. Stansbury, or either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock and voting preferred stock (collectively, the "Voting Shares") of Lumen Technologies, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 20, 2026 at 8:30 a.m. CDT, and at any and all adjournments thereof (the "Meeting").

In addition to serving as a Proxy, this card will also serve as instructions to Computershare Investor Services L.L.C. (the "Agent") to vote in the manner designated on the reverse side hereof the shares of the Company's common stock held as of the close of business on March 23, 2026 in the name of the Agent and credited to any plan account of the undersigned in accordance with the Company's prior dividend reinvestment plan. Upon the Company's timely receipt of this Proxy, properly executed, all of your Voting Shares, including any held in the name of the Agent, will be voted as specified.

With respect to each matter listed on the reverse side, the Board of Directors recommends that you vote FOR Items 1 through 6, each of which is described more fully in the Company's definitive proxy statement for the Meeting. The Board of Directors recommends that you vote AGAINST Item 7. If you properly execute and return this Proxy but fail to provide specific directions with respect to any of the matters listed on the reverse side, all of your shares will be voted FOR each of the nominees listed in Item 1, FOR Items 2 through 6, and AGAINST Item 7.

(Please See Reverse Side)

LUMEN®

LUMEN TECHNOLOGIES, INC.
100 CENTURYLINK DR
MONROE, LOUISIANA 71203-2041

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 14, 2026, for shares held in a Plan. Have your voting instructions in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LUMN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 14, 2026, for shares held in a Plan. Have your voting instructions in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for receipt by 11:59 p.m. Eastern Time on May 14, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89903-Z92250

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

LUMEN TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Elect 9 directors			
1a. Quincy L. Allen	☐	☐	☐
1b. Martha Helena Béjar	☐	☐	☐
1c. Christopher Capossela	☐	☐	☐
1d. Kevin P. Chilton	☐	☐	☐
1e. Michael Collins	☐	☐	☐
1f. Michelle J. Goldberg	☐	☐	☐
1g. Kate Johnson	☐	☐	☐
1h. Diankha Linear	☐	☐	☐
1i. Stephen McMillan	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3A, 3B, 4, 5, and 6. The Board of Directors recommends you vote AGAINST proposal 7.

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as our independent auditor for 2026.	☐	☐	☐
3. Approval of amendments to our Articles of Incorporation to remove supermajority voting requirements relating to:			
3A. provisions governing removal of directors, approval of certain business combinations, certain amendments to the Articles of Incorporation and Bylaws.	☐	☐	☐
3B. provisions governing limitation of liability and indemnification of directors.	☐	☐	☐
4. Approval of an amendment to our Articles of Incorporation to provide for exceptions to the "Related Person" Definition.	☐	☐	☐
5. Approval of the Amended and Restated 2024 Equity Incentive Plan.	☐	☐	☐
6. Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.	☐	☐	☐
7. Approval of a shareholder proposal regarding a shareholder right to vote for or against a poison pill.	☐	☐	☐

NOTE: Designated proxies are authorized to transact such other business as may properly come before the Meeting.

TO BE COUNTED, THE TRUSTEE MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY 11:59 P.M. EASTERN TIME ON MAY 14, 2026.

Please mark, sign, date and return these instructions promptly using the enclosed envelope.

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature of Participant	Date

V89904-Z92250

LUMEN 401(k) SAVINGS PLAN

VOTING INSTRUCTIONS

The undersigned, acting as a participant and a "named fiduciary" in the above-referenced retirement plan (the "Plan"), hereby directs The Northern Trust Company (the "Trustee"), as directed trustee of the Plan's trust (the "Trust"), to vote at the Annual Meeting of Shareholders of Lumen Technologies, Inc. (the "Company") to be held on Wednesday, May 20, 2026 at 8:30 a.m. CDT, and any and all adjournments thereof (the "Meeting"), in the manner designated herein, the number of shares of the Company's common stock credited to the account of the undersigned maintained under the Plan on the matters set forth on the reverse side hereof and more fully described in the Company's proxy statement for the Meeting. If no instructions are furnished by the undersigned, the Trustee will vote unvoted shares and unallocated shares, if any, held in the Trust (collectively, "Undirected Shares") in the same proportion as shares voted under the Plan regarding each of the matters set forth on the reverse side hereof, except as otherwise provided in accordance with applicable law. Under the Trust, plan participants are deemed to act as "named fiduciaries" to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of Undirected Shares.

The undersigned hereby directs the Trustee to authorize the Company's proxies to vote in their discretion upon such other business as may properly come before the Meeting.

The Board of Directors of the Company recommends that you vote FOR Items 1 through 6, each of which is described more fully in the Company's definitive proxy statement for the Meeting. The Board of Directors recommends that you vote AGAINST Item 7. Upon the Trustee's timely receipt of these instructions, properly executed, the undersigned's shares will be voted in the manner directed. If the undersigned properly executes and returns these instructions but fails to provide specific directions with respect to any of the matters listed on the reverse, the undersigned's shares will be voted FOR each of the nominees listed in Item 1, FOR Items 2 through 6, and AGAINST Item 7.